FOURTH AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT

                                     -among-


                              AEROFLEX INCORPORATED
                               (f/k/a ARX, Inc.),
                       AEROFLEX LABORATORIES INCORPORATED,
                          AEROFLEX INTERNATIONAL INC.,
                              AEROFLEX LINTEK CORP.
                             AEROFLEX SYSTEMS CORP.,
                        COMSTRON INTERNATIONAL, S.A.R.L.,
                           MIC TECHNOLOGY CORPORATION,
                            MIC TECHNOLOGY S.A.R.L.,
                     VIBRATION MOUNTINGS AND CONTROLS, INC.
                                       and
                       UTMC MICROELECTRONIC SYSTEMS INC.,
                                  as Borrowers,

                                      -and-

                            THE CHASE MANHATTAN BANK
                                       and
                                FLEET BANK, N.A.,
                                    as Banks,

                                      -and-

                                FLEET BANK, N.A.,
                                as Administrator




                                                 Dated as of:  February 25, 1999

                                TABLE OF CONTENTS
                                -----------------
Section                        Title                           Page
-------                        -----                           ----
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . .1

Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

Article I Definitions

1.01      Certain Defined Terms. . . . . . . . . . . . . . . . . .2
1.02      Certain Definitions in Other Loan Instruments. . . . . 20
1.03      Pronouns . . . . . . . . . . . . . . . . . . . . . . . 20

Article II     Amounts and Terms of the Obligations

2.01     The Revolving Credit Loans. . . . . . . . . . . . . . . 20
2.02     The Term Loans and Mortgage Loans . . . . . . . . . . . 21
2.03     The Notes . . . . . . . . . . . . . . . . . . . . . . . 21
2.04     Interest; Optional Fixed Rates; Additional Interest . . 21
2.05     Voluntary and Mandatory Payments. . . . . . . . . . . . 24
2.06     Commitment Fee; Restructure Fee; Administration Fee;
         Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . 26
2.07     Letters of Credit . . . . . . . . . . . . . . . . . . . 26
2.08     Payments and Applications . . . . . . . . . . . . . . . 30
2.09     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 31
2.10     Lost or Damaged Notes . . . . . . . . . . . . . . . . . 31
2.11     Maximum Interest Rate . . . . . . . . . . . . . . . . . 31
2.12     Obligations and Communications of the Borrowers . . . . 31
2.13     Subrogation and Contribution. . . . . . . . . . . . . . 32
2.14     Waiver of Impairment of Contribution and Other Rights . 32
2.15     Guaranty of Payment and Expenses. . . . . . . . . . . . 33
2.16     Continuing Guaranty, Payment in Accordance with Terms,
         Etc. .  . . . . . . . . . . . . . . . . . . . . . . . . 33
2.17     Waivers of Notice, Etc. . . . . . . . . . . . . . . . . 33
2.18     Agreement Not Affected. . . . . . . . . . . . . . . . . 34
2.19     Bankruptcy; Reinstatement . . . . . . . . . . . . . . . 34
2.20     Transitional Matters. . . . . . . . . . . . . . . . . . 35

Article III    Representations and Warranties

3.01     Organization, Powers, Etc.  . . . . . . . . . . . . . . 35
3.02     Authorization, Conflicts and Validity . . . . . . . . . 35
3.03     Consents, Etc.  . . . . . . . . . . . . . . . . . . . . 36
3.04     Litigation. . . . . . . . . . . . . . . . . . . . . . . 36
3.05     Financial Statements. . . . . . . . . . . . . . . . . . 36
3.06     Absence of Defaults and Certain Agreements. . . . . . . 37
3.07     Compliance with Applicable Laws . . . . . . . . . . . . 37
3.08     Payment of Debts and Taxes. . . . . . . . . . . . . . . 37
3.09     Indebtedness, Credit Support, ERISA Plans, Etc. . . . . 37
3.10     Assets and Collateral . . . . . . . . . . . . . . . . . 38
3.11     Subsidiaries, Other Ventures, Loans and Other
         Investments . . . . . . . . . . . . . . . . . . . . . . 41
3.12     Relationship of the Borrowers . . . . . . . . . . . . . 41
3.13     Securities, Etc.  . . . . . . . . . . . . . . . . . . . 41
3.14     Federal Reserve Regulations, No Restriction on
         Borrowing, Etc.   . . . . . . . . . . . . . . . . . . . 41
3.15     No Misrepresentation by the Borrowers . . . . . . . . . 41

Article IV     Conditions to Lending

4.01     Representations and Warranties. . . . . . . . . . . . . 42
4.02     No Default. . . . . . . . . . . . . . . . . . . . . . . 42

4.03     Borrowers' Bringdown Certificate. . . . . . . . . . . . 43
4.04     Delivery of the Loan Instruments and Collateral . . . . 43
4.05     Opinion of Counsel to the Borrowers, Etc. . . . . . . . 43
4.06     Supporting Documents. . . . . . . . . . . . . . . . . . 43
4.07     Minimum Availability. . . . . . . . . . . . . . . . . . 43

Article V      Affirmative Covenants

5.01     Required Notices. . . . . . . . . . . . . . . . . . . . 43
5.02     Accounts and Reports. . . . . . . . . . . . . . . . . . 44
5.03     Access to Premises, Records and Collateral. . . . . . . 47
5.04     Existence, Corporate Documents, Powers, Etc.  . . . . . 48
5.05     Compliance with Applicable Laws; Operations . . . . . . 48
5.06     Payment of Debts, Taxes, Etc. . . . . . . . . . . . . . 48
5.07     Maintenance and Insurance . . . . . . . . . . . . . . . 48
5.08     Contracts and Other Collateral. . . . . . . . . . . . . 49
5.09     Defense of Collateral, Etc. . . . . . . . . . . . . . . 49
5.10     Margin Stock Regulation Compliance. . . . . . . . . . . 49
5.11     Maintenance of Borrowing Base . . . . . . . . . . . . . 50
5.12     Additional Subsidiary Borrowers . . . . . . . . . . . . 50

Article VI     Negative Covenants

6.01     Certain Financial Requirements. . . . . . . . . . . . . 50
6.02     Indebtedness. . . . . . . . . . . . . . . . . . . . . . 51
6.03     Credit Support. . . . . . . . . . . . . . . . . . . . . 52
6.04     Liens . . . . . . . . . . . . . . . . . . . . . . . . . 52
6.05     Sale or Disposition of Collateral, Etc. . . . . . . . . 52
6.06     Investments, Loans, Advances, Etc.  . . . . . . . . . . 52
6.07     Certain Fundamental Changes . . . . . . . . . . . . . . 53
6.08     Distributions to Shareholders . . . . . . . . . . . . . 53
6.09     Use of Loans. . . . . . . . . . . . . . . . . . . . . . 53
6.10     ERISA Plans . . . . . . . . . . . . . . . . . . . . . . 53
6.11     Transactions with Affiliates. . . . . . . . . . . . . . 54
6.12     Modification of the Subordinated Debt Documents, Etc. . 54
6.13     Modification of the Equipment Finance Documents . . . . 54
6.14     Modification of the Purchase Documents. . . . . . . . . 55
6.15     Modification of the Pearl River Financing Documents . . 55
6.16     Modification of the Rights Agreement, Etc.. . . . . . . 55

Article VII    Collateral

7.01     Continuation and Grant of Security Interests. . . . . . 55
7.02     Collateral Documentation. . . . . . . . . . . . . . . . 57
7.03     Rights of the Borrowers to the Collateral, Etc. . . . . 59
7.04     Partial Releases. . . . . . . . . . . . . . . . . . . . 60
7.05     Litigation Respecting Collateral. . . . . . . . . . . . 61
7.06     Power of Attorney . . . . . . . . . . . . . . . . . . . 61
7.07     Rights of the Banks to the Collateral, Deficiencies,
         Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . 62
7.08     Performance by the Administrator. . . . . . . . . . . . 64
7.09     Certain Acknowledgments and Waivers by the Borrowers. . 64
7.10     Termination of Security Interests . . . . . . . . . . . 65

Article VIII   Defaults and Remedies

8.01     Events of Default . . . . . . . . . . . . . . . . . . . 65
8.02     Remedies upon Default . . . . . . . . . . . . . . . . . 67
8.03     Enforcement, Etc. . . . . . . . . . . . . . . . . . . . 68
8.04     Equitable Relief. . . . . . . . . . . . . . . . . . . . 68
8.05     Consent to Jurisdiction, Waiver of Personal Service,
         Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . 68
8.06     Waiver of Jury Trial. . . . . . . . . . . . . . . . . . 69
8.07     Waiver of Setoff, Special Damages, Etc. . . . . . . . . 69
8.08     No Fiduciary Relationship, Etc. . . . . . . . . . . . . 69
8.09     Banks' Right of Setoff, Etc.. . . . . . . . . . . . . . 69

Article IX     The Administrator and the Banks

9.01     Appointment of Administrator. . . . . . . . . . . . . . 70
9.02     Undivided Interest and Committed Share, Etc.  . . . . . 70
9.03     Notice of Intent Not to Advance; Letters of Credit. . . 71
9.04     Collection and Distribution . . . . . . . . . . . . . . 72
9.05     Direct Billing, Fixed Rates, Additional Interest, Etc.  73
9.06     Voting Rights, Etc. . . . . . . . . . . . . . . . . . . 74
9.07     Powers and Duties of the Administrator, Etc.  . . . . . 75
9.08     Notices and Knowledge of Events of Default, Etc.  . . . 75
9.09     Administration During Certain Events of Default . . . . 76
9.10     Reports and Information . . . . . . . . . . . . . . . . 77
9.11     Banks' Representations, Warranties and Covenants. . . . 77
9.12     Credit Waivers and Exculpations . . . . . . . . . . . . 77
9.13     Reliance on Documents and Experts . . . . . . . . . . . 78
9.14     Status and Liability of the Administrator, Etc. . . . . 78
9.15     Banks' Risk of Loss; Expenses; Indemnification. . . . . 78
9.16     Invalidation of Distributions . . . . . . . . . . . . . 79
9.17     No Waiver of Rights, Independent Transactions, Etc. . . 79
9.18     Communications with the Borrowers . . . . . . . . . . . 80
9.19     Delinquent Banks. . . . . . . . . . . . . . . . . . . . 80
9.20     No Third Party Rights . . . . . . . . . . . . . . . . . 80
9.21     Resignation and Successor Administrator . . . . . . . . 80
9.22     Delegation of Duties by Administrator . . . . . . . . . 81

Article X      Miscellaneous

10.01    Notice. . . . . . . . . . . . . . . . . . . . . . . . . 81
10.02    Expenses of the Administrator and the Banks . . . . . . 81
10.03    Further Assurances. . . . . . . . . . . . . . . . . . . 82
10.04    Reliance, Exculpation and Indemnification . . . . . . . 82
10.05    Interpretation. . . . . . . . . . . . . . . . . . . . . 83
10.06    Section and Other Headings. . . . . . . . . . . . . . . 83
10.07    Provisions of the Notes and Collateral Loan Instruments 83
10.08    Governing Law . . . . . . . . . . . . . . . . . . . . . 83
10.09    Severability. . . . . . . . . . . . . . . . . . . . . . 83
10.10    Survival of Representations, Etc. . . . . . . . . . . . 83
10.11    Counterparts. . . . . . . . . . . . . . . . . . . . . . 84
10.12    Effective Date. . . . . . . . . . . . . . . . . . . . . 84
10.13    Successors and Assigns; Assignment. . . . . . . . . . . 85
10.14    Limits on the Administrator's Ability to Act, Etc.  . . 86
10.15    No Third Party Rights . . . . . . . . . . . . . . . . . 86
10.16    No Waiver by Action, Etc. . . . . . . . . . . . . . . . 86

10.17    Modification, Amendment, Etc. . . . . . . . . . . . . . 88
10.18    Entire Agreement. . . . . . . . . . . . . . . . . . . . 88

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . 88

Acknowledgments. . . . . . . . . . . . . . . . . . . . . . . . . 90



                                    EXHIBITS
                                    --------
Item           Section               Title                                  Page
----           -------               -----                                  ----
Exhibit A      2.03(a)        Form of Fifth Amended and Restated
                              Revolving Promissory Note . . . . . .          A-1
Exhibit B      2.03(b)        Form of Term Promissory Note  . . . .          B-1
Exhibit C      2.03(c)        Form of Mortgage Note . . . . . . . .          C-1
Exhibit D      4.03           Form of Bringdown Certificate . . . .          D-1
Exhibit E-I    5.02(e)        Form of Financial Covenants Compliance
                              Certificate . . . . . . . . . . . . .        E-I-1
Exhibit E-II   5.02(f)        Form of Borrowing Base Certificate. .       E-II-1
Exhibit F      9.02(a)        Committed Shares  . . . . . . . . . .          F-1
Exhibit G      9.04(c)        Wire Instructions . . . . . . . . . .          G-1
Exhibit H      9.21(b)        Form of Assignment and Assumption
                              Agreement . . . . . . . . . . . . . .          H-1
Exhibit I      10.01          Addresses for Notices and Service . .          I-1



                             SCHEDULES
                             ---------
Item                           Title
----                           -----
Schedule 3.01(c)   Qualifications, Licenses and Registrations
Schedule 3.03      Required Consents
Schedule 3.04      Litigation
Schedule 3.06      Certain Existing Defaults and Adverse Agreements
Schedule 3.07      Certain Violations of Applicable Law
Schedule 3.09(a)   Existing Indebtedness
Schedule 3.09(b)   Existing Credit Support
Schedule 3.09(c)   Existing ERISA Plans
Schedule 3.10(a)   Existing Liens and Encumbrances
Schedule 3.10(d)   Other Locations of Collateral and Other Assets
Schedule 3.10(e)   Certain Accounts Receivable
Schedule 3.10(f)   Pledged Securities
Schedule 3.10(g)   Certain Contracts and other General Intangibles
Schedule 3.10(i)   Certain Violations of Applicable Law
Schedule 3.10(j)   Patents and Trademarks
Schedule 3.11      Subsidiaries, Partnerships and Other Ventures
Schedule 6.02(b)   Existing Operating Leases
Schedule 6.06(b)   Existing Investments

                            Introduction
                            ------------

     This Fourth Amended and Restated Loan and Security Agreement, dated as of February 25, 1999, is by and among Aeroflex Incorporated, a Delaware corporation formerly known as ARX, Inc., and currently having an address at 35 South Service Road, Plainview, New York 11803 ("Aeroflex"), Aeroflex Laboratories Incorporated, a Delaware corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("Laboratories"), Aeroflex International Inc., a Delaware corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("International"), Aeroflex Lintek Corp., an Ohio corporation currently having an address at 383 North Liberty Road, Powell, Ohio 43065 ("Lintek"), Aeroflex Systems Corp., a Delaware corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("Systems"), Comstron International, S.A.R.L., a French corporation currently having an address at 4 Centre Administratif Des #7, MARES, 78990, Elancourt, France ("Comstron"), MIC Technology Corporation, a Texas corporation currently having an address at 797 Turnpike Street, North Andover, Massachusetts 01845 ("MIC"), MIC Technology S.A.R.L. (a\k\a S.A.R.L. MIC Technology and S.A.R.L. MIC Technologie), a French corporation currently having an address at 15, Rue
Boudeville, Thibaud Center, 31100 Toulouse, France ("MICSARL"), Vibration Mountings and Controls, Inc., a New York corporation currently having an address at 113 Main Street, Box 37, Bloomingdale, New Jersey 07403 ("Vibrations"), and UTMC Microelectronic Systems Inc., a Delaware corporation currently having an address at 4350 Centennial Boulevard, Colorado Springs, Colorado 80907 ("UTMC", and, together with Aeroflex, Laboratories, International, Lintek, Systems, Comstron, MIC, MICSARL, Vibrations and UTMC, individually a "Borrower" and collectively the "Borrowers"), The Chase Manhattan Bank, a New York state banking corporation formerly known as Chemical Bank and currently having an address at 7600 Jericho Turnpike, Suite 306, Woodbury, New York 11797 ("Chase"), Fleet Bank, N.A. as successor to (by merger with) NatWest Bank USA (f/k/a National Westminster Bank USA), a national banking association currently having an address at 300 Broad Hollow Road, Melville, New York 11747 ("Fleet"), and Fleet Bank N.A., as Administrator, as successor to (by merger with) NatWest Bank N.A. (f/k/a National Westminster Bank USA), a national banking association currently having an address at 300 Broad Hollow Road, Melville, New York 11747 (the "Administrator").


                                    Recitals

     The Borrowers, the Banks (as these and the other capitalized terms used and not otherwise defined in these Recitals are defined in Article I hereof) and the Administrator are parties to the Existing Loan Agreement, pursuant to which the Banks continued a committed revolving credit facility of $27,000,000. The Existing Loan Agreement is secured by the Existing Collateral granted by the Borrowers to the Administrator (for the benefit of all of the Banks) under the Existing Loan Agreement.

     The Borrowers have requested that the Banks extend the existing facility and modify various financial and other covenants, and the Banks have agreed to do so. The Borrowers also have requested that $4,484,000 in existing revolving credit loans be converted into and continued as Mortgage Loans, and Aeroflex has offered to collateralize the Mortgage Loans with a mortgage on the Plainview facility located at 35 South Service Road, Plainview, New York 11803 under, and the other assets and properties described in, the Plainview Mortgage in favor of the Administrator (for the benefit of all of the Banks).

     The  Borrowers  and the Banks have entered into this  Agreement in order to
(a) provide funds for the acquisition of all of the issued and outstanding common stock of UTMC, continue and restructure the existing loan facilities and provide for the working capital needs of the Borrowers, (b) decrease the maximum principal amount of the Commitment to $23,000,000 ($3,000,000 of which may be requested as Letters of Credit), (c) reinstate a term loan facility and advance $20,000,000 in Term Loans under this Agreement, (d) institute an additional term loan facility and advance $4,484,000 in Mortgage Loans under this Agreement (which Mortgage Loans shall be secured by the Plainview Mortgage), the proceeds of which will be used to refinance $4,484,000 of the Revolving Credit Loans outstanding as of the date hereof under the Existing Loan Agreement, (e) confirm and continue the indebtedness, other obligations and security interests created under the Existing Loan Agreement and other Existing Loan Instruments, (f) provide for continue, modify (in various respects), add to and restate the representations, warranties, covenants and other obligations originally made in or created under the Existing Loan Agreement and other Existing Loan Instruments, and (g) amend, restate and completely replace the Existing Loan Agreement, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    Agreement
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged by the parties hereto), the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   Definitions
                                   -----------

     Section 1.01. Certain Defined Terms. As used in this Agreement, the following capitalized terms and non-capitalized words and phrases shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined:

     "Account Receivable" and "Accounts Receivable" of any referenced person shall respectively mean any and all of the referenced person's accounts and other rights to receive payments for goods and other products sold or leased or for services rendered, whether or not earned by performance, recognized by the referenced person or recorded on its books and records, and irrespective of whether any such items may be characterized as accounts, chattel paper, choses-in-action, contract rights, general intangibles, instruments, invoices, notes or otherwise in any document, by any person or under any Applicable Law.

     "Adjusted Eurocurrency Rate shall mean the rate of interest equal to the rate per annum (rounded upward to the nearest whole multiple of 1/100th of 1% per annum, if such amount is not such a multiple) obtained by dividing (a) the rate (rounded upwards, if necessary, to the next 1/100th of 1% per annum, if such amount is not such a multiple) at which deposits in United States Dollars
(i) approximately equal to Chase's share of the portion of the Loans to which such rate is to apply and (ii) for a duration equal to the proposed Interest Period for such portion (as selected by the Borrowers as provided in Section
2.04 hereof) are offered by Chase in immediately available funds in an interbank market for eurodollars (as selected by Chase) at approximately 11:00 A.M. (New York City time) two (2) Business Days prior to the commencement of such Interest Period, by (b) a percentage equal to 100% minus the applicable Reserve Percentage for such Interest Period. The Adjusted Eurocurrency Rate shall change from time to time simultaneously with each corresponding change in the applicable Reserve Percentage, including (without limitation) changes within Interest Periods.

     "Adjusted LIBO Rate" shall mean the rate of interest equal to the rate per annum (rounded upward to the nearest whole multiple of 1/100th of 1% per annum, if such amount is not such a multiple) obtained by dividing (a) the rate of interest per annum (rounded upward to the nearest whole multiple of 1/100th of 1% per annum, if such amount is not a multiple) determined by the Administrator at which deposits in United States Dollars are offered in the London interbank market by any reference bank selected by the Administrator (which may be Fleet or any of its affiliates) at 11:00 A.M. (London time) two (2) Business Days before the first day of such Interest Period (i) in an amount approximately equal or comparable to Fleet's share of the portion of the Loans to which such rate is to apply and (ii) with a maturity equal to the Interest Period for such portion (as selected by the Borrowers as provided in Section 2.04 hereof), by
(b) a percentage equal to 100% minus the applicable Reserve Percentage for such Interest Period. The Adjusted LIBO Rate shall change from time to time simultaneously with each corresponding change in the applicable Reserve Percentage, including (without limitation) changes within Interest Periods.

     "Administrator" shall mean Fleet or such other person as from time to time may be designated as "Administrator" in accordance with Section 9.21 hereof.

     "Advance" shall have the meaning assigned to it in Section 2.01(b) hereof.

     "Advance Date" shall mean either (a) the date duly requested by the Borrowers under Section 2.01(b) for a particular Advance, or (b) the actual date of the Advance if made, as applicable.

     "Aeroflex" shall have the meaning assigned to it in the Introduction.

     "affiliate" of a referenced person shall mean (a) another person controlling, controlled by or under common control with such referenced person,
(b) any other person beneficially owning or controlling ten percent (10%) or more of the outstanding voting securities or rights or of the interest in the capital, distributions or profits of the referenced person, or (c) any director, officer or other executive or partner, member or joint venturer in the referenced person. The terms "control", "controlling", "controlled" and the like shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of a person or the disposition of its assets or properties, whether through ownership, by contract, arrangement or understanding, or otherwise.

     "Agreement" shall mean this Fourth Amended and Restated Loan and Security Agreement, together with all schedules and exhibits hereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein.

     "Applicable Euro Margin Rate" shall mean the fluctuating rate of interest per annum equal to the rate set forth below for the indicated types of Loans corresponding to the Applicable Pricing Level then applicable:

Applicable Pricing Level           Level 1        Level 2        Level 3
------------------------           -------        -------        -------

Applicable Euro Margin Rate
   for Revolving Credit Loans:     1.00%          1.50%          1.75%

Applicable Euro Margin Rate
   for Term Loans:                 1.25%          1.75%          2.00%

Applicable Euro Margin Rate
   for Mortgage Loans:             1.50%          1.50%          1.50%


The Applicable Euro Margin Rate shall change from time to time simultaneously with each change in the Applicable Pricing Level.

     "Applicable Euro Rate" shall mean the rate of interest in effect for a particular Interest Period with respect to the portion of the Loans subject to it, which rate shall be equal to the sum of:

      (a) the higher of the Adjusted LIBO Rate or the Adjusted Eurocurrency Rate determined (in accordance with the definition thereof) two (2) Business Days before the first day of such Interest Period with respect to the portions of the Loans subject to it; plus

      (b) the Assessment Rate per annum applicable with respect thereto, if any, for such Interest Period; plus

      (c) a rate per annum calculated by the Administrator so as to reimburse the affected Bank(s) for any of the increased costs and reduced receipts described in Section 2.04(d) or (f) hereof determined from time to time by the affected Bank(s) in accordance with those Sections (and not otherwise paid or reimbursed pursuant to those Sections), including (without limitation) any capital adequacy assessment (without, however, limiting any Bank's rights under those Sections if no adjustment or an incomplete adjustment is made pursuant to this clause); plus

      (d) the Applicable Euro Margin Rate for Term Loans in the case of the Term Loans, the Applicable Euro Margin Rate for Mortgage Loans in the case of the Mortgage Loans and the Applicable Euro Margin Rate for Revolving Credit Loans for all other Loans.

The Applicable Euro Rate shall change from time to time simultaneously with each corresponding change in the applicable Reserve Percentage (through a change in the Adjusted LIBO Rate or Adjusted Eurocurrency Rate or otherwise), applicable Assessment Rate or Applicable Euro Margin Rate, including, without limitation, changes within Interest Periods.

     "Applicable Law" shall mean any applicable law, including (without limitation) any: (a) federal, state, territorial, county, municipal or other governmental or quasi-governmental law, statute, ordinance, rule, regulation, requirement or use or disposal classification or restriction, whether domestic or foreign; (b) judicial, administrative or other governmental or quasi-governmental order, injunction, writ, judgment, decree, ruling, interpretation, finding or other directive, whether domestic or foreign; (c) common law or other legal or quasi-legal precedent; (d) arbitrator's, mediator's or referee's decision, finding, award or recommendation; or (e) charter, rule, regulation or other organizational or governance document of any national securities exchange or market or other self-regulatory organization.

     "Applicable Pricing Level" shall mean the numerically lowest pricing level (i.e., "Level 1", "Level 2" or "Level 3", with Level 1 being the numerically lowest level possible) set forth below where the Borrowers' Consolidated Funded Debt Ratio does not exceed the specified maximum:

                                              Maximum
                         Applicable     Consolidated Funded
                       Pricing Level         Debt Ratio
                       -------------    -------------------
                         Level 1             1.00:1

                         Level 2             2.00:1

                         Level 3        any ratio over 2.00:1

The Applicable Pricing Level shall change from time to time quarterly on the first Business Day of each fiscal quarter of the Borrowers based upon the certificate (if any) delivered during the preceding quarter to the Banks under
Section 5.02(e) hereof containing the required calculation of their Consolidated Funded Debt Ratio; provided, however, that irrespective of the Borrowers' Consolidated Funded Debt Ratio, the Applicable Pricing Level shall be (i) Level 2 from the Effective Date through September 30, 1999, and (ii) Level 3 for any fiscal quarter following a quarter in which the Borrowers shall not have timely delivered the required calculation certificate. (For example, in the event the Borrowers' Consolidated Funded Debt Ratio is 1.10:1 at September 30, 2000, that ratio would be calculated in the Financial Covenant Compliance Certificate delivered in mid-November and that ratio would determine the Applicable Pricing Level for the quarter commencing with the first Business Day in January of 2001, which in this case would be Level 2, as such ratio does not exceed 2.00:1 but does exceed 1.00:1.)

     "Assessment Rate" for any Interest Period for the corresponding portion of the Loans shall mean the annual assessment rate per annum estimated by Chase or Fleet, as applicable, on the first day of such Interest Period for determining the then current annual assessment payable by such Bank to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring United States Dollar deposits of such Bank in the United States.

     "Assignee" shall have the meaning assigned to it in Section 10.13(b) hereof.

     "Assignment Agreement" shall have the meaning assigned to it in Section 10.13(b) hereof.

     "Assignor" shall have the meaning assigned to it in Section 10.13(b) hereof.

     "Authority" shall mean any governmental or quasi-governmental authority, including (without limitation) any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, board, branch, bureau, commission, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign, or any national securities exchange or market or other self-regulatory organization.

     "ACL" shall mean Auto Club Locator, LLC, a Colorado corporation having an address at 4350 Centennial Boulevard, Colorado Springs, Colorado 80907.

     "Bank" and "Banks" shall respectively mean any one or more of Chase and Fleet, the Administrator in its capacity as Administrator or a Bank, and any Assignee, but shall exclude any Assignor following its assignment of all of its rights, powers, privileges, remedies and interests in accordance with (and to the extent permitted by) this Agreement.

     "Base Rate" shall mean the fluctuating annual rate of interest in effect from time to time equal to:

      (a) in the case of Chase, the rate of interest publicly announced at its principal office from time to time as its "Prime Rate"; and

      (b) in the case of Fleet or any other Bank (other than Chase), the rate of interest established by Fleet in New York, New York from time to time as its "Prime Rate".

Each Borrower acknowledges and agrees that each Bank announces such rate for reference purposes only and such rate may not represent the lowest or best rate available to its customers.

     "books", "records" and "books and records" of a referenced person each shall mean all of the referenced person's books and records, including (without limitation) financial books, ledgers and other records, corporate books and minutes, stock books and transfer ledgers, records, schedules and other evidence of sales, Inventory and Accounts Receivable and accounts payable, rent rolls, tax returns, registration reports and other filings with governmental authorities, leases, contracts and other agreements, insurance policies, correspondence, invoices, canceled checks and check registers, and other documents and papers, whether on paper or film, in electronic storage or in some other storage medium, and whether or not in the possession of such person.

     "Borrower" and "Borrowers" shall have the meanings respectively assigned to them in the Introduction.

     "Borrowing Base" shall mean the amount determined as of a particular date equal to the sum of: (a) the sum of: (i) 85% of the gross book value of all Eligible Receivables of the Borrowers then outstanding, plus (ii) 25% of the net book value of all Eligible Inventory (other than Eligible Gold Inventory and Eligible Lucent Inventory) of the Borrowers at the time (i.e., the gross value of such Inventory, determined at the lower of cost or market, less any and all reserves for obsolescence, damage, theft and the like), plus (iii) 85% of the net book value of all Eligible Gold Inventory and Eligible Lucent Inventory of the Borrowers at the time (i.e., the gross value of such Inventory, determined at the lower of cost or market, less any and all reserves for obsolescence, damage, theft and the like), provided that no more than $5,400,000 of the net book value of the Eligible Lucent Inventory shall be included in the clause
(iii) computation, provided further that the Administrator (with the consent of the Majority Banks) at any time and from time to time may modify or add categories of eligibility or ineligibility in order to reflect the composition of and the experience of the Borrowers with their Eligible Receivables, Eligible Inventory, Eligible Gold Inventory and Eligible Lucent Inventory, and provided further that if the Administrator at any time reasonably determines any such method of valuation overstates the actual fair market value at the time, the Administrator may recalculate those values to fair market value; plus (b) the amount of (i) $6,000,000 at any time until December 31, 1999, (ii) $3,000,000 from January 1, 2000 until December 31, 2000, and (iii) $0 thereafter. The Administrator may determine the Borrowing Base at any time and from time to time, which may (but need not) be based upon the periodic report of the Borrowers in the most recently delivered Borrowing Base Certificate required under Section 5.02(f) hereof.

     "Business Day" shall mean any day during which the Banks are open for business in New York, New York, other than any Saturday, Sunday or other applicable legal holiday; provided, however, that for the purposes of particular Fixed Rate elections or transactions (excluding payments) involving a foreign jurisdiction, "Business Day" shall be further limited to one during which dealings are carried on in the relevant interbank market.

     "Chase" shall have the meaning assigned to it in the Introduction.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provisions of any Applicable Law in any foreign jurisdiction, and as the same may be supplemented, modified, amended, restated or replaced from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

     "Collateral" shall have the meaning assigned to it in Section 7.01 hereof.

     "Comar" shall mean Comar Products, Inc., a New Jersey corporation currently having an address at 113 Main Street, Box 37, Bloomingdale, New Jersey 07403.

     "Commitment" shall mean the commitment to make revolving credit loans to the Borrowers by the Banks, collectively, in the aggregate principal amount outstanding at any one time not to exceed the remainder of (i) $23,000,000 minus
(ii) the sum of all voluntary reductions made under Section 2.01(c) hereof (but with the commitment of any particular Bank limited solely to its respective Committed Share of the Commitment), as such amount may be further reduced from time to time or terminated pursuant to the terms of this Agreement.

     "Commitment Fee" shall have the meaning assigned to it in Section 2.06(a) hereof.

     "Committed Share" shall have the meaning assigned to it in Section 9.02(a) hereof.

     "Comstron" shall have the meaning assigned to it in the Introduction.

     "Consolidated Available Earnings" shall mean, for any period, the remainder of: (a) the sum of (i) the Consolidated EBIT of Aeroflex and its subsidiaries for such period, plus (ii) the consolidated depreciation and amortization of Aeroflex and its subsidiaries included in such Consolidated EBIT for such period, including (without limitation) the amortization of goodwill and other non-cash charges, plus (iii) for each period ended prior to January 1, 2000, the non-cash special charge for the write-offs of purchased in-process research and development; minus (b) the aggregate capital expenditures of Aeroflex and its subsidiaries during such period (excluding capital expenditures funded with Other Debt or the Pearl River Financing); all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Debt Service" shall mean, for any period, the sum of: (a) the Consolidated Interest Expense of Aeroflex and its subsidiaries for such period; plus (b) the principal amounts of all long-term Indebtedness payable by them during the next succeeding twelve-month period determined in accordance with GAAP, excluding, however, from such Indebtedness (i) the Revolving Credit Loans during the final twelve months of the Revolving Credit Period, (ii) 80% of the Mortgage Loans during the twelve months preceding the scheduled Maturity Date for the Mortgage Loans, and (iii) the current maturities of Indebtedness secured fully and only by cash and cash equivalents; plus (c) the interest expense of Aeroflex and its subsidiaries respecting discontinued operations for such period and the principal amounts of all Indebtedness payable by them respecting discontinued operations during the next succeeding twelve-month period.

     "Consolidated Debt Service Ratio" shall mean, for any period, the ratio of:
(a) the Consolidated Available Earnings of Aeroflex and its subsidiaries for such period; to (b) the Consolidated Debt Service of Aeroflex and its subsidiaries for such period.

     "Consolidated EBIT" shall mean, for any period: (a) the net income (or loss) of Aeroflex and its subsidiaries for such period; minus (b) any extraordinary or unusual gains included in net income (or loss) of Aeroflex and its subsidiaries for such period; plus (c) any extraordinary or unusual loss included in such net income (or loss) for such period; plus (d) the sum of any and all amounts that, in the determination of such net income (or loss) for such period, has been deducted for (i) Consolidated Interest Expense, and (ii) total federal, state, local and foreign income and franchise taxes; all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Effective Leverage Ratio" shall mean, as at any date of determination, the ratio of: (a) the Consolidated Unsubordinated Liabilities of Aeroflex and its subsidiaries at such date; to (b) the Consolidated Effective Net Worth of Aeroflex and its subsidiaries at such date.

     "Consolidated Effective Net Worth" shall mean, as at any date of determination, the sum of: (a) the Consolidated Tangible Net Worth of Aeroflex and its subsidiaries at such date; plus (b) the aggregate principal balance outstanding under their Consolidated Subordinated Indebtedness at such date.

     "Consolidated Funded Debt Ratio" shall mean, as at any date of determination, the ratio of: (a) the Consolidated Senior Funded Indebtedness of Aeroflex and its subsidiaries at such date; to (b) the Consolidated Available Earnings of Aeroflex and its subsidiaries for the fiscal year or rolling four quarter period ending at such date.

     "Consolidated Interest Expense" shall mean, for any period, the remainder of: (a) the consolidated total interest expense of Aeroflex and its subsidiaries accrued for such period (including the interest component of capitalized leases), including (without limitation) all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under interest rate contracts; minus (b) the total interest income accrued for such period; all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Quick Ratio" shall mean, as at any date of determination, the ratio of: (a) the unencumbered consolidated current assets of Aeroflex and its subsidiaries at such date consisting of cash, marketable securities, Accounts Receivable, Eligible Lucent Inventory and Eligible Gold Inventory (treating as unencumbered for this purpose those assets and properties that are subject only to the security interests of the Administrator for the benefit of all of the Banks); to (b) the consolidated current liabilities of Aeroflex and its subsidiaries at such date (excluding from current liabilities for this purpose
(i) the current portion of long term debt and (ii) the principal balance outstanding under the Revolving Credit Loans on such date); all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Senior Funded Indebtedness" shall mean any and all Indebtedness of Aeroflex and its subsidiaries with original maturities of one year or more outstanding as at any date of determination, including all current portions, excluding, however, from such Indebtedness (a) Consolidated Subordinated Indebtedness, and (b) any Indebtedness secured fully and only by cash and cash equivalents, all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Subordinated Indebtedness" shall mean any and all Indebtedness of Aeroflex and its subsidiaries subordinated to the Obligations and approved by the Banks in their discretion, all as consolidated in accordance with GAAP.

     "Consolidated   Tangible  Net  Worth"  shall  mean,   as  at  any  date  of
determination, the remainder of (a) the total assets of Aeroflex and its subsidiaries at such date, excluding goodwill and patents (however classified) and all other assets and properties properly classified as "intangible assets" under GAAP, minus (b) the sum of the aggregate amount of the Consolidated Total Liabilities of Aeroflex and its subsidiaries at such date, all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Total Liabilities" shall mean, as at any date of determination, the sum for Aeroflex and its subsidiaries of all of their obligations that would be included in determining their total liabilities (including any liabilities for discontinued operations) at such date as shown on the liabilities side of their balance sheet, all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Unsubordinated Liabilities" shall mean, as at any date of determination, the remainder of: (a) the Consolidated Total Liabilities of Aeroflex and its subsidiaries at such date; minus (b) the aggregate principal balance outstanding under the Consolidated Subordinated Indebtedness of Aeroflex and its subsidiaries at such date.

     "Contract" and "Contracts" shall respectively mean any one or more of the procurement or purchase contracts, purchase orders or similar agreements or arrangements respecting the sale or provision of Inventory or other goods or services by any Borrower, as executed and delivered from time to time, and as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Corporate Document" and "Corporate Documents" shall respectively mean any and all of the following: (a) the Certificate of Incorporation or By-Laws of any Borrower; (b) any resolution with continuing effect adopted by the Board of Directors, any management or other committee of directors, or the shareholders of any Borrower; (c) any term or provision of any shareholders' agreement or trust respecting the securities issued by any Borrower or any related rights; or
(d) any other instrument, indenture, agreement or other document or any statutory equivalent respecting the organization, governance or operation of any Borrower; in each case whether now or hereafter existing, and irrespective of whether reduced to writing, and as each has been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

     "Credit Support" by a referenced person shall respectively mean any and all agreements, arrangements and obligations whereby the referenced person directly or indirectly has guarantied, assumed or otherwise become liable or responsible for the Indebtedness or other obligation of any other person, whether contingent or otherwise, and whether or not recourse is limited to specified amounts or any asset or property of the referenced person, including (without limitation): (a) any guaranty or other assurance of payment or performance of any obligation of any other person; (b) any indemnification, hold harmless or similar agreement, arrangement or obligation respecting any obligation of any other person; (c) any pledge, hypothecation or other encumbrance, or any loan or other availability, of any asset or property of the referenced person in respect of any obligation of any other person; or (d) any agreement, arrangement or other obligation (i) to purchase, repurchase or otherwise acquire any obligation of any other person,
(ii) to purchase, repurchase, sell, lease or otherwise provide any securities or other assets and properties in connection with any obligation of any other person, (iii) to provide any discounts, services or other accommodations in connection with any obligation of any other person, (iv) to make any capital contribution, advance or loan in connection with the obligation of any other person, or (v) to otherwise enhance, support, repay or discharge any obligation of any other person; excluding, however, any endorsement of a negotiable instrument for collection or deposit in the ordinary course of the referenced person's business.

     "Custody Document" shall mean any instrument, indenture, agreement, policy or other document or any statutory equivalent respecting the investment or custody of any of the Pledged Securities with or by any holder thereof, in each case whether now or hereafter existing, and irrespective of whether reduced to writing, and as each has been and hereafter may be supplemented, renewed, extended, modified, amended or restated from time to time.

     "Default" shall mean any event that, with the giving of notice or the passage of time (or both), would constitute an Event of Default.

     "Default Declaration" shall mean any notice from the Majority Banks to the Borrowers declaring that an Event of Default has occurred and is continuing (as contemplated in Section 9.08(b) hereof), which may be given by the Administrator if so directed by the Majority Banks.

     "Delinquent Bank" shall have the meaning assigned to it in Section 9.19 hereof.

     "Effective Date" shall have the meaning assigned to it in Section 10.12 hereof.

     "Eligible Assignee" shall mean any: (a) commercial bank that is organized under the laws of the United States, or any state thereof, and has total assets of not less than $1,000,000,000; (b) savings and loan association or savings bank that is organized under the laws of the United States, or any state thereof, and has total assets of not less than $500,000,000; (c) commercial bank that (i) is organized under the laws of the Cayman Islands, or under the laws of any country, or any political subdivision of any country, that is a member of the Organization for Economic Cooperation and Development ("OECD") or that has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to any Borrower, and (ii) has total assets of not less than $1,000,000,000, provided that such bank is acting through a branch or agency located in the United States, in the country in which it is organized or in another country described in this clause (c); (d) central bank of any country that is a member of the OECD; and (e) finance company, insurance company, mutual fund or other financial institution (whether a corporation, partnership or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and has total assets in excess of $500,000,000.

     "Eligible Gold Inventory" shall mean all Eligible Inventory consisting of gold used as raw material by MIC, including gold purchased under the Gold Purchase Agreement to the extent the relevant Borrower's obligations thereunder are fully backed by a letter of credit.

     "Eligible Inventory" as of a particular time shall mean all Inventory of materials and finished goods then owned by any Borrower and held for sale in the ordinary course of business (as then conducted) as determined in accordance with generally accepted accounting principles consistently applied; provided, however, that no item of Inventory will be included in Eligible Inventory if that item: (a) is not in good condition or of merchantable quality; (b) is defective or does not meet the established specifications of such Borrower for its type; (c) is obsolete or infrequently sold (unless the subject of a current purchase order); (d) is in the possession or control of any person other than the Borrowers or a party to a bailment agreement with the Administrator (for the benefit of all of the Banks) in such form and substance as may be acceptable to the Administrator; (e) is located at any location not identified in Schedule 3.10(d) hereto or any supplement thereto accepted by the Banks; (f) is located on any leased premises where the landlord is not a party to a waiver and access agreement with the Administrator (for the benefit of all of the Banks) in such form and substance as may be acceptable to the Administrator; (g) is located at any location outside the United States of America; (h) is one in which the Administrator (for the benefit of all of the Banks) does not have a perfected first priority security interest; (i) is the subject of any financing statement or Lien other than in favor of the Administrator (for the benefit of all of the Banks); (j) is the subject of any other person's claim of ownership or other interest, whether legal, beneficial or otherwise; (k) does not conform at the time to the representations and warranties of the Borrowers respecting Collateral in general or Inventory in particular; or (l) is deemed unacceptable by the Administrator in its reasonable discretion, whether individually or as a function of its type, age or quantity; provided that the Administrator (with the consent of the Majority Banks) in its sole and absolute discretion may permit the partial inclusion of certain excluded items of Inventory having some value, which shall be subject to such criteria, limitations, valuations and discounts as the Administrator (with the consent of the Majority Banks) may establish from time to time.

     "Eligible Lucent Inventory" shall mean all Eligible Inventory consisting of finished goods manufactured pursuant to the Lucent Supply Agreement.

     "Eligible Receivables" as of a particular time shall mean all Accounts Receivable of any Borrower then outstanding for Inventory and other goods, merchandise and tangible assets and properties sold or services rendered in the ordinary course of such Borrower's business (as then conducted) (collectively, the "Products") as determined in accordance with generally accepted accounting principles consistently applied; provided, however, that no Account Receivable will be included in Eligible Receivables where: (a) the invoice is more than (i) 120 days past due in the case of those due by their terms no later than 30 days after invoice, and (ii) 60 days past due in the case of those due by their terms later than 30 days after invoice; (b) a final or progress invoice has not been issued; (c) delivery of the invoiced Product(s) (or the progress stage agreed upon with the customer) has not been completed; (d) the invoice is conditional, permits returns or restricts collection rights or assignments in any respect;
(e) the invoice  permits  payment (i) more than 92 days after the invoice  date,
(ii) in any currency other than United States Dollars, or (iii) at any location outside the United States; (f) the obligation to pay is evidenced by chattel paper or any note or other instrument (unless duly endorsed and delivered to the Administrator (for the benefit of all of the Banks)); (g) the invoiced Product(s) have been rejected, returned or disputed in any way, whether in whole or in part, or the customer has attempted to renegotiate the invoiced price, other than because of mistake or in accordance with the customary credit and collection practices of such Borrower; (h) the customer has asserted any right of reduction, setoff, recoupment, counterclaim or defense; (i) the Account Receivable is one in which the Administrator (for the benefit of all of the Banks) does not have a perfected first priority security interest other than those owed by the United States of America (or any division or department thereof) for which no assignments of claims have been requested pursuant to
Section 7.02(h) or any other provision of this Agreement; (j) the invoice or corresponding Account Receivable is the subject of any financing statement or Lien other than in favor of the Administrator (for the benefit of all of the Banks); (k) more than 50% of the Accounts Receivable of the customer and its affiliates are past due by more than that allowed under clause (a); (l) the customer is any other Borrower or an affiliate of any Borrower; (m) the customer is any governmental Authority other than the United States of America or a department or division thereof; (n) the customer is located outside the United States; (o) the customer does not meet the established credit standards of such Borrower; (p) the customer has taken or committed any of the actions specified in Section 8.01(h) hereof in respect of itself or all or substantially all of its assets and properties or has had any of those actions taken against it; (q) the Account Receivable does not conform at the time to the representations and warranties of the Borrowers respecting Collateral in general or Accounts Receivable in particular; or (r) the Administrator has determined in its reasonable discretion that the Account Receivable should be excluded, whether individually, by customer, by amount or otherwise; provided that the Administrator (with the consent of the Majority Banks) in its sole and absolute discretion may permit the partial inclusion of certain excluded Accounts Receivable having some value, which shall be subject to such criteria, limitations, valuations and discounts as the Administrator (with the consent of the Majority Banks) may establish from time to time.

     "Environmental Claim" shall mean any: (a) responsibility, liability or unlawful act or omission under any Environmental Law (whether alleged or otherwise); (b) tortious act or omission or breach of contract pertaining to any Environmental Substance (whether alleged or otherwise); or (c) other violation or claim under any Environmental Law or in respect of any Environmental Substance (whether alleged or otherwise).

     "Environmental Law" and "Environmental Laws" shall respectively mean any one or more of the Applicable Laws pertaining to any: (a) emission, discharge, release, runoff, disposal or presence in the environment of any Environmental Substance; (b) cleanup, containment, manufacturing, treatment, handling, transportation, storage or sale of or other activity pertaining to any Environmental Substance; or (c) other peril to public or occupational health or safety or to the environment that may be posed by an Environmental Substance.

     "Environmental Substance" shall mean any toxic substance, hazardous material, contaminant, waste, pollutant or other similar product or substance reasonably suspected or determined to pose a threat to public or occupational health or safety or to the environment.

     "Equipment Finance Document" and "Equipment Finance Documents" shall respectively mean any one or more of: (a) the Equipment Lease dated May 11, 1994, between Laboratories and GECC; (b) the Corporate Guaranty dated May 11,
1994, between Aeroflex and GECC in connection with item (a), above; (c) the Master Equipment Lease Agreement dated August 24, 1994, between MIC and Fleet Credit Corporation; (d) the Equipment Lease, dated December 12, 1994, between Laboratories and Fleet Capital Corporation; (e) the Corporate Guaranty dated December 12, 1994, between Aeroflex and Fleet Capital Corporation in connection with item (d), above; (f) the Master Equipment Lease Agreement dated February 20, 1995, between MIC and Fleet Credit Corporation; (g) the Equipment Lease, dated May 21, 1996, between MIC and Fleet Capital Corporation; (h) the Corporate Guaranty dated May 21, 1996, between Aeroflex and Fleet Capital Corporation in connection with item (g), above; (i) the Equipment Lease dated November 18, 1996, between MIC and Fleet Capital Corporation; (j) the Corporate Guaranty dated November 18, 1996, between Aeroflex and Fleet Capital Corporation in connection with item (i), above; (k) the Equipment Lease dated May 13, 1997, among MIC, Laboratories and Fleet Capital Corporation; (l) the Corporate Guaranty dated May 13, 1997 between Aeroflex and Fleet Capital Corporation in connection with item (k), above; (m) the Equipment Loan Agreement dated July 31, 1997, among MIC, Laboratories and Fleet Capital Corporation; (n) the Corporate Guaranty dated July 31, 1997, between Aeroflex and Fleet Capital Corporation in connection with item (m), above; (o) the Promissory Note dated July 29, 1997, from MIC and Laboratories to KeyCorp Leasing Ltd., the Loan Agreement dated July 29, 1997, among MIC, Laboratories and KeyCorp Leasing Ltd. and the Security Agreement dated July 29, 1997, among MIC, Laboratories and KeyCorp Leasing Ltd.;
(p) each separate Corporate Guaranty from each Borrower (other than MIC and Laboratories) dated July 29, 1997, to and with KeyCorp Leasing Ltd. in connection with item (o), above; (q) the Nitrogen Bank System Lease dated January 6, 1998, between MIC and Airgas, Inc.; (r) the Ro Water System Lease dated February 4, 1998, between MIC and Water Services Corp.; (s) the Equipment Lease, dated September 28, 1998, among MIC, Laboratories, Vibrations and KeyCorp Leasing Ltd.; (t) the Corporate Guaranty dated September 28, 1998, between Aeroflex and KeyCorp. Leasing Ltd. in connection with item (s), above; (u) the Lucent Supply Agreement; (v) any other equipment lease entered into in any sale/leaseback transaction contemplated under Section 7.03(c) hereof; (w) any other equipment financing approved from time to time by the Majority Banks (in their sole discretion); and (x) any and all waivers, consents, agreements, instruments and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing; in each case whether now or hereafter existing, and as each may be supplemented, modified, amended, restated or replaced from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and as the same may be supplemented, modified, amended, restated or replaced from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

     "ERISA Affiliate" and "ERISA Affiliates" shall respectively mean any one or more of any: (a) subsidiary of any Borrower; and (b) other trade, business, person or persons that together with any Borrower would be deemed to be a single employer within the meaning of Section 4001 of ERISA.

     "ERISA  Effect" shall mean any material and adverse effect on (a) any Plan,
(b) the assets and properties of any Plan, or (c) any funding or other liability of any one or more of the Borrowers or any ERISA Affiliate in respect of any Plan (individually or in the aggregate).

     "ERISA Event" shall mean any: (a) "accumulated funding deficiency" (whether or not waived), "prohibited transaction", "reportable event" (other than any event for which the 30-day notice requirement has been waived by regulation), "disqualification", "partial withdrawal" or "withdrawal", "partial termination" or "termination", "insolvency", "reorganization", or the imposition of any "penalty" or "withdrawal liability" in respect of any Plan under (and as such words and phrases are defined in) ERISA or the Code, as applicable; (b) other violation of ERISA, the Code or any other Applicable Law in respect of any Plan (whether alleged or otherwise); (c) supplement or amendment to or modification or restatement of any Plan that has had or could have an ERISA Effect; or (d) imposition, increase or other adverse change in any funding obligation or other liability of any one or more of the Borrowers or any ERISA Affiliate in respect of any Plan or to the Pension Benefit Guaranty Corporation (individually or in the aggregate).

     "Europtest" shall mean Europtest, S.A., a French corporation currently having an address at 5 Rue de Marche, Letriton , 78990, Elancourt, France.

     "event"  shall  include   (without   limitation)  any  event,   occurrence,
circumstance, condition or state of facts.

     "Event of Default" shall have the meaning assigned to it in Section 8.01 hereof.

     "Excluded Disposition" shall have the meaning assigned to it in Section 2.05(f) hereof.

     "Existing Collateral" shall mean all of the assets and properties of the Borrowers pledged pursuant to the Existing Loan Agreement (as more particularly described in Section 7.01 of the Existing Loan Agreement), in each case whenever acquired or created, together with the products and proceeds thereof, all payments and other distributions with respect thereto and any and all renewals, substitutions, modifications and extensions of any or all of the foregoing.

     "Existing Loan Agreement" shall mean the Third Amended and Restated Loan and Security Agreement among the Borrowers, Chase, Fleet and the Administrator dated as of March 15, 1996, as amended by a First Amendment dated as of July 1, 1997, and a Second Amendment dated as of April 30, 1998 (which in turn had amended, restated and completely replaced the "Existing Loan Agreement", as defined therein).

     "Existing Loan Instruments" shall mean the Existing Loan Agreement, the Existing Notes, the various mortgages, assignments, instruments and other documents creating or evidencing the interest of the Administrator or any other Bank in any collateral securing or intended to secure anyone's obligations under any of the foregoing, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Administrator thereunder prior to the Effective Date of this Agreement.

     "Existing Loans" shall have the meaning assigned to it in Section 2.02(b) hereof.

     "Existing Note" and "Existing Notes"shall respectively mean any one or more of Fourth Amended and Restated Revolving Promissory Notes dated April 30, 1998, issued by the Borrowers to each of (a) Chase in the original principal amount of $10,800,000, and (b) Fleet in the original principal amount of $16,200,000 (which amended, extended, restated and completely replaced the "Existing Notes" as defined therein).

     "Existing Obligations" shall mean any and all of the "Obligations" under (and as defined in) the Existing Loan Agreement, together with any and all of the Borrowers' other obligations under the Existing Notes and Existing Loan Instruments, which Existing Obligations include (without limitation) the outstanding Loans described in Section 2.01 of this Agreement.

     "Facility Fee" shall have the meaning assigned to it in Section 2.06(b) hereof.

     "Federal Funds Rate" shall mean a fluctuating annual rate of interest in effect from time to time that for any day shall be equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrator from three Federal funds brokers of recognized standing selected by it.

     "Fixed Rate" shall mean the rate of interest in effect for a particular Interest Period with respect to the portion of the Loans subject to such rate, which rate shall be equal to the Applicable Euro Rate as selected in accordance with Sections 2.04(b) and (c) hereof. The Fixed Rate shall change from time to time simultaneously with each corresponding change in the Applicable Euro Margin Rate, applicable Reserve Percentage or applicable Assessment Rate, including, without limitation, changes within Interest Periods.

     "Fixed Rate Loan" and "Fixed Rate Loans" shall respectively mean any and all portions of the Loans bearing interest at any Fixed Rate(s).

     "Fleet" shall have the meaning assigned to it in the Introduction.

     "Fronting Bank" shall have the meaning assigned to it in Section 2.07(a) hereof.

     "GAAP" shall mean generally accepted accounting principles in the United States of America consistent with those applied in the preparation of the financial statements referred to in Section 3.05 hereof.

     "GECC" shall mean General Electric Corporation, a Delaware corporation currently having an address at 44-2 Old Ridgebury Road, Danbury, Connecticut 06810.

     "Gold Purchase Agreement" shall mean the Precious Metals Sales Agreement between Fleet Precious Metals Inc. and MIC, as the same may be supplemented, modified, amended, restated or replaced from time to time.

     "Gold Purchase L/C" shall mean Irrevocable Standby Letter of Credit No. H158661 dated March 15, 1996, for the account of MIC in the maximum face amount of $2,000,000, with MIC as the applicant, and Fleet Precious Metals Inc. as the beneficiary, as amended from time to time.

     "Guaranty" shall have the meaning assigned to it in Section 2.15 hereof.

     "HARX" shall mean HARX, Inc., a New York corporation formerly known as Huxley Envelope Corp. and currently having an address at 35 South Service Road, Plainview, New York 11803.

     "hereunder", "herein", "hereof" and other words and phrases of like import shall refer to each and every term and provision of this Agreement.

     "improvements" shall mean all land development, construction and other improvements to real estate, whether planned, authorized, under construction or completed, and whether or not enhancing the value of the referenced real estate, including (without limitation) all demolitions, excavations, fills and other site work, roads and sidewalks, water, sewer and utility lines, buildings and other structures, and all fixtures, furnishings and equipment located on or used in connection with the referenced real estate, whether or not affixed thereto.

     "Indebtedness" of any referenced person shall mean any and all obligations of the referenced person: (a) for borrowed money, however evidenced; (b) evidenced by any promissory note, bond, debenture or other similar written obligation to pay money; (c) for the deferred purchase price of any asset, property or service; (d) under any interest rate protection, foreign currency exchange, or other interest or exchange rate swap or hedging agreement or arrangement; (e) in respect of any letter of credit or banker's acceptance; (f) to reimburse or compensate any other person respecting any provisional or other temporary credit in advance of collection for deposits of any checks, instruments or other documents made by the referenced person or any of its affiliates; (g) as lessee under leases that have been capitalized or should be capitalized under GAAP; or (h) respecting any preferred stock issued by the referenced person bearing any mandatory dividend, interest or other return, or subject to any repurchase or redemption, that is payable in cash or any other property (other than as payable only with common stock or like preferred stock) (other than any preferred stock that may be issued pursuant to the Rights Agreement); provided, however, that Indebtedness shall not include obligations incurred in the ordinary course of business that are owed by one Borrower to another. In the event the referenced person is a corporation with one or more subsidiaries, the term "Indebtedness" shall mean the Indebtedness of all of them consolidated in accordance with GAAP consistently applied as of the date of calculation.

     "Independent Transaction" shall have the meaning assigned to it in Section 9.17(b) hereof.

     "Interest Period" shall mean the period during which a Fixed Rate is applicable to a portion of the Loans, which period shall be as determined pursuant to Sections 2.04(b) and (c) hereof.

     "International" shall have the meaning assigned to it in the Introduction.

     "Inventory" shall mean any and all goods, merchandise and other items held by the referenced person (or on its behalf) for manufacture, sale, lease or other delivery or consumption, wherever located, whether raw materials, supplies, parts or other components, work-in-progress, finished goods, returned goods or otherwise.

     "Investment" shall mean, with respect to any referenced person, any: (a) stock, warrant, option, put, call, bond, debenture, commercial paper, governmental obligation, note, certificate of deposit, partnership interest (general or limited), limited liability company membership interest, trust interest, investment contract, commodity (other than Inventory) or future, any foreign currency or other money, any bank, brokerage, trading or other account, or other security, investment property, financial asset, investment or interest or other obligation or right to acquire any such item; (b) direct or indirect capital or other equity contribution to any other person made or committed to by the referenced person; (c) purchase by the referenced person of all or substantially all of the assets and properties of any other person or any discrete division or other business unit of such other person; (d) agreement or arrangement by or with the referenced person for the purpose of entering into any partnership or joint venture with or providing funds or credit to or for the benefit of any other person; or (e) direct or indirect loan, advance or Credit Support by the referenced person to or for the benefit of any other person, excluding, however, any: (i) current trade liability (other than any Indebtedness) owed to the referenced person by any other person that arose from the purchase or sale by the referenced person of goods or services in the ordinary course of its business, or (ii) prepayment of expenses (A) where such expenses are being incurred by the referenced person in the ordinary course of its business, (B) such expenses are of a type customarily prepaid, and (C) such prepayment is in a commercially reasonable amount for a commercially reasonable period. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto, and minus the amount of any return of capital or principal to the extent such return is in cash with respect to such Investment, without, however, any adjustments for increases or decreases in value or write-ups, write-downs or write-offs with respect to such Investment.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, or any corresponding provisions of any Applicable Law in any foreign jurisdiction, and as the same may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

     "Issuance Date" shall mean either (i) the date duly requested by the Borrowers under Section 2.07(b) for the issuance, renewal or extension of a particular Letter of Credit, or such later date as may be proposed by the Administrator, or (ii) the actual date of issuance, renewal or extension of the Letter of Credit if issued, as applicable.

     "Laboratories" shall have the meaning assigned to it in the Introduction.

     "Letter of Credit" and "Letters of Credit" shall mean respectively any one or more of (a) the Gold Purchase L/C and (b) the letters of credit issued for the account of any one or more of the Borrowers pursuant to Section 2.07 hereof, whether issued by or through the actions of one or more of the Banks, as the same may be transferred, renewed, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Letter of Credit Advance" shall have the meaning assigned to it in Section 2.07(d) hereof.

     "Letter of Credit Amount" as of a particular date shall mean the sum of (a) the aggregate issued but unadvanced face amount of all Letters of Credit then outstanding under this Agreement, plus (b) the principal balance of the Letter of Credit Advances then outstanding and not converted to Revolving Credit Loans.

     "Letter of Credit Fee" shall have the meaning assigned to it in Section 2.07(e) hereof.

     "Letter of Credit  Participation"  shall have the meaning assigned to it in
Section 9.03(b) hereof.

     "liabilities" of a person shall mean all items (other than shareholders' equity) included in the liabilities section of a balance sheet of that person prepared in accordance with GAAP consistently applied as of the date of calculation, including (without limitation): (a) all Indebtedness secured by any Lien upon or in property owned by that person, to the extent attributable to that person's interest in the property, even though that person has not assumed or become liable for the payment of the Indebtedness; and (b) the aggregate amount of the reserves established or that should have been established on the books of that person in accordance with GAAP in respect of contingent liabilities and other contingencies (except reserves that are properly treated as deductions from assets). In the event the referenced person is a corporation with one or more subsidiaries, the term "liabilities" shall mean the liabilities of all of them consolidated in accordance with GAAP consistently applied as of the date of calculation.

     "Lien" and "Liens" shall respectively refer to any one or more of the following to which the referenced or relevant person is a party or by which the referenced or relevant person, any of its assets or properties or any other referenced assets or properties may be bound or subject: (a) any assignment, pledge, mortgage, hypothecation or security interest (irrespective of whether the referenced person is personally obligated with respect to any obligation thereby secured); (b) any filed financing statement (other than those for which the referenced or relevant person is the secured party or the lessee under a true operating lease); (c) any consignment, finance lease, conditional sale contract or other title retention agreement; (d) any assignment, pledge or other transfer, restriction or encumbrance of any right to receive any income or other distributions or proceeds; (e) any sale/leaseback transaction in which the referenced person is the seller/lessee; (f) any lien, charge, claim or other encumbrance arising under any Applicable Law, whether in favor of an Authority or otherwise, including (without limitation) liens for taxes, assessments and other governmental charges and liens of mechanics, carriers, warehouses, suppliers and laborers; (g) any restrictive covenant, lease, license, right of use, possession or first refusal, infringement, community property or other joint ownership interest, limitation or restriction on use or transfer, exception to title, or other limitation or restriction on the extent, exercise or enforcement of any right or interest respecting any asset or property; (h) with respect to any real estate, any easement, right-of-way, servitude, encroachment, restrictive covenant, reservation, or other exception to title;
(i) any covenant or agreement with any other person to a "Negative Pledge" (i.e., that the referenced or relevant person will not (A) do any one or more of the things specified in the preceding clauses or (B) sell, lease, sublease, transfer, exchange, abandon or otherwise dispose of, surrender management, physical possession or control of, physically alter or relocate all or any portion of its assets or properties); or (j) any other lien, encumbrance or adverse right or claim of any nature in, to or against any asset or property.

     "Lintek" shall have the meaning assigned to it in the Introduction.

     "Loan" and "Loans" shall respectively mean any and all principal amounts outstanding from time to time (including future advances) in respect of the Revolving Credit Loans, the Term Loans, the Mortgage Loans, the Letter of Credit Advances and all other amounts advanced from time to time to or on behalf of any one or more of the Borrowers by the Administrator, the Banks or their respective designees pursuant to this Agreement or any other Loan Instrument.

     "Loan Collateral" shall have the meaning assigned to it in Section 9.02(a) hereof.

     "Loan Instrument" and "Loan Instruments" shall respectively mean any one or more of this Agreement, the Revolving Credit Notes, the Term Notes, the Mortgage Notes, the Mortgages, the Letters of Credit, the applications for Letters of Credit, and the various other mortgages, assignments, instruments and other documents creating or evidencing any interest of the Administrator or any other Bank in any collateral securing or intended to secure anyone's obligations under any of the foregoing, the Registration Rights Agreement, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Administrator (with the consent of the Requisite Banks, as and if required) (whether prior to, on or from time to time after the Effective Date), as each may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Loan Obligations" shall have the meaning assigned to it in Section 9.02(a) hereof.

     "Lucent" shall mean Lucent Technologies, Inc.

     "Lucent Equipment Financing" shall mean the Other Debt incurred pursuant to the items referred to in clauses (m) and (o) of the definition of Equipment Finance Document.

     "Lucent Supply Agreement" shall mean the Supply Agreement between Lucent and MIC dated as of July 1, 1997, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Majority Banks" shall have the meaning assigned to it in Section 9.02(d) hereof.

     "Margin Stock" shall mean any "margin stock" as defined in any applicable Margin Stock Regulations.

     "Margin Stock Regulations" shall mean Regulation T, U and/or X of the Board of Governors of the Federal Reserve System, as applicable, and the rules and regulations promulgated thereunder, as the same may be supplemented, modified, amended, restated or replaced from time to time, or any corresponding or succeeding provisions of Applicable Law.

     "Material Adverse Effect" shall mean any material and adverse effect, whether individually or in the aggregate, upon (a) the assets, business, operations, properties or condition, financial or otherwise, of the Borrowers taken as a whole, (b) the collective ability of the Borrowers to make payment of, or to otherwise perform or satisfy, all or any part of the Obligations as and when due, or (c) the Collateral.

     "Material Contract" and "Material Contracts" shall respectively mean any one or more of the Contracts (including Material Government Contracts), in each case having an aggregate contract amount or payments (per Contract) of $750,000 or more.

     "Material Contract Schedule" shall mean any schedule prepared by the Borrowers from time to time listing all Material Contracts of each Borrower, noting with respect to each purchaser the date of the Contract and the contract amount and with respect to each Material Contract the gross profit margin, all amounts paid to date, the delivery date(s), the approximate percentage of work completed and the estimated cost to complete. (All Contracts are included in the Collateral whether or not ever listed on any Material Contract Schedule.)

     "Material Document" shall mean: (a) any Subordinated Debt Document; (b) any Equipment Finance Document; (c) any Purchase Document; or (d) any other material instrument, indenture, agreement, document, arrangement or other obligation (i) to which any Borrower is or may be a party, (ii) by which any Borrower or any of the Collateral is or may be bound or subject, or (iii) by which any of the other assets and properties of any Borrower (if any) is or may be bound or subject, in each case whether now or hereafter existing, and irrespective of whether reduced to writing, and as each has been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

     "Material Government Contract" and "Material Government Contracts" shall respectively mean any one or more of the Contracts made directly with any governmental Authority having an aggregate contract amount or payments (per Contract) of $250,000 or more.

     "Maturity Date" shall mean: (a) with respect to the Mortgage Loans, the earlier of (i) April 30, 2008 and (ii) the date on which the maturity of the Obligations shall have been accelerated pursuant to Section 8.02 hereof; and (b) with respect to all other Loans, the earliest of (i) December 31, 2002, (ii) with respect to the Revolving Credit Loans, the date on which the Commitment shall have been reduced permanently to zero, (iii) the date payment is demanded or otherwise due with respect to any Letter of Credit Advance or reimbursable amount or expense or other advance as provided in Section 2.05(e) hereof, and
(iv) with respect to all Obligations the date on which the maturity of the Obligations shall have been accelerated pursuant to Section 8.02 hereof.

     "MIC" shall have the meaning assigned to it in the Introduction.

     "mortgage" shall mean any mortgage, deed of trust or other security deed or security interest in real estate.

     "Mortgage" and "Mortgages" shall respectively mean any one or more of the Plainview Mortgage and any other mortgages from Aeroflex or any other Borrower to the Administrator as mortgagee (for the benefit of all of the Banks), as executed and delivered from time to time, and as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Mortgage Loans" shall have the meaning assigned to it in Section 2.02(b) hereof.

     "Mortgage Note" and "Mortgage Notes" shall respectively mean any one or more of the Mortgage Notes dated as of February 25, 1999, issued by the Borrowers to each of the Banks to evidence each Bank's Pro Rata Share of the Mortgage Loans (as referenced in Section 2.03(c) hereof), as each may be modified, amended, restated or replaced from time to time in the manner provided therein.

     "New York Real Estate Law" shall mean the Real Property Law and the Real Property Actions and Proceedings Law of the State of New York, as amended, and as the same may be supplemented, modified, amended, restated or replaced from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

     "Note" and "Notes" shall respectively mean any one or more of the Revolving Credit Notes, the Term Notes and the Mortgage Notes.

     "Obligations" as of any date shall mean any and all of the obligations of the Borrowers (a) to repay the balance of the Loans then outstanding (including future advances), including accrued and unpaid interest thereon (including, without limitation, any and all interest and other amounts accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, irrespective of whether such interest and other amounts are allowed or allowable as claims in such proceedings), (b) to pay or otherwise perform or satisfy all of the other amounts to be paid and obligations to be performed or otherwise satisfied by the Borrowers (whether individually, jointly, severally or otherwise) under this Agreement and the other Loan Instruments, (c) to pay or otherwise perform or satisfy all of the other amounts to be paid and obligations to be performed or otherwise satisfied by the Borrowers under any interest rate protection, foreign currency exchange, or other interest or exchange rate swap or hedging agreement or arrangement (whether individually, jointly, severally or otherwise) with any of the Banks or any of their affiliates, and (iv) to pay or otherwise satisfy any and all overdrafts of the Borrowers honored by any of the Banks (in the sole and absolute discretion of each Bank) and other indebtedness, liabilities or obligations (whether under any note, Credit Support or other instrument or document or otherwise) now or hereafter owed to any of the Banks by the Borrowers (whether individually, jointly, severally or otherwise).

     "Old Corp" shall mean Old Corp., a New York corporation formerly known as Filtron Co., Inc., and currently having an address at 35 South Service Road, Plainview, New York 11803.

     "Organizational Document" shall mean any instrument, indenture, agreement, charter, by-laws, certificate or other document or any statutory equivalent respecting any of the Pledged Securities or the organization, governance or operation of any issuer of any of the Pledged Securities, in each case whether now or hereafter existing, and irrespective of whether reduced to writing, and as each has been and hereafter may be supplemented, renewed, extended, modified, amended or restated from time to time.

     "Other Debt" shall mean (a) purchase money Indebtedness incurred in the purchase of equipment in the ordinary course of business so long as each is secured only by the equipment purchased (excluding any Loans used for such purposes), (b) Indebtedness secured by equipment and similar tangible assets and properties (other than Collateral) refinanced in the ordinary course of business so long as the net book value of the assets and properties so pledged does not exceed 200% of the original principal amount of such Indebtedness, and (c) obligations arising under leases, whether or not constituting Indebtedness under GAAP, excluding, however, (i) leases (A) of real property or (B) having aggregate rental payments for the initial term (discounted to present value) of less than $100,000 for any lease (with multiple equipment schedules constituting a single lease) or series of related leases, (ii) any refinancing of any Lucent Equipment Financing permitted under Section 6.02(a)(iv) hereof; or (iii) the conversion of any Lucent Equipment Financing into a sale/leaseback transaction contemplated under Section 7.03(c) hereof.

     "Other Taxes" shall have the meaning assigned to it in Section 2.09 hereof.

     "Pearl River Financing" shall mean the industrial development bond financing to MIC from the Pearl River Financing Authority secured by a mortgage on the Pearl River Project and secured and enhanced by the Pearl River Financing L/C.

     "Pearl River  Financing  Authority"  shall mean the County of Rockland (New
York) Industrial Development Agency or any successor.

     "Pearl River Financing Document" and "Pearl River Financing Documents" shall respectively mean any one or more of the bonds issued to evidence and bond the purchase agreement, indenture and other agreements executed to govern the Pearl River Financing, the mortgage(s) encumbering the Pearl River Project executed by MIC to support the Pearl River Financing and/or the Pearl River Financing L/C, the Pearl River Financing L/C and related application(s) and reimbursement agreement(s), and the guaranties executed by Aeroflex respecting the Pearl River Financing or Pearl River Financing L/C, and any and all waivers, consents, agreements, instruments and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing; in each case whether now or hereafter existing, and as each may be supplemented, modified, amended, restated or replaced from time to time.

     "Pearl River Financing L/C" shall mean the letter(s) of credit issued by Mellon Bank, N.A. to support the Pearl River Financing, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Pearl River Project" shall mean the acquisition and improvement of MIC's facility in Pearl River, New York.

     "Permitted Investments" shall mean: (a) certificates of deposit, commercial paper or other market rate instruments with final maturities of one year or less issued by and normal business banking accounts with (i) any commercial bank that
(A) is a Bank hereunder, or (B) is organized under the laws of the United States or any state thereof and has total capital and surplus in excess of $1,000,000,000, or (ii) the holding company of any such bank or any subsidiary of such holding company; (b) commercial paper or other debt securities with final maturities of one year or less from the date of acquisition and a rating from Standard & Poor's Corporation or Moody's Investors Services of not less than "A-1" or "P-1", respectively; (c) securities or other obligations with final maturities of one year or less from the date of acquisition issued or unconditionally guarantied by the government of the United States of America or any agency or instrumentality thereof (but only to the extent backed by the full faith and credit of the United States of America); (d) money market preferred stock with a Standard & Poor's Corporation rating of "A" or greater; and (e) shares of money market mutual or similar funds having net assets in excess of $1,000,000,000.

     "Permitted  Lien" for a referenced  person shall mean any of the following:
(a) statutory Liens incurred in the ordinary course of the referenced person's business (i) for taxes, assessments or other governmental charges, levies or claims, (ii) of mechanics, carriers, warehouses, suppliers and laborers, (iii) respecting worker's compensation, unemployment insurance, statutory obligations or social security legislation, or (iv) required by law as a condition precedent to the transaction of the referenced person's business or the exercise of any of the privileges or licenses by the referenced person subject to such Lien, in each case so long as the underlying obligations are not then required to be paid under Section 5.06 hereof and any reserve has been established and any bond or insurance has been obtained as required by that Section; (b) Liens incurred in respect of judgments and awards discharged within 30 days from the making thereof; (c) in the case of real estate, easements, rights-of-way, restrictions, covenants and other agreements of record and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the referenced person; (d) in the case of personal assets and properties other than Collateral, any deposits made or other security interests incurred in the ordinary course of the referenced person's business to secure the performance of its tenders, bids, leases (other than capitalized leases), contracts (other than for Indebtedness or Credit Support), and similar obligations arising as a result of progress payments under government contracts; (e) the Liens (including leases treated as Liens) encumbering equipment purchased or property leased by the referenced person with Other Debt permitted by Sections 6.02(a)(iv), 6.02(a)(vi) and 6.02(b) hereof so long as they respectively secure only the corresponding purchase money Indebtedness or capitalized lease obligations; (f) the Liens granted from time to time to the Administrator (for the benefit of all of the Banks); and (g) currently existing Liens that are disclosed in Schedule 3.10(a) hereto, including any renewals or extensions thereof, but those Liens shall not be increased or extended to other Indebtedness unless otherwise permitted by the terms and provisions of this Agreement.

     "person" shall include (without limitation) any manner of association, business trust, company, corporation, estate, governmental or other Authority, joint venture, limited liability company, natural person, partnership, trust or other entity.

     "Plainview Property" shall mean any and all real estate and improvements located at 35 South Service Road, Plainview, New York 11803, as described in the Plainview Mortgage.

     "Plainview Mortgage" shall mean the Mortgage, Assignment of Rents and Security Agreement dated as of February 25, 1999, from Aeroflex, as mortgagor, to the Administrator (for the benefit of all of the Banks), as mortgagee, respecting the Plainview Property, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Plan" and "Plans" shall have the meanings respectively assigned to them in
Section 3.09(c) hereof.

     "Pledged  Permitted  Investments"  shall have the meaning assigned to it in
Section 7.03(g) hereof.

     "Pledged Security" and "Pledged Securities" for any referenced person shall respectively mean any and all of the following: (a) any and all of the referenced person's Investments and other financial assets in or to or issued by any Borrower (other than Aeroflex), Europtest, Comar, HARX, Old Corp, T-Cas or any subsidiary of any Borrower; (b) any and all dividends, interest and distributions on, under or related to any of the foregoing items (whether cash, stock or otherwise) and splits and reclassifications thereof, including (without limitation) any and all securities, investment property, financial assets, investments, interests or other assets or properties received by the referenced person on account of or related to any of the foregoing items; (c) any and all options, warrants and other rights to acquire any such securities, investment property, financial assets, investments or interests (whether from the issuer or otherwise), provided, however, that the shares of Comar shall be excluded until such time (if ever) as the environmental issues pertaining to its real estate shall have been resolved to the satisfaction of the Majority Banks; (d) any and all advances, indebtedness and other amounts (including interest) directly or indirectly owed to the referenced person on account of or related to any of the foregoing items; and (e) any and all security entitlements and other rights, powers, privileges, remedies and interests of the referenced person in, to and under any and all the foregoing and any and all Organizational Documents and Custody Documents pertaining thereto; in each case to the extent owned or held of record by or beneficially (or otherwise) for the referenced person, whether owned or held individually, jointly or otherwise, and whether now existing or hereafter acquired or created.

     "Pro Forma Effect" shall mean the effect(s) any action or other event proposed by or on behalf of the Borrowers (if it were to happen as proposed) could have on (a) the assets, business, operations, properties or condition, financial or otherwise, of the Borrowers taken as a whole, (b) the collective ability of the Borrowers to make payment of, or to otherwise perform or satisfy, all or any part of the Obligations as and when due, or (c) the Collateral, including (without limitation) the effect(s) of including any proposed sale or disposition, new or altered Indebtedness or other obligation (and the payments required thereunder), payment or other action or event in a pro forma recalculation of the various financial (among other things) the various financial measurements and covenants set forth in this Agreement for or as at the end of the applicable computation or reporting period then most recently ended (based on the then most recently required compliance calculations and any and all subsequent pro forma calculations on a cumulative basis with respect to other action(s) or event(s), if and to the extent they occurred or continue to be proposed).

     "Pro Rata Share" shall have the meaning assigned to it in Section 9.02(c) hereof.

     "Purchase Agreement" shall mean the Common Stock Purchase Agreement between Aeroflex and United Technologies Corporation, the owner of all of the issued and outstanding common stock of UTMC, dated as of February 25, 1999, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Purchase Documents" shall mean the Purchase Agreement, and any and all waivers, consents, agreements, instruments and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing, in each case whether now or hereafter existing, and irrespective of whether reduced to writing, and as each may be supplemented, modified, amended, restated or replaced from time to time.

     "real estate" shall include (without limitation) (a) all land, leasehold interests, easements, licenses, rights-of-way or use, appurtenances and other rights and interests in real property, (b) all buildings and other structures and improvements, (c) all fixtures, furnishings, equipment and other personal property (including, without limitation, leasehold interests in such personal property and mobile homes of the type usually installed on a developed site) located on or used in connection therewith, whether or not affixed thereto, (d) all leases and subleases thereof, and (e) all rents, profits and other income, payments and proceeds with respect to any and all of the foregoing.

     "Registration Rights Agreement" shall mean the Stock Registration Rights Agreement among Aeroflex, Fleet, CBC Capital Partners, Inc., and the Administrator dated as of March 15, 1996, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Representative" and "Representatives" shall respectively mean any or all of: (a) in the case of any referenced person (including, without limitation, the Administrator and the Banks), such referenced person's affiliates, directors, officers, employees, attorneys, agents and other representatives; and (b) in addition in the case of the Administrator, any Bank, any issuer or any other financial institution, such referenced person's participants, correspondents, confirming banks, custodians and designees and their respective affiliates, directors, officers, employees, attorneys, agents and other representatives.

     "Requisite Banks" shall mean such number of Banks (if any) as may have the aggregate applicable shares required for a particular action by Sections 9.06,
9.08 and 9.09 hereof or any other term or provision of this Agreement or any other Loan Instrument.

     "Reserve Percentage" for any Interest Period for the corresponding portion of the Loans shall mean the percentage established from time to time by the Board of Governors of the Federal Reserve System (or any successor) and then in effect for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars (or any higher threshold) with respect to liabilities consisting of or including (among other liabilities) eurocurrency liabilities or liabilities respecting United States Dollar non-personal time deposits in the United States (whichever may be relevant to the particular Fixed Rate) with maturities equal or comparable to such Interest Period. The Borrowers acknowledge and agree that:
(a) any portion of the Loans bearing interest at the Applicable Euro Rate shall be deemed to constitute a "eurocurrency liability" as defined in Regulation D of said Board of Governors and to be subject to the reserve requirements of such Regulation; and (b) the Reserve Percentage shall be calculated without any regard to or benefit of any credit, proration, deduction, offset or other reduction that otherwise may be available from time to time under such Regulation.

     "Revolving Credit Loans" shall have the meaning assigned to it in Section 2.01(a) hereof.

     "Revolving Credit Note" and "Revolving Credit Notes" shall respectively mean any one or more of the Fifth Amended and Restated Revolving Promissory Notes dated as of February 25, 1999, issued by the Borrowers to each of the Banks to evidence each Bank's Pro Rata Share of the Revolving Credit Loans (as referenced in Section 2.03(a) hereof), as each may be modified, amended, restated or replaced from time to time in the manner provided therein.

     "Revolving Credit Period" shall mean that period commencing on the Effective Date and terminating on the earlier of (a) December 31, 2002, or (b) the Maturity Date.

     "Rights Agreement" shall mean Rights Agreement between Aeroflex and American Stock Transfer and Trust Company dated as of August 13, 1998, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be supplemented, modified, amended, restated or replaced from time to time, or any corresponding or succeeding provisions of Applicable Law.

     "SEC" shall mean the Securities Exchange Commission of the United States.

     "securities" of any person shall mean any and all equity securities and debt securities, general or limited partnership interests, limited liability company membership interests, investment contracts and any other instrument or interest commonly understood to be a security issued by that person.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any corresponding provisions of any Applicable Law in any state or foreign jurisdiction, and as the same may be supplemented, modified, amended, restated or replaced from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any corresponding provisions of any Applicable Law in any state or foreign jurisdiction, and as the same may be supplemented, modified, amended, restated or replaced from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

     "Subordinated Debt Document" and "Subordinated Debt Documents" shall respectively mean (a) any debentures and indentures respecting subordinated Indebtedness approved from time to time by the Majority Banks (as provided in Section 6.12 hereof), and (b) any and all waivers, consents, agreements, instruments and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing, in each case whether now or hereafter existing, and irrespective of whether reduced to writing, and as each may be supplemented, modified, amended, restated or replaced from time to time.

     "Subordinated Right" and "Subordinated Rights" of any Borrower shall respectively mean any and all subrogation, contribution and other similar rights of such Borrower against or in respect of (a) any other Borrower, (b) any of the assets and properties of any other Borrower or any subsidiary of any Borrower, or (c) any other co-obligor or indemnitor of any of such Borrower's payments or obligations under any of the Loan Instruments, whether now existing or hereafter acquired or created, and whether resulting from any payment made by such Borrower or otherwise (other than as waived in Section 2.14 hereof).

     "subsidiary" shall mean any corporation or other entity in respect of which a person at the time shall own directly or indirectly (through one or more corporations, nominees or other persons or otherwise) at least one-half of the aggregate voting interests of such corporation or other entity, whether owned or held (a) of record or beneficially or (b) individually, jointly or otherwise.

     "Systems" shall have the meaning assigned to it in the Introduction.

     "Taxes" shall have the meaning assigned to it in Section 2.09 hereof.

     "T-Cas" shall mean T-Cas Corp., a Virginia corporation currently having an address at 35 South Service Road, Plainview, New York 11803.

     "Term Loans" shall have the meaning assigned to it in Section 2.02(a) hereof.

     "Term Note" and "Term Notes" shall respectively mean any one or more of the Term Promissory Notes dated as of February 25, 1999, issued by the Borrowers to each of the Banks to evidence each Bank's Pro Rata Share of the Term Loans (as referenced in Section 2.03(b) hereof), as each may be modified, amended, restated or replaced from time to time in the manner provided therein.

     "UTMC" shall have the meaning assigned to it in the Introduction.

     "Vibrations" shall have the meaning assigned to it in the Introduction.

     "VTX" shall mean VTX Electronics Corp., a publicly traded Delaware corporation.

     "Year 2000 Compatible" shall mean that the referenced computer or other hardware or software of the reference person (a) will not malfunction, cease to function, generate incorrect date dependent or related data or produce incorrect results on or after January 1, 2000 or 2001, (b) applies formulae, calculates, displays, exports, imports, manages, manipulates, operates, provides, processes, recognizes, sorts, and stores all dates and date dependent or related user or interface data, fields, functionalities and values (i) in four-digit year date format (whether "date" or "year" data field or otherwise), (ii) that properly, fully and correctly identifies any year (including, without limitation, the century thereof) and computes any period, value or result (including, without limitation, those spanning the end of any century or millennium), and (iii) without any error, in each case (A) without the necessity of any human intervention or system modification and (B) whether such dates occur on or after January 1, 2000 or 2001, and whether or not such dates are intermixed with or compared to (in calculations or otherwise) dates occurring in the years of or before 1999 or 1899, and (c) will properly interface with other hardware and software of the referenced person without rendering any of them less Year 2000 Compatible or otherwise less functional.

     Section 1.02. Certain Definitions in Other Loan Instruments. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the other applicable Loan Instruments.

     Section 1.03. Pronouns. Each use in this Agreement of a neuter pronoun shall be deemed to include references to the masculine and feminine variations thereof, and vice versa, and a singular pronoun shall be deemed to include a reference to the plural variation thereof, and vice versa, in each case as the context may permit or require.


                                   ARTICLE II

                      Amounts and Terms of the Obligations
                      ------------------------------------
     Section 2.01.   The Revolving Credit Loans.
                     --------------------------
     (a) Upon the terms and provisions and subject to the conditions contained in this Agreement, each Bank shall make revolving credit loans (with all such loans by the Banks being referred to collectively as the "Revolving Credit Loans") from time to time during the Revolving Credit Period to the Borrowers at their request (as provided in subsection (b), below) up to an aggregate maximum principal amount outstanding (including such Bank's Pro Rata Share of the Letter of Credit Amount) at any one time not to exceed such Bank's Committed Share of the Commitment; provided that if the Borrowing Base is at any time less than the sum of (i) the Commitment plus (ii) the outstanding principal balance of the Term Loans, the maximum obligation of such Bank shall be further limited to the amount equal from time to time to the remainder at such time of (A) such Bank's Committed Share of the Borrowing Base, minus (B) the outstanding principal balance of such Bank's Pro Rata Share of the Term Loans. Subject to the terms and provisions of this Agreement, during the Revolving Credit Period the Borrowers may reborrow Advances previously repaid by them.

     (b) Aeroflex (without notice to or the consent of any other Borrower) from time to time may request an advance of Revolving Credit Loans from all of the Banks pursuant to subsection (a) of this Section (as made by the Banks, an "Advance") by giving the Banks a signed notice of its request, or by giving the Banks notice of its request both by telephone and telecopy of a signed notice and promptly confirming its request by delivery to each Bank of an original copy of the signed notice. The notice requesting an Advance (i) may be combined with a request under Section 2.04(b) hereof that all or a portion of the Advance bear interest at a Fixed Rate when made, (ii) shall be delivered to the Banks at least one Business Day prior to the requested Advance Date or such greater number of Business Days as may be required under Section 2.04(c) hereof if combined with such a Fixed Rate request, (iii) shall be deemed to have been delivered on the following Business Day unless actually received by each of the Banks prior to 11:00 A.M. (New York City time) on a Business Day, (iv) shall be irrevocable once given, and (v) shall specify (A) the requested Advance Date,
(B) the principal amount of the requested Advance and (C) the amount to be advanced by each Bank in accordance with its Committed Share. Each requested Advance shall be for an integral multiple of $50,000 in an amount that is not less than $250,000 or such larger multiple and minimum as may be required under
Section 2.04(b) hereof if the Advance is to bear interest at a Fixed Rate. Subject to compliance with the terms and provisions of Article IV of this Agreement, each Bank shall make its Committed Share of the requested Advance on the proposed Advance Date by crediting the demand deposit account maintained by Aeroflex with such Bank at its office at the address set forth in the Introduction.

     (c) Aeroflex (without notice to or the consent of any other Borrower)may voluntarily elect to permanently reduce the Commitment in whole at any time, or in part from time to time in integral multiples of $100,000 in an amount that is not less than $1,000,000, by giving the Banks a signed notice of its election, or by giving the Banks notice of its election both by telephone and telecopy of a signed notice and promptly confirming its election by delivery to each Bank of an original copy of the signed notice; provided, however, that no such reduction shall be made that would result in the payment or prepayment of any portion of any Fixed Rate Loan unless the Borrowers repay such Fixed Rate Loan in full and concurrently pay all amounts (if any) required under Section 2.04(d) hereof. Notice of such reduction election (i) shall be delivered to the Banks at least three Business Days prior to the requested reduction date, (ii) shall be deemed to have been delivered on the following Business Day unless actually received by each of the Banks prior to 11:00 A.M. (New York City time) on a Business Day, and (iii) shall be irrevocable once given. Each such reduction shall be accompanied by a prepayment of the Revolving Credit Loans in the amount, if any, necessary to make the aggregate outstanding principal balance of the Revolving Credit Loans, after giving effect to the prepayment, not more than the Commitment (as so reduced).

     Section 2.02.   The Term Loans and Mortgage Loans.

     (a) Upon the terms and provisions and subject to the conditions contained in this Agreement, on the Effective Date each Bank shall make a term loan to the Borrowers equal to the amount of such loan committed by such Bank as set forth in Exhibit F hereto (with all such loans by the Banks, which aggregate $20,000,000, being referred to collectively as the "Term Loans"). Subject to compliance with the terms and provisions of Article IV of this Agreement, each Bank shall make its Committed Share of the Term Loans on the Effective Date by crediting the demand deposit account maintained by the Borrowers with such Bank at its office at the address set forth in the Introduction.

     (b) The Borrowers hereby acknowledge, certify and agree that: (i) pursuant to the Existing Loan Agreement, the Banks have made loans on a revolving basis to the Borrowers that are outstanding as of the date of this Agreement in the aggregate principal amount of $4,484,000 (the "Existing Loans"); (ii) the obligations of the Borrowers to repay the Existing Loans (with interest) to the Banks and to perform or otherwise satisfy their other obligations under the Existing Loan Agreement and other Existing Loan Instruments are not subject as of the date of this Agreement to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination; and (iii) upon the terms and provisions and subject to the conditions contained in this Agreement, on the Effective Date, the Existing Loans are hereby converted into and shall continue and constitute mortgage loans to the Borrowers (the "Mortgage Loans") under and subject to the terms and provisions of this Agreement, which Agreement has amended, restated and completely replaced the Existing Loan Agreement. Each Bank shall share in the Mortgage Loans, as so converted, in accordance with its Committed Share of the Mortgage Loans on the Effective Date.

     Section 2.03.   The Notes.

     (a) The obligation of the Borrowers to repay the Revolving Credit Loans, together with interest thereon, shall be evidenced by a Fifth Amended and Restated Revolving Promissory Note issued by the Borrowers to each Bank in the form of Exhibit A hereto in the amount of such Bank's Committed Share of the Commitment and dated as of the date hereof. The Revolving Credit Notes have been issued to amend, extend, restate and completely replace the Existing Notes, to evidence all amounts outstanding under the Existing Notes and to evidence any further advances or readvances of the Revolving Credit Loans. Although issued in substitution for and restatement and replacement of the Existing Notes, the Notes shall not be deemed to have been issued in payment, satisfaction, cancellation or novation of the Existing Notes. The Banks shall be entitled to retain the Existing Notes until all of the Obligations have been fully paid and satisfied, after which time the Existing Notes shall be returned to the Borrowers at the same time as the Notes, unless some other time or manner of delivery shall be provided by any other written agreement between the Borrowers and the Banks. Promptly following the Effective Date, each Bank shall legend the Existing Note issued to it as follows:

  "This Note is one of the Existing Notes that has been superseded by the Fifth Amended and Restated Revolving Promissory Notes of the Borrowers dated as of February 25, 1999, which amended, restated and completely replaced this Note and the other Existing Notes and evidences the Indebtedness formerly evidenced by this Note and the other Existing Notes, but which shall not be deemed or construed to be issued in payment, satisfaction, cancellation or novation of this Note or any other Existing Note. Reference should be made to such new
 Notes for all purposes, as the terms and provisions of this Note have no further independent force or effect."

     (b) The obligation of the Borrowers to repay the Term Loans, together with interest thereon, shall be evidenced by a Term Promissory Note issued by the Borrowers to each Bank in the form of Exhibit B hereto in the amount of such Bank's Committed Share of the Term Loans and dated as of the date hereof.

     (c) The obligation of the Borrowers to repay the Mortgage Loans, together with interest thereon, shall be evidenced by a Mortgage Note issued by the Borrowers to each Bank in the form of Exhibit C hereto in the amount of such Bank's Committed Share of the Mortgage Loans and dated as of the date hereof.

     Section 2.04.   Interest; Optional Fixed Rates; Additional Interest.

     (a) Except as otherwise provided in this Section, the Loans shall bear interest (computed on the basis of the actual number of days elapsed and a year of 360 days) on the unpaid principal balance of those Loans outstanding from time to time, from and including the date of advance until such principal balance of such Loans is repaid in full (including, without limitation, any and all interest and other amounts accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, irrespective of whether such interest and other amounts are allowed or allowable as claims in such proceedings), at a fluctuating annual rate that for the Pro Rata Share of the Loans of each Bank shall be equal to such Bank's Base Rate, which fluctuating rate shall change from time to time simultaneously with each corresponding change in the Base Rate. Interest on those Loans shall be payable by the Borrowers in arrears: (i) prior to the relevant Maturity Date, on the last Business Day of each calendar month; (ii) in full on the relevant Maturity Date; and (iii) on demand after the relevant Maturity Date.

     (b) The Borrowers from time to time may request that a portion of the Loans outstanding bear interest at the Applicable Euro Rate for an Interest Period of one, two, three or six months, which portion must be in an integral multiple of $250,000 in an amount that is not less than $1,250,000. Any portion or portions of the Loans for which a Fixed Rate is in effect shall bear interest for the applicable Interest Period (computed on the basis of the actual number of days elapsed and a year of 360 days) at an annual rate equal to the corresponding Fixed Rate(s). Interest on the Fixed Rate Loans shall be payable by the Borrowers in arrears: (i) prior to the relevant Maturity Date, on the last Business Day of each calendar month and on the last Business Day of the applicable Interest Period, unless the Borrowers and Administrator (with the consent of the Banks participating in such loans) shall otherwise agree in connection with a particular Fixed Rate Loan; (ii) in full on the relevant Maturity Date; and (iii) on demand after the relevant Maturity Date.

     (c) The Borrowers may elect to have a Fixed Rate apply by giving the Banks a signed notice of their election, or by giving the Banks notice of their election both by telephone and telecopy of a signed notice and promptly confirming their election by delivery to each Bank of an original copy of the signed notice. The notice electing a Fixed Rate (i) may be combined with a request under Section 2.01(b) hereof for an Advance, (ii) shall be delivered to the Banks two Business Days prior to commencement of interest at the Applicable Euro Rate, (iii) shall be deemed to have been delivered on the following Business Day unless actually received by each of the Banks prior to 11:00 A.M. (New York City time) on a Business Day, (iv) shall be irrevocable once given, and (v) shall specify the requested Fixed Rate, date of commencement, duration of Interest Period and portion of the Loans to which the Fixed Rate is to apply. The election by the Borrowers of a Fixed Rate is conditioned upon each of the following:

     (A) no more than five (5) Interest Periods shall be in effect at any one time unless the Administrator (with the consent of the Banks participating in such loans) in its discretion shall consent otherwise;

     (B) the portion(s) of the Loans subject to a Fixed Rate(s) shall not exceed an amount equal to the remainder of (1) the principal balance of the Loans outstanding on the date such Fixed Rate(s) would commence (including any concurrent Advance), minus (2) those portions thereof that are scheduled to be paid as set forth in Section 2.05 hereof within the requested Interest Period(s);

     (C) no Event of Default or Default shall have occurred and be then continuing; and

     (D) no adverse determination shall have been made by any Bank pursuant to subsection (e) of this Section.

From and after the last day of any Interest Period, interest shall accrue at the rate based upon the Base Rate (as provided in subsection (a) of this Section) until that portion of the principal balance is repaid or a new Fixed Rate with respect thereto is adopted hereunder. If any Interest Period ends on a day other than a Business Day, such Interest Period shall be extended to the next succeeding day that is a Business Day unless (in the case of a Loan bearing interest at the Applicable Euro Rate) such succeeding day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

     (d) In addition to the payment of interest as stated above, if there shall be any increase in the direct or indirect costs to any one or more of the Banks of lending, funding or maintaining any Fixed Rate Loan, or any reduction in any amount received or to be received by any one or more of the Banks hereunder, due to:

          (i) the introduction of or any change in any Applicable Law or the interpretation or administration thereof, including (without limitation) the imposition, modification or application of, or increase in, (A) any reserve, capital adequacy, special deposit, assessment or similar requirements, (B) any requirement to withhold or deduct from any amount payable to any one or more of the Banks any taxes, levies, imposts, duties, fees, deductions, withholdings or charges of a similar nature (other than federal, state and local income and franchise taxes imposed upon any
               Bank),  or any  interest  thereon or any  penalties  with respect thereto, imposed, levied, collected, assessed, withheld or deducted by any Authority, including subdivisions and taxing authorities thereof, or (C) any other restriction or condition affecting a Fixed Rate or this Agreement;

          (ii) the compliance by any one or more of the Banks with any regulation, guideline or request from any central bank or other Authority (whether or not having the force of law);

          (iii)the failure by the Borrowers to take or accept any requested Advance for which they have also requested a Fixed Rate, or the failure of the Borrowers to satisfy the conditions precedent to the making of any such Advance or the establishment of any requested Fixed Rate;

          (iv) the repayment, prepayment or other reduction, in whole or in part, of any Fixed Rate Loan prior to the natural expiration of the applicable Interest Period, whether as a result of miscalculation, change in circumstance, consent of the Administrator or the Requisite Banks (as and if required), acceleration of the Obligations or otherwise; or

          (v) the failure by the Borrowers to pay the accrued and unpaid interest on or repay the outstanding principal balance of any Fixed Rate Loan, or any portion thereof, when required by the terms and provisions of this Agreement;

then the Borrowers from time to time, upon demand by the Administrator, shall pay to the Administrator (for the benefit of each affected Bank) additional amounts sufficient to indemnify each such Bank against and reimburse each such Bank for such increased costs and reduced receipts (but only to the extent each such increased cost or reduced receipt has not already been included in the calculation of any interest rate or fee or otherwise reimbursed under any other subsection of this Section), including (without limitation) amounts sufficient to compensate each affected Bank for any breakage or other costs and any decrease in margin or other return incurred in connection with the repayment, prepayment or other reduction of any Fixed Rate Loan and the liquidation or redeployment of the affected deposits or other funding arrangements. A certificate as to the amount of such increased costs and reduced receipts submitted to the Borrowers by the Administrator (which may be the certificate of each relevant Bank) shall be conclusive as to the existence and amount thereof absent manifest error. If the Administrator has not received payment for such amounts within five (5) Business Days of the date of such certificate, the
Administrator (with the consent of the Majority Banks) may direct the application of all or a portion of the next succeeding payment or prepayment made by the Borrowers, whether intended by the Borrowers to be interest, principal or otherwise, first to the reduction of the amounts of such increased costs and reduced receipts.

     (e) If, on or before the date of commencement of any Interest Period, any one or more of the Banks shall have determined (which determination shall be final, conclusive and binding on the Borrowers) that (i) it is impermissible for such Bank to make any Fixed Rate Loan due to any of the circumstances described in clauses (i) and (ii) of subsection (d) of this Section, (ii) deposits in United States Dollars in amounts equal to the portion of the Loans to be subject to a Fixed Rate for that Interest Period are not being offered to such Banks in the applicable market, (iii) by reason of changes affecting the applicable market, the Fixed Rate to be in effect for that period will not adequately and fairly reflect the cost to such Banks of maintaining for that period the portion of the Loans for which the Fixed Rate was requested, or (iv) the Fixed Rate or requested Interest Period is otherwise unavailable, then the portion of the Loans so affected shall continue to bear interest based upon the Base Rate as provided in subsection (a) of this Section. Furthermore, if any one or more of the Banks shall have determined (which determination shall be final, conclusive and binding upon the Borrowers) that it is impermissible for such Bank(s) to continue any Fixed Rate Loan during the relevant Interest Period due to any of the circumstances described in clauses (i) and (ii) of subsection (d) of this Section, then (A) that Interest Period shall be deemed to have been terminated as of the date specified in that determination, (B) the Borrowers shall indemnify each such Bank against and reimburse each such Bank for any increased costs or reduced receipts relating to that termination as provided in subsections (d) and (e) of this Section as if there had been a voluntary prepayment of that Fixed Rate Loan by the Borrowers, and (C) after the date specified in that determination the portion of the Loans so affected shall bear interest based upon the Base Rate as provided in subsection (a) of this Section. The Administrator shall notify the Borrowers in the event any Bank makes such a determination; provided, however, that the failure to give such notice shall not affect the validity of that determination or the continued accrual of interest based upon the Base Rate on the applicable portion of the Loans.

     (f) In addition to the payment of interest or fees under this Agreement, if one or more of the Banks or any of their respective affiliates determines or has determined that (i) compliance with any existing or future Applicable Law, including (without limitation) any regulation, guideline or request from any central bank or other Authority (whether or not having the force of law), or any change therein or in the interpretation or administration thereof, affects or would affect the amount of capital required or expected to be maintained by such Bank(s) or affiliate(s) (taking into account its policies with respect to capital adequacy and desired rate of return on capital), and (ii) the amount of such capital is increased by or based upon any commitment or funding to the Borrowers or any other obligation of such Bank or affiliate(s) under or related to this Agreement or any other Loan Instrument (using such averaging, attribution and allocation methods as each affected Bank may reasonably deem appropriate), then the Borrowers from time to time, upon demand by the affected Bank(s), shall pay to the affected Bank(s) additional amounts sufficient to compensate the affected Bank(s) for those circumstances (without, however, duplicating any amount paid by the Borrowers pursuant to subsection (d) of this Section). A certificate as to the amount of such compensation submitted to the Borrowers by the affected Bank(s) or affiliate shall be conclusive as to the existence and amount thereof absent manifest error. If the Administrator has not received payment for such amounts within five (5) Business Days of the date of such certificate, the Administrator (with the consent of the Majority Banks) may direct the application of all or a portion of the next succeeding payment or prepayment made by the Borrowers, whether intended by the Borrowers to be interest, principal or otherwise, first to the reduction of such billed amount.

     (g) In the event any payment of principal, interest or other amount is not paid to any Bank as and when due under this Agreement or any other Loan Instrument prior to the relevant Maturity Date, the overdue amount(s) shall, to the extent permitted by Applicable Law, bear interest until repaid in full at a fluctuating annual rate equal to the rate charged by such Bank under subsection
(a) of this Section plus three percent (3.00%) per annum, instead of the rate established by subsection (a) of this Section, and such interest amount(s) shall be payable upon demand, subject, however, to the maximum rate permitted by Applicable Law as provided in Section 2.11 hereof.

     (h) After notice from the Banks during the continuance of any Event of Default prior to maturity that has not been remedied or waived (i) within five
(5) Business Days of  occurrence  respecting  any Event of Default  described in
Section 8.01(c) hereof, (ii) within thirty (30) days of occurrence respecting any Event of Default resulting from any act or omission within the control of any Borrower or any of its officers, directors, employees, agents and other representatives (it being understood and agreed that the covenants contained in Sections 6.01(a), 6.01(b), 6.01(c), 6.01(d) and 6.01(e) are not within such control), or (iii) within ninety (90) days of occurrence respecting any other Event of Default (it being further understood and agreed that any violation of Sections 6.01(a), 6.01(b), 6.01(c), 6.01(d) or 6.01(e) will cease to be continuing for the purposes of this  subsection if and when next  satisfied,  if ever), in any such case irrespective of whether a Default Declaration has been issued or any other action has been taken by the Administrator or any other Bank, and at all times on and after the Maturity Date, the Loans shall bear additional interest (computed on the basis of the actual number of days elapsed and a year of 360 days) on the unpaid principal balance of the Loans outstanding from time to time during such period(s) (from and including the date such notice is given by the Banks or the Maturity Date, as applicable) at a rate equal to three percent (3.00%) per annum, which interest amounts shall be payable by the Borrowers in addition to, and at the same times as, the regular interest payments on the Loans required pursuant to the preceding subsections of this Section, subject, however, to the maximum rate permitted by Applicable Law as provided in Section 2.11 hereof.

     Section 2.05.   Voluntary and Mandatory Payments.

     (a) The Borrowers may voluntarily elect to prepay the Loans in full at any time, or in part from time to time in integral multiples of $50,000 in an amount that is not less than $250,000, in either case without premium or penalty or reduction of the Commitment, by giving the Banks a signed notice of their election, or by giving the Banks notice of their election both by telephone and telecopy of a signed notice and promptly confirming their election by delivery to each Bank of an original copy of the signed notice; provided further that the Borrowers shall not in any event prepay any portion of any Fixed Rate Loan unless the Borrowers prepay such Fixed Rate Loan in full and concurrently pay all amounts (if any) required under Section 2.04(d) hereof; provided, however, that the Borrowers may not voluntarily prepay any portion of the Mortgage Loans prior to the relevant Maturity Date so long as any principal balance remains outstanding under the Revolving Credit Loans or Term Loans. Notice of such prepayment election (i) shall be delivered to the Banks at least three Business

Days prior to the requested prepayment date, (ii) shall be deemed to have been delivered on the following Business Day unless actually received by each of the Banks prior to 11:00 A.M. (New York City time) on a Business Day, and (iii) shall be irrevocable once given. The Borrowers shall repay the Loans on the date and in the amount specified in such notice of prepayment election. Except as otherwise provided in this Section, and except as the Borrowers may otherwise request with respect to any voluntary prepayment, each voluntary or mandatory prepayment shall be applied first to the outstanding balance of the Revolving Credit Loans, with any excess then applied to the Term Loans. So long as any principal balance remains outstanding under the Revolving Credit Loans and Term Loans, any attempted prepayment of the Mortgage Loans (A) shall be applied to and deemed and construed to have reduced the Revolving Credit Loans and Term Loans and (B) shall not be applied against or deemed or construed to have reduced the Mortgage Loans.

     (b) The Borrowers shall repay the Revolving Credit Loans (and then the Term Loans if no Revolving Credit Loans are outstanding) immediately at any time and from time to time in an amount equal to the excess (if any) of (i) the sum of
(A) the outstanding principal balance of the Revolving Credit Loans, plus (B) the outstanding principal balance of the Term Loans, plus (C) the Letter of Credit Amount, over (ii) the lesser of (A) the sum of (1) the Commitment plus
(2) the outstanding principal balance of the Term Loans or (B) the Borrowing Base; provided that the Borrowers instead may cure any such Borrowing Base deficiency through the delivery of additional Collateral as provided in Section
5.11 hereof. In the event the Letter of Credit Amount alone exceeds the lesser of the Commitment or the Borrowing Base, then the Borrowers immediately shall repay the Revolving Credit Loans and Term Loans in full and deposit cash collateral with the Administrator or its designee in an amount equal to the remaining deficiency (which collateral shall be deposited and administered in the manner contemplated in Section 8.02(d) hereof); provided that the Borrowers instead may cure any such Borrowing Base deficiency through the delivery of additional Collateral as provided in Section 5.11 hereof.

     (c) The Borrowers shall repay the principal balances then outstanding under the Revolving Credit Loans in full on the relevant Maturity Date.

     (d) The Borrowers shall repay the Term Loans: (i) in the amount of $2,500,000 on June 30, 1999; and (ii) in quarterly installments of $1,250,000 each on the last Business Day of each calendar quarter, commencing with the quarter ending September 30, 1999. The Borrowers shall repay the principal balance then outstanding under the Term Loans in full on the relevant Maturity Date.

     (e) The Borrowers shall repay the Mortgage Loans: (i) in the amount of $26,222.22 on February 26, 1999; and (ii) in monthly installments of $26,222.22 each on the last Business Day of each calendar month, commencing with March 31, 1999. The Borrowers shall repay the principal balance then outstanding under the Mortgage Loans in full on the relevant Maturity Date.

     (f) The Borrowers shall make an additional mandatory prepayment of the Loans (to be applied as described below) promptly, but in any event within five Business Days, following: (i) each incurrence of Other Debt by the Borrowers, in an amount equal to one-half of (A) in the case of Indebtedness (including a lease treated as Indebtedness under GAAP), the principal amount (or imputed principal amount) of such Other Debt or (B) in the case of any lease (other than a lease treated as indebtedness under GAAP), the aggregate lease payments during the initial term of such Other Debt, discounted to present value; (ii) each incurrence of additional Indebtedness under any Subordinated Debt Documents by the Borrowers, in an amount equal to (A) the principal amount of such subordinated indebtedness less (B) the issuance and other costs reasonably incurred by the Borrowers in connection therewith; and (iii) each receipt and in an amount equal to the net proceeds received by any of the Borrowers in connection with (1) any voluntary sale, lease, transfer, assignment, liquidation or other disposition of any investment or property, plant or equipment by any Borrower (whether or not Collateral) or (2) any involuntary transfer, assignment, discontinuation, liquidation, condemnation, destruction or other disposition of any Collateral or other business, asset or property of any Borrower, in each case other than any Excluded Disposition (as defined below); provided, however, that the first $500,000 in the aggregate of net proceeds received in connection with any such disposition (other than any Excluded
Disposition) within any fiscal year shall be excluded for the purpose of determining such Mandatory Prepayments. To the extent applicable and not already reflected, the Borrowers may deduct reasonable and usual costs of disposition of any asset or property (other than payments to affiliates), and taxes paid or currently payable in respect to the transaction, as well as the principal amount of any permitted Indebtedness secured by Permitted Liens on such asset or property that is repaid from the proceeds of any disposition of such asset or property. The Borrowers shall give the Banks prompt notice of any occurrence that would result or has resulted in any of the events described above involving net proceeds in excess of $500,000, which notice shall specify the material terms thereof, and upon the request of any Bank the Borrower shall give the Banks copies of all related documentation as it becomes available to the Borrowers. "Excluded Disposition" shall mean: (i) any sale of equipment in any sale/leaseback transaction permitted under Section 7.03(c) hereof; or (ii) any sale or other voluntary or involuntary disposition of any Collateral or other asset or property specified in Section 7.03(b) hereof if the conditions of that subsection are satisfied and the repair, rebuilding, replacement or acquisition contemplated by that subsection are completed within 90 days or such additional period of time in the case of involuntary dispositions as may be reasonably necessary for completion. Each such payment shall be applied to reduce the outstanding balance of the Term Loans until repaid in full, and thereafter each such payment (including the remainder after any partial application to the Term Loans) shall be applied to reduce the Revolving Credit Loans. This subsection is not intended, and shall not be deemed or construed, to authorize or permit any sale or other disposition of any Collateral, irrespective of whether any payment is made as required hereunder.

     (g) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Instrument, and without in any way limiting the applicability of the terms and provisions of this Agreement and the other Loan Instruments in respect of any collateral or any of the other Loans or other Obligations of the Borrowers, the Borrowers acknowledge and agree that: (i) any Letter of Credit Advance, if not paid on the date specified in Section 2.07(d) (as a result of which non-payment it is deemed converted into a Revolving Credit Loan), or any reimbursable amount or expense or other advance that is not described elsewhere in this Section and for which no due date or time period for payment is specified in this Agreement or any other Loan Instrument, together with interest thereon as provided in Section 2.04, shall be due (or in the case of an unreimbursed Letter of Credit Advance, overdue) and payable on demand; and (ii) the representations, warranties, covenants and other terms and provisions set forth in this Agreement and in the other Loan Instruments are not intended and shall not be deemed or construed to limit the demand nature of the Obligations of the Borrowers in respect of any Letter of Credit Advance or any reimbursable amount, expense or other advance hereunder and thereunder.

     (h) Nothing contained in this Section shall be deemed or construed to be a waiver of any term or provision of this Agreement respecting the reimbursement of any increased costs or reduced receipts of any Bank in the event of any prepayment or repayment (whether mandatory or otherwise) of any portion of any of the Fixed Rate Loans.

     (i) The Obligations then outstanding shall be due and payable in full on the relevant Maturity Date, and to the extent arising thereafter shall be due and payable on demand, in either event notwithstanding anything in this Article to the contrary.

     Section 2.06.   Commitment Fee; Restructure Fee; Administration Fee; Etc.

     (a) The Borrowers shall pay to the Banks sharing in the Revolving Credit Loans on the last Business Day of each March, June, September and December of each year during the Revolving Credit Period, and on the last day of the Revolving Credit Period, in arrears, a fee (computed on the basis of the actual number of days elapsed and a year of 360 days) respecting the availability of the Commitment (the "Commitment Fee") equal to one quarter of one percent (0.25%) per annum of the average daily unadvanced portion of the Commitment during the then most recently concluded calendar quarter or portion thereof (with the Letter of Credit Amount being considered an advance under the Commitment).

     (b) The Borrowers shall pay to the Banks a fee respecting the restructuring of the current loan facilities of the Borrowers equal to $100,000 (the "Facility Fee") payable at closing.

     (c) The Borrowers shall pay to the Administrator (solely for its benefit and not to be shared by the other Banks) (i) an annual administration fee of $15,000, payable annually in advance on each March 15, and (ii) such other administration, cash management, collateral monitoring and other fees as may be agreed upon from time to time by the Borrowers and the Administrator.

     Section 2.07.   Letters of Credit.

     (a) Upon the terms and provisions and subject to the conditions contained in this Agreement, in lieu of a cash advance under the Commitment the Administrator (the "Fronting Bank") in its discretion may issue or cause the issuance of Letters of Credit from time to time upon the request of the Borrowers up to a cumulative maximum face amount (whether or not advanced) not to exceed $3,000,000 in order to secure the debts or obligations of the Borrowers; provided that the Fronting Bank's agreement to consider the issuance of Letters of Credit shall terminate on the first to occur of the relevant Maturity Date and the expiration of the Revolving Credit Period; and provided further that the Fronting Bank shall not consider the issuance of any Letter of Credit if (to the actual knowledge of the Fronting Bank) (i) the sum of (A) the face amount of the Letter of Credit to be issued, plus (B) the Letter of Credit Amount, plus (C) the outstanding principal balance of the Revolving Credit Loans, plus (D) the outstanding principal balance of the Term Loans would exceed
(ii) the lesser of (A) the sum of (1) the Commitment, plus (2) the outstanding principal balance of the Term Loans or (B) the Borrowing Base.

     (b) The Borrowers may request that a Letter of Credit be issued pursuant to subsection (a) of this Section by giving the Fronting Bank (with a copy to the Administrator if not the Fronting Bank) a signed notice of their request, or by giving the Fronting Bank notice of their request both by telephone and telecopy of a signed notice and promptly confirming their request by delivery to the Fronting Bank of an original copy of the signed notice (with copies of such telecopy and notice to the Administrator if not the Fronting Bank). The notice requesting a Letter of Credit (i) shall be delivered to the Fronting Bank (with a copy to the Administrator if not the Fronting Bank) at least five Business Days prior to the requested Issuance Date, (ii) shall be deemed to have been delivered on the following Business Day unless actually received by the Fronting Bank prior to 11:00 A.M. (New York City time) on a Business Day, (iii) shall be irrevocable once given, and (iv) shall specify (A) the requested Issuance Date, face amount and expiration date of the desired Letter of Credit, (B) the beneficiary to whom it is to be issued (each, a "Letter of Credit Beneficiary"), and (C) the purpose for which the Letter of Credit is being requested. On or before the requested Issuance Date, the Borrowers also must complete and deliver to the Fronting Bank an application for each requested Letter of Credit in form and substance acceptable to the Fronting Bank and issuer and pay the issuer's normal application and issuance fees for each requested Letter of Credit. Each requested Letter of Credit shall be in a face amount of not less than $10,000 and shall terminate no later than the first anniversary of the Issuance Date or the scheduled expiration of the Revolving Credit Period, whichever occurs first. The issuance of each Letter of Credit is subject to compliance on the Issuance Date with the conditions precedent to obtaining an Advance under this Agreement and subject always to the sole and absolute discretion of the Fronting Bank. Each Letter of Credit will be issued on a standard form of the issuing bank then in effect. Each Letter of Credit shall be governed by and construed in accordance with: (i) the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication 500LF, as supplemented, revised and restated from time to time (the "UCP"); and (ii) to the extent the UCP is not dispositive, the Applicable Laws pertaining in the State of New York (including the Uniform Commercial Code). The requested Letter of Credit may be delivered by the Fronting Bank to the Letter of Credit Beneficiary, to the Borrowers or to such other person as the Borrowers reasonably may request. The Letters of Credit may not be transferred or assigned without (i) the prior written consent of the Fronting Bank and issuer, (ii) submission to the Fronting Bank of a notice of transfer in the form annexed to the Letter of Credit, and (iii) the payment of the issuer's normal transfer fee.

     (c) Each of the Letters of Credit may be drawn upon by presentment to the Fronting Bank, at its office at 175 Water Street, 3rd Floor, New York, New York 10038, Attention: Trade Services Standby Unit (or such other office as may be specified therein), of the original Letter of Credit, duly endorsed by the Letter of Credit Beneficiary (which presentment may be waived by the Fronting Bank with respect to Letters of Credit permitting multiple drawings), together with a sight draft payable to the Letter of Credit Beneficiary or its order and the Letter of Credit Beneficiary's certificate that it is entitled to the amount of the sight draft as a result of nonpayment of the obligations thereby secured, each substantially in the form annexed to the relevant Letter of Credit. The promissory note or other instrument evidencing the obligation thereby secured, duly endorsed to the Fronting Bank, also shall be presented with the Letter of Credit if that obligation will be paid in full as a result of the payment in accordance with the Letter of Credit. If the relevant note or other instrument will not be so paid in full, the Fronting Bank (in its sole and absolute discretion) may require that the person presenting the Letter of Credit present it to the Fronting Bank for copying and return. The Fronting Bank and/or issuer may accept any draft, certificate or other document reasonably conforming in form and substance to the requirements described in the Letter of Credit and the forms annexed thereto, and may afford the Letter of Credit Beneficiary notice of and an opportunity to correct non-conforming items capable of cure, each in the sole and absolute discretion of the Fronting Bank and/or issuer and without any notice to or assent from any Borrower. The Fronting Bank, any other issuer and their respective Representatives may in good faith (without inquiry) with respect to a particular Letter of Credit: (i) act in reliance upon any written, telegraphic, facsimile, electronic, telephonic, oral or other request, notice or communication believed to be from, by, on behalf of or authorized by any Borrower, the Beneficiary or their respective Representatives, successors or assigns, whether or not from or signed by an authorized person; (ii) accept or pay as complying with the terms of the relevant Letter of Credit any drafts or other documents that appear on their face (A) to be reasonably conforming to the required forms or (B) to be issued or signed by the Beneficiary or other proper party or their respective Representatives, successors or assigns (including, without limitation, any bankruptcy trustee or similar official); (iii) reject any presentment, draft or other document that it determines (in its sole and absolute discretion) to not conform to the requirements of the Letter of Credit or this Agreement; or (iv) act or refrain from acting in reliance upon or in accordance with the UCP, Applicable Law or customary practices in effect in the place of issuance, confirmation, presentment, negotiation or payment of the Letter of Credit.

     (d) Each amount paid by the Fronting Bank or its designee pursuant to a Letter of Credit or otherwise in respect of the obligation thereby secured (a "Letter of Credit Advance") shall be repaid by the Borrowers to the Fronting Bank on the same day payment is made by the Fronting Bank or its designee. If a Letter of Credit Advance is not so repaid (without, however, in any way consenting to such non-payment), (i) such Letter of Credit Advance shall be deemed to be an Advance of a Revolving Credit Loan (as provided in Section 9.03 hereof) and shall be repayable ON DEMAND, together with interest thereon at the rate specified in this Article for overdue payments of the Loans, pursuant to the terms and provisions of this Agreement notwithstanding any term or provision contained in any Letter of Credit application to the contrary, and (ii) the resulting default shall not be deemed or construed to have been cured until payment has been duly made. Nothing in this subsection, however, is intended to limit the ability of the Borrowers to request an Advance prior to an anticipated Letter of Credit payment date or (assuming satisfaction of the requisite conditions) to apply the proceeds thereof to the payment of a Letter of Credit Advance.

     (e) The Borrowers shall pay to the Administrator (for the benefit of all of the Banks) on each of the anniversaries of the issuance of each outstanding Letter of Credit, in advance, a fee respecting each Letter of Credit (the "Letter of Credit Fee") for the year commencing with that date equal to one and one-half percent (1.50%) per annum (computed on the basis of the actual number of days in such year and a year of 360 days) of the unadvanced face amount thereof, with such amount being determined as of the Business Day immediately preceding the quarterly payment date; provided that the Borrowers shall pay that fee on the Issuance Date, in advance, for the forthcoming year; and provided further that the minimum fee for any Letter of Credit shall be the greater of
(i) one-half percent (0.50%) of the face amount or (ii) $1,000, irrespective of any smaller face amount or shorter expiry. The Borrowers also shall pay to the Fronting Bank any and all customary fees (without duplication of the Letter of Credit Fee), commissions and/or charges of the Fronting Bank for any increase, extension, renewal, amendment or transfer of the Letter of Credit. The Borrowers also shall pay to the Fronting Bank any fees or other charges of any other issuer or any participant, correspondent, confirming bank, custodian or designee of the Fronting Bank or other issuer involved with the Letter of Credit.

     (f) In addition to the payments of principal, interest and fees as stated above, if there shall be any increase in the direct or indirect costs to any one or more of the Banks of issuing, causing the issuance of or maintaining a Letter of Credit, or any reduction in any amount received or to be received with respect to a Letter of Credit by any one or more of the Banks hereunder, due to:

      (i) the introduction of or any change in any Applicable Law or the interpretation or administration thereof, including (without limitation) the imposition, modification or application of (A) any reserve, capital adequacy, special deposit, assessment or similar requirement respecting Letters of Credit issued by, assets held by, or deposits in or for the account of any one or more of the Banks or other issuer(s) of a Letter of Credit, (B) any requirement to withhold or deduct from any amount payable to any one or more of the Banks hereunder, or payable directly or indirectly to the issuer of a Letter of Credit, any taxes, levies, imposts, duties, fees, deductions, withholdings or charges of a similar nature (other than federal, state and local income and franchise taxes imposed upon any Bank), or any interest thereon or any penalties with respect thereto, imposed, levied, collected, assessed, withheld or deducted by any governmental Authority, including subdivisions and taxing authorities thereof, or (C) any other restriction or condition affecting a Letter of Credit or this Agreement; or

      (ii) the compliance by any one of more of the Banks or other issuer(s) of a Letter of Credit with any regulation, guideline or request from any central bank or other Authority (whether or not having the force of law);

then the Borrowers from time to time, upon demand by the Administrator, shall pay to the Administrator (for the benefit of each affected Bank or other issuer) additional amounts sufficient to indemnify each such Bank or other issuer against and reimburse each such Bank or other issuer for such increased costs and reduced receipts. A certificate as to the amount of such increased costs and reduced receipts submitted to the Borrowers by the Administrator (which may be the certificate of each affected Bank or other issuer) shall be conclusive as to the existence and amount thereof absent manifest error. If the Administrator has not received payment for such amounts by the time it receives from the Borrowers the next succeeding payment or prepayment of a portion of the Obligations, whether intended by the Borrowers to be interest, principal or otherwise, the Administrator (with the consent of the Majority Banks) may apply such payment or prepayment first to the reduction of the amounts of such costs and receipts.

     (g) The Obligations shall not otherwise be deemed to have been fully paid or satisfied until all of the Letters of Credit have been paid (and the corresponding Letter of Credit Advances repaid by the Borrowers) or have been surrendered to the Fronting Bank or the Administrator for return to and cancellation by the issuer(s) thereof; provided that any Letter of Credit that has not been presented for payment shall be deemed for this purpose to have been canceled on the thirtieth day following the stated expiry date, without, however, relieving the Borrowers of any of the Obligations with respect to any such Letter of Credit that is in the process of payment.

     (h) In addition to the payment of fees and other amounts as stated above, after notice from the Administrator during the continuance of any Event of Default prior to maturity, and at all times on and after the Maturity Date, the Borrowers shall pay to the Administrator (for the benefit of all of the Banks) a fee respecting the Letters of Credit outstanding from time to time during such period(s) equal to three percent (3.00%) per annum of the outstanding face amount thereof (computed on the basis of the actual number of days elapsed and a year of 360 days), which amounts shall be payable by the Borrowers at the same times as the regular interest payments on the Loans required by Section 2.04 of this Agreement, subject, however, to the maximum rate permitted by Applicable Law as provided in Section 2.11, hereof.

     (i) Each of the payment obligations, covenants and other obligations and agreements of the Borrowers contained in this Agreement and the other Loan Instruments shall be paid and satisfied by the Borrowers strictly in accordance with their terms in each case without regard to any of the following; none of the Fronting Bank, any other issuer, the Administrator, any Bank and their respective Representatives shall have any liability or responsibility for any of the following; and each Borrower hereby expressly waives any claim or defense against or in respect of each such person with respect to any and all of the following: (i) any payment or other action or inaction under or with respect to any Letter of Credit in accordance with the terms and provisions of the relevant Letter of Credit, this Agreement or any other Loan Instrument; (ii) any payment against presentation of any required draft or other document that does not reference, or incompletely or incorrectly references, the existence, amount, date, number or other aspect of the relevant Letter of Credit; (iii) any presentment or payment under or with respect to any Letter of Credit after the expiry thereof in reliance upon or in accordance with the UCP, Applicable Law or customary practices in effect in the place of issuance, confirmation, presentment, negotiation or payment of the Letter of Credit; (iv) the form, validity, sufficiency, completeness, accuracy, genuineness or legal effect of
(A) any Letter of Credit, (B) any draft or other document required or permitted under the relevant Letter of Credit, this Agreement or any other Loan Instrument, or (C) any instrument or document transferring or assigning the Letter of Credit, any rights or benefits thereunder or any proceeds thereof (in whole or in part), or purporting to do so, even if any of them should in fact prove to be in any or all respects invalid, insufficient, ineffective, incomplete, inaccurate, fraudulent or forged; (v) the failure of any person to surrender, obtain, forward or otherwise deal with the Letter of Credit or any other document other than the surrender and obtaining of any drafts or other documents specifically required by the terms of the Letter of Credit; (vi) any failure to note the amount of any draft on the reverse of the Letter of Credit;
(vii) any and all errors, omissions, interruptions or delays in transmission or delivery of any notice, request, demand or other communication permitted or required to be given under this Agreement or any other Loan Instrument, whether by mail, cable, telegraph, telex, telecopy or otherwise, whether or not an error in processing, cipher, translation or otherwise or an error in interpretation (of technical terms or otherwise); (viii) any loss or delay in the delivery of any draft, document or proceeds; (ix) the existence, character, quality, quantity, condition, packing, value, or delivery of any goods or other property relating to any Letter of Credit, the time, place, manner or order in which shipment may have been made, the existence, form, validity, sufficiency or legal effect of any insurance covering or purporting or required to cover any such goods, or any act or omission of any insurer, shipper, warehouseman, carrier, correspondent or other person; or (x) without limiting the foregoing, any consequences arising from causes beyond the control of the Administrator, any other issuer or any other Bank or any of their respective Representatives or any act or omission of any of them not done or omitted in bad faith (each of which provision, if contained in the Letter of Credit itself, may be waived by the Fronting Bank or other issuer in its sole and absolute discretion). If the Letter of Credit provides that payment is to be made by a designated Representative of the Fronting Bank or other issuer, none of the Fronting Bank, any other issuer, the Administrator, any Bank and their respective Representatives (other than such designated Representative) shall be responsible or otherwise liable for the failure of any document specified in the Letter of Credit to come into the Fronting Bank's hands or for any delay in connection therewith, and the obligation of the Borrowers to reimburse the Fronting Bank, any other issuer, the Administrator or any other Bank for payments made or obligations incurred shall not be affected by such failure or delay in the receipt by the Fronting Bank or other issuer of any or all of such documents whether sent to the Fronting Bank or other issuer in one or multiple mailings. In any event, neither the Fronting Bank, the Administrator nor any other issuer shall be responsible for any error, neglect, suspension or insolvency of any of the Representatives of the Administrator or other issuer designated to confirm or pay with respect to any Letter of Credit. Each Borrower acknowledges and agrees that this Agreement has been entered into and all Letters of Credit have been and shall be obtained by the Borrowers for commercial purposes. Each Borrower agrees that it will not raise (as a defense or otherwise), and each Borrower hereby expressly waives, any immunity or exemption from liability, jurisdiction, forum or service that may now or hereafter be accorded to any Borrower, its Representatives or any of their respective assets and properties. The preceding agreements and waivers are not intended (and shall not be deemed or construed) to in any way qualify, condition, diminish, restrict, limit or otherwise affect any (and is in addition to each) other release, waiver, consent, waiver, exculpation, indemnification, permitted action or other similar term or provision of this Agreement or any other Loan Instrument.

     Section 2.08.   Payments and Applications.

     (a) Until such time as either (i) the Borrowers have defaulted in any payment to any Bank for more than five Business Days, (ii) a Default Declaration has been issued, or (iii) any Bank is in any continuing default under Article IX hereof, whichever occurs first, all payments of principal, interest, fees and other amounts due the Banks or the Administrator pursuant to this Agreement and the other Loan Instruments shall be made in United States Dollars in immediately available funds by 12:30 P.M. (New York City time) on the date payment is due directly to each Bank at its offices at the appropriate address set forth in the Introduction or as otherwise instructed by each Bank. During the continuance of any Event of Default prior to maturity, and at any time after the Maturity Date, the Administrator may direct the Borrowers to make all payments covered by this subsection directly to the Administrator pursuant to subsection (c), below.

     (b) The parties intend that payments of the Obligations that may be directly billed by each Bank under subsection (a) of this Section may be made through the deposit of sufficient amounts by the Borrowers into specified accounts maintained with each Bank or any designated affiliate(s), as and when such Obligations become due, and the debiting of such account by or at the direction of the relevant Bank. Accordingly, each Borrower hereby authorizes each Bank (or such affiliate) from time to time to apply or direct the application of all or any portion of the funds in any such account to the payment of principal and interest on Loans and to all other Obligations of the Borrowers hereunder at each time such payment becomes due and payable under subsection (a) above. In debiting such accounts, the Obligations shall be deemed to have been paid or repaid only to the extent of the immediately available funds actually available in and debited from that account and applied to the Obligations, notwithstanding any internal procedure of the relevant Bank (or such debiting affiliate) to the contrary.

     (c) All payments of principal, fees and amounts not directly payable under subsections (a) and (b), above (including all payments of interest, fees and other amounts no longer directly payable under such subsections) due the Banks pursuant to this Agreement and the other Loan Instruments shall be made in United States Dollars in immediately available funds by 11:00 A.M. (New York City time) on the date payment is due to the Administrator at its offices at 300 Broad Hollow Road, Melville, New York 11747, or as otherwise instructed by the Administrator. All advances and payments made pursuant to this Agreement and the other Loan Instruments may be recorded by each Bank on its books and records, and such books and records shall be conclusive as to the existence and amounts thereof.

     (d) Should any payment become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, in the case of any payment of principal, interest shall be payable thereon at the rate per annum specified in this Agreement during such extension.

     (e) Except as otherwise provided in this Agreement, so long as no Event of Default is then continuing, any funds received by any of the Banks from or on behalf of any Borrower (whether pursuant to any of the terms and provisions of this Agreement or any other Loan Instrument) shall be applied to the following items in the manner and order reasonably designated by the Borrowers to the extent permitted by Applicable Law; provided, however, that absent such designation or during the continuance of any such event, those funds (including the net proceeds from any Collateral) instead shall be applied to the following items in the following order and manner to the extent permitted by Applicable
Law:

     (i)  the payment of due and unpaid principal on the Loans;

     (ii) the payment of accrued and unpaid interest on the Loans;

     (iii)the payment to or reimbursement of the Administrator or any other Bank for any fees and expenses for which any of them is entitled to be paid or reimbursed pursuant to any of the provisions of this Agreement and the other Loan Instruments;

     (iv) the establishment or maintenance of any cash collateral required or permitted under any Loan Instrument; and

     (v) the payment in full of all other Obligations under this Agreement and the other Loan Instruments.

     Section 2.09. Taxes. Any and all payments made by the Borrowers under this Agreement or any other Loan Instrument shall be made free and clear of and without any reduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect thereto, excluding, however, such taxes as are imposed on a Bank (a) by the jurisdiction of its organization or its lending office engaged in the Loans (or any political subdivision thereof) with respect to the income or franchise of such Bank, or (b) by reason of such Bank's failure to comply with the requirements of Section 10.13(d) hereof (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter collectively referred to as the "Taxes"). In addition, the Borrowers shall pay, as and when due, any and all present or future stamp or documentary taxes or other excise or property taxes, charges or similar levies that may arise from any execution, delivery, performance, existence or registration of this Agreement or any other Loan Instrument or any payment made hereunder or thereunder (collectively, "Other Taxes"). If any Borrower shall be required by Applicable Law to deduct any Taxes or Other Taxes from or in respect of any sum payable to the Banks under this Agreement or any other Loan Instrument, (x) the sum payable shall be increased as may be necessary so that, after making all required deductions, the Banks receive an amount equal to the sum they would have received if no such deductions had been made, (y) such Borrower shall make such deductions, and (z) such Borrower shall pay the full amount deducted to the relevant taxation Authority or other Authority in accordance with Applicable Law. Within 30 days after the date of any payment of Taxes or Other Taxes by the Borrowers, the Borrowers will furnish to the Administrator the original or a certified copy of a receipt evidencing payment or other documentation reasonably satisfactory to the Administrator evidencing payment. The Borrowers will furnish to the Administrator, upon the Administrator's request from time to time, an officer's certificate stating that, to the knowledge of the signer, all Taxes and Other Taxes that are or have become due have been paid. The Borrowers shall indemnify and reimburse (on a joint and several basis) each Bank and the Administrator on demand (payable within 30 days of written demand) for the full amount of Taxes or Other Taxes paid by such Bank(s) or the Administrator (as the case may be) and any and all claims, liabilities, losses and expenses (including, without limitation, penalties, interest, and attorneys and other professional fees, disbursements and expenses) of such Bank(s) or the Administrator arising therefrom or related directly or indirectly thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

     Section 2.10. Lost or Damaged Notes. In the event of the loss, theft or destruction of a Note, the Borrowers shall execute and deliver an identical new Note to the affected Bank in substitution therefor upon the receipt by the Borrowers of (a) notice from the affected Bank confirming such event and (b) if requested by the Borrowers, an indemnity agreement from the affected Bank in such form and substance as may be acceptable to the affected Bank. In the event of the mutilation of or other damage to a Note, the Borrowers shall execute and deliver an identical new Note to the affected Bank in substitution therefor, following which the affected Bank will return the mutilated or damaged Note to the Borrowers.

     Section 2.11. Maximum Interest Rate. It is the intention of the Banks and the Borrowers that the interest (as defined under Applicable Law) on the Loans that may be charged to, collected from or received from the Borrowers shall not exceed the maximum rate permissible under Applicable Law. Accordingly, anything in this Agreement, any Note or any other Loan Instrument to the contrary notwithstanding, in the event any interest (as so defined) is charged to, collected from or received from the Borrowers by the Banks pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied to the reduction of the outstanding principal balance of the Loans and the other Obligations (without any prepayment premium or penalty), and any portion of such excess payment remaining after payment and satisfaction in full of the Obligations shall be returned by the Banks to the Borrowers.

     Section 2.12.   Obligations and Communications of the Borrowers.

     (a) All obligations, representations, warranties, covenants and other agreements of any one or more of the Borrowers under this Agreement, the Notes and the other Loan Instruments shall be joint and several liabilities of all of the Borrowers. Any knowledge held by or imputed to any Borrower shall be deemed to be within the knowledge of all of the Borrowers. Any certificate, notice, request, statement or other document or communication signed or made on behalf or in the name of any one or more of the Borrowers shall be deemed to have been signed or made by all of the Borrowers unless expressly disclaimed in a particular document or communication.

     (b) Without limiting the generality of the joint and several nature of the Obligations and the other obligations, representations, warranties, covenants and other agreements of the Borrowers under this Agreement and the other Loan Instruments, each Borrower hereby makes, constitutes and appoints Aeroflex and each of its executive officers (Treasurer or Vice President and above), and each of them with full power of substitution, as such Borrower's true and lawful attorney-in-fact with full power and authority from time to time in such Borrower's name, place and stead to (i) pay or otherwise perform any of the other Obligations, (ii) mortgage or grant security interests in any of the assets and properties of such Borrower to secure any of the Obligations, (iii) give notices and other communications under this Agreement and the other Loan Instruments, (iv) agree to waivers, supplements, modifications, amendments, restatements and replacements of and additions to this Agreement and the other Loan Instruments, (v) take or authorize any other action contemplated by this Agreement and the other Loan Instruments, and (vi) sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing. This Power of Attorney is hereby declared to be revocable only with the prior written consent of the Administrator, which will not be withheld unreasonably, with full power of substitution and coupled with an interest. This Power of Attorney shall survive the dissolution, reorganization or bankruptcy of any Borrower and shall extend to and be binding upon each Borrower's successors and assigns. This Power of Attorney may be exercised, among other ways, (i) by any one of the above-named attorneys-in-fact, or by any substitute designated by any of those attorneys-in-fact, and (ii) by signing for the Borrowers individually on any document or instrument or by listing two or more of the persons, including the Borrowers, for whom any document or instrument is being signed and signing once, with a single signature by the attorney-in-fact or substitute being effective to exercise the Powers of Attorney of all persons so listed. A facsimile signature shall be effective if so affixed. Any certificate, notice, request, statement or other document or communication signed or made by either of the above-named attorneys-in-fact shall be deemed to have been signed or made by all of the Borrowers pursuant to this Power of Attorney, irrespective of whether any reference to this power or to one or more of the other Borrowers is made therein, unless such exercise expressly disclaimed in a particular document or communication. In the event of any conflict between the exercise of this power and the one granted to the Administrator in Section 7.06 hereof, the one granted to the Administrator shall prevail.

     (c) Reference to a single specific Borrower or group of Borrowers, whether by name, officer's title, letterhead or otherwise, shall not constitute an express disclaimer of any of the foregoing.

     Section 2.13. Subrogation and Contribution. Each Borrower covenants and agrees that until the Obligations of the Borrowers under this Agreement and the other Loan Instruments have been fully paid, performed and satisfied, any and all Subordinated Rights shall be subordinate and inferior in priority and dignity to the Obligations and shall not be entitled to any payment or satisfaction (in whole or in part) until all of the Obligations have been fully paid and satisfied. Until such time (if ever) as the Obligations have been fully paid and satisfied: (x) the Borrowers shall not seek any payment or exercise or enforce any right, power, privilege, remedy or interest that any Borrower may have with respect to any Subordinated Right except with the prior written consent Administrator (with the consent of the Requisite Banks, as and if required) and for the benefit of all of the Banks; and (y) any payment, asset or property delivered to or for the benefit of any Borrower in respect of any

Subordinated Right shall be accepted in trust for the benefit of all of the Banks and shall be promptly paid or delivered to the Administrator (for the benefit of all of the Banks) to be credited and applied to the payment and satisfaction of the Obligations, whether contingent, matured or unmatured, or to be held by the Administrator (for the benefit of all of the Banks) as additional collateral, as the Administrator (with the consent of the Requisite Banks, as and if required) may elect in its sole and absolute discretion. Each Borrower acknowledges that pursuant to Section 7.01 of this Agreement it has assigned and granted to the Administrator (for the benefit of all of the Banks) a continuing security interest in and to all Subordinated Rights.

     Section 2.14. Waiver of Impairment of Contribution and Other Rights. Each Borrower acknowledges and agrees that: (a) the amounts (if any) that potentially could be realized by such Borrower, as well as the enforceability, practicality or value of any right, power, privilege, remedy or interest of such Borrower, under or in respect of any Subordinated Right may be substantially reduced or limited or completely eliminated by any one or more of the following (either individually or in the aggregate): (i) the delay inherent in the subordination of those rights under this Agreement, (ii) payments by any other Borrower or others to the Administrator, any Bank or any other person, (iii) any foreclosure, sale, lease or other disposition or realization respecting any collateral, (iv) any action or inaction by the Administrator, any Bank or any other person authorized or waived by or on behalf of such Borrower, whether under this Agreement or otherwise, or contemplated, permitted or provided for under this Agreement, any other Loan Instrument or Applicable Law, (v) the exercise or enforcement by the Administrator or any other Bank of any one or more of its rights, powers privileges, remedies and interests of the Administrator or any other Bank under any Loan Instrument or Applicable Law, or
(vi) any adverse change (however material) in the assets, business, operations, properties, or condition (financial or otherwise) of any other Borrower or any other person arising out of or related directly or indirectly to any of the foregoing; (b) neither the Administrator nor any Bank is acting as an agent, trustee or other representative (regarding collateral or otherwise) with respect to any Subordinated Right; (c) the Administrator or any other Bank may exercise or enforce any of its rights, powers, privileges, remedies or interests under the Loan Instruments and Applicable Law without any consideration of or regard to any Subordinated Right or any direct or indirect adverse effect thereupon (however material); (d) such Borrower shall not be entitled to any payment or other asset or property (or any part thereof) delivered to or otherwise realized by the Administrator or any other Bank on account of any other Obligations or to any accounting thereof; (e) none of the foregoing (whether individually or in the aggregate) shall (i) release, limit or otherwise affect the liability of such Borrower to the Administrator or any other Bank under this Agreement or any other Loan Instrument, or (ii) give rise to any action, claim, counterclaim, right of setoff or recoupment, defense, or other remedy on the part of such Borrower, irrespective of frequency, direct or indirect effect, materiality or direct or indirect consequences; and (f) such Borrower shall not raise any, and hereby expressly waives and releases each and every, such action, claim, counterclaim, right of setoff, or recoupment, defense, or other remedy.

     Section 2.15. Guaranty of Payment and Expenses. Each Borrower hereby absolutely, unconditionally and irrevocably guaranties to the Banks the full and punctual payment and satisfaction of the Obligations of each and every other
Borrower as and when due, whether at stated maturity, by acceleration or otherwise, and agree to pay and satisfy in full any and all expenses that may be paid or incurred by the Administrator or any other Bank in the collection of all or any portion of the Obligations of any Borrower or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of the Administrator and the Banks under this Agreement and the other Loan Instruments, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Obligations (collectively, the "Guaranty").

     Section 2.16. Continuing Guaranty, Payment in Accordance with Terms, Etc. Each Borrower covenants and agrees that: (a) the Guaranty is a continuing guaranty of payment and satisfaction, and not collectibility only, whether the Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under the terms and provisions of the Loan Instruments monies may be advanced, repaid and readvanced and the outstanding balance of the Loans may be zero; (b) the Guaranty may not be revoked or terminated until such time as all of the Obligations shall have been fully paid and satisfied; (c) the Obligations shall not be deemed to have been otherwise fully paid and satisfied so long as any Loan Instrument shall have any continuing force or effect; and (d) the Borrowers' guaranty of those Obligations will be paid and satisfied in full in accordance with the terms and provisions of the Loan Instruments without regard to any Applicable Law now or hereafter in effect in any jurisdiction, including (without limitation) any Applicable Law that might in any manner affect any of those terms and provisions or any of the rights, powers, privileges, remedies and interests of the Administrator or any other Bank with respect thereto, or that might cause or permit to be invoked any alteration in the time, amount or manner of payment of any of the Obligations by any Borrower or any other person (other than any Bank).

     Section 2.17. Waivers of Notice, Etc. Except for notices expressly required under this Agreement or any other Loan Instrument to the Borrowers, each Borrower hereby expressly waives: (a) notice of acceptance of this Agreement;
(b) notice of any action taken or omitted in reliance  hereon;  (c) presentment;
(d) demand for payment; (e) protest or notice of protest; (f) notice of any nonpayment or other Event of Default or the occurrence or continuance of any other default, or any other event that (with the giving of notice or the passage of time or both) could constitute an Event of Default or a default, under any Loan Instrument; (g) notice of any material and adverse effect, whether individually or in the aggregate, upon the assets, business, operations, properties or condition (financial or otherwise) of any Borrower or any other person, or upon any part of any collateral securing the obligations of any Borrower or any other person; (h) any statute of limitations or similar time constraint under any Applicable Law, whether with respect to the Obligations; or
(i) any other proof, notice or demand of any kind whatsoever with respect to any or all of the Obligations or promptness in making any claim or demand under this Agreement or any other Loan Instrument. No act or omission of any kind in connection with any of the foregoing shall in any way impair or otherwise affect the legality, validity, binding effect or enforceability of any term or provision of this Agreement or any other Loan Instrument or any of the Borrowers' Obligations under the Guaranty.

     Section 2.18. Agreement Not Affected. Without limiting the generality of the foregoing Sections or any other term or provision of this Agreement, each Borrower (in its capacity as a guarantor under the Guaranty) covenants, agrees and consents that, at any time, and from time to time: (a) the Loans may be advanced, repaid and readvanced from time to time, or the amount of the Loans, the rate of interest thereon, any other Obligation or the credit availability may be increased or otherwise changed; (b) the time, manner, place and other terms and provisions of payment or performance of any one or more of the Obligations may be extended, modified, amended, restated or otherwise changed;
(c) any partial or late payment or any payment during the continuance of any default under any Loan Instrument may be accepted in whole or in part or rejected; (d) any collateral securing or intending to secure anyone's obligations under any Loan Instrument may be surrendered, repossessed, sequestered, judicially or nonjudicially foreclosed, conveyed or assigned (by deed in lieu of foreclosure or otherwise), sold, leased or otherwise realized upon, dealt with or disposed of, in whole or in part, whether to the Administrator or any other Bank, its designee or otherwise; (e) any mortgage or other security interest in any such collateral may be held without due recordation or other perfection (whether intentionally or otherwise), may be recorded or otherwise perfected, or may be assigned, released, subordinated or otherwise impaired, dealt with or disposed of in whole or in part; (f) any one or more payments, distributions and proceeds received from or in respect of such Borrower, any other Borrower or any other person or any collateral, if not expressly designated for or otherwise restricted to a particular obligation, may be applied in the discretion of the Administrator or any other Bank to the Obligations or to other Indebtedness or obligations (including interest) of such Borrower, any other Borrower or any such other person owed to the Administrator or any other Bank or any of its affiliates; (g) the liability of such Borrower, any other Borrower or any other person to pay any and all of the Obligations may be settled, compromised, adjusted, forgiven, released or affected by any other accommodation, in whole or in part, and payment of any and all of the Obligations of any Borrower may be subordinated to the prior payment of any other debts or claims of that or any other person; (h) the respective rights of setoff of the Administrator, any Bank and their respective Representatives may be exercised as provided under this Agreement, any other Loan Instrument or Applicable Law against any of the deposits, assets, properties and Indebtedness subject thereto, without any demand on or notice to any Borrower, without regard to the frequency of exercise thereof, and whether or not the relevant obligations shall then be matured; (i) any representation, warranty, covenant or other term or provision of any Loan Instrument, in whole or in part, may be the subject of one or more waivers of applicability or consents to nonperformance, noncompliance or nonobservance, whether or not constituting defaults, or may be otherwise not exercised or enforced (whether intentionally or otherwise); (j) any Loan Instrument, or any term or provision thereof, in whole or in part, may be renewed, extended, supplemented, renewed, extended, modified, amended, restated or otherwise changed in any respect by the respective parties thereto in the manner provided therein; (k) any one or more of this Agreement and the other Loan Instruments, or any one or more of the rights, powers, privileges, remedies and interests of the Administrator or any other Bank herein or therein, may be sold, conveyed, assigned or otherwise transferred in whole or part (including participations or other undivided interests) to any other person; or
(l) any other right, power, privilege, remedy or interest of the Administrator or any other Bank under this Agreement, any other Loan Instrument or Applicable Law may be exercised or enforced by the Administrator or any other Bank or its designee, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or any such right, power, privilege, remedy or interest may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise); all in such manner and order, upon such terms and provisions and subject to such conditions as the Administrator or any other Bank may deem necessary or desirable in its sole and absolute discretion, all without notice to or further assent from such Borrower, and all without affecting this Agreement or any other Loan Instrument or any of such Borrower's Obligations under the Guaranty, which obligations shall continue in full force and effect until such time as all of the Obligations shall have been fully paid and satisfied.

     Section 2.19. Bankruptcy; Reinstatement. In the event the Administrator or any other Bank is not permitted or is otherwise unable (because of the pendency of any bankruptcy, insolvency, receivership or other proceeding) to accelerate the Obligations, but otherwise would have been permitted to do so at such time pursuant to any Loan Instrument, the Administrator or such Bank may demand payment in full under the Guaranty and may exercise and enforce the other rights, powers, privileges, remedies and interests of the Administrator or any other Bank under this Agreement or any other Loan Instrument to which the guarantying Borrower is a party as if the Obligations had been duly accelerated, and each guarantying Borrower will not raise, and each hereby expressly waives and releases, any claim or defense with respect to such deemed acceleration. In the event any payment of or any application of any amount, asset or property to any of the Obligations, or any part thereof, at any time is rescinded or must otherwise be restored or returned by the Administrator or any other Bank upon the insolvency, bankruptcy or reorganization of any Borrower or any other person, whether by order of any court, by any settlement approved by any court, or otherwise, then the terms and provisions of this Guaranty shall continue to apply, or shall be reinstated if not then in effect, as the case may be, with respect to the Obligations so rescinded, restored or returned, all as though such payment or application had never been made.

     Section 2.20. Transitional Matters. On the Effective Date: this Agreement shall have amended, restated and completely replaced the Existing Loan Agreement and the Notes shall have amended, restated and completely replaced the Existing Notes (as more fully described in Sections 2.01, 2.02 and 2.03 hereof); but no such action shall be deemed a repayment, satisfaction, cancellation or novation of the Existing Obligations, which shall continue and constitute Obligations of the Borrowers under and subject to the terms and provisions of this Agreement and the other Loan Instruments. The Loan Instruments are intended, and shall be deemed and construed, to be a continuation (without interruption or recommencement) of the various terms and provisions of the Existing Loan Instruments and the obligations arising or accruing thereunder prior to the Effective Date, subject to any modifications made by the Loan Instruments. For example (and without limitation): (a) all principal interest, fees, reimbursements and other amounts heretofore owed or accruing under the Existing Loan Instruments will continue to be owed, to accrue and to be payable under the Loan Instruments, subject to any modifications made by the Loan Instruments; (b) the Borrowers shall deliver all financial statements and reports required under the Existing Loan Instruments respecting periods ending on or before the Effective Date, and not yet delivered, which shall be deemed to be statements and reports delivered pursuant to this Agreement; (c) any term or provision of any Loan Instrument relating to the 1999 calendar year or the fiscal year ending June 30, 1999, shall include all of the year or fiscal year (even though portions may predate the Effective Date); and (d) any misrepresentation or default by the Borrowers under the Existing Loan Instruments continuing as of the Effective Date shall continue and constitute a corresponding continuing misrepresentation or default by the Borrowers under the Loan Instruments, with any time periods for notice, grace or the like under the Loan Instruments having commenced to run at their inception under the Existing Loan Instruments, subject to any modifications made by the Loan Instruments.


                                   ARTICLE III

                         Representations and Warranties
                         ------------------------------
     To induce the Banks to enter into this Agreement and the other Loan Instruments to which each is a party and to make and continue the Loans to the Borrowers, the Borrowers jointly and severally represent and warrant to the Banks that:

     Section 3.01. Organization, Powers, Etc. Each Borrower: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) has the power and authority to carry on its business as now conducted and to own or hold under lease the assets and properties it purports to own or hold under lease; (c) is duly qualified, licensed or registered to transact its business and in good standing in every jurisdiction in which failure to be so qualified, licensed or registered has had or would be reasonably likely to have a Material Adverse Effect, and Schedule

3.01(c) hereto contains a complete and accurate list of all jurisdictions in which such Borrower is so qualified, licensed or registered; (d) has the power and authority to execute and deliver this Agreement and each of the other Loan Instruments to which it is or will be a party and to perform all of its obligations hereunder and thereunder; (e) conducts its business exclusively under the name set forth in the Introduction; and (f) has its executive office and principal place of business at the address(es) set forth in the Introduction.

     Section 3.02. Authorization, Conflicts and Validity. The execution and delivery by each Borrower of this Agreement and each of the other Loan Instruments to which it is or will be a party and the performance by each Borrower of all of its obligations hereunder and thereunder: (a) have been duly authorized by all requisite corporate action; (b) will not violate or be in conflict with any term or provision of (i) any Applicable Law (including, without limitation, any applicable usury or similar law), (ii) any judgment, order, writ, injunction, decree or consent of any court or other judicial Authority, or (iii) any Corporate Document; (c) will not violate, be in conflict with, result in a breach of or constitute a default (with or without the giving of notice or the passage of time or both) under any term or provision of any Material Document; and (d) except as specifically contemplated by this Agreement or any other Loan Instrument, will not result in the creation or imposition of any Lien of any nature upon any of its assets and properties. This Agreement and each Note are, and the other Loan Instruments to which any Borrower is or will be a party (when executed and delivered) will be, legal, valid and binding obligations of each signing Borrower, enforceable in accordance with their respective terms and provisions, except as enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization and other laws affecting the rights or remedies of creditors generally and (2) rules of equity affecting the enforcement of obligations generally (whether at law or in equity).

     Section 3.03. Consents, Etc. No consent, approval or authorization of, or registration, declaration or filing with, any governmental Authority or other person (including, without limitation, the shareholders of any Borrower) is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by any Borrower of this Agreement or any other Loan Instrument to which any Borrower is or will be a party or the legality, validity, binding effect or enforceability of any of their respective representations, warranties, covenants and other terms and provisions, except (i) as listed on Schedule 3.03 hereto, (ii) the recording of the Plainview Mortgage, (iii) the filing of the Uniform Commercial Code financing statements executed and delivered by each Borrower in connection herewith with the authorities listed in the Checklist of Closing Documents (as referred to in Section 4.04(d) hereof), and (iv) the compliance under any applicable assignment of claims statute with respect to any Contract made directly with any governmental Authority. Each franchise, license, certificate, authorization, approval or consent from any governmental Authority material to the present conduct of the business or operations of each Borrower or any of its subsidiaries, or required for the acquisition, ownership, improvement, operation or maintenance by any Borrower of any material portion of the assets and properties it now owns, operates or maintains, has been obtained and validly granted, is in full force and effect and constitutes valid and sufficient authorization therefor.

     Section 3.04. Litigation. Except as set forth in Schedule 3.04 hereto, there are no actions, suits, investigations or proceedings (whether or not purportedly on behalf of any one or more of the Borrowers) pending or, to the best knowledge of the Borrowers, threatened or contemplated at law, in equity, in arbitration or by or before any other Authority involving or affecting: (a) any Borrower that, if adversely determined, would be reasonably likely to have a Material Adverse Effect; (b) any alleged criminal act or activity (other than a misdemeanor) on the part of any Borrower or any of its representatives; (c) any Material Document (other than Collateral); (d) any Environmental Claim; (e) any Corporate Document; (f) the Obligations; (g) any part of the Collateral or any material part of the other assets or properties of any Borrower (if any); or (h) any of the transactions contemplated in this Agreement and the other Loan Instruments; nor, to the best knowledge of the Borrowers, is there any basis for the institution of any such action, suit, investigation or proceeding. None of the Borrowers is in default with respect to any judgment, order, writ, injunction, decree or consent of any court or other judicial Authority, which default has had or would be reasonably likely to have a Material Adverse Effect.

     Section 3.05.   Financial Statements.

     (a) The Borrowers heretofore have provided to the Banks the consolidated balance sheet of the Borrowers as at June 30, 1998, and the related consolidated statements of earnings, shareholders' equity, and cash flow for the fiscal year ended on that date, audited and reported upon by KPMG Peat Marwick LLP, independent certified public accountants. Those financial statements and reports and the related notes and schedules, as well as those related to later periods (whenever delivered), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) are complete, accurate and a fair presentation of the financial condition of the Borrowers as of the date thereof and the results of their operations for the period covered thereby (subject in the case of interim statements to normal year-end audit adjustments). Since June 30, 1998, no event or events have occurred that individually or in the aggregate has had or would be reasonably likely to have a Material Adverse Effect.

     (b) All of the computer and other hardware and software (including, without limitation, embedded chips, circuits and programs) owned or used by any Borrower and (to the knowledge of each Borrower after due inquiry) by any other person in
(i) interfacing with any hardware or software of any Borrower or (ii) utilizing computer and other hardware and software in the provision of any material accounting, portfolio, payroll or other services to or on behalf of any Borrower, in each case (A) are Year 2000 Compatible, or (B) will be Year 2000 Compatible by no later than June 30, 1999, in each case except to the extent that the failure to be or timely become Year 2000 Compatible (individually or together with all similar events) has not had and would not be reasonably likely to have a Material Adverse Effect. Any and all expenditures in endeavoring to make any such hardware or software Year 2000 Compatible (including, without limitation, those for replacements, upgrades, reprogramming or testing) made by or charged to, or reasonably likely to be made by or chargeable to, the Borrowers after the date of the applicable financial statements referenced above in clause (a) of this Section 3.05: (i) are not and will not be reasonably likely to be material in the aggregate; and (ii) have not resulted and will not result in any Event of Default.

     Section 3.06.   Absence of Defaults and Certain Agreements.

     (a) Except as set forth in Schedule 3.06 hereto, no act or event has occurred and is continuing that violates, is in conflict with, results in a breach of or constitutes a default (with or without the giving of notice or the passage of time or both) under any term or provision of (a) this Agreement or any other Loan Instrument, (b) any Material Contract in any material respect for more than 30 days, or any applicable grace period thereunder, whichever is less,
(c) any other  Material  Document,  or (d) any Corporate  Document.  None of the
Borrowers is a party to any instrument, indenture, agreement, document, arrangement or other obligation, or subject to any charter or other restriction, that has had or would be reasonably likely to have a Material Adverse Effect.

     (b) The Borrowers heretofore have provided to the Banks true, complete and correct copies of each Subordinated Debt Document, Equipment Finance Document, Purchase Document and Pearl River Financing Document.

     Section 3.07. Compliance with Applicable Laws. Except as otherwise set forth in Schedule 3.07 hereto, each Borrower is in compliance with and conforms to all Applicable Laws, other than to the extent that the noncompliance therewith or violation thereof has not had and could not have a Material Adverse Effect.

     Section 3.08.   Payment of Debts and Taxes.

     (a) Each Borrower: (i) has filed all required tax returns with the appropriate taxing authorities respecting its operations, assets and properties; and (ii) has paid or caused to be paid all taxes shown on those returns to the extent due; except in either case to the extent that (A) extensions of time to make such filing have been duly granted by the appropriate taxing authorities and those extensions have not expired, or (B) payment is not yet required pursuant to Section 5.06 hereof.

     (b) Each Borrower is current in its payment of debts and performance of obligations (other than taxes) except to the extent payment or performance is not yet required pursuant to Section 5.06 hereof.

     Section 3.09.   Indebtedness, Credit Support, ERISA Plans, Etc.

     (a) Schedule 3.09(a) hereto (as and if updated pursuant to Section 5.02 hereof) contains a complete and accurate list of all direct and indirect Indebtedness of each Borrower (whether individual, joint, several or otherwise), including commitments, lines of credit and other credit availabilities, identifying with respect to each the respective parties, amounts and maturities, excluding, however, (i) the Loans, (ii) all Credit Support, and (iii) all intercompany Indebtedness among the Borrowers.

     (b) Schedule 3.09(b) hereto (as and if updated pursuant to Section 5.02 hereof) contains a complete and accurate list of all Credit Support of each Borrower (whether individual, joint, several or otherwise), identifying with respect to each the respective parties to such Credit Support and the respective parties, amounts and maturities of the underlying obligations, excluding, however, (i) negotiable instruments endorsed for collection or deposit in the ordinary course of business, (ii) all intercompany Indebtedness among the Borrowers and (iii) Credit Support pursuant to the Guaranty.

     (c) Schedule 3.09(c) hereto contains a complete and accurate list of all "employee pension benefit plans" (as defined in ERISA) established, funded or maintained by any Borrower or any ERISA Affiliate or to which any Borrower or any ERISA Affiliate is required to contribute (as each may be supplemented, modified, amended, restated or replaced from time to time pursuant to ERISA or the Code, as applicable, a "Plan", and collectively, the "Plans"). Except as set forth in that schedule: (i) each Plan is in full force and effect and has been (or is expected to be) determined to be duly qualified under ERISA and the Code, as applicable; (ii) no ERISA Event is currently continuing, and none has occurred within the past five years, in any material respect; (iii) each material report, statement or other document has been timely prepared and delivered in accordance with, and conforms in form and substance to the requirements of, ERISA and the Code; (iv) each Plan complies with ERISA, the Code and all other Applicable Laws in all other material respects; (v) the present value of all accrued benefits under each Plan subject to Title IV of ERISA does not, and did not as of the last annual valuation date, exceed the value of the assets of such Plan allocable to such accrued benefits (which benefit value shall be determined either on an ongoing basis, using the Plan's reasonable actuarial assumptions, or on a termination basis, using the assumptions employed by the Pension Benefit Guaranty Corporation in connection with plan terminations, as applicable); (vi) there are no actions, suits, investigations or proceedings (whether or not purportedly on behalf of any fiduciary, sponsor, participant or beneficiary) pending, or to the best knowledge of the Borrowers, threatened or contemplated at law, in equity, in arbitration or by or before any Authority involving or affecting any Plan or any assets and properties of a Plan that, if adversely determined, would be reasonably likely to have an ERISA Effect; (vii) to the best knowledge of the Borrowers, there are no facts or circumstances that might give rise to any material liability of or material claim against any Borrower, any of its subsidiaries or the Collateral under Title IV of ERISA; and (viii) none of the Plans is, and no Borrower or ERISA Affiliate in the past established, funded, maintained, contributed or was required to contribute to, any "multiemployer plan" (as defined in ERISA); provided, however, that the provisions of this sentence shall be to the best knowledge of the Borrowers with respect to any multiemployer plan administered by a person other than any Borrower or any ERISA Affiliate. The present value of all accrued post-retirement benefits under each "employee welfare benefit plan" (as defined in ERISA) to which one or more of the Borrowers and their ERISA Affiliates is required to contribute does not in the aggregate exceed the assets of such plan allocable to such benefits by more than $50,000 (determined using the actuarial and other assumptions required under FAS106).

     (d) After giving effect to the direct and indirect Indebtedness and other liabilities and obligations of each Borrower and its subsidiaries arising under this Agreement and the other Loan Instruments, whether absolute or contingent, each Borrower: (i) is solvent (i.e., the aggregate fair value of its assets exceeds the sum of its liabilities); (ii) has adequate working capital; and
(iii) is able to pay its debts as they mature. No Borrower is currently considering or planning, and has ever considered or planned, to take any of the actions specified in Section 8.01(h) hereof, and to the knowledge of each Borrower no other person is currently considering or planning, or has ever considered or planned, to take any of the actions specified in Section 8.01(i) hereof

     Section 3.10.   Assets and Collateral.

     (a) The Borrowers are the holders and severally are the legal and beneficial owners of, and have good title to: (i) the Collateral; and (ii) all of the other assets and properties of the Borrowers (A) reflected on the most recent report or financial statement furnished to the Banks or (B) subsequently acquired, excluding, however, such assets and properties as may have been sold or otherwise disposed of (1) in the ordinary course of business prior to the date of this Agreement or (2) as permitted by this Agreement after the date hereof. Each Borrower has full corporate power and authority and the unconditional right to grant to the Administrator (for the benefit of all of the

Banks) the mortgages and other security interests respecting the Collateral contemplated in this Agreement, the Plainview Mortgage and the other Loan
Instruments. The Administrator (for the benefit of all of the Banks) has received legal, valid, binding and enforceable security interests in and to the Collateral pursuant to this Agreement, the Plainview Mortgage and the other Loan Instruments, which security interests shall be perfected upon the recording of the Plainview Mortgage, the delivery of the certificated Pledged Securities and the filing of the Uniform Commercial Code financing statements listed in the Checklist of Closing Documents. No part of the Collateral and such other assets and properties is subject to any Lien or any adverse claim (other than any claim of any party to a Contract made thereunder) of any kind whatsoever, except (x) those in favor of the Administrator (for the benefit of all of the Banks) under the Loan Instruments, (y) those permitted by Section 6.04 hereof (if any), and
(z) those described in Schedule 3.10(a) annexed hereto.

     (b) There are no claims (other than any claim of any party to a Contract made thereunder)
of third parties that would prevent any assignee or purchaser of all or any portion of the Collateral from receiving any payments, distributions and proceeds with respect thereto, if any, without any defense, counterclaim,
setoff,  right  of  recoupment,   abatement  or  other  claim  or  determination
whatsoever.

     (c) All of the Collateral and the other material assets and properties of each Borrower (if any) have been and currently are operated, maintained and insured as respectively required by Sections 5.05, 5.07(a) and 5.07(b) hereof. Each Borrower and each of its subsidiaries currently is, and since the Effective Date has been, insured as required by Section 5.07(b) hereof, and for at least the five-year period ending with the Effective Date or, with respect to any subsidiary or Collateral owned by any Borrower for less than five years, since the date of ownership of such subsidiary or Collateral, was insured in a comparable manner. No fact, circumstance or other event currently exists or has occurred that (i) has violated or could violate any term or provision of any insurance policy in any material respect, (ii) has been or could be reasonably likely to permit any insurer to cancel or refuse to renew (upon similar terms) any such insurance policy, or (iii) has been or could be reasonable likely to prevent any Borrower from obtaining a similar insurance policy on similar terms.

     (d) The Borrowers have full possession and control of the Collateral and their other assets and properties (if any), and all of the Collateral and their other assets and properties (if any) are located (or in the case of accounts and general intangibles are deemed to be located) at the addresses of the Borrowers set forth in the Introduction, except (i) that certain items may be physically located at the other locations listed in Schedule 3.10(d) hereto, which schedule contains a complete and accurate description of each other location and the items located there, (ii) samples in reasonable quantities (or physically held by salesmen and other sales representatives, (iii) for items physically held by the Administrator or its designee, and (iv) for items physically held for the benefit and at the direction of the Borrowers by the persons identified in that schedule.

     (e) Each Account Receivable of each Borrower arose in the ordinary course of business in a bona fide arm's-length transaction, has been reflected on its books and records in accordance with GAAP consistently applied, and is represented by a written invoice or other written document that: (i) was duly executed and delivered and to the best knowledge of the Borrowers contains no forgeries or unauthorized signatures; (ii) is legal, valid, binding and enforceable against the customer in accordance with its terms and provisions, except as enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization and other laws affecting the rights or remedies of creditors generally and (B) rules of equity affecting the enforcement of obligations generally (whether at law or in equity); (iii) does not violate or conflict with any provision of Applicable Law; (iv) has not been amended or modified in any material respect; (v) except as set forth in Schedule 3.10(e) hereto, fully reflects all agreements and understandings with the customer with respect thereto; (vi) is assignable, and has been duly assigned to the Administrator (for the benefit of all of the Banks) pursuant to Section 7.01 hereof, in accordance with the terms and provisions hereof and thereof; and
(viii) is maintained at the office(s) of the relevant Borrower (or at such other office as may have been specified in a notice to the Administrator) in a file and location that would be readily identifiable by anyone examining the Accounts Receivable of the Borrowers. The reserves for uncollectible accounts established by the Borrowers are adequate in the judgment of the Borrowers to fully cover current and future uncollectible Accounts Receivable.

     (f) Schedule 3.10(f) hereto contains a complete and accurate list of all Pledged Securities currently owned of record and/or beneficially by the Borrowers (whether individually, jointly or otherwise), identifying with respect to each the owner(s), issuer, type, amount(s) and certificate or other identifying number(s), or account number(s) and name(s) and address(s) of the relevant office(s) if held by a clearing corporation, custodian or other financial intermediary. All of the capital stock issued by each Borrower (other than Aeroflex) and Europtest is listed on that schedule, and those Borrowers and Europtest constitute all of the direct and indirect subsidiaries of Aeroflex. There are no other outstanding securities issued by any Borrower (other than Aeroflex) or any outstanding warrants, options or other rights to acquire any securities issued by any Borrower (other than Aeroflex) or Europtest, whether from the issuer or anyone else. Each Pledged Security is owned beneficially and of record by the Borrower indicated on that schedule, is assignable, and has been duly assigned and transferred as collateral to the Administrator (for the benefit of all of the Banks). Each of the Pledged Securities was duly authorized and validly issued, is fully paid and non-assessable and was acquired from the issuer in a transaction in compliance with and exempt from registration under the Securities Act and other Applicable Laws. None of the Pledged Securities:
(i) is subject to any warrant, option, put, call or other right to acquire, redeem, sell, transfer or encumber it (other than such call and redemption rights as may be intrinsic to such securities where issued by a person not affiliated with the Borrowers); (ii) is governed by or otherwise subject to any shareholders agreement, voting trust or similar agreement or arrangement (other than such call and redemption rights as may be intrinsic to such securities where issued by a person not affiliated with the Borrowers); and (iii) is limited or otherwise restricted in any way respecting assignability, transferability or any voting, dividend, distribution or other ownership right (whether or not reflected on the face of the certificate, in any Organizational Document, in any instruction or other communication to or agreement or arrangement with any transfer agent, clearing corporation, custodial bank or other financial intermediary, or otherwise). Each of the Pledged Securities is not and will not be subject to any preemptive or similar right or restriction. The Borrowers have delivered (1) stock certificates to the Administrator (for the benefit of all of the Banks) representing all of the Pledged Securities (other than those issued by Comstron, MICSARL or Europtest), together with stock powers duly endorsed in blank representing those certificates and (2) with respect to the Pledged Securities issued by each of Comstron, MICSARL and Europtest, documentation satisfactory to the Administrator evidencing the registration on the books of each such issuer and any required Authority of the pledge by the Borrowers to the Administrator (for the benefit of all of the Banks) of the Pledged Securities issued by such issuer.

     (g) The Borrowers have delivered to the Banks a Material Contract Schedule dated as of December 31, 1998. That Schedule, and each other Material Contract Schedule (whenever delivered), (i) contains a complete and accurate list of each Material Contract as of the date of such Schedule, (ii) with respect to each such Contract accurately states the purchaser, the date of the Contract and the Contract amount, and (iii) with respect to each Material Contract accurately states the gross profit margin, all amounts paid to date, the delivery date(s), the approximate percentage of work completed to date, and the estimated cost to complete. Each Contract, each other note, stock certificate or other instrument included in the Collateral, and each other material Account Receivable, agreement, document or intangible included in the Collateral: (i) was duly executed and delivered in a written instrument or document and to the best knowledge of the Borrowers contains no forgeries or unauthorized signatures;
(ii) is legal, valid, binding and enforceable against the signer in accordance with its terms and provisions, except as enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization and other laws affecting the rights or remedies of creditors generally and (B) rules of equity affecting the enforcement of obligations generally (whether at law or in equity); (iii) does not violate or conflict with any provision of Applicable Law in any material respect; (iv) except as set forth in Schedule 3.10(g) hereto, fully reflects all amendments and material agreements and understandings with the signer with respect thereto; (v) is assignable, and has been duly assigned to the Administrator (for the benefit of all of the Banks) pursuant to Section 7.01 hereof, in accordance with the terms and provisions hereof and thereof; and (vi) is maintained at the relevant office of the relevant Borrower (or at such other office as may have been specified in a notice to the Banks) in a file and location that would be readily identifiable by anyone examining the books and records of the Borrowers, except (A) that certain items may be physically located at the other locations listed in Schedule 3.10(d) hereto, which schedule contains a complete and accurate description of each other location and the items located there, and (B) for items physically held by the Administrator or its designee (for the benefit of all of the Banks).

     (h) The machinery, equipment and other fixed assets owned or leased by each Borrower are in good working order and condition (ordinary wear and tear and retirement excepted), all of the machinery, equipment and other fixed assets owned or leased by each Borrower are used or usable in the current conduct of its business, and each Borrower has all of the machinery, equipment and other fixed assets necessary for the current conduct of its business.

     (i) Except as set forth in Schedule 3.10(i) hereto, to the best knowledge of the Borrowers, the procurement, storage, containment, presence, manufacture, distribution, removal and disposition of all Inventory and Environmental Substances by or on behalf of the Borrowers and the use and operation of all assets and properties owned, leased or used by or on behalf of the Borrowers (including, without limitation, machinery, equipment, real estate and improvements), as now or previously existing (whenever created), as conducted by or for any Borrower, or as contemplated, are in full compliance with and conform to all Environmental Laws and other Applicable Laws in all material respects. Without limiting the generality of the foregoing, except as set forth in
Schedule 3.10(i) hereto: (i) all permits, licenses, authorizations, consents or approvals of authorities necessary for such activities have been obtained and they are in full force and effect; (ii) no part of those activities, the

Collateral or the other assets or properties of any Borrower is in violation of any Environmental Law or other Applicable Law in any material respect; and (iii) no notice has been served upon any Borrower (other than a notice subsequently withdrawn or with regard to a violation subsequently cured) from any governmental Authority or other person claiming, nor does there currently exist, any violation of any Environmental Law or other Applicable Law in any material respect in connection with any of those activities, the Collateral or the other assets or properties of any Borrower.

     (j) Schedule 3.10(j) contains a complete and accurate list of all patents, trademarks and tradenames licensed to or owned or otherwise used by any Borrower, which indicates for each Borrower the relevant jurisdiction and the extent of such Borrower's interest in each such patent, trademark or tradename. Except as set forth in Schedule 3.10(j) hereto, each patent, trademark and tradename owned by or licensed to any Borrower: (i) is subsisting and has not been determined to be invalid or unenforceable by any Authority; (ii) to the best knowledge of the Borrowers is valid, binding and enforceable; (iii) is not and has not been the subject of any claim of infringement or other material adverse claim; (iv) has been maintained and used in accordance with all Applicable Laws; and (v) is licensable, and has been duly licensed, to the Administrator (for the benefit of all of the Banks) in accordance with the terms and provisions of this Agreement and the other Loan Instruments. Each Borrower has all of the patents, trademarks, tradenames and other intellectual property rights necessary for the current conduct of its business.

     (k) Each Mortgage contains a complete and accurate description of all of the real estate intended to be covered thereby and (to the extent applicable) the lot, block and section or other identifying numbers, and the Borrower granting such Mortgage has good and marketable fee or leasehold title (as applicable) to the real estate listed for it on that schedule. All portions of the improvements, if any, to such real estate have been, are being or will be constructed and completed within the perimeter of the land owned or leased by the indicated Borrower and in accordance with: (i) all zoning ordinances and other Applicable Laws; (ii) the requirements of governmental authorities having jurisdiction, including all land use and construction licenses, permits and approvals relating to the improvements; (iii) accepted standards of good materials and workmanship; (iv) the plans and specifications for such work as furnished to the authorities having jurisdiction, if any; and (v) all covenants, conditions, restrictions and agreements of any kind or nature affecting the improvements, including the applicable contracts and construction loan agreements and instruments. To the best knowledge of the Borrowers there are no material design or structural defects in any part of the improvements. Each Borrower's real estate and improvements are, or are capable of being, connected to and serviced by water, sewage disposal, gas, electric, transportation and communication facilities that are adequate for the intended use of the improvements. There is no existing, or to the best knowledge of the Borrowers, proposed or contemplated eminent domain proceeding or public improvement that would affect any Borrower's real estate or improvements in any way, including (without limitation) any plan that would widen, modify or realign any street, highway, park, wetlands, preserve or other public or utility easement or other right of access or enjoyment, whether public or private.

     (l) To the best knowledge of the Borrowers, there is no existing, proposed or contemplated plan, study or effort by any governmental Authority or other person that in any way has affected or could affect the continued authorization of the present or contemplated ownership, financing, construction, use or operation of any part of the Collateral or the other material assets or properties of any Borrower, or that has resulted or could result in any tax or other charge being levied or assessed against, or in the creation of any Lien upon, any part of the Collateral or the other material assets or properties of any Borrower.

     Section 3.11.  Subsidiaries,  Other Ventures,  Loans and Other Investments.
Schedule 3.11 hereto contains a complete and accurate list of: (a) all of the direct and indirect subsidiaries of the Borrowers, including with respect to each subsidiary (i) its jurisdiction of incorporation, (ii) all jurisdictions (if any) in which such subsidiary is qualified to do business as a foreign corporation, (iii) the name of the owner and the number of shares of capital stock of such subsidiary owned, specifying whether owned beneficially and/or of record, and if that is less than all of the outstanding shares issued by the subsidiary, stating the total outstandings, and (iv) all obligations of any Borrower and/or any subsidiary of any Borrower to contribute capital or other funds to such subsidiary; (b) all partnerships and other ventures in which any Borrower or any subsidiary of any Borrower is a member or venturer, including with respect to each such partnership or venture (i) its jurisdiction of organization and any other jurisdiction in which it is qualified to do business as a foreign entity, (ii) the name of the owner and the percentage and type of interest in such partnership or venture owned, specifying whether owned beneficially and/or of record, (iii) all obligations of any Borrower and/or any subsidiary of any Borrower to contribute capital or other funds to such venture, and (iv) the names and addresses of the other members or venturers; (c) any and all loans or advances from the Borrowers to any of the affiliates of the Borrowers, identifying with respect to each of the respective parties, amounts and maturities; and (d) all other Investments of the Borrowers other than Permitted Investments; excluding, however, (i) all loans and advances by any Borrower to any other Borrower and (ii) all loans or advances of salary to any officer or employee of any Borrower in the ordinary course of business that in the aggregate for any such officer or employee does not exceed $100,000.

     Section 3.12. Relationship of the Borrowers. Aeroflex and the other Borrowers (which are subsidiaries of Aeroflex) are engaged as an integrated group in the business of, among other things, developing, manufacturing and selling mechanical and electronic components systems and services to government and industry and of providing the required services and other facilities for those integrated operations. The Borrowers are seeking to continue the existing facilities from the Banks in order that funds may continue to be made available from time to time for working capital and other purposes. Each Borrower expects to derive financial and other benefit, directly or indirectly, in return for undertaking its respective obligations under this Agreement and the other Loan Instruments, both individually and as a member of the integrated group.

     Section 3.13. Securities, Etc. Aeroflex is authorized to issue 40,000,000 shares of common stock with a par value of $0.10 per share, of which 17,785,419 shares are currently issued and outstanding.

     Section 3.14.  Federal  Reserve  Regulations,  No Restriction on Borrowing,
Etc.

     (a) Except as expressly permitted by Section 6.09 hereof, no part of the proceeds of the Loans will be used to purchase or carry any Margin Stock or to extend credit to any other person for the purpose of purchasing or carrying any Margin Stock or in any way or for any purpose that otherwise violates or is inconsistent with any applicable Margin Stock Regulations. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     (b) No Borrower is an "investment company", an "affiliated person", "promoter" or "principal underwriter" of an "investment company", or "controlled" by an "investment company" (as such terms are defined in the Investment Company Act). None of the transactions contemplated by this Agreement and the other Loan Instruments (including the making of the Loans and the permitted use of the proceeds thereof) will violate any provision of the Investment Company Act.

     (c) No Borrower is a "holding company" or an "affiliate" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any corresponding provisions of any Applicable Law in any foreign jurisdiction, and as the same may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

     (d) No Borrower is an "employee benefit plan" governed by (and as defined in) ERISA, and none of the assets or properties of any Borrower constitutes or will constitute "plan assets" governed by (and as defined in) ERISA.

     (e) No Borrower is a "foreign person" under (and as defined in) Section 1455(f)(3) of the Code or any successor provision.

     (f) No Borrower is regulated by or otherwise subject to any Applicable Law that directly or indirectly limits or otherwise restricts its ability to incur, continue or repay Indebtedness, to provide Credit Support or to grant Liens in or to any of its assets and properties as security for the Indebtedness of itself or its Credit Support for others.

     Section 3.15. No Misrepresentation by the Borrowers. No representation or warranty of any Borrower made or contained in this Agreement or any other Loan Instrument (whether with respect to such Borrower or otherwise) and no report, statement, certificate, schedule or other document or information furnished or to be furnished by or on behalf of any Borrower in connection with the transactions contemplated by this Agreement and the other Loan Instruments (whether with respect to such Borrower or otherwise) contains or will contain a misstatement of a material fact or omits or will omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading.

                                   ARTICLE IV

                              Conditions to Lending
                              ---------------------

     The obligation of the Banks to make any Loan and consider the issuance of any requested Letter of Credit hereunder is subject to the satisfaction in full of all of the conditions precedent set forth in and the other terms and provisions of each of the Sections of this Article, unless the Administrator (with the consent of the Requisite Banks, as and if required) shall consent otherwise in writing (as provided in Section 10.16 hereof):

     Section 4.01.   Representations and Warranties.

     (a) On the Effective Date and the first Advance Date, both prior to and after giving effect to any requested Advance, Term Loan advance, Mortgage Loan advance or Letter of Credit issuance, the representations and warranties of each of the Borrowers set forth in this Agreement and the other Loan Instruments shall be true and correct in all respects on and as of that date with the same effect as though those representations and warranties had been made on and as of the first Advance Date.

     (b) On each Advance Date and Issuance Date after the first Advance Date, both prior to and after giving effect to any requested Advance or Letter of Credit issuance, the representations and warranties of each of the Borrowers set forth in this Agreement and the other Loan Instruments shall be true and correct in all material respects on and as of that Advance Date or Issuance Date with the same effect as though those representations and warranties had been made on and as of that date, subject, however, in the case of the representations and warranties set forth in Sections 3.04, 3.06(b), 3.06(c), 3.07, 3.09(a) and 3.09(b) hereof, to any updated information respecting any event(s) occurring after the first Advance Date respectively affecting any of the representations contained in Sections 3.04, 3.06 and 3.11 hereof and specifically disclosed in any signed notice or bringdown, Indebtedness or Credit Support certificate required hereunder and delivered to and accepted by the Administrator (with the consent of the Requisite Banks, as and if required) on or prior to such Advance Date or Issuance Date (which notice or certificate may be telecopied to the Administrator if promptly confirmed by delivery of the signed original), provided that neither such delivery nor such acceptance shall constitute a waiver of or consent to any event so disclosed.

     Section 4.02. No Default. On the Effective Date, and on each Advance Date and Issuance Date after the Effective Date, both prior to and after giving effect to any requested Advance or Letter of Credit issuance, no Event of Default or Default shall have occurred and be continuing.

     Section 4.03. Borrowers' Bringdown Certificate. On the Effective Date and the first Advance Date, the Borrowers shall have delivered to the Banks a bringdown certificate substantially in the form of Exhibit D hereto, dated that date and signed by an executive officer of the Borrowers, and by each request for an Advance or Letter of Credit issuance, the Borrowers shall be deemed to have delivered to the Banks such a certificate dated the Advance Date or Issuance Date. A Bank in its discretion may accept the certificate of an officer of a Borrower delivered (or deemed to be delivered) pursuant to this Section as evidence of the satisfaction of the conditions precedent specified in Sections
4.01 and 4.02 hereof without in any way waiving or limiting any of the Banks' rights, powers, privileges, remedies and interests under any term or provision of this Agreement or any other Loan Instrument.

     Section 4.04. Delivery of the Loan Instruments and Collateral. On or before the Effective Date, the Administrator or its designee (for the benefit of all of the Banks) shall have received delivery of: (a) the Notes provided for in
Section 2.03 hereof, duly executed by the Borrowers; (b) certificates evidencing the insurance policies required by Section 5.07(b) hereof; (c) the Purchase Documents; (d) the other instruments and documents required by this Agreement or any other Loan Instrument or listed in the final version of the Checklist of Closing Documents delivered to the Borrowers on or before the Effective Date, which instruments and documents shall have been duly executed by the appropriate parties; and (e) payment of the Facility Fee. Each of the foregoing instruments and documents shall be in such form and substance as may be acceptable to the Banks and a copy of each shall have been delivered to each Bank.

     Section 4.05. Opinion of Counsel to the Borrowers, Etc. On the Effective Date, the Banks shall have received the favorable written opinion of counsel to the Borrowers, dated the Effective Date, addressed to the Banks and in such form and substance as may be acceptable to the Banks relating to such matters as the Administrator and the other Banks may deem necessary or appropriate, which also shall provide that it may be relied upon by the successors, assigns, participants of each Bank and by counsel to the Administrator in rendering any opinion or advice requested from them.

     Section 4.06. Supporting Documents. On or before the Effective Date, the Borrowers shall have furnished to the Banks the following certificates and other documents with respect to each Borrower: (a) a copy of its certificate of incorporation and all modifications, amendments and restatements thereof, certified as of a recent date by the Secretary of State or comparable official of its jurisdiction of incorporation; (b) a copy of its by-laws, together with all modifications, amendments and restatements thereof, certified as of a recent date by its Secretary; (c) a certificate of the Secretary of State or comparable official of its jurisdiction of incorporation, dated as of a recent date, as to its existence and good standing; (d) a certificate of its Secretary or an Assistant Secretary, dated the Effective Date, as to the due authorization of the negotiation, execution, delivery and performance by it of this Agreement and each of the other Loan Instruments to which it is or becomes a party (with the appropriate resolutions attached) and the incumbency and signatures of its officers and directors who are authorized to execute any instrument, agreement or other document in connection with the transactions contemplated by this Agreement and the other Loan Instruments; (e) copies of all shareholders' agreements and trusts respecting securities of its issue or related rights, together with all modifications, amendments and restatements thereof, certified as of a recent date by its Secretary; and (f) such additional supporting documents and other information with respect to the Collateral, the other assets or properties of each Borrower, or the organization, operations and affairs of each of the Borrowers and those of their respective subsidiaries, partnerships and other ventures as any Bank may request. All certificates and other documents provided to the Administrator or any other Bank pursuant to this Article shall be in such form and substance as may be acceptable to the Administrator and the Majority Banks.


                                    ARTICLE V

                              Affirmative Covenants
                              ---------------------
     The Borrowers jointly and severally covenant and agree that they will comply in all respects on a timely basis (except as otherwise expressly provided) and at their expense with each, and will not cause, suffer or permit any violation of any, of the terms and provisions of each section in this Article, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Administrator (with the consent of the Requisite Banks, as and if required) shall consent otherwise in writing (as provided in Section
10.16 hereof):

     Section 5.01. Required Notices. The Borrowers shall give, or cause to be given, immediate written notice to each of the Banks of:

     (a) any change in the name or the location of the executive office or principal place of business of any Borrower;

     (b) the institution or, to the best knowledge of the Borrowers, the threat or contemplation of , or any material adverse determination or change in, any action, suit, investigation or proceeding (whether or not purportedly on behalf of any Borrower) at law, in equity, in arbitration or by or before any other Authority involving or affecting
          (i) any Borrower that, if adversely determined, would have a Material Adverse Effect, (ii) any alleged criminal act or activity (other than a misdemeanor) on the part of any Borrower or any of its representatives, (iii) any Material Document (other than Collateral),
          (iii) any Environmental Claim, (iv) any Plan or any assets and properties of a Plan that, if adversely determined, would be reasonably likely to have an ERISA Effect, (v) any Corporate Document,
          (vi) any Organizational Document; (vii) any Material Contract or any other part of the Collateral or any material part of any other assets or properties of any Borrower (if any), (viii) any of the Obligations, or (ix) any of the transactions contemplated in this Agreement and the other Loan Instruments;

     (c)  the occurrence of any material ERISA Event;

     (d) the occurrence of any act or event that violates, is in conflict with, results in a breach of or constitutes a default (with or without the giving of notice or the passage of time or both) under any term or provision of (i) this Agreement or any other Loan Instrument, (ii) any Material Contract in any material respect for more than 30 days or any applicable grace period thereunder, whichever is less, (iii) any Material Document, (iv) any Corporate Document, or (v) any Organizational Document;

     (e) any material labor dispute to which any of the Borrowers may become a party, any strikes or walkouts relating to any of their respective offices, plants or other facilities, or the expiration of any labor contract;

     (f) any change in location or material change in the status of the Collateral other than as expressly permitted in Section 7.03 or 7.04 hereof; and immediate notice of any new Material Government Contract if the Banks have requested claim assignments under Section 7.02(h) hereof;

     (g) any attachment, confiscation, detention, levy, requisition, seizure or other taking of any part of the Collateral or any material part of the other assets or properties of any Borrower (if any), whether through process of law or otherwise, the filing or other imposition of any Lien known to the Borrowers against any part of the Collateral or any material part of the other assets or properties of any Borrower (if any) (other than as expressly permitted by Section 6.04 hereof), or any destruction or other loss of or any material damage to any part of the Collateral or any material part of any other assets or properties of any Borrower (if any); or

     (h) to the extent not otherwise enumerated in this Section, the occurrence of any other act or event that (i) has resulted or could result in any Default or Event of Default, or (ii) has had or would be reasonably likely to have a Material Adverse Effect.

     Section 5.02. Accounts and Reports. The Borrowers shall maintain a standard system of accounting in accordance with GAAP consistently applied, and the Borrowers shall provide to each of the Banks the following:

     (a) as soon as available and in any event within 90 days after the end of each fiscal year of Aeroflex, a consolidated balance sheet of Aeroflex and its subsidiaries as at the end of that fiscal year and the related consolidated statements of earnings, shareholders' equity and cash flow for such fiscal year, all with accompanying notes, in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year, prepared in accordance with GAAP consistently applied, and audited and reported upon by KPMG Peat Marwick LLP, or other independent certified public accountants of recognized standing regularly retained by Aeroflex and its subsidiaries to audit their books, provided that such financial statements may be delivered within 105 days after the end of any fiscal year in which a 15-day extension has been obtained for the filing thereof pursuant to the Securities Exchange Act;

     (b) concurrently with the delivery of the financial statements described in subsection (a) above, the annual auditor's report prepared by those independent certified public accountants and a letter to the Banks signed by those accountants to the effect that, having read this Agreement, nothing came to their attention during the course of their regular examination that caused them to believe any Event of Default or Default had occurred and had not theretofore been reported and remedied, or if any such Event of Default or other event had occurred and was continuing or was not previously reported, specifying the facts with respect thereto;

     (c) as soon as available, and in any event within 90 days after the end of each fiscal year of Aeroflex, a consolidating balance sheet of Aeroflex and its subsidiaries as at the end of that fiscal year and the corresponding consolidating statements of earnings for such year, all in rea sonable detail, unaudited but certified by the President and the chief financial officer of Aeroflex (i) to have been prepared in accordance with GAAP consistently applied, and (ii) as complete, accurate and a fair presentation of the financial condition of
          Aeroflex and its subsidiaries as of such date and the results of operations for the period covered thereby, provided that such financial statements may be delivered within 105 days after the end of any fiscal year in which a 15-day extension has been obtained for the filing thereof pursuant to the Securities Exchange Act;

     (d) as soon as available, and in any event within 45 days after the end of each of the first three quarters of each fiscal year of Aeroflex, a consolidated and consolidating balance sheet of Aeroflex and its subsidiaries as at the end of such quarter, and the related consolidated and consolidating statements of earnings and consolidated statements of shareholders' equity and cash flow for the period from the beginning of such fiscal year to the end of such quarter, unaudited but certified by the President and the chief financial officer of Aeroflex (i) to have been prepared in accordance with GAAP consistently applied, and (ii) as complete, accurate and a fair presentation of the financial condition of Aeroflex and its subsidiaries as of such date and the results of operations for the period covered thereby, subject to normal year-end audit adjustments, provided that such financial statements may be delivered within 50 days after the end of any quarter in which a 5-day extension has been obtained for the filing thereof pursuant to the Securities Exchange Act;

     (e) concurrently with the delivery of the documents described in subsections (a) and (d), above, (i) a bringdown certificate substantially in the form of Exhibit D hereto, and (ii) a certificate substantially in the form of Exhibit E-I hereto setting forth the calculations of and establishing (among other things) the compliance by the Borrowers with the financial covenants set forth in Section
          6.01 and 6.02 of this Agreement, with each such certificate being dated as of the last day of the relevant reporting period and signed by the President and chief financial officer of Aeroflex (who shall have read this Agreement and made an examination sufficient in the opinion of the signer(s) to make informed statements therein);

     (f) as soon as available, and in any event within (i) 45 days after the end of each calendar quarter, or 25 days after the end of each calendar month in which the Revolving Credit Loans and Term Loans equal or exceed $5,000,000, an operating statement for the period and year-to-date just ended, compared to budget, (ii) 25 days after the end of each calendar quarter, or 25 days after the end of each calendar month in which the Revolving Credit Loans and Term Loans equal or exceed $5,000,000, a Borrowing Base Certificate substantially in the form of Exhibit E-II hereto setting forth the Borrowing Base as at the end of such period, provided that the Borrowing Base Certificate may be required as frequently as weekly, and (iii) 25 days after the end of each calendar quarter, an Accounts Receivable aging report with respect to the quarter just ended, with each of the foregoing being certified by the President and the chief financial officer of Aeroflex (who shall have read this Agreement and made an examination sufficient in the opinion of the signers to make informed statements therein);

     (g) as soon as available, and in any event within 60 days after the end of each of the first three fiscal quarters and within 105 days after the end of each fiscal year of the Borrowers, (i) a certificate substantially in the same form as Schedules 3.09(a) and (b) hereto listing all Indebtedness of each Borrower (whether individual, joint, several or otherwise), including commitments, lines of credit and other credit availabilities, other than Indebtedness excluded from the schedule required under Section 3.09(a) hereof, and all Credit Support of each Borrower (whether individual, joint, several or otherwise) other than Credit Support excluded from the schedule required under
          Section 3.09(b) hereof, and (ii) upon the request of any Bank (but no more frequently than quarterly) a reconciliation of the consolidated balance sheet and income statement most recently submitted to the corresponding budget and projections previously submitted, with explanations of all significant variances, with each such certificate being dated as of the last day of the relevant reporting period and signed by the President and chief financial officer of Aeroflex (who shall have read this Agreement and made an examination sufficient in the opinion of the signer(s) to make informed statements therein);

     (h) as soon as available, and in any event within 30 days after the end of each fiscal quarter, a Material Contract Schedule dated as of or after the last day of such quarter, in each case certified by the President and the chief financial officer of Aeroflex (who shall have read this Agreement and made an examination sufficient in the opinion of the signers to make informed statements therein);

     (i) as soon as available, and in any event within 90 days after the commencement of each fiscal year of the Borrowers, a consolidated and consolidating annual budget and projections for the Borrowers for the forthcoming fiscal year (projected quarterly), including consolidated and consolidating cash flows of the Borrowers projected quarterly, certified by the chief financial officer of Aeroflex;

     (j) as soon as available, a copy of any annual management letter issued by any accountant or auditor to Aeroflex or any of its subsidiaries;

     (k) on or before each anniversary of the date of this Agreement, an independent insurance broker's certificate stating (i) that the insurance required by this Agreement is in full force and effect, (ii) that all premiums under those policies have been paid to the extent due through the date of the certificate, and (iii) the amounts and due dates of premiums due within the following 12-month period; and, as soon as received, copies of all insurance policies, endorsements and certificates received from time to time by any Borrower;

     (l) promptly upon request by any Bank, copies of all loan, security and other instruments, agreements and documents respecting Indebtedness of any Borrower in excess of $100,000, including commitments, lines of credit and other credit availabilities, and of all Credit Support by any Borrower respecting any Indebtedness or other obligation of any other person in excess of $50,000, except those to which the Administrator (for the benefit of all of the Banks) or all of the Banks also are a party;

     (m) as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material part of its assets and properties, received respecting any of the Indebtedness of any Borrower (other than the Obligations), or any demand or other request for payment under any Credit Support by any Borrower respecting any Indebtedness or other obligation of any other person, including any received from any person acting on behalf of the holder or beneficiary thereof, provided that the Borrowers shall not wait for such copies to become available to give any notice required under the circumstances by Section 5.01 hereof;

     (n) as soon as available, and in any event not more than five Business Days after receipt, a copy of any summons or complaint, or any other notice of any action, suit, investigation or proceeding, involving or affecting any Borrower or any subsidiary of any Borrower where the damages sought exceed, or if unspecified reasonably could exceed, $100,000;

     (o) as soon as available, a copy of any notice or other communication alleging the invalidity, non-binding effect or unenforceability of, any material error or other material defect in, any material omission from, or any nonpayment or other material breach or default under any note, instrument or stock certificate included in the Collateral or under any material Account Receivable, contract or other intangible included in the Collateral, provided that the Borrowers shall not wait for such copies to become available to give any notice required under the circumstances by Section 5.01 hereof;

     (p) as soon as available, and in any event not less than 15 days prior to execution, copies of each proposed modification, waiver, amendment or termination of any of the terms and provisions of any note, instrument or stock certificate included in the Collateral or under any material Account Receivable (except in the ordinary course of business), contract or other intangible included in the Collateral that would be reasonably likely to conflict with or prejudice the continued perfection of any security interest of the Administrator or any other Bank or materially diminish any of the rights, powers, privileges, remedies or interests of any Borrower in any such item; and promptly following execution, copies of each of the foregoing certified as to the accuracy thereof by the Secretary of the relevant Borrower;

     (q) as soon as available, and in any event not less than 30 days prior to adoption, copies of each proposed modification, waiver, amendment or termination of any of the terms and provisions of any (i) Corporate Document of Aeroflex (A) requiring the approval of its shareholders or
          (B) designating preferred stock constituting Indebtedness, (ii) Corporate Document of any other Borrower or (iii) agreement among the shareholders of any Borrower; and promptly following adoption, copies of each of the foregoing certified as to the accuracy thereof by the Secretary of State or comparable official of its jurisdiction of incorporation or the Secretary of the relevant Borrower, as applicable; and such other supporting documents of the kind specified in Section 4.06 hereof as the Administrator from time to time may request;

     (r) as soon as possible, if and to the extent requested by any Bank, copies of all tax returns, informational statements and reports filed by any Borrower with the Internal Revenue Service of the United States of America;

     (s) promptly upon the request of any Bank, copies of each notice, report, statement or other document or communication, whether periodic or otherwise, concerning the occurrence, existence or correction of any ERISA Event in any material respect, any responsive communication on the part of any Borrower or any of its ERISA Affiliates, or any preliminary or final determination of any Authority in respect thereof, provided that the Borrowers shall not wait for such request or copies to become available to give any notice required under the circumstances by Section 5.01 hereof;

     (t) contemporaneously with each submission or filing, a copy of any report, registration statement, proxy statement, financial statement, notice or other document, whether periodic or otherwise: (i) submitted to the shareholders of any Borrower in their capacities as shareholders; or (ii) submitted to or filed by any Borrower with any governmental or self-regulatory Authority (other than those items referenced in subsections (r) and (s), above) involving or affecting
          (A) any securities registration of any Borrower or its securities, (B) any Borrower that has had or would be reasonably likely to have a Material Adverse Effect, (C) the Obligations, (D) any part of the Collateral or any of the other material assets and properties of any Borrower or (E) any of the transactions contemplated in this Agreement or the other Loan Instruments, provided that the Borrowers shall not wait for such copies to become available to give any notice required under the circumstances by any other subsection of this Section or
          Section 5.01 hereof; and

     (u) as soon as available, but in any event within 60 days after the Effective Date, a balance sheet of UTMC as of the date of the acquisition of all of the issued and outstanding stock of UTMC, unaudited but certified by the President and the chief financial officer of Aeroflex (i) to have been prepared in accordance with GAAP consistently applied, and (ii) as complete, accurate and a fair presentation of the financial condition of UTMC as of such date, subject to normal year-end audit adjustments;

together with such supplements to the aforementioned documents and additional accounts, reports, certificates, statements, documents and information as any Bank from time to time reasonably may request, each in such form and substance as may be acceptable to the Administrator and the Majority Banks.

     Section 5.03. Access to Premises, Records and Collateral. At all reasonable times and as often as the Administrator or any other Bank reasonably may request, each Borrower shall permit representatives designated by the requesting Bank to (a) have complete and unrestricted access to the premises of each Borrower, the books and records of each Borrower and the Collateral, except to the extent such access may be limited by Applicable Laws pertaining to United States defense matters, (b) make copies of, or excerpts from, those books and records and (c) discuss the Collateral or the accounts, assets, business, operations, properties or condition, financial or otherwise, of each Borrower with their respective officers, directors, employees, accountants and agents.

     Section 5.04. Existence, Corporate Documents, Powers, Etc. (a) Each Borrower shall do or cause to be done all things, or proceed with due diligence with any actions or courses of action, that may be necessary (i) to maintain its due organization, valid existence and good standing under the laws of its jurisdiction of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so would be reasonably likely to have a Material Adverse Effect; (b) no Borrower shall cause, suffer or permit any supplement, modification or amendment to, or any waiver of, any term or provision of any of its Corporate Documents, except that any Borrower may merge with any one or more of the other Borrowers, provided that in the event of any merger with Aeroflex,
(i) Aeroflex shall be the surviving corporation and (ii) the capital stock and Corporate Documents of the surviving corporation shall be those of Aeroflex prior to any such merger; and (c) no Borrower shall do, or cause, suffer or permit to be done (by itself or otherwise), any act impairing its power or authority (i) to carry on its business as now conducted or (ii) to execute or deliver this Agreement or any other Loan Instrument to which it is or will be a party, or to perform any of its obligations hereunder or thereunder.

     Section 5.05. Compliance with Applicable Laws; Operations. Each Borrower shall promptly and fully comply with, conform to and obey any and all Applicable Laws now or hereafter in effect, other than to the extent the noncompliance therewith or violation thereof could not be reasonably likely to have a Material Adverse Effect. In any event, each Borrower shall procure, store, contain, manufacture, distribute, remove and dispose of all Inventory and Environmental Substances and use and operate all assets and properties (including, without limitation, machinery, equipment, real estate and improvements) in full compliance with and conformity to all Environmental Laws and other Applicable Laws in all material respects, including (without limitation) all applicable permits, licenses, and other authorizations, consents or approvals of authorities.

     Section 5.06. Payment of Debts, Taxes, Etc. Each Borrower shall (a) pay, or cause to be paid, all of its Indebtedness and other liabilities and lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due, (b) perform, or cause to be performed, all of its obligations promptly and in accordance with the respective terms and provisions thereof, and (c) promptly pay and discharge, or cause to be paid and discharged, all taxes, assessments and other governmental charges and levies imposed upon any of the Borrowers, upon their respective income or receipts or upon any of their respective assets and properties on or before the last day on which the same may be paid without penalty; provided, however, that it shall not constitute a breach of this Section if any Borrower fails to perform any such obligation or to pay any such Indebtedness or other liability (except for the Obligations), tax, assessment, or governmental or other charge, levy or claim (i) that is being (A) delayed, in the case of trade payables (but not other obligations), in accordance with the normal payment practices of such Borrower, but not beyond any demand in payment therefor, or (B) contested in good faith and by proper proceedings diligently pursued, (ii) if the effect of such failure to pay or perform will not (A) cause or permit the acceleration of the maturity of any other Indebtedness or obligation of any Borrower (i.e., other than the one being contested) or (B) subject any part of the assets and properties of any Borrower to attachment, levy or forfeiture, (iii) for which such Borrower or such subsidiary has obtained a bond or insurance, or established a reserve, in an amount that in the judgment of the Banks is adequate and satisfactory, and (iv) so long as the aggregate amount of such unpaid overdue items for all of the Borrowers does not at any time exceed $500,000.

     Section 5.07.   Maintenance and Insurance.

     (a) Each Borrower shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition (ordinary wear and tear and retirement excepted), making all necessary repairs thereto and renewals and replacements thereof. Each Borrower shall perform all servicing, repairs, overhauls, replacements, modifications, improvements and tests, or shall cause them to be performed, (i) with personnel duly qualified for the applicable task, (ii) in accordance and compliance with the manuals and service bulletins of the applicable manufacturer(s) and (iii) with suitable replacement, substitute or additional parts or components (A) in good operating condition, (B) reasonably anticipated to be of equivalent or better performance, durability, utility and value than the item replaced, (C) owned solely by such Borrower, and (D) free of any Lien other than any Permitted Lien.

     (b) Each Borrower shall maintain or cause to be maintained, at its own expense, insurance (to the extent available) in form, substance and amounts (including deductibles) reasonably acceptable to the Majority Banks (i) adequate to insure all assets and properties of the Borrowers, which assets and properties are of a character usually insured by persons engaged in the same or similar business, against loss or damage resulting from fire, flood, hurricanes or other risks included in an extended coverage policy, (ii) against public liability and other tort claims that may be incurred by or asserted against such Borrower, (iii) as may be required by the other Loan Instruments or Applicable Law and (iv) as may be reasonably requested by the Banks, all with adequate, financially sound and reputable insurers, and all naming the Banks as additional insureds and the Administrator (for the benefit of all of the Banks) as loss payee under a standard mortgagee's endorsement as their respective interests may appear. In the event the Administrator receives any insurance proceeds respecting any loss, damage or destruction of any insured Collateral, the Administrator at its option may (1) hold and disburse the proceeds (or a portion thereof) in accordance with Section 7.03(b) hereof or (2) apply the proceeds (or any remaining balance) to reduce the Loans as required by Sections 2.05(b) and 7.03(b) hereof. In the event any Borrower receives any such insurance proceeds (other than disbursements from the Administrator), such Borrower shall accept and hold those funds in trust for the benefit of the Banks and shall promptly pay or deliver those proceeds to the Administrator (for the benefit of all of the Banks) for application as provided above.

     (c) Each Borrower shall maintain or cause to be maintained, at its own expense, all of its patent, trademark and trade name rights and applications, including (without limitation) the diligent pursuit of all applications, the payment of all maintenance, license or other fees and expenses, and the vigorous prosecution of suits and proceedings to enforce those rights and applications and to object or oppose the conflicting rights or applications of any other person, except in each case where such Borrower decides in good faith that a particular trademark or tradename is of negligible economic value to the business of such Borrower. Each Borrower (i) shall continue to use each trademark and tradename of such Borrower in its business and on its goods, (ii) shall use the appropriate symbol of registration with each use of a trademark or tradename by such Borrower, (iii) shall not reduce the quality of existing goods or services bearing a trademark or tradename or use any existing trademark or tradename with any other goods or services of less than comparable quality, and
(iv) shall not take, or cause suffer, suffer or permit anyone else to take, any action that may invalidate the registration of any trademark or tradename, except in each case where such Borrower decides in good faith that a particular trademark or tradename is of negligible economic value to the business of such Borrower. Each Borrower shall seek or cause to be sought, at its own expense,
(A) patent applications and patents respecting all unpatented but patentable inventions made or obtained by such Borrower, (B) trademark applications and registered trademarks on registrable but unregistered trademarks developed, used or obtained by such Borrower, and (C) tradename applications and registered trade names on registrable but unregistered tradenames developed, used or obtained by such Borrower, except in each case where such Borrower decides in good faith that such pursuit would not be useful to its business.

     Section 5.08. Contracts and Other Collateral. Each Borrower shall in good faith maintain, enforce, preserve and defend any and all of its rights, powers, privileges, remedies and interests under or with respect to each Material Contract and each other note, stock certificate and other instrument, as well as each other material account, agreement, document and intangible of such Borrower included in the Collateral to the full extent permitted by Applicable Law, except as otherwise provided in Section 7.03(a) hereof.

     Section 5.09. Defense of Collateral, Etc. Each Borrower shall enforce, preserve and defend all of its right, title and interest in and to each and every part of (a) the Collateral, and (b) the other material assets or properties of such Borrower (if any), and the Borrowers shall defend all of the right, title and interest of each Bank in and to each and every part of the Collateral, each against all manner of claims and demands on a timely basis to the full extent permitted by Applicable Law. In the event any of the Collateral or any of the other material assets or properties of any Borrower (if any) is attached or levied or any Lien is imposed on any of the Collateral or such other assets or properties (other than as permitted by Section 6.04 hereof), then (without limiting the generality of the preceding sentence) the Borrowers shall pay, discharge or bond the underlying obligation and cause the release of such Collateral or such other assets or properties therefrom within five days of any attachment or levy or thirty days of the imposition of any Lien, but in any case before the claimant may defeat the right of the relevant Borrower to bond, contest or redeem.

     Section 5.10. Maintenance of Borrowing Base. The Borrowers shall maintain, or cause to be maintained, a Borrowing Base at all times that is equal to or exceeds the sum of (a) the principal balance outstanding under the Revolving Credit Loans, plus (b) the principal balance outstanding under the Term Loans, plus (c) the Letter of Credit Amount. If at any time the Borrowing Base is less than that minimum (whether through (i) any change in or redetermination of value, (ii) any loss, destruction, termination, foreclosure or other impairment, deterioration or diminution, (iii) any new or newly discovered Lien, adverse claim or title defect, or (iv) exclusion from the Borrowing Base for any untrue representation, or otherwise), which events and resulting effects and amounts may be determined at any time and from time to time by the Banks (in their sole and absolute discretion), the Borrowers shall immediately after receipt of notice from the Administrator (A) grant and deliver to the Administrator or its designee (for the benefit of all of the Banks) additional Collateral consisting of such assets or properties as may be acceptable to the Administrator and the Majority Banks in their sole and absolute discretion and having an aggregate current fair market value sufficient (when included in the calculation of the Borrowing Base) to eliminate the Borrowing Base deficiency, or (B) repay the Loans and/or deposit cash collateral as contemplated in Section 2.05(b) hereof in such amount(s) as the Administrator may have requested in such notice to eliminate the Borrowing Base deficiency. This Section imposes a continuing test and the Administrator at any time and from time to time may demand such payment and delivery whenever such a deficiency is determined by the Administrator. All additional Collateral pledged to the Administrator or its designee pursuant to this subsection shall be documented, delivered and perfected in the manner required by this Agreement and Applicable Law before that deficiency may be deemed to have been reduced or extinguished by such Collateral.

     Section 5.11. Additional Subsidiary Borrowers. As soon as practicable, and in any event within thirty days following the request of the Majority Banks, the Borrowers shall cause any subsidiary that is not a Borrower or any newly formed or acquired corporation, venture or other person meeting the definition of "subsidiary" to execute and deliver to the Banks an agreement, in form and substance acceptable to the Majority Banks, in which such person agrees to become, and assumes all of the Obligations of, a Borrower under this Agreement and the other Loan Instruments; provided, however, that: (a) Comar shall not become a Borrower hereunder until such time (if ever) as the Majority Banks desire that Comar become a Borrower hereunder and the Administrator shall have given the Borrowers notice to that effect; and (b) Europtest shall not become a Borrower hereunder until the earlier to occur of (i) the acquisition by Aeroflex of the remaining 10% of the capital stock of Europtest or (ii) the annual sales or gross assets of Europtest equal or exceed $3,000,000. The Borrowers represent and warrant to the Banks that each of ACL, HARX, International, Old Corp and T-Cas are inactive subsidiaries and own no assets or properties. The Borrowers shall give the Banks prompt notice of (i) any such formation or acquisition or
(ii) any change in status of any inactive subsidiary or any acquisition by it of any asset or property.


                                   ARTICLE VI

                               Negative Covenants
                               ------------------
     The Borrowers jointly and severally covenant and agree that they will comply in all respects with each, and will not cause, suffer or permit any violation of any, of the terms and provisions of each Section in this Article, from the date hereof until the Obligations have been fully paid and satisfied, unless the Administrator (with the consent of the Requisite Banks, as and if required) shall consent otherwise in writing (as provided in Section 10.16 hereof):

     Section 6.01. Certain Financial Requirements. The financial measurements used in the following covenants: (i) shall be determined in accordance with GAAP (as of the date of calculation) consistently applied except to the extent otherwise specified in a particular definition or provision; (ii) shall be computed for the Borrowers and all of the respective subsidiaries (if any) on a consolidated basis in accordance with GAAP except to the extent otherwise specified by a particular definition or provision; and (iii) shall refer to the corresponding items in the financial statements of the Borrowers and all of their respective subsidiaries (if any) for the relevant periods except to the extent otherwise specified or defined herein. (The Borrowers and the Banks covenant and agree to reset in good faith the financial covenants set forth in this Section, as well as the corresponding provisions of the financial covenants compliance certificate required by Section 5.02(e) hereof, from time to time with each material change in GAAP so as to maintain the integrity and intent of such covenants.)

     (a) The Borrowers shall not permit their Consolidated  Effective Net Worth:
(i) at the Effective Date, or at any time thereafter through June 29, 1999 to be less than $60,000,000; (ii) at June 30, 1999, or at any time thereafter through June 29, 2000, to be less than $ 63,000,000; and (iii) at June 30, 2000, and at the end of each subsequent fiscal year of the Borrowers, or at any time after the end of such fiscal year through the next succeeding June 29, to be less than the sum of $6,000,000 plus the Borrowers' actual Consolidated Effective Net Worth as at the end of the immediately preceding fiscal year (for example, at June 30, 2001, or at any time thereafter through June 29, 2002, the sum of $6,000,000 plus the Borrowers' actual Consolidated Effective Net Worth as at June 30, 2000).

     (b) The Borrowers shall not cause, suffer or permit their Consolidated Effective Leverage Ratio to exceed 1.50:1 at any time.

     (c) The Borrowers shall not permit their Consolidated Funded Debt Ratio for any fiscal year or other period of four consecutive fiscal quarters to be more than 2.75:1 at any time.

     (d) The Borrowers shall not permit their Consolidated Debt Service Ratio for any fiscal year or any other period of four consecutive fiscal quarters to be less than 1.00:1 at any time

     (e) The Borrowers shall not permit their Consolidated Quick Ratio to be less than 1.00:1 at any time.

     (f) The Borrowers shall not permit their consolidated income before taxes, plus for the fiscal year ending June 30, 1999, the non-cash special charge for the write-offs of purchased in-process research, to be less than $8,000,000.00 for any fiscal year, as determined in accordance with GAAP.

     (g) The Borrowers shall not directly or indirectly make, incur or permit their consolidated capital expenditures to be more than: (i) $8,500,000 for the fiscal year ending June 30, 1999, excluding capital expenditures relating to the Pearl River Project; (ii) $10,500,000 for the fiscal year ending June 30, 2000; and (iii) $11,500,000 for the fiscal year ending June 30, 2001, or for any fiscal year thereafter; as determined on a consolidated basis in accordance with GAAP.

     (h) No Borrower shall cause or permit any change of its fiscal year from June 30 of each year without the prior written consent of the Banks, which will not be withheld unreasonably.

     Section 6.02.   Indebtedness.

     (a) The Borrowers shall not directly or indirectly create, incur, assume, permit to exist, increase, renew or extend any Indebtedness on their respective parts, including commitments, lines of credit and other credit availabilities, or apply for, offer, commit or agree to do any of the foregoing, excluding, however: (i) Indebtedness owed to the Administrator or any other Bank under any of the Loan Instruments; (ii) Indebtedness incurred as permitted as Other Debt under subsection (b) of this Section, provided that the Borrowers may continue such Indebtedness, but without any increase, once incurred as so permitted;
(iii) loans or advances from one Borrower to another Borrower; (iv) the Indebtedness outstanding under the Equipment Finance Documents, including any renewal or extension thereof, but excluding any increase therein; (v) any Indebtedness incurred under any new Subordinated Debt Documents approved by the Majority Banks as provided in Section 6.12 hereof so long as no Event of Default or Default then exists or would result therefrom (whether through any Pro Forma Effect or otherwise), provided that the Borrowers may continue such Indebtedness, but without any increase, once incurred as so permitted; (vi) sale/leaseback transactions permitted under Section 7.03(c); and (vii) the existing Indebtedness listed in Schedule 3.09(a) hereto, including any renewal or extension thereof, but excluding any increase therein or the continuation of any Indebtedness being retired with the proceeds of the Loans.

     (b) The Borrowers shall not directly or indirectly create, incur, assume, permit to exist, increase, renew or extend any Other Debt, except for: (i) Other Debt so long as no Event of Default or Default then exists or would result therefrom (whether through any Pro Forma Effect or otherwise), and so long as the aggregate amount of all such Other Debt (with the amount of each item equal to the principal amount of any Indebtedness, the imputed principal amount of any lease treated as Indebtedness under GAAP or the aggregate rental payments for the initial term of any other lease (discounted to present value), as applicable) incurred during any fiscal year does not exceed $5,000,000, provided that the Borrowers may continue such obligations within those limits, but without any increase, once incurred as so permitted; (ii) leases of assets or properties from one Borrower to another Borrower; and (iii) the leases under the Equipment Finance Documents and the existing operating leases listed in Schedule 6.02(b) hereto, including any renewal or extension thereof, but excluding any increase therein or the continuation of any Indebtedness or obligation being retired or extinguished with the proceeds of the Loans.

     (c) The Borrowers shall not prepay, acquire or otherwise satisfy, in whole or in part, any of its Indebtedness, except (i) Indebtedness owed to the Administrator or any other Bank under any of the Loan Instruments, (ii) loans or advances owed by one Borrower to another Borrower, (iii) leases, provided that such prepayment of any lease results from the exercise of an early purchase option, or (iv) as permitted by agreement or consent of the Majority Banks.

     Section 6.03. Credit Support. The Borrowers shall not directly or indirectly make, create, incur, assume, permit to exist, increase, renew or extend any Credit Support on their respective parts of any Indebtedness or other obligation of any other person, or offer, commit or agree to do so, excluding, however: (a) any Credit Support relating to Indebtedness or other obligations owed to the Administrator or any other Bank under any of the Loan Instruments;
(b) the Credit Support listed in Schedule 3.09(b) hereto, including any renewal or extension thereof, but excluding any increase therein; (c) the Credit Support under the Equipment Finance Documents, including any renewal or extension thereof, but excluding any increase in the guarantied obligations; (d) the endorsement of negotiable instruments for collection or deposit in the ordinary course of the business of each Borrower; or (e) any Credit Support of the Indebtedness or other obligations of any Borrower if the Credit Support provider would have been permitted to have incurred the Indebtedness or other obligation directly and transferred the proceeds or other assets and properties to such Borrower under this Agreement and the other Loan Instruments.

     Section 6.04. Liens. The Borrowers shall not directly or indirectly make, create, incur, assume or permit to exist any Lien of any nature in, to or against any part of the Collateral or any other asset or property of the Borrowers (if any) or offer, commit or agree to or cause or assist the inception or continuation of any such Lien, excluding, however, any Permitted Lien to the extent not otherwise prohibited by this Agreement or any other Loan Instrument.

     Section 6.05. Sale or Disposition of Collateral, Etc. The Borrowers shall not directly or indirectly: (a) sell, lease, sublease, transfer, exchange, abandon or otherwise dispose of, surrender management, physical possession or control of, physically alter or relocate all or any portion of the Collateral, or offer or agree to do so, other than as expressly permitted by Sections 7.03 and 7.04 hereof; (b) cause, suffer or permit any supplement, modification or amendment to, or any waiver of any term or provision or any termination of, any Contract, any other note, stock certificate, instrument or other material account, agreement, document or intangible of the Borrowers included in the Collateral, other than as expressly permitted by Sections 7.03 and 7.04 hereof;
(c) sell, lease, sublease, transfer, exchange or otherwise dispose of any material part of its other assets or properties (individually or in a series of transactions), except for any sale of assets or properties other than any Collateral (whether in a single transaction or a series of related transactions) so long as (i) the consideration for such permitted sale is not less than fair market value, (ii) at least 90% of such consideration is paid in cash, and (iii) no Event of Default or Default then exists or could result therefrom (whether through any Pro Forma Effect or otherwise); (d) enter into any shareholders agreement, voting trust or similar agreement or arrangement or any other restriction or limitation in any way respecting assignability, transferability or any voting, dividend, distribution or other ownership right with respect to any of the Pledged Securities (whether on the face of any certificate, in any Corporate Document, in any instruction or other communication to or agreement or arrangement with any transfer agent, clearing corporation, custodial bank or other financial intermediary, or otherwise), or cause, suffer or permit any such restriction or limitation to be imposed upon or continue with respect to any of the Pledged Securities; or (e) offer or agree to or cause or assist the inception or continuation of any of the foregoing.

     Section 6.06. Investments, Loans, Advances, Etc. The Borrowers shall not directly or indirectly purchase or otherwise acquire or hold any Investment or make any Investment in or for the benefit of any other person, or offer, commit or agree to do so, except for: (a) securities received in connection with past contributions to or Investments in the subsidiaries and ventures listed in
Schedule 3.11 hereto, and loans and advances (and any repayment thereof) by a Borrower to any other Borrower; (b) the continuation of the existing Investments listed on Schedule 6.06(b) hereto; (c) the Permitted Investments, provided that the aggregate deposits and other Investments with banks and other financial institutions other than the Banks do not at any time exceed the amounts permitted by subsection (g) or (i) of this Section; (d) any Credit Support permitted under Section 6.03 hereof; (e) any collateral account established under this Agreement or any other Loan Instrument; (f) loans or advances of salary to any officer or employee of any Borrower in the ordinary course of its business that in the aggregate for all employees does not at any time exceed $250,000; (g) normal business banking accounts (i) for Aeroflex, Laboratories, Systems, Lintek, Vibrations, MIC and UTMC, in any federally insured United States commercial bank so long as the amounts on deposit with all such institutions do not exceed $100,000 for Aeroflex, Laboratories, Systems or Lintek, $150,000 for Vibrations and $250,000 for MIC or UTMC, (ii) for Comstron and MICSARL, in any commercial bank organized under the laws of France so long as the amounts on deposit with all such institutions do not exceed $100,000 in the aggregate for both Comstron and MICSARL, or (iii) in any Bank; (h) the payroll accounts maintained by the Borrowers in the ordinary course of business so long as the aggregate amount of all such accounts does not exceed $1,000,000 at any time during the period June 20 to August 20 of each year or $300,000 at any other time, provided that such payroll accounts are maintained with a commercial bank in which Permitted Investments may otherwise be made at the time; (i) the acquisition by Aeroflex of the remaining 10% of the capital stock of Europtest for a purchase price not to exceed 3,900,000 French francs; and (j) other Investments not exceeding $25,000 in the aggregate for all of the Borrowers at any one time in persons not affiliated with any Borrower.

     Section 6.07. Certain Fundamental Changes. The Borrowers shall not, and the Borrowers shall not cause, suffer or permit any of their subsidiaries to, directly or indirectly effect, enter into or offer, commit or agree to: (a) any issuance, sale, transfer, pledge or other disposition or encumbrance of any capital stock, partnership or membership interests or other securities issued by any of the Borrowers or any of their subsidiaries or the issuance of any option, warrant or other right to acquire any such securities, except that Aeroflex may
(i) issue capital stock (A) pursuant to the Plans and (B) in any public offering registered, or any arm's-length private placement exempt from registration, under the Securities Act and (ii) issue common stock and options, warrants and other rights to acquire common stock; (b) any capital reorganization or reclassification of the capital stock, partnership or membership interests or other equity securities issued by any of the Borrowers or any of their subsidiaries; (c) any transaction in which the capital stock, partnership or membership interests or other equity securities issued by any of the Borrowers or any of their subsidiaries prior to the transaction would be changed into or exchanged for different securities, whether of that or any other person, or for any other assets or properties; (d) any sale, lease, assignment, conveyance, spin-off or other transfer or disposition of all or any material part of the business or assets and properties of any of the Borrowers or any of their subsidiaries; (e) any merger, consolidation, dissolution, liquidation or winding up of any of the Borrowers or any of their subsidiaries, except that (i) any Borrower may merge with any one or more of the other Borrowers, provided that in the event of any merger with Aeroflex, (A) Aeroflex shall be the surviving corporation and (B) the capital stock and Corporate Documents of the surviving corporation shall be those of Aeroflex prior to any such merger, and (ii) so long as they are inactive subsidiaries and own no assets or properties, any of ACL, HARX, International, Old Corp or T-Cas may be dissolved; (f) the acquisition or establishment of any new subsidiary or joint venture by any of the Borrowers or any of their subsidiaries; (g) the acquisition by any of the Borrowers or any of their subsidiaries of all or substantially all of the assets and properties of any other person or any discrete division or other business unit thereof, whether by any of the Borrowers or any of their subsidiaries; or
(h) any material change in the character of the business of any of the Borrowers or any of their subsidiaries as conducted on the date of this Agreement or any adverse change in the method by which that business is conducted.

     Section 6.08. Distributions to Shareholders. The Borrowers shall not directly or indirectly: (a) declare or make any dividend, payment or other distribution of cash, assets or property with respect to any equity securities issued by any of the Borrowers, whether now or hereafter outstanding, other than such payments or other distributions as may be made to a Borrower from any of its subsidiaries, except that Aeroflex may declare or make any dividend or other distribution with respect to its common stock payable in common stock, preferred stock (other than preferred stock that would be considered Indebtedness hereunder) or any option, warrant or other right to acquire such securities; (b) redeem, purchase or otherwise acquire any securities issued by any of the Borrowers or any option or other right to acquire any such securities; (c) covenant or otherwise arrange with any person (other than with the Banks in any Loan Instrument) to directly or indirectly limit or otherwise restrict any dividend, advance or other payment on distribution (whether of cash or otherwise); or (d) offer or agree to do any of the foregoing; provided however that so long as no Event of Default or Default then exists or would result therefrom (whether through any Pro Forma Effect or otherwise), Aeroflex may redeem fractional shares of preferred stock as required under the Rights Agreement and pay the $1.00 per share preferred dividend due under any preferred stock acquired pursuant to the Rights Agreement.

     Section 6.09.   Use of Loans.

     (a) The Borrowers shall not directly or indirectly use any portion of the Loans, or cause, assist, suffer or permit the use of any portion of the Loans, in whole or in part, other than use of the Loans for the continuation of the existing Indebtedness that arose under the Existing Loan Instruments and use of the Revolving Credit Loans for the funding of the working capital needs and other general corporate purposes of the Borrowers.

     (b) No part of the proceeds of the Loans shall be used directly or indirectly to finance any hostile acquisition.

     (c) No part of the proceeds of the Loans or other credit from the Banks shall be used at any time directly or indirectly to purchase or carry any Margin Stock or otherwise in any way or for any purpose that violates, or is inconsistent with, any applicable Margin Stock Regulations.

     Section 6.10. ERISA Plans. Except for the Plans, the Borrowers shall not, and the Borrowers shall not cause, suffer or permit any of their ERISA Affiliates to, directly or indirectly establish, maintain, participate in, contribute to or permit to exist any "employee pension benefit plan" (as defined in ERISA) for any employees of any Borrower or any ERISA Affiliate; provided, however, that any Borrower or any ERISA Affiliate from time to time may establish any such plan in accordance with Applicable Law (including ERISA and the Code) with the prior written consent of the Banks (which consent will not be unreasonably withheld). The Borrowers shall use their best efforts to obtain or continue the qualification of each Plan under ERISA and the Code, as applicable, shall prepare and deliver each material report, statement or other document required by ERISA and the Code within the periods specified therein and conforming in form and substance to the provisions thereof, and shall administer each Plan in all material respects in accordance with ERISA, the Code and all other Applicable Laws, as applicable; and shall use their best efforts to cause their respective ERISA Affiliates to do each of the foregoing. In any event, no Borrower shall, and no Borrower shall cause, suffer or permit any of its ERISA Affiliates to: (i) incur, continue or fail to correct any ERISA Event in any material respect; (ii) fail to file with the appropriate Authority any required notice or report respecting any Plan as and when due; (iii) fail to respond in a timely fashion to any notice or other communication respecting any Plan from any Authority; (iv) materially increase or materially and adversely modify any funding obligation or other liability of any one or more of the Borrowers or any ERISA Affiliate (individually or in the aggregate) under any Plan (whether through amendment or termination) without the prior written consent of the Administrator (which will not be withheld unreasonably); (v) permit the present value of all accrued benefits under each Plan subject to Title IV of ERISA to exceed the value of the assets of such Plan allocable to such accrued benefits (which benefit value shall be determined either on an ongoing basis, using the Plan's reasonable actuarial assumptions, or on a termination basis, using the assumptions employed by the Pension Benefit Guaranty Corporation in connection with plan terminations, as applicable); or (vi) permit the present value of all accrued post-retirement benefits under each "employee welfare benefit plan" (as defined in ERISA) to which one or more of the Borrowers and their ERISA Affiliates is required to contribute in the aggregate to exceed the assets of such plan allocable to such benefits by more than $50,000 (determined by using the actuarial and other assumptions required under FAS 106).

     Section  6.11.  Transactions  with  Affiliates.  The  Borrowers  shall  not directly or indirectly enter into any transaction (including, without limitation, the lease, purchase, sale or exchange of any asset or property, the making of any advance or loan or the entering into of any agreement or arrangement for any payment in respect of any fee, charge or other expense for the provision of any services or any allocation of administrative salaries, expenses and other general overhead) with any affiliate (other than a Borrower) of any Borrower other than in the ordinary course and pursuant to the reasonable requirements of the business of the transacting party and upon fair and reasonable terms and provisions no less favorable to the transacting party than it would have been reasonably likely to have obtained in a comparable arm's-length transaction with a person who is not an affiliate (other than a Borrower) of any Borrower; provided that the foregoing restriction shall not apply to (i) the payment of reasonable and customary regular fees to directors of any of the Borrowers who are not employees of any of the Borrowers, (ii) loans and advances to officers of the Borrowers approved by the Boards of Directors of the relevant Borrowers and permitted by Section 6.06 hereof, (iii) reasonable employment arrangements and benefit programs for employees of the Borrowers approved by the Boards of Directors of the relevant Borrowers, (iv) the grant of reasonable stock options or similar rights to employees and directors of any of the Borrowers pursuant to plans approved by the Boards of Directors of the relevant Borrowers, (v) any intercompany Indebtedness permitted by Sections 6.02 and 6.06 hereof, (vi) any transfer of assets to another
Borrower permitted by Section 6.05 or 6.07 hereof, and (vii) any merger, consolidation or liquidation permitted by Section 6.07 hereof.

     Section 6.12. Modification of the Subordinated Debt Documents, Etc. The Borrowers shall not directly or indirectly agree to, enter into or cause, suffer or permit, any supplement to or any waiver (of their rights), modification, amendment, restatement or replacement of any Subordinated Debt Document existing on the date hereof or hereafter approved by the Banks, or enter into any new Subordinated Debt Document, or offer, commit or agree to do any of the foregoing, without the prior written consent of the Majority Banks; provided that the Majority Banks shall not unreasonably withhold their consent respecting any new Subordinated Debt Documents for new Indebtedness. The inclusion of supplements, modifications, amendments, restatements, replacements and the like in the various definitions of the Subordinated Debt Documents is not intended and shall not be deemed or construed to be permission for or acceptance of any of the foregoing by the Majority Banks. In any event, no Borrower shall cause, suffer or permit: (a) any of the obligations of any Borrower under any Subordinated Debt Document to be (i) secured by any asset or property of any Borrower or (ii) less than fully subordinated (in the judgment of the Majority
Banks) to the prior payment and satisfaction of the Obligations; or (b) any payment to be made or action to be taken under any Subordinated Debt Document without notice of any proposed action, suit or proceeding to the Banks.

     Section 6.13. Modification of the Equipment Finance Documents. The Borrowers shall not directly or indirectly agree to, enter into or cause, suffer or permit, any supplement to or any waiver (of their rights), modification, amendment, restatement or replacement of any Equipment Finance Document existing on the date hereof or hereafter approved by the Banks (other than any renewal or extension thereof permitted under Section 6.02(a)(iv) hereof or the conversion of any Lucent Equipment Financing into a sale/leaseback transaction contemplated under Section 7.03(c) hereof), or enter into any new Equipment Finance Document, or offer, commit or agree to do any of the foregoing, without the prior written consent of the Majority Banks. The inclusion of supplements, modifications, amendments, restatements, replacements and the like in the various definitions of the Equipment Finance Documents is not intended and shall not be deemed or construed to be permission for or acceptance of any of the foregoing by the Majority Banks.

     Section 6.14. Modification of the Purchase Documents. The Borrowers shall not directly or indirectly agree to, enter into or cause, suffer or permit, any supplement to or any waiver (of their rights), modification, amendment, restatement or replacement of any Purchase Document existing on the date hereof or hereafter approved by the Banks, or enter into any new Purchase Document, or offer, commit or agree to do any of the foregoing, without the prior written consent of the Majority Banks. The inclusion of supplements, modifications, amendments, restatements, replacements and the like in the various definitions of the Purchase Documents is not intended and shall not be deemed or construed to be permission for or acceptance of any of the foregoing by the Majority Banks.

     Section 6.15. Modification of the Pearl River Financing Documents, Etc. The Borrowers shall not directly or indirectly agree to, enter into or cause, suffer or permit, any supplement to or any waiver (of their rights), modification, amendment, restatement or replacement of any Pearl River Financing Document existing on the date hereof or hereafter approved by the Banks, or enter into any new Pearl River Financing Document, or offer, commit or agree to do any of the foregoing, without the prior written consent of the Majority Banks. The inclusion of supplements, modifications, amendments, restatements, replacements and the like in the various definitions of the Pearl River Financing Documents is not intended and shall not be deemed or construed to be permission for or acceptance of any of the foregoing by the Majority Banks.

     Section 6.16. Modification of the Rights Agreement, Etc. The Borrowers shall not directly or indirectly agree to, enter into or cause, suffer or permit, any supplement to or any waiver (of their rights), modification, amendment, restatement or replacement of the Rights Agreement, the rights issued thereunder or the preferred stock to be issued thereunder, or offer, commit or agree to do any of the foregoing, without the prior written consent of the Majority Banks. The inclusion of supplements, modifications, amendments, restatements, replacements and the like in the definition of the Rights Agreement is not intended and shall not be deemed or construed to be permission for or acceptance of any of the foregoing by the Majority Banks.


                                   ARTICLE VII

                                   Collateral
                                   ----------
     Section 7.01.   Continuation and Grant of Security Interests.

     (a) Pursuant to the Existing Loan Agreement, the Borrowers granted to the Administrator (for the benefit of all of the Banks) pledges, assignments, conveyances, mortgages and other security interests in and to (among other things) the Existing Collateral in order to secure the timely and full payment of the Existing Obligations, which obligations include the outstanding loans respectively described in Sections 2.01 of this Agreement and continue as part of the Obligations as described in Sections 2.01, 2.02, 2.03 and 2.13 hereof. The Borrowers hereby restate, reaffirm and continue those grants of the Existing Collateral pursuant to subsection (b) of this Section, and the Administrator (for the benefit of all of the Banks) shall retain its interests in the Existing Collateral in order to secure the timely and full payment and satisfaction of the Obligations in accordance with the respective terms and provisions of this Agreement and the other Loan Instruments. To the extent the Collateral described in subsection (b) of this Section includes assets and properties not included in the Existing Collateral, each Borrower intends to grant, and pursuant to subsection (b) of the Section grants, to the Administrator (for the benefit of all of the Banks) a continuing security interest in and to those assets and properties.

     (b) Each Borrower hereby pledges, assigns, conveys, mortgages, transfers and delivers to the Administrator (for the benefit of all of the Banks), and grants to the Administrator (for the benefit of all of the Banks) a continuing security interest in and to, all of the assets and properties of such Borrower, including (without limitation) the following:

     (i) any and all Accounts Receivable of such Borrower, and any and all Contracts or other orders, agreements or arrangements from or with any other person to purchase or procure Inventory, goods or services from such Borrower;

     (ii) any and all Inventory of such Borrower, wherever located, including any and all raw materials, work-in-progress and finished goods;

     (iii)any and all of the real estate of such Borrower described in any Mortgage, any and all fixtures and improvements thereto, and any and all interests therein;

     (iv) any and all tangible personal assets and properties of such Borrower, wherever located, including (without limitation) any and all accessions, accessories, additions, equipment, fixtures, furnishings, machinery, parts, replacements, supplies, tools and vehicles, whether or not located upon or affixed to any of the foregoing items;

     (v) any and all Pledged Securities and any and all securities issued by each of the other Borrowers (other than Aeroflex) and by each subsidiary of each Borrower, any and all other interests of such Borrower in other corporations, partnerships and ventures, any and all dividends and other distributions with respect thereto (whether cash, stock or otherwise) and splits thereof, and any and all options, warrants and other rights to acquire securities issued by any of the foregoing persons (whether from the issuer or otherwise); provided, however, that the voting capital stock issued by Comar shall not become Collateral hereunder until such time (if ever) as the Administrator has given the Borrowers notice that the Majority Banks desire that (A) Comar become a Borrower hereunder (as contemplated in Section 5.12 hereof) or (B) such stock issued by Comar be included in the Collateral hereunder;

     (vi) any and all securities issued by VTX and any and all investments issued by the Federal National Mortgage Association, Government National Mortgage Association or any other issuer (other than the voting capital stock of Comar to the extent excluded by clause (v), above) owned by such Borrower;

     (vii)any and all security entitlements and other rights, powers, privileges, remedies and interests of the referenced person in, to and under any and all of the items described above in subsections (v) and
          (vi) and any and all Organizational Documents pertaining thereto;

     (viii) any and all Pledged Permitted Investments of any Borrower;

     (ix) any and all patents, trademarks, tradenames, copyrights and other intellectual properties of such Borrower, including (without limitation) any and all applications and pending items, any and all license royalties, any and all reissues, divisions, continuations, renewals and extensions thereof (whether in whole or in part), and any and all rights corresponding to any of the foregoing throughout the world, and in the case of trademarks and copyrights the good will of the business to which each of them relates (without, however, in any way limiting the licenses granted under Section 7.02(f) hereof); and

     (x)  any and all cash, cash equivalents and other instruments;

     (xi) the Purchase Agreement and other Purchase Documents;

     (xii)any and all (A) advances, loans and other Indebtedness and other amounts (including interest) directly or indirectly owed to such Borrower by any other Borrower, any subsidiary of any Borrower or any other co-obligor, surety or pledgor, (B) Subordinated Rights, whether resulting from any payment made by such Borrower or any subsidiary of any Borrower or otherwise, and (C) Liens or Credit Support securing any such advances, loans, Indebtedness, amounts or rights;

     (xiii) any and all instruments, chattel paper, documents of title and trust receipts (and the goods covered thereby, wherever located), contract rights, warranties, casualty and other insurance policies and rights, litigation claims and rights, tradenames and other general intangibles of such Borrower and any and all computer programming data and other books and records of such Borrower, in each case arising from or with respect to all or any part of any of the items in the foregoing subsections; and

     (xiv)any and all deposits of such Borrower (whether general or special, time or demand, provisional or final, or individual or joint) maintained with any Bank or any of its affiliates, custodians, participants or designees; any and all Indebtedness and other amounts and obligations at any time owing by any Bank or any of its affiliates or participants to or for the credit, account or benefit of such Borrower; and any and all assets and properties of such Borrower in the possession, custody or control of any Bank or any of the affiliates, custodians, participants or designees of any Bank, including (without limitation) other monies, certificates of deposit, securities, instruments of debt or credit, documents of title and trust receipts (and the goods covered thereby, wherever located), and other instruments and documents;

in each case whether now existing or hereafter acquired or created, whether owned beneficially or of record and whether owned individually, jointly, as a security entitlement or otherwise, together with all products and proceeds thereof, all collections, payments and other distributions and realizations with respect thereto, any and all other rights, powers, privileges, remedies and interests of such Borrower therein, thereto or thereunder, and any and all renewals, substitutions, modifications and extensions of any and all of the items in the foregoing subsections (the foregoing items will be referred to collectively, together with the Existing Collateral and the Plainview Property, as the "Collateral"), as security for the timely and full payment and satisfaction of the Obligations as and when due; provided, however, that the Plainview Property by its terms serves as Collateral for the Mortgage Loans, interest thereon and the other related Obligations as provided in the Plainview Mortgage. However, items released from time to time from the Lien of this Agreement and the other Loan Instruments pursuant to Section 7.04 hereof or in writing by the Administrator (with the consent of the Requisite Banks, as and if required) shall no longer be considered to be "Collateral" hereunder.

     Section 7.02.   Collateral Documentation.

     (a) The Borrowers shall deliver to the Administrator or its designee (for the benefit of all of the Banks) on or before the Effective Date, and thereafter concurrently with any asset or property becoming Collateral, such assignments, pledges, deeds, mortgages, financing statements, attornments, estoppels, waivers, consents, recognitions, bailments and other instruments, documents and agreements as the Administrator from time to time may deem necessary or appropriate to evidence, confirm, effect or perfect any mortgage or other security interest granted or required to be granted under this Agreement or any other Loan Instrument, each in such form and substance as may be acceptable to the Administrator and the Majority Banks; and, at the request of the Administrator, an accompanying opinion of counsel respecting the Borrowers and such additional Collateral to the same effect as the opinion required by Section
4.05 of this Agreement, in such form and substance and from such counsel as may be acceptable to the Banks.

     (b) Each Borrower hereby irrevocably authorizes the Administrator in its discretion: (i) to file without the signature of such Borrower any and all financing statements, modifications and continuations in respect of the Collateral and the transactions contemplated by this Agreement and the other Loan Instruments; (ii) to sign any such statement, modification or continuation on behalf of such Borrower if the Administrator deems such signature necessary or desirable under Applicable Law; and (iii) to file a carbon, photographic or other reproduction of any financing statement or modification if the Administrator deems such filing necessary or desirable under Applicable Law;
provided that so long as no Event of Default is then continuing, the Administrator shall accord each Borrower an opportunity to review and sign any proposed financing statement or modification (but not continuation) to be filed against it, with the Administrator exercising its authority hereof to sign on behalf of any Borrower if such Borrower has not signed within a reasonable period of time (not to exceed 30 days); and provided further that the failure to send any such copy for review or signature shall not affect the validity or enforceability of any such signature and filing by the Administrator. The Borrowers shall promptly reimburse the Administrator for all costs and expenses incurred in connection with the preparation and filing of any such document. The Administrator shall send a copy of any such filing to the Borrowers; provided, however, that the failure to send that copy shall not affect the validity or enforceability of any such filing. The Administrator shall not be liable for any mistake in or failure to file any financing statement, modification or continuation.

     (c) The Administrator may request that material items of Collateral be legended or otherwise marked from time to time to reflect the Administrator's security interests therein (for the benefit of all of the Banks), and the Borrowers shall promptly mark each requested item in a prominent location with such legend as the Administrator may direct, which may be affixed directly or on a permanently attached plaque of customary size. The Borrowers shall not, and shall not cause, suffer or permit anyone else to, alter, cover, deface or remove any such legend without the prior written consent of the Administrator, except that such legend may be removed from items released in writing by the Administrator (with the consent of the Requisite Banks, as and if required) from time to time from the security interests created under this Agreement and the other Loan Instruments as provided herein or therein.

     (d) The Borrowers shall enter into one or more cash management agreements with the Administrator, which agreements shall be in such form and substance as may be acceptable to the Administrator. The payments under all Accounts Receivable shall be deposited in or periodically transferred to the Borrowers' accounts with the Administrator (other than the deposits permitted with other financial institutions under Section 6.06(g)(i) hereof), from which the Borrowers from time to time may make transfers or withdrawals subject to the rights, powers, privileges, remedies and interests of the Banks under this Agreement, the other Loan Instruments and Applicable Law during the continuance of any Event of Default. Nothing contained in this subsection, however, shall be deemed to alter or amend the Obligations of the Borrowers, and neither the assignment of the Accounts Receivable nor any receipt of any payments thereunder shall be deemed to constitute a payment with respect to any of the Obligations absent an exercise by the Administrator of its rights to make any such application under this Agreement.

     (e) The Banks at any time and from time to time may conduct an audit or field examination of or otherwise verify or examine the sales and Accounts Receivable, Inventory and equipment of the Borrowers in any manner such Bank may deem necessary or desirable; provided, however, that absent the continuance of any Default or Event of Default (i) the Banks will limit their audits to one per year, and (ii) the Borrowers shall be obligated to pay or reimburse such Bank(s) for the costs and expenses of such audit or field examination once by the Administrator every other year following the Effective Date, based upon when such costs and expenses were predominately incurred rather than when actually paid or reimbursed, and subject in each case to minor fluctuations in timing. If requested by the Administrator, the Borrowers promptly shall deliver to the Administrator or its designee any and all sales slips, orders, invoices and other documents evidencing the Accounts Receivable, and shall make deliveries of subsequent materials at least as frequently as requested. However, irrespective of any examination by or pledge or delivery to any Bank, no Bank (including the Administrator) shall have any obligation or liability with respect to any Account Receivable of any Borrower, including (without limitation) any obligation or liability (A) to perform any obligation of any Borrower, (B) for the enforceability or collectibility of the Account Receivable or the existence or sufficiency of any documentation, (C) for the creditworthiness of any account party, (D) for the sufficiency or reconciliation of any payment received, or (E) to make any inquiry or demand, make or file any claim, or take any other action to collect or otherwise enforce any Account Receivable.

     (f) Each Borrower hereby grants to the Administrator (for the benefit of all of the Banks) a royalty-free exclusive license, to use and assign for use in connection with any exercise or enforcement by the Administrator or any other Bank of any of its or their rights, powers, privileges, remedies and interests under this Agreement or any other Loan Instrument, in and to any and all patents, trademarks, trade names, copyrights and other intellectual properties of such Borrower, including (without limitation) any and all applications and pending items, any and all licenses held by such Borrower in and to such kinds of properties, any and all reissues, divisions, continuations and extensions thereof (whether in whole or in part) and any and all rights corresponding to any of the foregoing throughout the world.

     (g) In the event any Borrower in its discretion, or as a result of its negotiations with the Banks after the date hereof, has agreed to grant a Mortgage on additional real estate, the indicated Borrower shall execute and deliver a mortgage, in form and substance acceptable to the Banks, naming the Administrator as mortgagee (for the benefit of all of the Banks) securing the Obligations (or such portion thereof as may be identified therein) and encumbering all or such portion of the real estate of such Borrower as the Banks specified in such request, together with such title insurance, surveys, environmental reports, flood certificates, and other instruments and documents as the Banks may request. Promptly following each specific request to the Banks hereunder, any Borrower under a mortgage shall procure (at its own cost and expense, but not more frequently than annually) an appraisal of the mortgaged property from a certified appraiser of recognized national standing acceptable to the Banks.

     (h) Promptly following each specific written request of the Banks hereunder, the indicated Borrower shall execute and deliver assignments of its claims under any requested Material Government Contracts in form and substance suitable for submission to the appropriate federal Authority and acceptable to the Banks, assigning all or such portion of the payments under such Material Government Contract(s) as the Banks specified in such request.

     Section 7.03. Rights of the Borrowers to the Collateral, Etc. Subject to the terms and provisions of this Agreement and until such time as the Administrator (with the consent of the Requisite Banks, as and if required) shall give notice to the Borrowers to the contrary during the continuance of any Event of Default and after (or in combination with) any Default Declaration, without regard to whether any other action has been taken by the Administrator or any other Bank under this Agreement or any other Loan Instrument, the Borrowers shall have the right to do the things expressly permitted by any subsection of this Section notwithstanding the restrictions contained in Section
6.05 hereof (but shall not have such right after such notice has been given to the extent specified in such notice):

     (a) The Borrowers shall have the full power and authority in the ordinary course of business (i) to use in their business any item of Collateral (other than instruments, securities and other general intangibles in the possession of the Administrator or its designee for the benefit of all of the Banks), (ii) to maintain, repair, replace and retire equipment in accordance with Section 5.07(a) hereof, (iii) to temporarily deliver work-in-progress to one or more subcontractors for processing, and to relocate finished goods Inventory to one or more public warehouses from which any Borrower has obtained recognition and access agreements in form and substance reasonably acceptable to the Banks, (iv) to sell or lease any Inventory, (v) to sell or otherwise voluntarily dispose of any equipment or goods (other than Inventory) or any obsolete or defective Inventory for fair value (if any) if the sale or other disposition will not materially and adversely affect the business or operations of the Borrowers (which sale or other disposition need not be repetitive to be in the normal course), subject, however, to Section 2.05(f) hereof, (vi) to modify or amend any Contract or other agreement or document included in the Collateral, (vii) to reduce any payment or otherwise settle any dispute under any Contract or other material Account Receivable or other account, note, stock certificate, instrument, agreement, document or intangible included in the Collateral if such action will not have a Material Adverse Effect and the Borrowers determine in good faith that it is in their best interest to do so, (viii) to license or sublicense any patent, trademark, trade name or other technological or intellectual property if the Borrowers determines in good faith that it is in their best interest to do so, (ix) to diligently service and collect the proceeds of any Accounts Receivable, which may include such discounts and reductions as may be usual and customary, (x) to use in their business the cash proceeds from such Inventory and Accounts Receivable, and (xi) to deposit, withdraw and use in their business funds and other cash equivalents constituting Collateral under Section 7.01(b)(ix) hereof; provided, however, that such power shall not be exercised to the extent (A) such exercise could conflict with or prejudice the continued perfection of any security interest in any item of the Collateral (other than through such sales, use of cash proceeds or withdrawals or use of funds) or (B) any Event of Default or Default could result therefrom (whether through any Pro Forma Effect or otherwise).

     (b) In the event of any (i) sale or other voluntary disposition of any Collateral or other asset or property of any Borrower (other than Inventory in the ordinary course of business) in any transaction permitted by subsection (a) of this Section or any other provision of this Agreement or any other Loan Instrument, (ii) damage, destruction or other loss, or condemnation or other involuntary disposition, of any Collateral or other asset or property of any Borrower so long as it does not constitute a default under Section 8.01(l) of this Agreement, in each case whether in whole or in part, the affected Borrower shall have the right to apply the amounts received therefrom (whether payments, proceeds or otherwise) to the repair, rebuilding or replacement of those assets or the acquisition of additional assets if, and only if: (A) the affected Borrower in its discretion has elected to repair, rebuild or replace those assets or acquire additional assets of at least equivalent value and business utility; (B) the affected Borrower has sufficient additional funds with which to do so (if the amounts received and to be received are not sufficient to do so); and (C) if the affected Borrower does so, (1) those assets would constitute (or continue to constitute) Collateral (unless repairing, rebuilding or replacing any asset or property not constituting Collateral), (2) the representations and warranties of the Borrowers pertaining to that Collateral or other asset or property in this Agreement and the other Loan Instruments would (upon completion) be true and correct, and (3) no Event of Default or Default could result therefrom (whether through any Pro Forma Effect or otherwise). If those amounts are to be applied to such repair, rebuilding, replacement or acquisition and are received by any Bank, then the receiving Bank shall promptly remit those amounts to the affected Borrower for such use; provided that if such amounts exceed $100,000, the Administrator (at the request of any Bank in its discretion) shall hold such proceeds as received and disburse them to the affected Borrower for such purposes upon delivery to the Banks of satisfactory evidence of (x) full payment to the requisite third parties, (y) good title and the absence of competing security interests and other encumbrances and adverse claims, and (z) the satisfaction of such other conditions as may be required by the Loan Instruments or reasonably requested by the Banks. In the event any Borrower receives any such payments or proceeds (other than disbursements from the Administrator or remittances from any such receiving Bank), such Borrower shall accept and hold those funds in trust for the benefit of the Banks and shall promptly pay or deliver those proceeds to the Administrator for application as provided above.

     (c) The Borrowers shall have the right to sell any equipment in any sale/leaseback transaction (i.e., in a transaction where a Borrower will immediately lease the equipment back) so long as: (i) no Default or Event of Default is then continuing or would result therefrom; (ii) the aggregate amount of such transactions do not exceed $5,000,000 in the aggregate in any fiscal year, provided, however, that the conversion of any Lucent Equipment Financing into a sale/leaseback transaction shall be in addition to and not counted against such $5,000,000 amount; (iii) the consideration for such permitted sale is not less than fair market value; (iv) such consideration is paid in cash; and
(v) the Borrowers pay to the Banks the amount required under Section 2.05(f) with respect to the incurrence of the Other Debt in such transaction.

     (d) The Borrowers shall have the right to sell any securities issued by VTX and any investments issued by the Federal National Mortgage Association or Government National Mortgage Association so long as: (i) no Default or Event is then continuing or would result therefrom; (ii) the consideration for such permitted sale is not less than fair market value; and (iii) at least 90% of such consideration is paid in cash.

     (e) In instances not involving a permitted sale or disposition, the Borrowers shall have the full power and authority to relocate any item of Collateral, except for Collateral held by the Administrator or its designee (for the benefit of all of the Banks), so long as (i) the new location is within the continental United States or Puerto Rico, (ii) the relocation will be made at the sole cost and expense of the Borrowers, which shall bear all risk of loss and any and all other liabilities related thereto, (iii) the Borrowers give the Banks at least thirty (30) days' prior written notice of any proposed relocation, (iv) prior to relocation the Borrowers execute and deliver to the Administrator such financing statements and other instruments and documents as the Administrator may deem necessary or desirable, (v) prior to relocation the Borrowers provide evidence satisfactory to the Banks that all insurance will be applicable in the new location to the extent required by this Agreement and the other Loan Instruments, and (vi) immediately following the relocation as proposed, the representations and warranties set forth in this Agreement (as and if updated by way of supplements to the schedules, statements, reports, certificates or notices required hereunder and previously delivered to and accepted by the Administrator) shall be true and correct in all material respects on and as of that date with the same effect as though those representations and warranties had been made on and as of that date; provided, however, that the Borrowers will not make any relocation to which the Banks give written notice of their objection.

     (f) The Borrowers shall be entitled to exercise in good faith any and all voting, waiver or consensual rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Borrowers shall not be permitted to exercise or refrain from exercising any such right or power to the extent such exercise or nonexercise could (i) have a material and adverse effect on the value of the Collateral or any part thereof or (ii) result in any Default or Event of Default.

     (g) The Borrowers shall be entitled to receive and retain any and all dividends, other distributions of profit and interest payable in cash on the securities constituting part of the Collateral; provided, however, that any and all stock or liquidating dividends, returns of capital or other distributions of cash or other assets or properties made on, in respect of, upon, in redemption of, in exchange for or in payment of principal of any such Collateral (whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof, any merger, consolidation, acquisition or other exchange of assets or securities to which any such issuer may be a party, any conversion, call or redemption, or otherwise) shall be and become part of the Collateral pledged under this Agreement (whether or not any Default or Event of Default is then continuing), and, if received by any Borrower, shall be (i) delivered immediately to the Administrator or its designee (accompanied by the documentation required under this Agreement) to be held as Collateral pursuant to this Agreement or (ii) invested in Permitted Investments in accordance with
Section 6.06 hereof, which Permitted Investments shall be and become Collateral pledged under this Agreement (collectively, the "Pledged Permitted Investments").

     Section 7.04. Partial Releases. The Administrator from time to time shall release portions of the Collateral from the Liens granted under this Agreement and the other Loan Instruments qualifying for release under and subject to the terms and conditions of subsection (a), (b) or (c) of this Section, shall execute and deliver the documentation reasonably required to effect each such release (in such form and substance as may be acceptable to the Administrator and the Majority Banks), and shall return the applicable instruments and other documents to the Borrowers or their designee, in each case subject to receipt of evidence and documentation in such form and substance as may be acceptable to the Administrator and the Majority Banks, that those terms and conditions have been satisfied; provided that no Event of Default or Default then exists or could result therefrom (whether through any Pro Forma Effect or otherwise). Any and all actions under this Section shall be without any recourse to or representation or warranty by the Administrator or any other Bank and shall be at the sole cost and expense of the Borrowers.

     (a) In the event of any sale or other disposition of any Collateral expressly permitted under Section 7.03(a) hereof or any other term or provision of this Agreement or any other Loan Instrument, the Administrator will release that item, subject to receipt by the Administrator of any payment or prepayment from the Borrowers required by this Agreement or any other Loan Instrument.

     (b) In the event any debtor under any indenture, agreement, note, instrument or Account Receivable pledged to the Administrator (for the benefit of all of the Banks) pursuant to this Agreement shall have paid all amounts due thereunder in full and shall have complied with all other terms and conditions thereof, then, subject to receipt by the Administrator of any payment or prepayment from the Borrowers required by this Agreement or any other Loan Instrument, those items shall be deemed to have been automatically released as Collateral from the security interests created by this Agreement, and if requested the Administrator will return the applicable instruments and other documents to the Borrowers or their designee.

     (c) In the event any items of parts or equipment shall have been replaced or removed and sold or otherwise disposed of by any Borrower in the ordinary course of maintenance pursuant to Section 5.07(a) hereof, then, subject to receipt by the Administrator of any payment or prepayment from the Borrowers required by this Agreement, those items shall have been deemed to have been automatically released as Collateral from the security interests created by this Agreement.

     Section 7.05.   Litigation Respecting Collateral.

     (a) In the event that any action, suit or other proceeding (whether or not purportedly on behalf of any Borrower) at law, in equity, in arbitration or before any other Authority involving or affecting the Collateral (a "Proceeding") is contemplated by any Borrower or is otherwise commenced by or against any party hereto, the Borrowers shall give the Banks immediate notice thereof. Within twenty (20) Business Days after its receipt of such notice, the Administrator (with the consent of the Majority Banks) shall notify the Borrowers that either (i) the Administrator will join in the Proceeding, (ii) a specified designee of the Administrator or any other Bank will join in the Proceeding, or (iii) the Borrowers may prosecute the Proceeding without the participation of any Bank or its designee, which Proceeding in any event shall be conducted in accordance with the provisions of subsection (b) of this Section. In the event the Administrator fails to respond to such notice of the Proceeding within that period, the Banks shall be deemed to have elected alternative (iii) above, without, however, waiving any other right, power, privilege, remedy or interest of the Banks under this Agreement, the other Loan Instruments and Applicable Law.

     (b) If any Borrower elects to commence a Proceeding or a Proceeding has otherwise been commenced by or against any party hereto, the Borrowers shall cause the same to be prosecuted (i) in such a manner that all the rights of the Banks are preserved and protected to the fullest extent reasonably possible and
(ii) with counsel to such Borrower that is acceptable to the Administrator and the Majority Banks and represents both such Borrower and the Banks. Subject to compliance by the Borrowers with the foregoing: (A) the Administrator (if named as a party by someone other than any Borrower) shall join in the Proceeding and take any other action reasonably requested by counsel to such Borrower to facilitate the prosecution thereof, all at the sole cost and expense of the Borrowers; and (B) the Proceeding may be prosecuted by such Borrower in such manner as such Borrower and its counsel reasonably deem appropriate. In any event, if the Administrator or any other Bank determines at any time during the pendency of a Proceeding (after consultation with counsel to the Administrator) that the interests of one or more of the Banks are at variance with the interests of any Borrower, the Administrator (with the consent of the Majority Banks) may appoint its own counsel (at the expense of the Borrowers) to represent the Banks in the Proceeding, and the Borrowers and their counsel shall cooperate with the Banks and their counsel to the fullest extent possible in that Proceeding.

     Section 7.06. Power of Attorney. With respect to the various assets and properties included or required to be included in the Collateral hereunder, each Borrower hereby irrevocably makes, constitutes and appoints the Administrator and the Administrator's executive officers (Vice President or above), and each of them, with full power of substitution, as the true and lawful attorney-in-fact of such Borrower, with full power and authority from time to time in the name, place and stead of such Borrower to: (a) take possession of and execute or endorse (to any Bank or otherwise) any one or more contracts, mortgages, deeds, pledges, assignments, instruments and other documents, and any one or more notes, checks, drafts, bills of exchange, money orders or other documents received in payment for or on account of those assets and properties;
(b) receive, open and dispose of the mail and other deliveries of such Borrower respecting the Collateral and request postal authorities and others to change the delivery address(es) for such Borrower to such address(es) as the Administrator may deem necessary or desirable; (c) demand, collect and receive any monies due on account of those assets and properties and give receipts and acquittances in connection therewith; (d) negotiate and compromise any claim, and commence, prosecute, defend, settle or withdraw any claims, suits or proceedings, pertaining to or arising out of those assets and properties; (e) pay any Indebtedness or other liability or perform any other obligation required to be paid or performed under this Agreement or any other Loan Instrument by the Borrowers or any other person (other than the Administrator); (f) prepare and execute on behalf of the Borrowers any mortgage, financing statement or other evidence of a security interest contemplated by this Agreement, or any modification, refiling, continuation or extension thereof; (g) take any other action contemplated by this Agreement or any other Loan Instrument; and (h) sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing; provided, however, that the above-named attorneys-in-fact may exercise the powers set forth in this Section only following the written notice of the Administrator or any other Bank pursuant to
Section 7.07(a) of this Agreement and during the continuance of the subject Event of Default, whether or not any reference to this Power of Attorney is made in that notice, and without regard to whether any other action has been taken by the Administrator or any other Bank under this Agreement or any other Loan Instrument. This Power of Attorney is hereby declared to be irrevocable, with full power of substitution and coupled with an interest. This Power of Attorney shall survive the dissolution, reorganization or bankruptcy of any Borrower and shall extend to and be binding upon the successors, assigns, heirs and legal representatives of each Borrower. This Power of Attorney may be exercised (i) by any one of the above-named attorneys-in-fact, or by any substitute designated by any of those attorneys-in-fact, and (ii) by signing for any Borrower individually on any document or instrument, or by listing two or more of the persons (including the Borrowers) for whom any document or instrument is being signed and signing once, with a single signature by the attorney-in-fact or substitute being effective to exercise the Powers of Attorney of all persons so listed. A facsimile signature shall be effective if so affixed. The Administrator shall not be liable for any failure to collect or enforce the payment of any of those assets and properties.

     Section 7.07.   Rights of the Banks to the Collateral, Deficiencies, Etc.

     (a) If any Event of Default shall have occurred and is then continuing and a Default Declaration has been issued, the Administrator (with the consent of the Requisite Banks, as and if required) may take (and/or may cause one or more of its designees to take) any or all of the following actions, after giving the Borrowers prior written notice, or in the case of clauses (v), (vi) or (ix) after giving the Borrowers at least three (3) Business Days' prior written notice (which notice period each Borrower acknowledges and agrees to be adequate and reasonable, and which notice may be combined with a Default Declaration) to the Borrowers, with a single such notice being sufficient to entitle the Administrator from time to time thereafter to take any one or more of the actions described below):

     (i) prohibit any Borrower from taking any action with respect to the Collateral otherwise permitted by this Agreement and the other Loan Instruments;

     (ii) notify each of the mortgagors, obligors, lessees, issuers, custodians and other parties with respect to or interested in any item of the Collateral of the interest of the Administrator or Banks therein or of any action proposed to be taken with respect thereto, and direct one or more of those parties to make all payments, distributions and proceeds otherwise payable to any Borrower with respect thereto directly to the Administrator (for the benefit of all of the Banks) or its order until notified by the Administrator that all the Obligations have been fully paid and satisfied;

     (iii)receive and retain all payments, distributions and proceeds of any kind with respect to any and all of the Collateral;

     (iv) direct the Borrowers or any other holder of Collateral to assemble and deliver such Collateral to the Administrator or its designee at such time(s) and place(s) as the Administrator from time to time may specify, all without any risk or expense to the Administrator or any other Bank; or enter any premises where any item of Collateral may be located (to the extent permitted by Applicable Law with respect to classified areas), with or without permission or process of law but without breach of the peace, and seize and remove such Collateral or remain upon such premises and use or dispose of such Collateral as contemplated under this Agreement and the other Loan Instruments;

     (v) request the judicial appointment of a receiver respecting the Collateral (excluding funds in the possession of any Bank or its designee and such other Collateral as the Administrator (with the consent of the Requisite Banks, as and if required) may specify in its request) in any action, suit or proceeding in which claims are asserted against the Collateral by the Administrator or its designee, irrespective of the solvency of any Borrower or any other person or the adequacy of any collateral, and without notice to or the approval of any Borrower, which receiver shall have the power to manufacture, operate, sell, lease or rent such items of Collateral pending the sale of all of the Collateral and to collect the rent, issues and profits therefrom, together with such other powers as may have been requested by the Administrator (with the consent of the Requisite Banks, as and if required), and shall apply the amounts received (net of all proper charges and expenses) to the Obligations as provided in this Agreement;

     (vi) except to the extent provided otherwise by the New York Real Estate Law, with respect to Collateral that is not subject to foreclosure and the like, take any action with respect to the offer, sale, lease or other disposition, and delivery of the whole of, or from time to time any one or more items of, the Collateral, including, without limitation: (A) to sell, commit, assign, lease or otherwise dispose of the whole of, or from time to time any part of, the Collateral, or offer, commit or agree to do so, in any established market or at any broker's board, private sale or public auction or sale (with or without demand on any Borrower or any advertisement or other notice of the time, place or terms of sale) for cash, credit or any other asset or property, for immediate or future delivery, and for such consideration and upon such terms and subject to such conditions as the Administrator (with the consent of the Requisite Banks, as and if required) in its sole and absolute discretion may determine, and any Bank (with the consent of the Majority Banks) may purchase (the consideration for which may consist in whole or in part of cancellation of Indebtedness) or any other person may purchase the whole or any one or more items of the Collateral, and all items purchased shall be free and clear of any and all rights, powers, privileges, remedies and interests of the Borrowers (whether individual, joint, several or otherwise), which each Borrower has expressly waived pursuant to Section 7.09 hereof; (B) to postpone or adjourn any such auction, sale or other disposition, to cause the same to be postponed or adjourned from time to time to a subsequent time and place, or to abandon or cause the abandonment of the same, all without any advertisement or other notice thereof; and (C) to carry out any agreement to sell any item or items of the Collateral in accordance with the terms and provisions of such agreement, notwithstanding that, after the Administrator shall have entered into such an agreement, all the Obligations may have been paid and satisfied in full;

     (vii)exercise any voting, consent, enforcement or other right, power, privilege, remedy or interest of any Borrower pertaining to any item of Collateral to the same extent as if the Administrator were the outright owner thereof (for the benefit of all of the Banks), provided that the Administrator shall not be entitled to exercise any of the voting rights of any Borrower pertaining to any equity interest in another person unless and until the Administrator has given specific written notice to the Borrowers, apart from the notice first referred to in this subsection, of the Administrator's election to exercise one or more, or all, such voting rights;

     (viii) take possession of and thereafter deal with or use from time to time all or any part of the Collateral in all respects as if the Administrator were the outright owner thereof (for the benefit of all the Banks), which shall include (without limitation) the right to manufacture, operate, sell, lease or rent items of Collateral, as well as to sell parts of the Collateral pending the sale of all of the Collateral, and to collect the rent, issues and profits therefrom;

     (ix) transfer or cause the transfer of the ownership of all or any part of the Collateral (with the consent of the Majority Banks) to its own name, the name of any other Bank or any designee and have such transfer recorded in any jurisdiction(s) and publicized in any manner deemed appropriate by the Administrator; and

     (x) in addition to, and not by way of limitation of, any of the rights specified above, exercise or enforce any and all rights, powers, privileges, remedies and interests afforded to the Administrator or any other Bank under this Agreement, the other Loan Instruments and any and all provisions of Applicable Law (including, without limitation, the Uniform Commercial Code and the New York Real Estate
          Law), whether as a secured party or mortgagee in possession of collateral or otherwise.

     (b) The Administrator shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by subsection
(a) above and/or the Plainview Mortgage, and, after deducting all costs and expenses incurred by the Administrator and any person designated by the Administrator to take any of the actions enumerated in subsection (a) above in connection with such collection and sale or disposition (including attorneys' disbursements, expenses and fees), the Administrator shall apply the same in accordance with the terms and provisions of this Agreement unless the Administrator (with the consent of the Majority Banks) shall elect to retain the same as additional or substitute Collateral to the extent such retention is permitted by this Agreement or any other Loan Instrument. In the event any funds remain after satisfaction in full of the Obligations, then the remainder shall be returned to the Borrowers, subject, however, to any other rights or interests any one or more of the Banks may have therein under any other instrument, agreement or document or Applicable Law.

     (c) If the amount of all proceeds received with respect to and in liquidation of the Collateral that shall be applied to payment of the Obligations shall be insufficient to pay and satisfy all of the Obligations in full, the Borrowers acknowledge and agree that they shall remain jointly and severally liable for any deficiency, together with interest thereon and costs of collection thereof (including attorneys' disbursements, expenses and fees), in accordance with the terms and provisions of this Agreement and the other Loan Instruments.

     Section 7.08. Performance by the Administrator. In the event any Borrower fails to pay or otherwise perform or satisfy any of its obligations to others or under or in respect of any of the Collateral or any other material asset or property of such Borrower as required by this Agreement or any other Loan Instrument, the Administrator (with the consent of the Majority Banks, time permitting) shall have the right in its sole and absolute discretion) (but shall be under no duty or obligation) to make any such payment or cause the performance or satisfaction of any other such obligation, including (without limitation) the payment of any tax, claim or insurance premium, the maintenance or defense of any part of the Collateral or the purchase or discharge of any Lien on any part of the Collateral. The Administrator will endeavor to give the Borrowers prior notice (which may be by telephone or telecopy) of any such payment or action; provided, however, that the failure to give such notice shall not affect the validity of the payment or action or the reimbursement obligations of the Borrowers with respect thereto. The Borrowers shall pay or reimburse on demand any and all amounts advanced or expenses incurred by the Administrator or its designee under this subsection, which shall constitute additional Loans under (and secured by) this Agreement and shall bear interest at the rate applicable to the Loans. No payment made or action taken by the Administrator, any other Bank or its designee shall be deemed or construed to be a waiver, cure or satisfaction of the underlying default, which default shall be deemed to be continuing until such time (if ever) as the Borrowers have, prior to the Maturity Date, (i) resumed the payment, performance and satisfaction required by this Agreement and the other Loan Instruments and (ii) repaid all Loans advanced for such payments and actions, together with interest thereon, and paid all others to whom the Administrator has requested direct payment respecting such payments and actions.

     Section 7.09.   Certain Acknowledgments and Waivers by the Borrowers.

     (a) Each Borrower acknowledges and agrees that the rights, powers, privileges, remedies and interests granted to or conferred upon the Administrator or any other Bank in respect of any of the Collateral by this Agreement, the other Loan Instruments and Applicable Law are purely discretionary and shall not, and shall not be deemed or construed to, impose upon the Administrator or any other Bank any duty or other obligation (A) to sell, foreclose or otherwise realize upon any of the Collateral, (B) to protect or preserve any of the Collateral, (C) to perform or satisfy any obligation under or respecting any of the Collateral or any Borrower, (D) to mitigate or otherwise reduce any damage or other loss, or (E) to otherwise exercise or enforce any such right, power, privilege, remedy or interest. Any sale, foreclosure or other realization upon any of the Collateral, or any other exercise or enforcement of any such right, power, privilege, remedy or interest, if undertaken by the Administrator or any other Bank in its discretion (with the consent of the Requisite Banks, as and if required), may be delayed, discontinued or otherwise not pursued or exhausted for any reason whatsoever (whether intentionally or otherwise). Without limiting the generality of the foregoing, to the extent waiver is not limited under Applicable Law, each Borrower hereby expressly waives each and every claim or defense, and agrees that it will not assert or pursue (by action, suit, counterclaim or otherwise) any claim or defense, respecting (i) any settlement or compromise with any obligor or other third party under any Account Receivable, account, note, instrument, agreement, document or general intangible included in the Collateral, irrespective of any reduction in the potential proceeds therefrom,
(ii) the selection or order of disposition of any of the Collateral (which may be at random or in any order(s) the Administrator (with the consent of the Requisite Banks, as and if required) may select in its sole and absolute discretion), (iii) any private sale of any of the Collateral, whether or not any public market exists, (iv) the choice or timing of any sale date (which the Administrator (with the consent of the Requisite Banks, as and if required) may select in its sole and absolute discretion), irrespective of whether greater sale proceeds would be realizable on a different sale date, (v) the adequacy of the sale price of any of the Collateral, (vi) any insufficiency of the proceeds to fully satisfy the Obligations, (vii) any sale of any of the Collateral to the first person to receive an offer or make a bid, (viii) the selection of any purchaser of any of the Collateral, or (ix) any default by any purchaser of any of the Collateral. Neither the Administrator, nor any other Bank nor any of their respective representatives shall incur any liability in connection with any sale of or other action taken respecting any of the Collateral in accordance with the provisions of this Agreement, any other Loan Instrument or Applicable Law.

     (b) Each Borrower hereby expressly waives the applicability of any and all Applicable Laws respecting collateral or its disposition that are or may be in conflict with the terms and provisions of this Agreement and the other Loan Instruments now or at any time in the future to the extent waiver is not limited under Applicable Law, including (without limitation) those pertaining to notice (other than notices required by this Agreement or any other Loan Instrument), appraisal, valuation, stay, extension, moratorium, marshaling of assets, exemption and equity of redemption; provided, however, that the preceding provision is not intended to confer upon any Bank any right, power, privilege, remedy or interest not permissible under Applicable Law notwithstanding the foregoing waivers.

     Section 7.10. Termination of Security Interests. The security interests granted to the Administrator (for the benefit of all of the Banks) hereunder shall terminate when the Obligations shall have been fully paid and satisfied. Upon such complete payment and satisfaction: the Administrator shall reassign, release and/or deliver to the Borrowers all Collateral then held by or at the direction of the Administrator (for the benefit of all of the Banks) under the Loan Instruments; and, if requested by the Borrowers, the Administrator shall execute and deliver to the Borrowers for filing in each office in which any financing statement, mortgage, or lease, or assignment thereof, relating to the Collateral, or any part thereof, shall have been filed, a termination statement under the Uniform Commercial Code or an appropriate satisfaction, release, reconveyance or reassignment releasing the Administrator's interest therein, and any other instrument or document that the Borrowers deem reasonably necessary to evidence the termination of the Administrator's security interest, each in such form and substance as may be acceptable to the Administrator. Any and all actions under this Section shall be without any recourse to or representation or warranty by any Bank (including the Administrator) and shall be at the sole cost and expense of the Borrowers.


                                  ARTICLE VIII

                              Defaults and Remedies
                              ---------------------

     Section 8.01. Events of Default. Each of the following events shall constitute a default under this Agreement (each an "Event of Default"):

     (a) any representation or warranty made in this Agreement or any other Loan Instrument shall prove to have been false or misleading in any material respect when made (or deemed made);

     (b) any report, statement, certificate, schedule or other document or information furnished (whether prior to, on or after the Effective
          Date) in connection with this Agreement or any of the other Loan Instruments shall prove to have been false or misleading in any material respect when furnished (or deemed furnished);

     (c) any default, whether in whole or in part, shall occur in the payment of the principal of, the interest on or any other amount respecting:
          (i) the Loans or any of the other Obligations; (ii) any other Indebtedness of any Borrower to any Bank or any of its affiliates; or
          (iii) any Credit Support from any Borrower to any Bank or any of its affiliates respecting any Indebtedness of any other person;

     (d) any default, whether in whole or in part, shall occur in the due observance or performance of any covenant, term or provision to be performed under Article VI of this Agreement (other than under Section
          6.10 or 6.11 hereof), and such default shall continue for a period of five (5) days after the earlier of notice thereof to or knowledge thereof by any Borrower; provided, however, that if such default is capable of being cured and if any Borrower shall have commenced to cure such default within such period and shall proceed continuously in good faith and with due diligence to cure such default, then such period instead shall be fifteen (15) days;

     (e) any default, whether in whole or in part, shall occur in the due observance or performance of any other covenant, term or provision to be performed under this Agreement and the other Loan Instruments by any Borrower or any other party thereto (other than any Bank), which default is not described in any other subsection of this Section, and such default shall continue for a period of ten (10) days after the earlier of notice thereof to or knowledge thereof by any Borrower; provided, however, that if such default is capable of being cured and if such Borrower or such other party shall have commenced to cure such default within such period and shall proceed continuously in good faith and with due diligence to cure such default, then such period instead shall be thirty (30) days;

     (f) any "Event of Default" shall occur under (and as defined in) any Mortgage, whether in whole or in part, or any principal payment thereunder (in whole or in part) shall be accelerated or otherwise become due or payable prior to the scheduled payment date; or any "Event of Default" (or similarly defined term) shall occur under (and as defined in) any Pearl River Financing Document or Subordinated Debt Document, whether in whole or in part, or any principal payment thereunder (in whole or in part) shall be accelerated or otherwise become due or payable prior to the scheduled payment date;

     (g) any default, whether in whole or in part, shall occur in the due observance or performance of any term or provision of any instrument(s) or agreement(s) (other than a Loan Instrument) respecting any Indebtedness of any one or more of the Borrowers if such Indebtedness is in excess of $500,000 in the aggregate or arises under any Equipment Finance Document or any Credit Support by any one or more of the Borrowers of the Indebtedness or other obligations of any other person(s) if such Indebtedness is in excess of $500,000 in the aggregate or arises under any Equipment Finance Document, that shall cause or permit acceleration of any such Indebtedness or demand for payment under any such Indebtedness or Credit Support, which default is not described in any other subsection of this Section, unless payment shall be made or action shall be taken in an amount or manner sufficient to cure it within ten (10) days after the earlier of notice of such default to or knowledge thereof by any Borrower, or such lesser period as may be provided thereunder, provided that such payment or action would not result in a breach of any term or provision of this Agreement and the other Loan Instruments; provided, however, that if such default is capable of being cured and if the relevant Borrower shall have commenced to cure such default within such period and shall proceed continuously in good faith and with due diligence to cure such default, then such period instead shall be thirty (30) days or such lesser period as may be provided thereunder;

     (h) any Borrower shall (i) fail or be unable to pay its debts generally as they become due, (ii) conceal, remove or transfer any of its assets and properties in violation or evasion of any bankruptcy, fraudulent conveyance or similar Applicable Law, (iii) make a general assignment for the benefit of its creditors, (iv) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties, (v) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code, (vi) file with or otherwise submit to any governmental Authority any petition, answer or other document seeking (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future Applicable Law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, (vii) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such Applicable Law, (viii) be adjudicated a bankrupt or insolvent, or (ix) take any action for the purpose of effecting any of the foregoing;

     (i) any case, proceeding or other action shall be commenced against any Borrower for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part), anything specified in subsection (h) of this Section, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to any Borrower, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of any Borrower, and any of the foregoing shall continue unstayed and in effect for any period of 30 days;

     (j) one or more final judgments for the payment of money in excess of an aggregate of $500,000 shall be rendered against any Borrower and the same shall remain undischarged for a period of 30 days during which levy and execution shall not be effectively stayed or contested in good faith;

     (k) any action, suit, investigation or proceeding involving or affecting any Plan or any assets of properties of any Plan shall be adversely determined; any fiduciary or sponsor of, or participant in, any Plan shall take or commit any of the actions specified in subsection (h) of this Section in respect of the Plan or all or substantially all of its assets and properties; or any action, suit or proceeding shall otherwise be commenced against any Plan or any of its fiduciaries, sponsors or participants for the purpose of effecting, or any order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part), anything specified in subsection (h) of this Section in respect of any Plan or all or substantially all of its assets and properties, or any receiver, trustee, assignor, custodian, sequestrator, liquidator or other official shall be appointed with respect to any Plan or all or a substantial part of its assets and properties, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of any Plan, and any of the foregoing shall continue unstayed and in effect for any period of 30 days; provided that any such event (individually or in the aggregate with any other such event(s)) has had or could have (in the reasonable judgment of the Administrator and the Majority Banks) an ERISA Effect;

     (l) any loss, damage, destruction or other material impairment, deterioration or diminution, or any termination, foreclosure, condemnation or other involuntary disposition, in whole or in part, shall occur with respect to all or any part of the Collateral (other than fully insured casualty losses to the extent the Administrator has a perfected first priority security interest in and actually receives all insurance proceeds with respect thereto to the extent required by this Agreement and the other Loan Instruments), or the Administrator's perfected security interest therein, or any Borrower shall do or fail to do or resist, or cause, suffer or permit anyone else to do, anything that would so affect any such collateral or security interest;

     (m) any Loan Instrument (in whole or in part) at any time and for any reason whatsoever (i) shall cease to be in full force and effect, (ii) shall be declared null and void, (iii) shall be contested or otherwise challenged as to its validity or enforceability by any of the Borrowers or (iv) shall be the subject of any denial by any of the Borrowers of any liability or obligation of such party thereunder;

     (n) any of the Borrowers shall be or become the subject of or a party to any criminal conviction in any material respect (other than a misdemeanor);

     (o) a change shall occur in the control of Aeroflex or any other Borrower, whether by a change in ownership or otherwise; or

     (p) there shall occur any event or events that (individually or in the aggregate with any other event(s)) has had or could have a Material Adverse Effect as determined by the Administrator and the Majority Banks in the exercise of their reasonable judgment.

     Section 8.02. Remedies upon Default. Upon the occurrence or at any time thereafter during the continuance of any Event of Default and the issuance of a Default Declaration, the Administrator (with the consent of the Requisite Banks, as and if required), upon notice to the Borrowers (which may be combined with the Default Declaration), shall be entitled, without limiting the ability to do so at other times (each Borrower hereby acknowledging that all Letter of Credit Advances and interest thereon and certain other Obligations are payable on demand as provided in Article II hereof notwithstanding anything in this Section or in Section 8.01 to the contrary): (a) to terminate the Commitment; (b) to declare the Loans and all other Obligations to be immediately due and payable, whether principal, interest or otherwise, without presentment, demand, protest or other notice of any kind (all of which are hereby expressly waived by each Borrower), notwithstanding anything contained in this Agreement, any Note or any of the other Loan Instruments to the contrary; (c) to exercise or enforce any one or more of the rights, powers, privileges, remedies and interests of the Administrator or any other Bank under this Agreement, each Note, the other Loan Instruments and Applicable Law; and (d) to demand the immediate deposit by any Borrower of cash Collateral in a non-interest-bearing demand deposit account with the Administrator or such other institution as the Administrator may designate in an amount equal to the aggregate unadvanced face amounts of the Letters of Credit then outstanding in order to further secure repayment of all advances under the Letters of Credit, together with interest thereon, and all of the other Obligations in full, which deposits shall remain Collateral until the all of the Letters of Credit have been paid (and the corresponding Letter of Credit Advances repaid by the Borrowers) or surrendered to the Fronting Bank or the Administrator for return to and cancellation by the issuers thereof (provided that any Letter of Credit that has not been presented for payment shall be deemed for this purpose to have been canceled on the thirtieth day following the stated expiry date, without, however, relieving the Borrowers of any of the Obligations with respect to any such Letter of Credit that is in the process of payment) and all of the other Obligations have been fully paid and satisfied, and which obligation to deposit is itself secured by the Collateral pursuant to this Agreement and the other Loan Instruments; provided, however, that in the event of the occurrence of any of the Events of Default respecting any Borrower set forth in subsections (h) and (i) of Section 8.01, then simultaneously with that event, and without the necessity of any notice or other action by the Administrator or the other Banks, (i) the Commitment shall be terminated, (ii) the Loans and all of the other Obligations shall be accelerated and immediately due and payable as stated above, and (iii) the Borrowers shall be required to make the deposit of the additional cash Collateral further securing the Letters of Credit and the other Obligations as provided above. If the Borrowers have not delivered the cash Collateral specified above within five
(5) Business Days after it was due, at any time and from time to time thereafter the Banks in their sole and absolute discretion may (but shall not be obligated to) advance to the Borrowers all or any portion of the required cash Collateral, by credit to any accounts of the Borrowers with the Administrator or otherwise; and amounts advanced by the Banks pursuant to this option and outstanding from time to time shall be due and payable, together with interest and additional interest thereon at the rates provided in Section 2.04 of this Agreement, ON DEMAND, and shall otherwise constitute "Letter of Credit Advances" for all purposes under this Agreement and the other Loan Instruments.

     Section 8.03. Enforcement, Etc. The Administrator (with the consent of the Requisite Banks, as and if required), in its or their sole discretion, may proceed to exercise or enforce any right, power, privilege, remedy or interest that the Administrator or any other Bank may have under this Agreement, any other Loan Instrument or Applicable Law: at law, in equity, in rem or in any other forum available under Applicable Law; without notice except as otherwise expressly provided herein; without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that the Administrator or any other Bank may have against or in respect of any Borrower, the Collateral, or any other co-obligor, guarantor, surety, pledgor, collateral or other person or thing; without regard to any act or omission of the Administrator, any other Bank or any other person; and without delivery to any Borrower or any other person or production in any action, suit or proceeding of any consent or approval of one or more of the Banks required under this Agreement or any other Loan Instrument (without, however, in any way limiting the rights and remedies of any Bank thereunder against the Administrator or any other Bank), and no Borrower will raise, and each Borrower hereby waives, any objection or defense respecting the need for any such delivery or production. The Administrator (with the consent of the Requisite Banks, as and if required) may institute one or more proceedings (which may be separate proceedings) with respect to this Agreement and each of the other Loan Instruments in such order and at such times as may be selected in its or their sole and absolute discretion. This Agreement and the other Loan Instruments may be enforced without possession of any Note or its production in any action, suit or proceeding. This Agreement and the other Loan Instruments may be enforced with respect to any Borrower without the presence or participation of any other Borrower, or any other co-obligor (joint or several), guarantor, pledgor or surety, whether through lack of jurisdiction, venue or service or otherwise, and no Borrower will raise, and each Borrower hereby expressly waives, any objection or defense respecting the need for any such presence or participation.

     Section 8.04. Equitable Relief. Each Borrower acknowledges and agrees that it may be impossible to measure in money the damage to the Banks in the event of a breach of or default under any of the terms and provisions of Sections 6.04, 6.05, 6.07, 6.08, 6.09, 7.03, 7.05, 7.07(a) and 8.02(d) of this Agreement, and that, in the event of any such breach or default, the Administrator, in addition to all other rights, powers, privileges and remedies that the Administrator or any other Bank may have, shall be entitled to injunctive relief, specific performance or such other equitable relief as the Administrator (with the consent of the Requisite Banks, as and if required), may request to exercise or otherwise enforce any of the terms and provisions of those Sections and to enjoin or otherwise restrain any act prohibited thereby, and no Borrower will raise, and each Borrower hereby expressly waives, any objection or defense that there is an adequate remedy available at law.

     Section 8.05. Consent to Jurisdiction, Waiver of Personal Service, Etc. Each Borrower hereby consents and agrees that the Supreme Court of the State of New York for the County of Nassau and the United States District Court for the Eastern District of New York each shall have personal jurisdiction and proper venue with respect to any dispute between the Administrator (or any other Bank) and any Borrower under any Loan Instrument; provided that the foregoing consent shall not deprive the Administrator (on behalf of the Banks) of the right in its sole discretion to voluntarily commence or participate in any action, suit or proceeding in any other court having jurisdiction and venue over any Borrower. In any dispute with the Administrator or any other Bank, no Borrower will raise, and each Borrower hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum. Without in any way limiting the preceding consents to jurisdiction and venue, the parties intend (among other things) to thereby avail themselves of the benefit of Section 5-1402 of the General Obligations Law of the State of New York. Each Borrower hereby expressly waives personal service of any summons, complaint or other process, which may be delivered by any of the means permitted for notices under Section 10.01 hereof. In addition (and without limitation of any such delivery or any other delivery permitted under Applicable Law), each Borrower has executed and delivered to the Administrator a Designation of Administrator for Service appointing Blau, Kramer, Wactlar & Lieberman, P.C., as the agent of such Borrower for service in the State of New York, which each Borrower hereby irrevocably authorizes the Administrator to date with such date (if undated) and file with the appropriate Authority at such time as the Administrator in its discretion (with the consent of the Requisite Banks, as and if required) may elect. Within thirty (30) days after service of process, each Borrower agrees to appear or answer any summons or complaint of the Banks, or the Administrator (on behalf of the Banks), and should such Borrower fail to appear or answer within said thirty-day period, such Borrower shall be deemed in default under that action and judgment may be requested by the Administrator and entered in favor of the Banks against such Borrower for the relief demanded in any complaint so served. Each Borrower acknowledges and agrees that a final judgment in any such action, suit or proceeding shall be conclusive and binding upon such Borrower and may be enforced against such Borrower or any of its assets or properties in any other appropriate jurisdiction selected by the Administrator in its discretion (with the consent of the Requisite Banks, as and if required) by an action, suit or proceeding in such other jurisdiction. To the extent that any Borrower may be entitled to immunity (whether by reason of sovereignty or otherwise) from suit in any jurisdiction, from the jurisdiction of any court or from any other legal process, each Borrower hereby expressly and irrevocably waives such immunity.

     Section 8.06. Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought by the Administrator or any other Bank against any one or mote of the Borrowers under the Loan Instruments, or by any Borrower against any one or more of the Administrator and the other Banks, each Borrower hereby expressly waives trial by jury.

     Section 8.07.   Waiver of Setoff, Special Damages, Etc.

     (a) Each Borrower hereby expressly waives, and agrees that it will not exercise, any and all rights of setoff, recoupment, abatement or reduction respecting any payment due (whether as scheduled or required, upon acceleration or as sought in any action, suit or proceeding by any Bank) under this Agreement, any other Loan Instrument or any other agreement, facility or relationship with the Administrator or any other Bank that may now or hereafter be accorded to such Borrower under Applicable Law or otherwise. To the extent not required as a compulsory counterclaim in any related ongoing proceeding, each Borrower (i) shall pursue separate exercise and enforcement of any right, power, privilege, remedy or interest retained (and not waived) by such Borrower under this Agreement, the other Loan Instruments, any other agreement, facility or relationship with the Administrator or any other Bank and Applicable Law, and
(ii) shall not seek to exercise or enforce any such right, power, privilege, remedy or interest in any proceeding instituted by the Administrator or any of the other Banks under or in respect of any Loan Instrument, whether through joinder, consolidation, setoff, recoupment, abatement, reduction, counterclaim, defense or otherwise.

     (b) In any dispute with the Administrator or any other Bank, each Borrower covenants and agrees that it will not seek, recover or retain any, and each Borrower each hereby expressly waives any and all, special, exemplary, punitive and/or consequential damages (whether through action, suit, counterclaim or otherwise) to the extent waiver is not limited under Applicable Law.

     Section 8.08. No Fiduciary Relationship, Etc. Each Borrower acknowledges and agrees that its sole relationship with the Administrator and Banks is that of debtor and creditor, respectively, and that no term or provision of this Agreement or any other Loan Instrument is intended to create, nor shall any such term or provision be deemed or construed to have created, any joint venture, partnership, trust, agency or other fiduciary relationship with any Borrower or any subsidiary of any Borrower. Each Borrower acknowledges and agrees that the Borrowers have independently and fully reviewed and evaluated the Loan Instruments, the transactions contemplated thereunder and the potential effects of such transactions on the assets, business, operations, properties and condition (financial or otherwise) of each of the Borrowers and their subsidiaries, which review and evaluation was made (i) together with counsel and (to the extent deemed prudent by the Borrowers) financial and other advisors to the Borrowers and their subsidiaries, and (ii) without any reliance upon any oral or written advice, analysis or assurance of any kind whatsoever from the Administrator or any other Bank.

     Section 8.09. Banks' Right of Setoff, Etc. Upon the occurrence and during the continuance of any Event of Default, each Bank hereby is authorized at any time and from time to time, without notice to the Borrowers (any such notice being hereby expressly waived by each Borrower), to set off and apply, directly or through any of its affiliates, custodians, participants and designees, any and all deposits (whether general or special, time or demand, provisional or final, or individual or joint) and other assets and properties at any time held in the possession, custody or control of such Bank or any of its affiliates, custodians, participants and designees, and any Indebtedness or other amount or obligation (including, without limitation, any obligation under any interest rate protection, foreign currency exchange or other interest rate or exchange rate swap or hedging agreement or arrangement) at any time owing by such Bank or any of its affiliates or participants, to or for the credit, account or benefit of any Borrower against any and all of the Obligations now or hereafter existing under this Agreement or the other Loan Instruments, whether or not the Administrator or any other Bank shall have declared a default, accelerated the obligations or made any demand or taken any other action under this Agreement or any other Loan Instrument, and although such obligations may be contingent or unmatured. Each Borrower acknowledges that pursuant to Section 7.01 hereof it granted to the Administrator (for the benefit of all of the Banks) a senior security interest in and to, among other things, all such deposits, assets, properties and Indebtedness in the possession of each of the affiliates, custodians, participants and designees of each Bank, and each Borrower hereby authorizes each such person to so set off and apply such amounts at such times and in such manner as the Administrator may direct pursuant to this Section, in each case to the fullest extent possible as if the person making the setoff were a direct creditor of such Borrower in the full amount of the Obligations. The debiting Bank shall notify the Borrowers after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. In debiting any such account, the Obligations shall be deemed to have been paid or repaid only to the extent of the funds actually available in that account notwithstanding any internal procedure of the debiting Bank or any of its affiliates, custodians, participants and designees to the contrary. The rights of the Administrator and the other Banks under this Section are in addition to and without limitation of any other rights, powers, privileges, remedies and other interests (including, without limitation, other rights of setoff and security interests) that the Administrator or the other Banks may have under this Agreement, the other Loan Instruments and Applicable Law.

                                   ARTICLE IX

                         The Administrator and the Banks
                         -------------------------------
     Section 9.01. Appointment of Administrator. Upon the terms and provisions and subject to the conditions contained in this Agreement, the Banks hereby appoint Fleet to act as Administrator under this Agreement and the other Loan Instruments, and Fleet hereby accepts such appointment.

     Section 9.02.   Undivided Interest and Committed Share, Etc.

     (a) Upon the terms and provisions and subject to the conditions contained in this Article, the Banks agree that each has an undivided interest in the Loans and other Obligations under this Agreement and the obligations of the Borrowers and the other parties (other than the Banks) under the other Loan Instruments (collectively, the "Loan Obligations"), any asset or property securing the Loan Obligations, whether through pledge, attachment, mortgage or otherwise (the "Loan Collateral"), and the rights, powers, privileges, remedies and interests of the Banks in and to this Agreement and other Loan Instruments, as well as the risks, liabilities and expenses related thereto, such that each Bank shall have and be committed to an undivided fractional interest therein and in the Commitment, Revolving Credit Loans and related items and/or in the Term Loans and related items equal to the respective maximum principal amounts and percentages set forth on Exhibit F hereto, as the same may be recomputed from time to time to reflect departing or additional Banks pursuant to this Agreement (which undivided fractional interest will be referred to as such Bank's "Committed Share" of the Commitment, the Term Loans or the Mortgage Loans, as applicable). In order to arrive at the Committed Shares set forth on Exhibit F hereto, Chase is hereby purchasing from Fleet, and Fleet is hereby selling to Chase, as if pursuant to an Assignment and Assumption Agreement in the form of Exhibit H hereto, an assignment of the Loans, Commitment and Loan Instruments in an amount equal to the difference between Chase's Committed Shares of the Loans under the Existing Loan Agreement and such Committed Shares of the Loans under this Agreement. Chase shall wire the purchase price therefore (equal to the principal balances of the Loans and any accrued interest and fees so purchased) to Fleet on the Effective Date.

     (b) With respect to payments made to the Administrator (generally following the circumstances described in Section 2.07(a) hereof), the Administrator will mark its books and records to reflect the respective interests of the Banks, all payments received from and made to each Bank from time to time pursuant to this Agreement may be recorded by the Administrator, and such records shall be presumptively correct as to the existence and amounts thereof absent manifest error.

     (c) "Pro Rata Share" at a particular time for a particular Bank shall mean a share of the referenced item proportional to the percentage obtained by dividing (A) that portion of the principal balance then outstanding under the referenced Loans attributable to principal amounts received by one or more of the Borrowers from such Bank (or its predecessor) under this Agreement or any other Loan Instrument (including those made under the Existing Loan Agreement and other Existing Loan Instruments) and not theretofore repaid, by (B) the aggregate principal balance then outstanding under the referenced Loans;
provided that if there is no principal balance then outstanding under the referenced Loans (or deemed outstanding as provided in this subsection) and with respect to each outstanding Letter of Credit, a Bank's Pro Rata Share shall be equal to (1) its Committed Share of the Term Loans with respect to the Term Loans, (2) its Committed Share of the Mortgage Loans with respect to the Mortgage Loans, and (3) to its Committed Share of the Commitment (i.e., the Revolving Credit Loans) with respect to the Revolving Credit Loans and the Letters of Credit.

     (d) "Majority Banks" at a particular time shall mean the Banks (which may include the Administrator) then having an aggregate Pro Rata Share of more than 80.00%.

     Section 9.03.   Notice of Intent Not to Advance; Letters of Credit.

     (a) In the event a Bank determines that it will not make its Committed Share of any Advance requested by the Borrowers, such Bank shall immediately notify the other Banks by telephone and telecopy of a signed notice, and shall promptly confirm such notice by delivery to each of the other Banks of an original copy of such signed notice, which notice shall specify the Bank's reasons (if any) for such decision. No Bank, however, may refuse to make any payment under its Letter of Credit Participation (as hereinafter defined), which each Bank acknowledges and agrees will result in additional Advances of Revolving Credit Loans.

     (b) By the issuance or extension of any Letter of Credit, the Fronting Bank hereby sells and grants (and continues, in the case of each existing Letter of Credit) to each Bank, and each Bank hereby unconditionally purchases and acquires (and continues, in the case of each existing Letter of Credit) from the Fronting Bank, without any further action on the part of the Fronting Bank or acquiring Bank, a participation in such Letter of Credit equal to such Bank's Committed Share of the face amount of such Letter of Credit (each a "Letter of Credit Participation"), effective upon the issuance or extension of such Letter of Credit (or on the Effective Date in the case of each existing Letter of Credit). In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees to pay to the Administrator, on behalf of each Fronting Bank, in accordance with subsection (c) below, such Bank's Pro Rata Share of each unreimbursed Letter of Credit Advance made by the Fronting Bank; provided, however, that the Banks shall not be obligated to make any such payment with respect to any wrongful payment or disbursement made under any Letter of Credit as a result of the gross negligence or wilful misconduct of the Fronting Bank.

     (c) If the Fronting Bank (other than the Administrator) has directly billed the Borrowers for a Letter of Credit Advance as permitted by Section 9.05 (a) hereof and has not received from the Borrowers the payment required by Section 2.07(d) hereof by 11:00 A.M. (New York City time) on the day such payment is due, the Fronting Bank will promptly notify the Administrator of the Letter of Credit Advance and such non- receipt of payment. If the Borrowers have not previously requested an Advance and complied with the related conditions in order to fund such payment, the Administrator will promptly notify each Bank of such Letter of Credit Advance and its Pro Rata Share thereof. Each such unreimbursed payment made in accordance with Section 2.07(d) hereof shall for all purposes hereunder be deemed to be an Advance of a Revolving Credit Loan. Each Bank will pay to the Administrator, by not later than 4:00 p.m. (New York City time) on such date (or, if the Banks shall have received such notice later than 2:00 p.m. (New York City time) on such date, then by not later than 10:00 a.m. (New York City time) on the immediately following Business Day), an amount equal to such Bank's Pro Rata Share of such Letter of Credit Advance (it being understood and agreed that such amount shall constitute funding of an Advance of a Revolving Credit Loan by each such Bank), and the Administrator will promptly pay such amount to the Fronting Bank. If any Bank shall not have made its Pro Rata Share of such Letter of Credit Advance available to the Fronting Bank as provided above, such Bank agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Administrator for prompt payment to the Fronting Bank at the Federal Funds Rate for the first such day and at the rate applicable to Loans under
Section 2.04(a) hereof for each day thereafter.

     (d) Each Bank acknowledges and agrees that each Letter of Credit Participation and its payment and other obligations with respect thereto: (i) is absolute and unconditional; (ii) shall remain and continue in full force and effect without regard (A) to any waiver, modification, extension, renewal, amendment or restatement of any other term or provision of any Letter of Credit,
(B) to any act or circumstance respecting any Letter of Credit consented to or waived by any Borrower under Section 2.07 hereto, (C) to any full, partial or non-exercise of any of the rights, powers, privileges, remedies and interests of the Fronting Bank respecting any Letter of Credit or under any related application, any Loan Instrument or Applicable Law, against any person or with respect to any collateral, (D) to any release or subordination of any obligations or collateral, (E) to any statute of limitations or similar time constraint under any Applicable Law, (F) to any investigation, analysis or evaluation by any Bank or its designees of the assets, business, operations, properties or condition (financial or otherwise) of any Borrower, the Guarantor or any other person, (G) to any Default or Event of Default, whenever occurring or continuing, (H) to any act or omission on the part of the Fronting Bank, the Administrator, any Bank or any other person, or (I) to any other event that otherwise might constitute a legal or equitable counterclaim, defense or discharge of a participant or surety; (iii) shall not be subject to any defense, counterclaim, set off, right of recoupment, abatement, reduction or other claim or determination that such Bank may have against the Administrator, any other Bank, any Borrower or any other person; (iv) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of the Fronting Bank, the participating Bank, any Borrower, any other co-obligor, guarantor, surety or pledgor or any other person, or the inability of any of them to pay its debts or perform or otherwise satisfy its obligations as they become due for any reason whatsoever; and (v) shall not be affected by any other circumstance whatsoever.

     Section 9.04.   Collection and Distribution.

     (a) Except as otherwise provided in this Article, each Bank shall be entitled from time to time to a share of all payments of principal, interest, commitment and other fees and other amounts received in respect of the Loan Obligations, as well as the net proceeds from all Loan Collateral, which share for a particular Bank at any particular time shall be: (i) its Pro Rata Share of all principal payments on the Revolving Credit Loans, Term Loans, Mortgage Loans or other Loans to which any voluntary or mandatory payments or prepayments are to be applied; (ii) its Pro Rata Share of interest paid on the Revolving Credit Loans, Term Loans, Mortgage Loans or other Loans to which the payments relate, which shall be adjusted to reflect any rate differentials among the Banks so as to approximate the amounts that would have resulted from direct billings; (iii) its Committed Share of the Commitment Fee and other fees respecting Loans in which it shares; (iv) its Pro Rata Share of all net proceeds and other amounts received from the Loan Collateral following acceleration of the Loans; and (v) its Pro Rata Share of all other amounts received in respect of the Loan Obligations.

     (b) Notwithstanding the provisions of subsection (a), above, no other Bank shall be entitled to any share of: (i) any amount that may be directly billed in accordance with Section 9.05 hereof, subject to the terms and provisions of such Section; (ii) any payment, reimbursement or other indemnity to the Administrator or any other indemnified person under this Agreement or any other Loan Instrument with respect to any claims, liabilities, losses or expenses not theretofore funded by the claiming Bank(s); (iii) any administrative or other fees payable to the Administrator in accordance with Section 2.06 or 10.13(b) of this Agreement; (iv) any payment under or other right respecting any Independent Transaction (as defined in Section 9.17(b) hereof); (v) any payment to any Fronting Bank of any and all customary fees (other than the Letter of Credit
Fee), commissions and/or charges of the Fronting Bank for any increase, extension, renewal, amendment or transfer of any of its Letter of Credit and any fees or other charges of any other issuer or any participant, correspondent, confirming bank, custodian or designee of the Fronting Bank or other issuer involved with the Letter of Credit; or (vi) any exercise by a Bank or its affiliates of their respective rights of setoff or banker's Lien with respect to an Independent Transaction against any general deposits, assets and properties (other than Loan Collateral) of any Borrower or any other person. Furthermore, except as otherwise provided in this Article, any payment received in respect of the obligation (if any) of the Borrowers to reimburse the Banks for certain increased costs and reduced receipts under Section 2.04 of this Agreement, as well as any net proceeds from Loan Collateral to be applied to such Loan Obligations, shall be shared by the Banks in proportion to their respective increased costs and reduced receipts.

     (c) Except as otherwise provided in this Article, the Administrator shall receive all payments of principal and other distributable amounts in respect of the Loan Obligations, all net proceeds realized from the Loan Collateral and all amounts received by the Banks and delivered to the Administrator pursuant to the provisions of this Article, and the Administrator shall hold each such amount in an account for the benefit of all of the Banks until distributed as hereinafter provided. As soon as practicable after each such receipt, the Administrator shall determine the respective amounts to be distributed and promptly thereafter shall credit to itself the amount to which it is entitled and wire the amounts to which the other Banks are entitled to them in accordance with the instructions annexed as Exhibit G hereto, or in accordance with such subsequent written instruction (in substantially the same form) as a Bank from time to time may deliver to the Administrator.

     (d) Unless the Administrator shall have received notice from the Borrowers prior to the date on which any payment is due to the Banks hereunder that the Borrowers will not make such payment in full, the Administrator may assume that the Borrowers have made such payment in full to the Administrator on such date, and the Administrator may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrowers shall not have so made such payment in full to the Administrator, each Bank shall repay to the Administrator forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrator, at the Federal Funds Rate.

     (e) Each Bank agrees that if it shall receive or otherwise obtain any Excess Amount in any Payment Event (as such terms are hereinafter defined), such Bank (the "Receiving Bank"): (i) shall (except as otherwise permitted by this Article) receive and hold such Excess Amount in trust for the benefit of all of the Banks and promptly deliver such Excess Amount to the Administrator; and (ii) shall in all other cases be deemed (simultaneously with such Payment Event) to have purchased from each other Bank (a "Selling Bank") at face value, and shall promptly pay to each Selling Bank the purchase price for, a participation in the Revolving Credit Loans, Term Loans, Mortgage Loans or Letter of Credit, as applicable, in the amount(s) necessary so that the Pro Rata Shares of the Receiving Bank and each Selling Bank with respect thereto (taking into account such participations as if they were assignments) are maintained at the same percentage after such Payment Event as they were before such Payment Event. If any such participation shall be purchased pursuant to this subsection by a Receiving Bank and a Selling Bank shall thereafter recover, receive or otherwise obtain from or in respect of any Borrower any Excess Amount when compared to the Receiving Bank, such participation shall be deemed to have been repurchased by the Selling Bank at face value to the extent of such later Excess Amount allocable to the Receiving Bank, without interest, and if the Excess Amount so recovered, received or otherwise obtained by such Selling Bank exceeds the amount necessary to restore the Banks' respective Pro Rata Shares, then such excess itself shall be treated as an Excess Amount under this subsection. Each Borrower expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in a Revolving Credit Loan, Term Loans, Mortgage Loans or Letter of Credit deemed to have been so purchased may exercise any and all rights of banker's Lien, set off or counterclaim with respect to any and all moneys owing by such Borrower to such Bank by reason thereof as fully as if such Bank had made a Revolving Credit Loan, Term Loans or Mortgage Loans or issued a Letter of Credit, as applicable, directly to such Borrower in the amount of such participation. "Excess Amount" shall mean the amount by which: (A) any payment or amount received or otherwise obtained by any Bank in respect of any Revolving Credit Loans, Term Loans, Mortgage Loans or Letter of Credit, whether voluntary, involuntary, through the exercise of any right of set-off, banker's Lien, counterclaim or otherwise, or pursuant to any secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim received by such Bank under any applicable bankruptcy, insolvency or other similar law or otherwise (any of which may be referred to as a "Payment Event"); exceeds (B) the portion of such payment or amount that would have maintained such Bank's Pro Rata Share of the Revolving Credit Loans, Term Loans, Mortgage Loans or Letters of Credit at the same percentage after such Payment Event as it was before such Payment Event; provided, however, that Excess Amount shall not include any amount that a Bank
(1) is expressly permitted to receive and retain hereunder, (2) receives from the assignment of or sale of a participation in any Revolving Credit Loans, Term Loans, Mortgage Loans or Letter of Credit to anyone other than any Borrower or its affiliates, or (3) receives or otherwise obtains in any Independent Transaction.

     Section 9.05.   Direct Billing, Fixed Rates, Additional Interest, Etc.

     (a) Except as otherwise provided herein, so long as it has not received notice from the Administrator to the contrary (as contemplated in Section 2.07(a) hereof or in the proviso below), each Bank may directly bill, receive and retain payment of: (i) the interest due it under Sections 2.04(a), (b) and
(c) hereof with respect to its Pro Rata Share of the Loans (based upon its own Base Rate or Fixed Rate); (ii) any compensation due it respecting increased costs, reduced receipts and capital adequacy under Sections 2.04(d) and (f) hereof; (iii) any principal amount due it as a Fronting Bank respecting any Letter of Credit Advance (other than to the extent converted into an actual or deemed Revolving Credit Loan), and any and all customary fees (other than the Letter of Credit Fee), commissions and/or charges of the Fronting Bank for any increase, extension, renewal, amendment or transfer of the Letter of Credit and any fees or other charges of any other issuer or any participant, correspondent, confirming bank, custodian or designee of the Fronting Bank or other issuer involved with the Letter of Credit; and (iv) any expense reimbursement due it under Section 10.03 hereof; provided, however, that the Administrator shall also have the right in its discretion from time to time to elect (by written notice) to bill and receive any one or more of the foregoing items on behalf of any Bank other than Chase or Fleet. If a Bank has not received payment of any amount billed directly under this provision as and when due under the Loan Agreement, such Bank shall give prompt notice thereof to the other Banks, as well as prompt notice of any payment subsequently received.

     (b) If any Bank receives less than full payment of any directly billed amount, and after communication with the Borrowers any amount remains unpaid, such Bank shall promptly notify the Administrator and the other Banks. If the Banks did not suffer such payment shortfalls ratably, the Administrator shall immediately give notice to the Banks to cease direct billing and collection (as contemplated in Section 2.07(a) hereof and subsection (c) below), and the Banks shall deliver all such disproportionate payments to the Administrator for redistribution to the Banks in accordance with the sharing provisions of this Agreement.

     (c) If any Bank has received notice from the Administrator that it may no longer receive and retain direct payments from the Borrowers as contemplated in subsection (a) of this Section, such Bank thereafter shall (i) direct the Borrowers to make all payments to the Administrator, (ii) receive and hold any payment or other amount received from or for the benefit of the Borrowers (whether as a result of past bills or otherwise) in trust for the benefit of all of the Banks and (iii) promptly deliver all such amounts to the Administrator. Unless the Administrator directs otherwise, the Banks shall continue to render bills and statements to the Borrowers as contemplated in subsection (a) of this Section, which shall contain the direction to make all payments to the Administrator, and shall concurrently send a copy of such bills to the Administrator. If any Bank has been receiving payments from the Borrowers through account debits, then unless the Administrator directs otherwise, such Bank shall continue to debit the accounts of the Borrowers for such payments but shall hold in trust and promptly deliver the proceeds to the Administrator as provided above.

     (d) Any Bank in its discretion may elect to impose or waive the additional interest due to it on any late payment as provided in Section 2.04(c) hereof.

     (e) No Bank may unilaterally impose the additional interest during a default as provided by Section 2.04(d) of this Agreement. The Administrator shall be responsible for the imposition and billing of such additional interest, which imposition prior to the Maturity Date shall require the prior written consent (which may be sent by telecopy) of the Majority Banks. The imposition of such additional interest may be rescinded or waived with the approval (which may be sent by telecopy) of the Majority Banks. The Administrator also may rescind or waive any such additional interest if the underlying default is cured within ten Business Days of the date it became a default (after the expiration of all applicable grace periods).

     Section 9.06.   Voting Rights, Etc.

     (a) Except as otherwise provided in this Agreement or any other Loan Instrument, the prior written consent of each affected Bank shall be required for any action that would (i) modify the calculation, decrease the amount, extend the Revolving Credit Period, extend the due date or waive any nonpayment of any payment of principal, interest or fees under any Loan Instrument, (ii) release or subordinate any interest under any Loan Instrument in any material part of the Loan Collateral other than (A) in accordance with Section 9.07(b) of this Agreement, (B) in connection with any disposition pursuant to Section 9.09 of this Agreement, or (C) as otherwise required, contemplated or permitted by this Agreement or any other Loan Instrument, (iii) release any Borrower or any guarantor, surety or pledgor from personal liability under any Loan Instrument,
(iv) waive any conditions precedent to an Advance under Article IV of this Agreement (without, however, in any way limiting the ability of the Majority Banks to waive or consent to any matter within their power or the ability of the Administrator in its discretion to waive any of the technical conditions precedent imposed by Article II of this Agreement), or (v) alter any Bank's Committed Share or the manner of determining any Bank's Pro Rata Share.

     (b) Except as otherwise provided in this Agreement or any other Loan Instrument, the prior written consent of the Majority Banks shall be required for any action that would (A) waive any Event of Default, (B) waive or consent to any departure from any other term or provision of this Agreement, any Note or any other Loan Instrument signed by the Banks, or (C) otherwise amend or restate this Agreement, any Note or any other Loan Instrument signed by the Banks; provided that the Administrator in its discretion nevertheless from time to time
(i) may waive (in whole or in part) any of the technical conditions precedent to any Advance or Fixed Rate election imposed by Article II hereof and (ii) may grant temporary waivers or consents respecting the late delivery of notices, financial statements and similar documents and consent to non-substantive changes in the form thereof.

     (c) Except as otherwise provided in this Agreement or any other Loan Instrument, the Administrator shall have the right (but shall be under no duty or obligation) to make any and all decisions with respect to the terms and provisions of the Loan Instruments other than those requiring the approval of the affected Banks or the Majority Banks, including (without limitation) the right to give any notice, to otherwise communicate with any Borrower or any guarantor, surety or pledgor under any Loan Instrument and to waive or consent to any departure from any of those terms or provisions, all without notice to or consent from any Bank.

     (d) Each Bank shall be bound by such notices, consents, waivers, releases, supplements, modifications, amendments, restatements and other agreements and communications as so made by the Administrator or the Majority Banks, or by the Administrator with the consent of the Requisite Banks, as and if required to the same extent as if each Bank had been a party thereto. A separate consent from a Bank shall not be required for any document signed by it.

     Section 9.07.   Powers and Duties of the Administrator, Etc.

     (a) With the consent of the Requisite Banks (if any) specified in this Agreement or any other Loan Instrument, the Administrator from time to time in its discretion may exercise or otherwise enforce any right, power, privilege, remedy or interest under this Agreement and the other Loan Instruments and Applicable Law, and shall perform all duties specifically required of it by the terms of this Article, in all cases together with such rights, powers, privileges and remedies as are incidental thereto, and all in accordance with the usual practices employed by the Administrator in the servicing of loans of a similar nature for its own account. The other Loan Instruments may be executed and delivered by the Administrator in the name of the Banks, the Administrator or a nominee, each Note may be made payable severally to the Banks or solely to the order of the Administrator or its nominee, and the originals (or original counterparts) of each Note, one set of this Agreement and the other Loan Instruments, and all other documents, reports and communications respecting the Loan Instruments delivered to or from any Borrower or any other guarantor, surety or pledgor shall be held by the Administrator for the benefit of all of the Banks in accordance with the terms and provisions of this Article, which items may be held by the Administrator or its designee and from time to time warehoused or disposed of in accordance with the usual practices employed by the Administrator.

     (b) To the extent possession of the Loan Collateral may be required or permitted under any of the Loan Instruments, the Administrator shall hold such Loan Collateral as collateral Administrator for any other Bank, including (without limitation) any deposits with the Administrator of the Borrowers, any of their respective subsidiaries, or any other guarantor, surety or pledgor under any Loan Instrument, or in instances where a Bank (other than the Administrator) holds funds constituting Loan Collateral in local operating or other accounts of any such person(s), such Bank shall act as collateral administrator for any other Bank; provided that the deposits and other accounts of any such person(s) need not be blocked or otherwise restricted as to access unless (i) specifically required with respect to a specified account by this Agreement or any other Loan Instrument or (ii) directed by the Majority Banks. The Administrator also may be designated as the secured party for the purpose of any Uniform Commercial Code, mortgage or other filing. Each such collateral agency shall be for the limited purpose of perfecting the Banks' security interest in the Loan Collateral for the benefit of the Banks and shall be subject to the rights of the Banks and the pledgors under the relevant Loan Instruments. Except as otherwise provided in this Agreement or any other Loan Instrument, the Administrator shall have the right (but shall be under no duty or obligation) to administer the Loan Collateral and the security interests with respect thereto in such manner as the Administrator may deem necessary or desirable. The Administrator, without notice to or consent from any Bank, from time to time may execute and deliver releases, subordinations, satisfactions, assignments, reassignments and similar instruments and documents in respect of any Loan Collateral and take any other action that may be necessary or desirable in connection therewith so long as such instruments, documents or actions are required, contemplated or permitted by the terms and provisions of the relevant Loan Instrument(s).

     (c) Without limiting its right to do so in its discretion, the Administrator shall be fully justified in failing or refusing to take or continue any action under this Agreement or any other Loan Instrument unless the Administrator first shall be reimbursed or otherwise indemnified to its reasonable satisfaction (which may include the deposit of funds) by the Banks (other than itself) in accordance with their respective Committed Shares against any and all liabilities and expenses that the Administrator reasonably estimates may be incurred by the Administrator by reason of taking or continuing to take any such action.

     Section 9.08.   Notices and Knowledge of Events of Default, Etc.

     (a) Each Bank shall give prompt notice to the other Banks of the occurrence and continuance of any Event of Default, unless it reasonably believes that notice was sent directly to the other Banks, to the extent any officer of such Bank active with respect to any Borrower's account: (i) obtains actual knowledge of any such event; or (ii) receives specific notice of any such event from any Borrower or any other person. Each Bank shall be entitled to assume that no Event of Default or other event that, with or without the giving of notice or the passage of time or both, would constitute an Event of Default has occurred and is continuing, unless: (A) the officers of such Bank active with respect to any Borrower's account have obtained actual knowledge of such an event; or (B) notice has been given to such Bank by any Borrower or another Bank specifically stating its belief that such an event has occurred and is continuing and specifying the nature thereof.

     (b) At any time after the occurrence and during the continuance of any Event of Default, the Administrator may (but shall be under no duty or obligation to), or upon the written consent or direction of the Majority Banks the Administrator shall, give the Borrowers a written Default Declaration expressly declaring that an Event of Default has occurred and is continuing, giving a copy of such notice to the other Banks; provided that the failure to send such copy to any Bank shall not affect the validity of any such notice of declaration of an Event of Default. The Administrator and each of the other Banks (individually or collectively) also may communicate with the Borrowers and the other Banks respecting any Event of Default or potential resolution, which shall not be deemed or construed to be a Default Declaration (which may only be made by Default Declaration respecting an Event of Default). If any Event of Default shall have occurred and continued after notice to the Administrator for more than three (3) Business Days respecting any payment default or for more than ten (10) Business Days respecting any other default requiring the approval of the Majority Banks or all of the Banks for waiver, then the Majority Banks may direct the Administrator to send the written notice of declaration of an Event of Default to the Borrowers by giving the Administrator a signed notice of their request, or by giving the Administrator notice of their request by telecopy of a signed notice and promptly confirming their request by delivery to the Administrator of the original signed notice (which may be in counterparts).

     (c) At any time during the continuance of any Event of Default declared pursuant to subsection (b), above, whether or not the Administrator or the Majority Banks shall have declared a default, accelerated the maturity of any of the Loan Obligations or taken any other action with respect thereto, all amounts received by a Bank from or with respect to the Loan Obligations, whether through payment, the exercise of any right of setoff in respect of any Loan Obligation or Loan Collateral, or otherwise, shall be received in trust by such Bank for the benefit of all of the Banks and promptly delivered to the Administrator.

     (d) At any time during the continuance of any Event of Default declared in any Default Declaration, any Bank shall have the absolute and unconditional right (but shall be under no duty or obligation) to purchase at any time the entire interest of any or more of the other Banks in the Loan Obligations, Loan Collateral and Loan Instruments and under this Agreement and the other Loan Instruments, exercisable by written notice to the other Bank(s), and effective upon payment to each such Bank of its Pro Rata Share of the Loans, together with interest thereon, following which such Bank(s) shall have no further right, interest or obligation in the Loan Obligations, Loan Collateral and Loan Instruments. The Committed Share and Pro Rata Share of the purchasing Bank shall be adjusted to reflect any such repurchase. No Bank shall have any liability or obligation to indemnify or reimburse the Administrator for any such purchase or any part thereof.

     Section 9.09.   Administration During Certain Events of Default.

     (a) Upon the occurrence and during the continuance of any Event of Default, the Administrator shall consult with the Banks to determine a course of action with respect to that Event of Default acceptable to the Majority Banks. Once determined, the Administrator shall use reasonable efforts to pursue that course of action in a manner consistent with and otherwise permissible under this Agreement, the other Loan Instruments and Applicable Law, subject, however, to the limitations imposed hereunder and thereunder and the other terms and provisions of this Agreement.

     (b) Subject to the foregoing and the other terms and provisions of this Agreement and the other Loan Instruments, the Administrator in its discretion from time to time may (but shall be under no duty or obligation to), or at the written direction of the Majority Banks the Administrator shall, use reasonable efforts to effect the offer, sale, lease or other disposition and delivery of the whole or any part of the Loan Collateral, whether as a secured party in possession of collateral or otherwise, and may otherwise exercise and enforce any and all rights, powers, privileges, remedies and interests afforded to it under this Agreement, the other Loan Instruments and any and all provisions of Applicable Law.

     (c) The Administrator shall receive the proceeds or other amounts realized from any judgment or other judicial award, any settlement (with the consent of the Requisite Banks, as and if required), or any sale or other disposition of any Loan Collateral and, after deducting all costs and expenses incurred in connection therewith (including attorneys' disbursements, expenses and fees), the Administrator shall distribute the remainder in accordance with Section 9.04 of this Agreement.

     Section 9.10. Reports and Information. Each Bank shall send to the other Banks copies of any correspondence sent or received to or from the Borrowers with respect to any Event of Default (other than items that would have or appear to have been sent directly to the other Banks). At the request of the Administrator, each Bank promptly shall send to the Administrator copies of all notices of debiting any accounts and other correspondence delivered by a Bank to any Borrower or any guarantor, surety or pledgor under this Agreement or any other Loan Instrument. Upon the specific request and at the expense of a Bank, the Administrator shall furnish to such Bank copies of any report or other documents received by the Administrator and not separately delivered by the Borrowers to such Bank. Each Bank acknowledges and agrees that: (a) any report or other information that the Administrator in its sole discretion elects to prepare will be prepared by the personnel of the Administrator from information made available by the Borrowers, which personnel are not acting as auditors and who are not verifying the information so supplied; (b) any report, document or other information provided by the Administrator to any Bank, whether in writing or orally, and whether pursuant to this Article or otherwise, shall be without representation or warranty by or any recourse whatsoever to the Administrator with respect to its authenticity, validity, accuracy, completeness, contents or conformity to any requirements of this Agreement and the other Loan Instruments; and (c) all reports, documents and other information shall be provided and received strictly on a confidential basis for the exclusive use of each Bank, and no Bank shall make any such information available to any other person, except (i) in connection with any assignment or participation permitted under
Section 10.14 hereof,  (ii) for bank auditors and bank  regulatory  authorities,
(iii) the accountants and attorneys of the disclosing Bank, or (iv) as otherwise required by Applicable Law.

     Section 9.11. Bank's Representations, Warranties and Covenants. Each Bank hereby represents, warrants and covenants to the other Banks, solely for their benefit, that such Bank: (a) has the power and authority to execute, deliver and perform, and has duly authorized its execution, delivery and performance, of this Agreement and the other Loan Instruments to which it is a party, and will not restrict or otherwise impair that power, authority or authorization; (b) is a sophisticated and knowledgeable institution, both generally and with respect to transactions of this type; (c) has received, (i) copies of this Agreement, the Notes and such other Loan Instruments as such Bank deemed necessary or prudent, and (ii) such financial and other information from the Borrowers relating to the Borrowers and each guarantor, surety or pledgor (if any) as it deemed necessary or prudent, has had an opportunity to review and evaluate, and in fact has independently reviewed and evaluated such documents and information, and will continue to independently review and evaluate such of the foregoing as it deems necessary or prudent, all in order to make its own credit determination and other decisions; (d) has made, and will continue to make, that independent review, evaluation and credit determination and other decisions under this Agreement and the other Loan Instruments (i) without any reliance upon any oral or written representation, warranty, advice or analysis of any kind whatsoever from the Administrator or any other person (other than the Borrowers), however obtained, and (ii) without any regard to any decision or adverse circumstance or change respecting any other banking, trust, lending or other relationship that it may have with any Borrower or any of their respective affiliates; (e) has made its loans and acquired its interests, and will continue to make its loans and hold its interests, under this Agreement and the other Loan Instruments for its own account; (f) has no present intent to, and will not at any time in whole or in part, sell, convey, assign, transfer, further participate or otherwise dispose of those loans or interests or any part thereof, other than assignments and participations expressly permitted by Section 10.13 hereof; and (g) has executed and delivered this Agreement and the other Loan Instruments to which it is a party, has made its loans, acquired its interests and made its commitments and other agreements under this Agreement and the other Loan Instruments, and will continue to hold those interests and perform those commitments and agreements in accordance with all Applicable Laws, including (without limitation) any legal lending limits applicable to it.

     Section 9.12. Credit Waivers and Exculpations. None of the Administrator and the other Banks has, and none of them shall be deemed or construed to have, made any representation or warranty, offered any advice or analysis, made any assumption of any liability or responsibility or made any guaranty, whether orally or otherwise, and whether express or implied, to any other Bank with respect to: (a) any recital, statement, representation or warranty made by any Borrower, any of their respective affiliates or any guarantor, surety or pledgor under any Loan Instrument, any certificate delivered by any officer of any such person(s), or any report, document or other information delivered from time to time by any such person(s) or furnished on their behalf; (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Loan Instrument; (c) the existing or future financial condition of any Borrower, any of their respective affiliates or any guarantor, surety or pledgor under any Loan Instrument; (d) the existence or value of any Loan Collateral, or the validity, sufficiency, priority or effectiveness of any Lien intended to be created under or by any Loan Instrument; (e) the performance by any Borrower or any of their respective affiliates, or by any guarantor, surety or pledgor, of, or the willingness, ability or likelihood of any of them to perform, their respective obligations under this Agreement or any other Loan Instrument; or (f) the validity, enforceability or collectibility of any of the Loan Obligations.

     Section 9.13. Reliance on Documents and Experts. The Administrator shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication (which may be by telegram, cable, telex, telecopier or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by the Administrator or any other Bank.

     Section 9.14. Status and Liability of the Administrator, Etc. The Administrator shall be considered an independent contractor with respect to the Banks, and no term or provision of this Agreement or any other Loan Instrument is intended to create, nor shall any such term or provision be deemed or construed to have created, any general common law agency, joint venture, partnership or debtor-creditor relationship between or among the Administrator and the Banks or any Investment contract or other security. The Administrator may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement, the other Loan Instruments and Applicable Law or perform any of its duties under this Agreement and the other Loan Instruments by or through its directors, officers, employees, attorneys, agents or designees. The Administrator and its designees, and their respective directors, officers, employees, attorneys and Administrators, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the injured Bank and amounting to gross negligence or willful misconduct as finally determined pursuant to Applicable Law by a governmental Authority having jurisdiction) for acts and omissions arising out of or related directly or indirectly to this Agreement, any Note, any other Loan Instrument, any part of the Loan Collateral, any of the Loans or the application of any proceeds thereof, or any Environmental Claim; and each Bank hereby expressly waives any and all claims and actions (other than to the extent occasioned by a person's own acts or omissions breaching a duty owed to the injured Bank and amounting to gross negligence or willful misconduct as finally determined pursuant to Applicable Law by a governmental Authority having jurisdiction) against the Administrator or its designees, and their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

     Section 9.15.   Bank's Risk of Loss; Expenses; Indemnification.

     (a) Each Bank hereby acknowledges and agrees that it has assumed all risk of loss to the extent of its Pro Rata Share of the Loans and all risk of further expense and liability ratably in accordance with its Committed Share of the Loans as of the date of the expense or the date on which the event giving rise to the liability occurred, as the case may be.

     (b) The Banks shall use reasonable efforts to obtain prompt reimbursement from the Borrowers, or from the proceeds of the Loan Collateral, if any, realized in connection with any sale or other disposition, to the extent such reimbursement is required by this Agreement and the other Loan Instruments, for all costs and expenses incurred by the Administrator in connection with the preparation, execution and closing of this Agreement and the other Loan Instruments, all waivers, releases, discharges, satisfactions, modifications and amendments thereof and consents with respect thereto, all payments made and actions taken thereunder in the name or on behalf of any Borrower, any of their respective affiliates or any guarantor, surety or pledgor under any Loan Instrument, all periodic collateral audits and other evaluations and the ongoing monitoring of the Accounts Receivable, Inventory and other Loan Collateral (including, without limitation, the per diem fees and expenses of the Administrator and its designees in performing such audits and other evaluations), all annual and other appraisals of the real estate included in the Loan Collateral, and the administration, enforcement, protection and adjudication of this Agreement and the other Loan Instruments and the rights, powers, privileges, remedies and other interests of the Banks thereunder and under Applicable Law, and the acquisition, operation, development, improvement or disposition of any Loan Collateral, including (without limitation) insurance premiums, mortgage recording, documentary, transfer, intangible, note or other similar taxes or revenue stamps, filing and recording expenses, and the disbursements, expenses and fees of counsel to the Administrator and the other Banks, including Parker Chapin Flattau & Klimpl, LLP and the disbursements, expenses and fees of any local or special counsel retained by any of them. In the event such reimbursement is not obtained by the Administrator within a reasonable time after demand for such reimbursement from the Borrowers, each Bank promptly upon demand shall pay to the Administrator a portion of such unreimbursed fees, costs and expenses proportional to its Committed Share(s) of the Loans. The Banks, or the Administrator, as the case may be, promptly shall distribute to each Bank a reimbursement proportional to such payments received from such Bank in respect of any such fee, cost and expense subsequently reimbursed by the Borrowers.

     (c) To the extent not promptly reimbursed or otherwise indemnified by the Borrowers, the Administrator and its designees, and their respective directors, officers, employees, attorneys and agents, shall be indemnified, reimbursed and held harmless by the Banks, and (at the request of the Administrator) defended at the expense of the Banks with counsel selected by the Administrator, promptly upon request and ratably in accordance with their respective Committed Shares of the Loans as of the date the event giving rise to the claim occurred, from and against any and all claims, liabilities, losses and expenses of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any of them, or any of their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to this Agreement, any Note, any of the other Loan Instruments, any part of the Loan Collateral, any part of the Loans or the application of any proceeds thereof, or any Environmental Claim, except such as are occasioned by the indemnified person's own acts or omissions breaching a duty owed to a Bank and amounting to gross negligence or willful misconduct as finally determined pursuant to Applicable Law by a governmental Authority having jurisdiction; provided, however, that nothing herein shall be deemed to relieve the Administrator from bearing its Committed Share of the Loans as a Bank of any of the foregoing liabilities.

     Section 9.16. Invalidation of Distributions. In the event any amount paid or otherwise distributed to or received by any of the Banks in respect of the Obligations or otherwise (a) must be returned or refunded to any Borrower by the Administrator or any other Bank pursuant this Agreement or any other Loan Instrument (including, without limitation, the return of any amount due to miscalculation or other mistake or the return of any prepaid Letter of Credit Fees upon the early termination of any Letter of Credit), or (b) is invalidated, declared to be fraudulent or preferential or must otherwise be restored or returned by the Administrator or any other Bank upon the early termination of any Letter of Credit) or upon the insolvency, bankruptcy or reorganization of any Borrower, any of their respective affiliates, any guarantor, surety or pledgor under any other Loan Instrument, or any other person, whether by order of any court, by any settlement approved by any court, or otherwise, each Bank shall contribute back to the Administrator an amount such that each Bank will be affected by that invalidation, declaration, restoration, refund, or return ratably in accordance with its Pro Rata Share(s) of the relevant Loans as of the date of the subject payment, distribution or receipt.

     Section 9.17.   No Waiver of Rights, Independent Transactions, Etc.

     (a) With respect to its Pro Rata Share of the Loans the Administrator shall have the same rights, powers, privileges, remedies and interests under this Agreement and the other Loan Instruments as the other Banks, and may exercise the same as though it were not the Administrator. Accordingly, the terms "Bank" or "Banks" as used in this Agreement or any other Loan Instrument shall not be deemed to exclude any Bank because it is or may have been the Administrator hereunder.

     (b) Except as any term or provision of this Agreement or any other Loan Instrument may be breached thereby: each Bank also may accept deposits from, lend money to (on a secured or unsecured basis) and generally engage in any kind of banking, trust, lending or other business with any Borrower, any of their respective affiliates or any guarantor, surety or pledgor under any Loan Instrument (each an "Independent Transaction"); and from time to time a Bank or its affiliates may accept and retain, without any obligation to report or otherwise account to any other Bank, any and all payments and other amounts received from or in respect of any such person(s) under any Independent Transaction and any and all payments, distributions and proceeds received respecting any collateral (other than Loan Collateral) securing or intending to secure any of the obligations under any Independent Transaction. Any payment or other amount received by the Administrator from or in respect of any Borrower, any of their respective affiliates or any guarantor, surety or pledgor under any Loan Instrument that is not designated or reasonably ascertainable from the circumstances as being applicable to the Loan Obligations may be arbitrarily applied by the Administrator in its discretion to the Loan Obligations or to any of the obligations of any such person(s) under any Independent Transaction with it. Neither the Administrator nor any other Bank shall be deemed by the execution of this Agreement or any other Loan Instrument to have waived any right, power, privilege, remedy or interest under, or other term or provision of, any Independent Transaction, except that to the extent the execution, delivery or performance of this Agreement or any other Loan Instrument by any party thereto may violate or constitute a default under any term or provision of any Independent Transaction of any Bank, that violation or default shall be deemed to have been permanently waived by such Bank's execution of this Agreement.

     Section 9.18. Communications with the Borrowers. Except as otherwise provided in this Agreement or any other Loan Instrument, no Bank shall give any notice or waiver to or otherwise communicate on behalf of all of the Banks directly with any Borrower, any of their respective affiliates, or any guarantor, surety or pledgor under any Loan Instrument without the prior written consent of the Administrator or the Majority Banks, as the case may be. A Bank may request that a particular demand, notice, waiver or other communication be given to any such person(s) as required or permitted pursuant to this Agreement or any other Loan Instrument by giving the Administrator and the other Banks a signed notice of its request, or by giving the Administrator and the other Banks notice of its request both by telephone and or telecopy of a signed notice and promptly confirming its request by delivery to the Administrator and each other Bank of an original copy of the signed notice, which notice shall specify the desired communication and contents and the reasons therefore. The Administrator in its discretion may, or at the request of the Majority Banks shall, give such communication(s) to such person(s) (subject to the satisfaction of the requirements of Section 9.06 hereof respecting certain waivers and other items); provided, however, that if the Administrator fails to give any such communication(s) to any such person(s) within a reasonable period of time after being so required by the requisite number of Banks, the Bank(s) so desiring such communication(s) be given may give it directly to such person(s).

     Section 9.19. Delinquent Banks. Any Bank that fails to deliver funds to or reimburse or otherwise indemnify the Administrator or other indemnified person as, when, and to the full extent required under this Article shall be deemed delinquent under this Article until such time as that obligation is satisfied in full (a Bank that is so delinquent will be referred to in this Section as a "Delinquent Bank"). A Delinquent Bank shall be deemed to have assigned any and all payments thereafter due to it in respect of the Loan Obligations, whether on account of principal, interest, fees or otherwise, as well as the proceeds of all Loan Collateral, to the nondelinquent Banks, and the Delinquent Bank hereby authorizes the Administrator to distribute those assigned amounts to the nondelinquent Banks in proportion to their respective Pro Rata Shares, except that amounts assigned on account of a Delinquent Bank's failure to reimburse or otherwise indemnify may instead in the discretion of the Administrator be allocated and distributed to the nondelinquent Banks or directly to any other indemnified person in such amounts as the Administrator deems appropriate to reflect the respective assumptions of liability of the Banks under this Article. A Delinquent Bank shall be deemed to have satisfied in full any such delinquency when and if, as a result of the distribution of the assigned amounts, the Banks' respective Pro Rata Shares shall have returned to those in effect immediately prior to the delinquency, and refunds and direct payments respecting reimbursements and indemnification shall have been made in an amount equal to that not paid by the Delinquent Bank with respect thereto. This assignment and authorization shall be deemed to be a power coupled with an interest, shall be absolute and irrevocable and shall be effective during any period of delinquency. A Delinquent Bank's approval shall not be required for any reason whatsoever under this Agreement, any other Loan Instrument or Applicable Law, including (without limitation) any required or permitted approval, consent or vote, and any requirement for joint action, unanimity or majority or other approval may be satisfied by the nondelinquent Banks with their respective Pro Rata Shares recomputed by excluding the Pro Rata Share of each Delinquent Bank. A Delinquent Bank may not make any assignment or sell any participation pursuant to Section 10.13 hereof.

     Section 9.20. No Third Party Rights. The representations, warranties and other terms and provisions of Sections 9.02 to 9.20 of this Article are for the exclusive benefit of the Banks. Accordingly, without limiting the generality of the foregoing, no Borrower, affiliate, other guarantor, surety or pledgor, or other person shall be entitled to rely upon, or to raise as a defense, the failure of the Administrator or any other Bank to comply with those terms and provisions, shall have any right or claim against the Administrator or any other Bank by reason of any of those terms and provisions or shall be entitled to enforce any of those terms and provisions against the Administrator or any other Bank.

     Section 9.21.   Resignation and Successor Administrator.

     (a) The Administrator may resign at any time by giving written notice to the Banks and the Borrowers. Upon such resignation, the Majority Banks shall have the right to designate a successor Administrator with the consent of the Borrowers, which shall not be unreasonably withheld. In the event no one has been approved (or accepted the appointment) as successor Administrator within thirty days of the Administrator's notice of resignation, the Administrator in its discretion may (on behalf of all of the Banks) appoint an Eligible Assignee (but only if organized under the laws of the United States or any state thereof) as successor Administrator. Upon the acceptance of any appointment as Administrator hereunder, the successor Administrator shall thereupon succeed to and become vested with all of the rights, powers, privileges, interest and duties of the resigning Administrator, and the resigning Administrator shall be discharged from its duties and obligations as "Administrator" under this Agreement and the other Loan Instruments. After resigning as Administrator, the terms and provisions of this Agreement and the other Loan Instruments shall nevertheless inure to the resigned Administrator's benefit as to any actions taken or omitted while it was Administrator.

     (b) If the successor Administrator is not otherwise a Bank at the time it accepts appointment as successor Administrator under this Agreement, then contemporaneously with such appointment the successor Administrator shall purchase from the other Banks an aggregate interest in the Loans equal to a Committed Share and Pro Rata Share of $5,000,000. Each Bank shall be obligated to sell a pro rata portion of such Loans to the successor Administrator
(although two or more Banks by mutual agreement may redistribute among themselves their collective pro rata obligation). The successor Administrator shall pay to each selling Bank an acquisition price equal to the applicable percentage of the seller's Pro Rata Share of (i) the principal balance of the Loans then outstanding under this Agreement and other Loan Instruments and (ii) all shared interest, fees and other amounts accrued but unpaid through the closing of the acquisition. A Bank shall not be relieved of its pro rata obligation hereunder by virtue of having sold all or any portion of its interest to one or more participants. The purchase and sale required hereby shall be effected by an Assignment and Assumption Agreement in the form of Exhibit H hereto.

     Section 9.22. Delegation of Duties by Administrator. The Administrator from time to time may delegate in whole or in part any one or more of its rights, powers, privileges, remedies and duties under this Agreement and the other Loan Instruments to another Bank, with its consent, which delegation may be general or specific and may be subject to such conditions and limitations as may be specified, and which delegation may be terminated at any time by the Administrator. Any such delegation or termination shall be effective upon written notice from the Administrator to the parties hereto. Any Bank to whom such a delegation has been made may elect at any time to terminate that delegation by written notice to the parties hereto, effective upon their receipt of that notice. Any Bank to whom such a delegation has been made shall be deemed to be the "Administrator" hereunder, and individually may exercise the Administrator's rights, powers, privileges and remedies and shall perform its duties under this Agreement and the other Loan Instruments, to the extent and for the duration of that delegation with the same binding effect as exercise or performance by the delegating Administrator; and provided further that (A) such successor pays to such foreign person an acquisition price equal to the sum of the seller's Pro Rata Share of (1) the principal balance of the Loans then outstanding under this Agreement and other Loan Instruments, and (2) all shared interest fees and other amounts accrued but unpaid through the date of the closing of such sale, and (B) the Borrowers pay to such foreign person all amounts (if any) required under Section 2.04(d) hereof under the circumstances.


                                    ARTICLE X

                                  Miscellaneous
                                  -------------
     Section 10.01. Notice. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement or any other Loan Instrument shall be in writing, shall be sent by one of the following means to the addressee at the address set forth in
Exhibit I hereto (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first Business Day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail for overnight delivery, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours or on any non-Business Day). If a certificate, signed notice or other signed item is expressly required by another provision of this Agreement or any other Loan Instrument, a manually signed original must be delivered by the party giving it; any other notice, request, demand or other communication instead may be sent by telecopy, with the cost of transmission prepaid or for the account of the sender, and shall (except as otherwise specified in this Agreement or any other Loan Instrument) be deemed conclusively to have been given on the first Business Day following the day duly sent. Copies of notices to the persons specified in
Exhibit I hereto (if any) may be sent by regular first-class mail, postage prepaid, to such persons, but any failure or delay in sending copies shall not affect the validity of any such notice, request, demand or other communication so given to a party.

     Section 10.02. Expenses of the Administrator and the Banks. The Borrowers shall pay or reimburse on demand any and all costs and expenses incurred by the Administrator or any other Bank, whether directly or indirectly, in connection with the preparation, execution and delivery of the commitment, the preparation, execution and closing of this Agreement and the other Loan Instruments, all waivers, releases, discharges, satisfactions, modifications and amendments thereof and consents with respect thereto, all payments made and actions taken thereunder in the name or on behalf of any Borrower or any guarantor, surety or pledgor under any Loan Instrument, all periodic collateral audits and other evaluations and the ongoing monitoring of the Accounts Receivable, Inventory and other Loan Collateral (including, without limitation, the per diem fees and expenses of the Administrator and its designees in performing such audits and other evaluations), all annual and other appraisals of the real estate included in the Loan Collateral, and the administration, maintenance, enforcement and adjudication of this Agreement, the other Loan Instruments and the rights, powers, privileges, remedies and other interests of the Administrator or any other Bank thereunder and under Applicable Law, including (without limitation) insurance premiums, searches respecting financing statements, unpaid taxes and other Liens, appraisers' and surveyors' fees and expenses, title examination and insurance premiums, surety bond premiums, mortgage recording, documentary, transfer, intangible, note or other similar taxes and revenue stamps, filing and recording expenses and charges, and the disbursements, expenses and fees of counsel to the Administrator or any other Bank, including Parker Chapin Flattau & Klimpl, and the disbursements, expenses and fees of any local or special counsel retained by any of them; provided that the Banks agree that absent the continuation of an Event of Default the Borrowers shall not be required to pay for more than one field audit per year.

     Section 10.03. Further Assurances. Each Borrower agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Majority Banks or Administrator from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this Agreement and the other Loan Instruments in order (a) to evidence, confirm, perfect or protect any security interest or other Lien granted or required to have been granted under this Agreement and the other Loan Instruments, (b) to give the
Administrator, the Banks or their respective designees confirmation and assurance of their rights, powers, privileges, remedies and interests under this Agreement, the other Loan Instruments and Applicable Law, (c) to better enable the Administrator, the Banks or their respective designees to exercise any such right, power, privilege or remedy, or (d) to otherwise effectuate the purpose and the terms and provisions of this Agreement and the other Loan Instruments, each in such form and substance as may be acceptable to the Administrator and the Majority Banks.

     Section 10.04.  Reliance, Exculpation and Indemnification.

     (a) The Administrator and each of the other Banks shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication (which to the extent permitted hereunder may be by telecopy or telephone) reasonably believed by such Bank to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by the Administrator. Each Bank shall be entitled to rely, and in entering into this Agreement and the other Loan Instruments in fact has relied, upon the representations, warranties and other information respecting each Borrower contained in this Agreement and the other Loan Instruments notwithstanding any investigation, analysis or evaluation that may have been made or from time to time may be made by any Bank or its designees of all or any part of the assets, business, operations, properties or condition (financial or otherwise) of any Borrower or any other person.

     (b) The Administrator and each of the other Banks and their respective participants and designees, and their respective directors, officers, employees, attorneys and agents, shall not incur any liability (other than to the extent occasioned by a person's own acts or omissions breaching a duty owed to the Borrowers and amounting to gross negligence or willful misconduct as finally determined pursuant to Applicable Law by a governmental Authority having jurisdiction) for acts and omissions arising out of or related directly or indirectly to this Agreement, any other Loan Instrument, any part of Collateral, any of the Loans or the application of any proceeds thereof, or any
Environmental Claim; and each Borrower hereby expressly waives any and all claims and actions (other than to the extent occasioned by a person's own acts or omissions breaching a duty owed to the Borrowers and amounting to gross negligence or willful misconduct as finally determined pursuant to Applicable Law by a governmental Authority having jurisdiction) against the Administrator and each of the other Banks and their respective participants and designees, and their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

     (c) The Administrator and each of the other Banks and their respective participants and designees, and their respective directors, officers, employees, attorneys and agents, each shall be indemnified, reimbursed and held harmless by the Borrowers, and (at the request of such Bank) defended at the expense of the Borrowers with counsel selected by such Bank, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, or any of their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to this Agreement, any other Loan Instrument, any part of Collateral, any of the Loans or the application of any proceeds thereof, or any Environmental Claim, except to the extent occasioned by the indemnified person's own acts or omissions breaching a duty owed to the Borrowers and amounting to gross negligence or willful misconduct as finally determined pursuant to Applicable Law by a governmental Authority having jurisdiction.

     Section 10.05. Interpretation. The parties acknowledge and agree that: each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement (excluding schedules) and have contributed to its revision; the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of it; and its terms and provisions shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     Section 10.06. Section and Other Headings. The table of contents and section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     Section 10.07. Provisions of the Notes and Collateral Loan Instruments. The Notes and the various Loan Instruments creating or evidencing the Administrator's interest in the Collateral (for the benefit of all of the Banks) are each subject to the covenants and other terms and provisions contained in this Agreement to the same extent and effect as if fully set forth therein; and in the event that any term or provision of those instruments and documents conflicts or is inconsistent with any term or provision of this Agreement, the term or provision of this Agreement shall control and be given effect.

     Section   10.08.   Governing   Law.  This  Agreement  and  the  other  Loan
Instruments: have been executed and delivered in the State of New York; and shall be governed by and construed in accordance with the Applicable Laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties intend (among other things) to thereby avail themselves of the benefit of Section 5-1401 of the General Obligations Law of the State of New York.

     Section 10.09. Severability. In the event that any term or provision of this Agreement or any other Loan Instrument shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to Applicable Law by a governmental Authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that Authority of the remaining terms and provisions of this Agreement and the other Loan Instruments, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other Authority of any of the terms and provisions of this Agreement and the other Loan Instruments.

     Section 10.10.  Survival of Representations, Etc.

     (a) Each of the representations, warranties, covenants, waivers and other agreements of each Borrower contained in this Agreement and the other Loan
Instruments: (i) shall be absolute, irrevocable and unconditional; (ii) shall survive the execution and delivery of this Agreement and the other Loan
Instruments, and the advance, repayment and readvance of any or all of the monies to be lent hereunder and thereunder; (iii) shall remain and continue in full force and effect without regard (A) to whether the Loans or other Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under the terms and provisions of the Loan Instruments monies may be advanced, repaid and readvanced and the outstanding balance of the Loans may be zero, (B) to any extension or change in the time, manner, place and other terms and provisions of payment or performance of any one or more of the Loans or other Obligations, Obligations, (C) to any waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement of any other term or provision of any Loan Instrument, (D) to any full, partial or non-exercise of any of the rights, powers, privileges, remedies and interests of the Administrator or any other Bank under any Loan Instrument or Applicable Law, against any Borrower or any other person or with respect to any of the Obligations, any other obligations or any collateral or security interest therein, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or which may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise), (E) to any surrender, repossession, sequestration, foreclosure, conveyance or assignment (by deed in lieu or otherwise), sale, lease or other realization, dealing or disposition respecting any collateral, (F) to any release, subordination or impairment of all or any part of the Obligations, any other obligations or any collateral or any security interest therein (whether intentionally or otherwise), (G) to any statute of limitations or similar time constraint under any Applicable Law, (H) to any investigation, analysis or evaluation by any Bank or its designees of the assets, business, operations, properties or condition (financial or otherwise) of any Borrower or any other person, (I) to any act or omission on the part of the Administrator, any Bank or any other person, or (J) to any other event that otherwise might constitute a legal or equitable counterclaim, defense or discharge of a borrower, co-obligor, indemnitor, guarantor, surety or pledgor; (iv) shall not be subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination that any Borrower may have against any other Borrower, the Administrator, any Bank or any other person; (v) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of any Borrower, any other co-obligor, guarantor, surety or pledgor or any other person, or the inability of any of them to pay its debts or perform or otherwise satisfy its obligations as they become due for any reason whatsoever; and (vi) shall remain and continue in full force and effect until all of the Obligations have been fully paid and satisfied and thereafter with respect to events occurring prior to such payment and satisfaction.

     (b) Without limiting the generality of subsection (a) of this Section or any other term or provision of this Agreement, each Borrower covenants, agrees and consents that, at any time, and from time to time: (i) any collateral securing or intended to secure anyone's obligations under any Loan Instrument may be surrendered, repossessed, sequestered, judicially or nonjudicially foreclosed, sold, conveyed, assigned (by deed in lieu of foreclosure or otherwise), sold, leased or otherwise realized upon, dealt with or disposed of, in whole or in part, whether to the Administrator, its designee or otherwise as respectively contemplated thereunder; (ii) any mortgage or other security interest in any such collateral may be held without due recordation or other perfection (whether intentionally or otherwise), may be recorded or otherwise perfected, or may be assigned, released, subordinated or otherwise impaired, dealt with or disposed of in whole or in part; (iii) the liability of any other Borrower, any other co-obligor, guarantor, surety or pledgor or any other person to pay any and all of the Obligations may be settled, compromised, adjusted, forgiven, released or affected by any other accommodation or released, in whole or in part, or subordinated to the prior payment of any other debts or claims of that or any other person; (iv) any one or more of this Agreement and the other Loan Instruments, or any one or more of the rights, powers, privileges, remedies and interests of any Bank herein or therein, may be sold, conveyed, assigned or otherwise transferred by such Bank in whole or in part (including participations or other undivided interests) to any other person as provided in this Agreement or any other Loan Instrument; or (v) any other right, power, privilege, remedy or interest of the Administrator or any other Bank under this Agreement, any other Loan Instrument or Applicable Law may be exercised or enforced by the Administrator (with the consent of the Requisite Banks, as and if required), the Banks or their respective designees, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or any such right, power, privilege, remedy or interest may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise); all in such manner and order, upon such terms and provisions and subject to such conditions as the Administrator (with the consent of the Requisite Banks, as and if required) or any other Bank may deem necessary or desirable in its or their sole and absolute discretion, all without notice to or further assent from any Borrower except as otherwise expressly provided in this Agreement, and all without affecting this Agreement and the other Loan Instruments or any of the obligations hereunder or thereunder. As between the Administrator and the Banks, however, the preceding provisions are not intended and shall not be deemed or construed as modifying the relative rights and obligations of the Administrator and the Banks under this Agreement or any other Loan Instrument.

     Section 10.11. Counterparts. This Agreement or any other Loan Instrument may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto or thereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto or thereto (as the case may be).

     Section 10.12. Effective Date. This Agreement shall be effective on the date (the "Effective Date") as of which (a) this Agreement shall be executed by all the parties hereto and delivered to the Administrator and (b) all the conditions precedent required to have been satisfied on or before the Effective Date pursuant to Article IV hereof shall have been satisfied or waived (whether temporarily or otherwise) in writing by the Administrator (with the consent of the Requisite Banks, as and if required). The Administrator shall notify the Borrowers of the Effective Date if other than the date of the closing of this Agreement; provided, however, that the failure to give such notice shall not alter the Effective Date.

     Section 10.13.  Successors and Assigns; Assignment.

     (a) Whenever in this Agreement or any other Loan Instrument reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of each Borrower in this Agreement and the other Loan Instruments shall inure to the benefit of the successors and assigns of the Banks; provided, however, that nothing herein shall be deemed to authorize or permit any Borrower to assign any of its rights or obligations under this Agreement or any other Loan Instrument to any other person (whether or not an affiliate of such Borrower), and each Borrower covenants and agrees that it shall not make any such assignment. Any Bank from time to time: (a) may assign or sell a participation interest in all or any portion(s) of the rights, powers, privileges, remedies and interests of, and/or the loans and other obligations owed to such Bank under, this Agreement or any other Loan Instrument
(i) to any affiliate of such Bank or to any Federal Reserve Bank (as collateral or otherwise), or (ii) to any other person with the consent of the Borrowers, which shall not be unreasonably withheld; (b) may furnish and disclose financial statements, documents and other information pertaining to any Borrower or any Surety to any potential assignee or participant permitted hereunder; and (c) may take any and all other actions that such Bank may determine (in its sole and absolute discretion) to be necessary or appropriate in connection with any such assignment, or participation; in each case without notice to or consent of any Borrower or any other person.

     (b) Subject to the terms and  provisions of this  Agreement,  each Bank (an
"Assignor") from time to time may assign to any Eligible Assignee (an "Assignee") an undivided constant portion of the rights, powers, privileges, remedies and interests, together with the same portion of the duties, obligations and liabilities, of the Assignor under this Agreement and the other Loan Instruments, in any case without notice to or the consent of any Borrower; provided that the Administrator shall retain and exercise various administrative functions and continue to hold the various security interests granted under this Agreement and the other Loan Instruments in the manner and to the extent contemplated by this Agreement and the other Loan Instruments. The Assignor will enter into an Assignment and Assumption Agreement (an "Assignment Agreement") in the form of Exhibit H hereto with any such Assignee. Upon the execution and delivery of an Assignment Agreement by an Assignee, the satisfaction of any conditions required in the Assignment Agreement, the execution and delivery of any tax forms required by subsection (d) of this Section, and the delivery of the Assignment Agreement to the Administrator: (i) the Assignee (and its
successors  and  assigns)  shall  succeed  to  the  stipulated  portion  of  the
Assignor's rights, powers, privileges, remedies and interests, and shall be bound by and liable for the same portion of the Assignor's specific agreements, duties, obligations and liabilities, under this Agreement and other Loan Instruments, including (without limitation) the assigned portion of the Commitment; (ii) the Assignee shall be a "Bank" for all purposes under and with respect to this Agreement and the other Loan Instruments, entitled to all of the general rights, powers, privileges, remedies and other interests and subject to all of the general agreements, duties, obligations and liabilities of a Bank hereunder and thereunder; and (iii) the Assignor shall be and hereby is forever acquitted and released by each Borrower from the assigned portion of its agreements, duties, obligations and liabilities under this Agreement and the other Loan Instruments and all related acts and omissions. Each Borrower agrees to execute and deliver such amendments to or restatements of this Agreement and the other Loan Instruments as may be reasonably required to reflect any such assignment. The Assignor shall give a copy of any Assignment Agreement to the Borrowers; provided that any failure or delay in giving any such copy shall not affect the validity of any such assignment.

     (c) Except for an assignment required to be effected under Section 9.21 hereof, no assignment described in subsection (b) of this Section shall be effected: (i) for a Committed Share and Pro Rata Share of less than $4,000,000, unless constituting the entire then-remaining interest of the Assignor; (ii) if the Assignor is a Delinquent Bank; or (iii) without the prior written consent of the other Banks.

     (d) Any Eligible Assignee (other than one organized under the laws of the United States or any state thereof) that is exempt from United States federal withholding tax or subject to a reduced rate by treaty shall, on or before the date it becomes a Bank hereunder, complete, execute and deliver to the Administrator and the Borrowers (one original to each) Internal Revenue Service Form 1001 or 4224, as applicable, and Form W-8 or W-9, as applicable, or any successor form, and such other form(s), certificate(s) and document(s) as may be required under the Code to establish such Eligible Assignee's entitlement to such exemption or reduced rate. If any such Eligible Assignee is not entitled to any such exemption or reduced rate, the Bank proposing to assign to such Eligible Assignee shall give the Administrator and the Borrowers notice of that determination promptly but in any event not less than three Business Days prior to the date it executes and delivers its Assignment Agreement. Any such Eligible Assignee that becomes a Bank shall, from time to time, complete, execute and deliver such updates or extensions to or renewals or replacements of those forms, certificates and documents as may be necessary to reflect any change in circumstance or Applicable Law or to continue any such exemption or reduced rate.

     (e) Subject to the terms and provisions of this Agreement, each Bank and its participants (other than a Delinquent Bank) from time to time may sell to one or more other financial institutions or institutional investors Eligible Assignees a participation interest in all or an undivided portion of its rights, powers, privileges, remedies and interests under this Agreement and the other Loan Instruments, in any case without any notice to or consent of any Borrower; provided that the selling Bank shall give the Administrator written notice of each such sale, specifying the purchaser and share purchased; and provided further that no Bank shall permit its direct or indirect participant to further assign or participate its interests hereunder without prior written notice to the Administrator. However, the sale or other transfer of a participation shall not reduce, shift or otherwise affect any of the agreements, duties, obligations or liabilities of the selling Bank under this Agreement or any other Loan Instrument, which shall continue in full force and effect and remain the sole responsibility of the selling Bank, and each such selling Bank agrees that it will not raise (and hereby expressly waives) any defense relating to any such participation. Furthermore, no Bank shall grant to any participant the right to approve any supplement to, modification, amendment, restatement or waiver of or departure from this Agreement or any other Loan Instrument other than with respect to (i) any reduction in the principal of the Loans or in the calculation of interest thereon (other than default interest), or any postponement of any date fixed for any payment of principal or interest on the Loans (other than default interest), to the extent the participant has an interest in such Loans, or (ii) release all or substantially all of the Loan Collateral other than as contemplated by the terms and provisions of this Agreement and other Loan Instruments. The Administrator and other Banks and parties may continue to deal directly and exclusively with any such selling Bank.

     (f) Each Bank and its participants from time to time may furnish and disclose financial statements, documents and other information pertaining to the Borrowers to any potential assignee or participant. Each Borrower covenants and agrees to furnish copies of financial statements, reports and other documents required under this Agreement directly to such potential assignees and participants as any Bank from time to time may request.

     (g) Each Borrower acknowledges and agrees that any Bank's source of funds may derive in part from its participants. Accordingly, references in Sections
1.01 and 2.04 and the other terms and provisions of this Agreement and the other Loan Instruments to rates, determinations, reserve and capital adequacy requirements, expenses, increased costs, reduced receipts and the like as they pertain to any Bank shall be deemed also to include those of each of its participants (subject, in each case, to the maximum amount that would have been incurred by or attributable to such Bank directly if such Bank, rather than the participant, had held the interest participated).

     Section 10.14. Limits on the Administrator's Ability to Act, Etc. Notwithstanding anything in this Agreement or any other Loan Instrument to the contrary, each Borrower acknowledges and agrees that Article IX hereof and other terms and provisions of this Agreement and the other Loan Instruments generally limit the authority of the Administrator to act without the consent of certain or all of the other Banks. Each Borrower acknowledges and agrees that the Administrator shall have no duty or obligation under this Agreement, any other Loan Instrument or Applicable Law to act in disregard or contravention of those terms and provisions.

     Section 10.15. No Third Party Rights. The representations, warranties and other terms and provisions of this Agreement and the other Loan Instruments are for the exclusive benefit of the parties hereto, and, except as otherwise expressly provided herein or therein, no other person, including creditors of any party hereto, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

     Section 10.16. No Waiver by Action, Etc. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Agreement or any other Loan Instrument shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement or other Loan Instrument in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on any Borrower in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The acceptance by the Administrator or any other Bank of (a) any partial or late payment shall not constitute a satisfaction or waiver of the full amount then due or the resulting Event of Default or (b) any payment during the continuance of an Event of Default shall not constitute a waiver or cure thereof; and the Administrator or any other Bank may accept or reject any such payment without affecting any of its rights, powers, privileges, remedies and other interests under this Agreement, the other Loan Instruments and Applicable Law. All rights, powers, privileges, remedies and other interests of the Administrator or any other Bank hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or other interest of the Administrator or any other Bank under this Agreement, any other Loan Instrument or Applicable Law.

                            [End of Page]

     Section 10.17. Modification, Amendment, Etc. Except to the extent that the approval or signatures of all of the Banks is not required as provided below or in any other term or provision of this Agreement or any other Loan Instrument, each and every supplement or amendment to or modification or restatement of this Agreement or any other Loan Instrument shall be in writing and signed by the parties hereto or thereto, respectively, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement or any other Loan Instrument shall be in writing and signed by the affected parties hereto or thereto, respectively; provided, however, that (a) the Administrator (with the consent of the Requisite Banks, as and if required) may sign all waivers and consents on behalf of all of the Banks, and (b) the Requisite Banks may approve and sign (or authorize the Administrator to sign) on behalf of all of the Banks certain waivers, supplements, modifications, amendments and restatements of this Agreement and the other Loan Instruments in accordance with Article IX hereof and the other applicable terms and provisions of this Agreement and the other Loan Instruments.

     Section 10.18. Entire Agreement. This Agreement and the other Loan Instruments contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein and therein.

     In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   Aeroflex Incorporated (f/k/a ARX, Inc.)

                                   By:  /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Treasurer


                                   Aeroflex Laboratories Incorporated

                                   By:   /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary


                                   Aeroflex International Inc.

                                   By:  /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary


                                   Aeroflex Lintek Corp.

                                   By:   /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary


                                   Aeroflex Systems Corp.

                                   By:  /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary


                                   Comstron International, S.A.R.L.

                                   By:   /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary



                       [Signatures Continued]

                                   MIC Technology Corporation

                                   By:   /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Secretary


                                   MIC Technology S.A.R.L.

                                   By:   /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary


                                   Vibration Mountings and Controls, Inc.

                                   By:   /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary

                                   UTMC Microelectronic Systems Inc.

                                   By:  /s/ Charles Badlato
                                       -----------------------------------------
                                       Charles T. Badlato, Assistant Secretary


                                   The Chase Manhattan Bank

                                   By:  /s/ Barbara G. Bertschi
                                       -----------------------------------------
                                       Barbara G. Bertschi, Vice President


                                   Fleet Bank, N.A.

                                   By:  /s/ Christopher Mendelsohn
                                       -----------------------------------------
                                       Christopher Mendelsohn, Vice President


                                   Fleet Bank, N.A.,
                                      as Administrator

                                   By:   /s/ Christopher Mendelsohn
                                       -----------------------------------------
                                       Christopher Mendelsohn, Vice President

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Treasurer), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Incorporated (f/k/a ARX, Inc.)) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Laboratories Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex International Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Lintek Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Systems Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Comstron International, S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology Corporation) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Vibration Mountings and Controls, Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., UTMC Microelectronic Systems Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Barbara G. Bertschi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as a Vice President), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., The Chase Manhattan Bank) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:





STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Christopher Mendelsohn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as a Vice President), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Fleet Bank, N.A.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:





STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Christopher Mendelsohn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as a Vice President), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Fleet Bank, N.A., as Administrator) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

                                    EXHIBIT A
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------
              FIFTH AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$ ______________                                               Jericho, New York
                                                   Dated as of February 25, 1999

     FOR VALUE RECEIVED, Aeroflex Incorporated (f/k/a ARX, Inc.), Aeroflex Laboratories Incorporated, Aeroflex International Inc., Aeroflex Lintek Corp., Aeroflex Systems Corp., Comstron International, S.A.R.L., MIC Technology Corporation, MIC Technology S.A.R.L., Vibration Mountings and Controls, Inc., and UTMC Microelectronic Systems Inc. (individually, a "Borrower", and collectively, the "Borrowers"), jointly and severally promise to pay to the order of [NAME OF BANK], at [BANK ADDRESS], or at such other place as may be designated in writing by the holder of this Note, the principal sum of DOLLARS ($__________), or so much thereof as may be advanced and outstanding, with interest thereon, to be computed on each advance from the date of its disbursement, all as provided in that certain Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 1999, among the Borrowers, Fleet Bank N.A., as Administrator (the "Administrator"), the holder of this Note and the other Banks identified therein (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"). Capitalized terms used and not otherwise defined in this Note shall have the meanings respectively assigned to them in the Loan Agreement.

     This Note is one of the Revolving Credit Notes and one of the Notes referred to in the Loan Agreement. Principal and interest shall be due and payable as provided in the Loan Agreement, and all of the terms and provisions of the Loan Agreement, including (without limitation) provision for prepayment and acceleration of maturity, are incorporated herein by reference and made a part hereof. This Note is secured by certain collateral pledged by the Borrowers to the Administrator (for the benefit of all of the Banks) pursuant to the Loan Agreement and the other Loan Instruments.

     This Note is one of the Revolving Credit Notes issued by the Borrowers in order to amend, extend and completely replace the Existing Notes to evidence the Indebtedness outstanding under the Existing Notes and to be a substitute and replacement for the Existing Notes, but the Revolving Credit Notes are not intended and shall not be deemed or construed to be a payment, satisfaction, cancellation or violation of such Indebtedness.

     Presentment for payment, notice of dishonor, protest, notice of protest and all similar notices are hereby waived by each Borrower. This Note has been made and delivered in the City, County and State of New York, where all advances and repayments shall be made. This Note shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). This Note is a Loan Instrument and shall be governed by and construed in accordance with the applicable terms and provisions of the Loan Agreement. This Note may not be changed or terminated orally, and in any event may not be changed without the written consent of the holder hereof.

                                   Aeroflex Incorporated (f/k/a ARX, Inc.)


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Treasurer

                                   Aeroflex Laboratories Incorporated


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                             [Signatures Continued]

                                   Aeroflex International Inc.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary


                                   Aeroflex Lintek Corp.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   Aeroflex Systems Corp.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   Comstron International, S.A.R.L.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   MIC Technology Corporation


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Secretary

                                   MIC Technology S.A.R.L.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   Vibration Mountings and Controls, Inc.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   UTMC Microelectronic Systems Inc.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Incorporated (f/k/a ARX, Inc.)) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Laboratories Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex International Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Lintek Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Systems Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Comstron International, S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology Corporation) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Vibration Mountings and Controls, Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., UTMC Microelectronic Systems Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

                                    EXHIBIT B
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                        TERM PROMISSORY NOTE

$ ____________                                                 Jericho, New York
                                                   Dated as of February 25, 1999

     FOR VALUE RECEIVED, Aeroflex Incorporated (f/k/a ARX, Inc.), Aeroflex Laboratories Incorporated, Aeroflex International Inc., Aeroflex Lintek Corp., Aeroflex Systems Corp., Comstron International, S.A.R.L., MIC Technology Corporation, MIC Technology S.A.R.L., Vibration Mountings and Controls, Inc., and UTMC Microelectronic Systems Inc. (individually, a "Borrower", and collectively, the "Borrowers"), jointly and severally promise to pay to the order of [NAME OF BANK], at [BANK ADDRESS],or at such other place as may be designated in writing by the holder of this Note, the principal sum of DOLLARS ($__________), or so much thereof as may be advanced and outstanding, with interest thereon, to be computed on each advance from the date of its disbursement, all as provided in that certain Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 1999, among the Borrowers, Fleet Bank N.A., as Administrator (the "Administrator"), the holder of this Note and the other Banks identified therein (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"). Capitalized terms used and not otherwise defined in this Note shall have the meanings respectively assigned to them in the Loan Agreement.

     This Note is one of the Term Notes and one of the Notes referred to in the Loan Agreement. Principal and interest shall be due and payable as provided in the Loan Agreement, and all of the terms and provisions of the Loan Agreement, including (without limitation) provision for prepayment and acceleration of maturity, are incorporated herein by reference and made a part hereof. This Note is secured by certain collateral pledged by the Borrowers to the Administrator (for the benefit of all the Banks) pursuant to the Loan Agreement and the other Loan Instruments.

     Presentment for payment, notice of dishonor, protest, notice of protest and all similar notices are hereby waived by each Borrower. This Note has been made and delivered in the City, County and State of New York, where all advances and repayments shall be made. This Note shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). This Note is a Loan Instrument and shall be governed by and construed in accordance with the applicable terms and provisions of the Loan Agreement. This Note may not be changed or terminated orally, and in any event may not be changed without the written consent of the holder hereof.


                                   Aeroflex Incorporated (f/k/a ARX, Inc.)


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Treasurer

                                   Aeroflex Laboratories Incorporated


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary

                             [Signatures Continued]

                                   Aeroflex International Inc.


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary


                                     Aeroflex Lintek Corp.


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary

                                     Aeroflex Systems Corp.


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary

                                     Comstron International, S.A.R.L.


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary

                                     MIC Technology Corporation


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Secretary

                                     MIC Technology S.A.R.L.


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary

                                     Vibration Mountings and Controls, Inc.


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary

                                     UTMC Microelectronic Systems Inc.


                                   By:
                                     -------------------------------------------
                                     Charles T. Badlato, Assistant Secretary

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Treasurer), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Incorporated (f/k/a ARX, Inc.)) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Laboratories Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex International Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Lintek Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Systems Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Comstron International, S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology Corporation) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Vibration Mountings and Controls, Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., UTMC Microelectronic Systems Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

                                    EXHIBIT C
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------
                                  MORTGAGE NOTE

$_____________                                                 Jericho, New York
                                                   Dated as of February 25, 1999

     FOR VALUE RECEIVED, Aeroflex Incorporated (f/k/a ARX, Inc.) ("Aeroflex"), Aeroflex Laboratories Incorporated, Aeroflex International Inc., Aeroflex Lintek Corp., Aeroflex Systems Corp., Comstron International, S.A.R.L., MIC Technology Corporation, MIC Technology S.A.R.L., Vibration Mountings and Controls, Inc., and UTMC Microelectronic Systems Inc. (individually, a "Borrower", and collectively, the "Borrowers"), jointly and severally promise to pay to the order of [NAME OF BANK], at [BANK ADDRESS],or at such other place as may be designated in writing by the holder of this Note, the principal sum of DOLLARS ($__________), or so much thereof as may be advanced and outstanding, with interest thereon, to be computed on each advance from the date of its disbursement, all as provided in that certain Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 1999, among the Borrowers, Fleet Bank N.A., as Administrator (the "Administrator"), the holder of this Note and the other Banks identified therein (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"). Capitalized terms used and not otherwise defined in this Note shall have the meanings respectively assigned to them in the Loan Agreement.

     This Note is one of the Mortgage Notes and one of the Notes referred to in the Loan Agreement. Principal and interest shall be due and payable as provided in the Loan Agreement, and all of the terms and provisions of the Loan Agreement, including (without limitation) provision for prepayment and acceleration of maturity, are incorporated herein by reference and made a part hereof. This Note is secured by certain collateral pledged by Aeroflex to the Administrator (for the benefit of all the Banks) pursuant to the Plainview Mortgage, the Loan Agreement and the other Loan Instruments.

     Presentment for payment, notice of dishonor, protest, notice of protest and all similar notices are hereby waived by each Borrower. This Note has been made and delivered in the City, County and State of New York, where all advances and repayments shall be made. This Note shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). This Note is a Loan Instrument and shall be governed by and construed in accordance with the applicable terms and provisions of the Loan Agreement. This Note may not be changed or terminated orally, and in any event may not be changed without the written consent of the holder hereof.


                                   Aeroflex Incorporated (f/k/a ARX, Inc.)


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Treasurer

                                   Aeroflex Laboratories Incorporated


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                             [Signatures Continued]

                                   Aeroflex International Inc.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary


                                   Aeroflex Lintek Corp.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   Aeroflex Systems Corp.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   Comstron International, S.A.R.L.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   MIC Technology Corporation


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Secretary

                                   MIC Technology S.A.R.L.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   Vibration Mountings and Controls, Inc.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

                                   UTMC Microelectronic Systems Inc.


                                   By:
                                      ------------------------------------------
                                      Charles T. Badlato, Assistant Secretary

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Treasurer), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Incorporated (f/k/a ARX, Inc.)) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Laboratories Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex International Incorporated) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Lintek Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Systems Corp.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Comstron International, S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology Corporation) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology S.A.R.L.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., Vibration Mountings and Controls, Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the 18th day of February in the year 1999, before me, the undersigned, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (i.e., as Assistant Secretary), and that by his signature on the instrument, the person upon behalf of which the individual acted (i.e., UTMC Microelectronic Systems Inc.) executed the instrument.

                               -------------------------------------------------
                               Notary Public, State of New York
                               My Commission Expires:

                                    EXHIBIT D
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------
                         OFFICER'S BRINGDOWN CERTIFICATE
                                   respecting
                    AEROFLEX INCORPORATED (f/k/a ARX, Inc.),
                       AEROFLEX LABORATORIES INCORPORATED,
                          AEROFLEX INTERNATIONAL INC.,
                             AEROFLEX LINTEK CORP.,
                             AEROFLEX SYSTEMS CORP.,
                        COMSTRON INTERNATIONAL, S.A.R.L.,
                           MIC TECHNOLOGY CORPORATION,
                            MIC TECHNOLOGY S.A.R.L.,
                     VIBRATION MOUNTINGS AND CONTROLS, INC.,
                                       and
                        UTMC MICROELECTRONIC SYSTEMS INC.


                             [MONTH, DATE AND YEAR]



     Pursuant to the Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"), I, [Print Name] , the [Print Title] of Aeroflex Incorporated (f/k/a ARX, Inc.), and the [Print Title] of Aeroflex Laboratories Incorporated, Aeroflex International Inc., Aeroflex Lintek Corp., Aeroflex Systems Corp., Comstron International, S.A.R.L., MIC Technology Corporation, MIC Technology S.A.R.L., Vibration Mountings and Controls, Inc., and UTMC Microelectronic Systems Inc. (individually, a "Borrower", and collectively, the "Borrowers"), hereby certify to Fleet Bank N.A., as Administrator (the "Administrator"), and to each of the Banks, as of the date hereof that[, except as set forth on Schedule I hereto]:

     (a) [both prior and after giving effect to any requested Advance [Term Loan advance or Letter of Credit issuance] in connection herewith,] the representations and warranties of each of the Borrowers set forth in the Loan Agreement and other Loan Instruments (as to any Advance Date [and Issuance Date] are true and correct in all material respects with the same effect as though those representations and warranties had been made on and as of the date hereof, subject, however, to any updated information respecting any event(s) occurring after the Effective Date affecting any of the representations and warranties contained in Sections 3.04, 3.06 and 3.11 hereof and specifically disclosed in any signed notice or bringdown, Indebtedness or Credit Support certificate required hereunder and delivered to and accepted by the Administrator (with the consent of the Requisite Banks, as and if required) on or prior to the date hereof, although it is acknowledged and agreed that neither such delivery nor such acceptance shall constitute a waiver of or consent to any event so disclosed;

     (b) [both prior and after giving effect to any requested Advance [Term Loan advance or Letter of Credit issuance] in connection herewith,] no Event of Default or Default has occurred and is continuing, excluding, however, those events subject to an express written waiver or consent from the Administrator (with the consent of the Requisite Banks, as and if required), if any;

     (c) the information set forth in the Secretary's or Officer's Certificate most recently delivered to the Administrator or any other Bank respecting (among other things) the authorizing resolutions, organizational and governing documents and the incumbency of the officers of each of the Borrowers is true and complete in all material respects as if those certificates had been delivered on and as of the date hereof;

     (d) there are no actions, suits or proceedings pending or, to the best knowledge of the undersigned, threatened or contemplated by any person for the liquidation or dissolution of any Borrower or otherwise threatening their respective existences or challenging or calling into question the power or authority of any Borrower to execute or deliver any Loan Instrument to which it is or will be a party or to perform any of its obligations thereunder; and

     (e) the Obligations of the Borrowers under the Loan Agreement, Note and other Loan Instruments (i) are not subject as of the date of this Certificate to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination against the Administrator, any Bank or any other person and (ii) remain and are currently in full force and effect, enforceable against them in accordance with their respective terms and provisions.

     Capitalized terms and non-capitalized words and phrases used and not otherwise defined in this Certificate shall have the meanings respectively assigned to them in the Loan Agreement. This Certificate may be relied upon by the successors, assigns and participants of each Bank and by counsel to the Administrator in giving any opinion or advice requested of such counsel.


                               -------------------------------------------------
                                               (SIGNATURE)

                               DATE SIGNED:____________ ___, ____

                                   EXHIBIT E-I
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------
                   FINANCIAL COVENANTS COMPLIANCE CERTIFICATE
                                   respecting
                    AEROFLEX INCORPORATED (f/k/a ARX, Inc.),
                       AEROFLEX LABORATORIES INCORPORATED,
                          AEROFLEX INTERNATIONAL INC.,
                             AEROFLEX LINTEK CORP.,
                             AEROFLEX SYSTEMS CORP.,
                        COMSTRON INTERNATIONAL, S.A.R.L.,
                           MIC TECHNOLOGY CORPORATION,
                            MIC TECHNOLOGY S.A.R.L.,
                     VIBRATION MOUNTINGS AND CONTROLS, INC.,
                                       and
                        UTMC MICROELECTRONIC SYSTEMS INC.

                             [MONTH, DATE AND YEAR]

     Pursuant to the Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"), I, [Print Name] , the [Print Title] of Aeroflex Incorporated (f/k/a ARX, Inc.), Aeroflex Laboratories Incorporated, Aeroflex International Inc., Aeroflex Lintek Corp., Aeroflex Systems Corp., Comstron International, S.A.R.L., MIC Technology Corporation, MIC Technology S.A.R.L., Vibration Mountings and Controls, Inc., and UTMC Microelectronic Systems Inc. (individually, a "Borrower", and collectively, the "Borrowers"), hereby certify to Fleet Bank N.A., as Administrator (the "Administrator"), and to each of the Banks, as of the date hereof that:

      (a) The Consolidated Effective Net Worth of the Borrowers as at __________ __, ____ (the "Reporting Date"), was not less than the minimum required for such date by Section 6.01(a) of the Loan Agreement, with compliance calculated as follows:

      (i) Aggregate amount of all tangible assets and properties

               (A)  Aggregate amount of all assets and
                    properties                             $________

               (B) Minus the sum of:
                   patents                     $________
                   goodwill                    $________
                   other intangible assets     $________

                   Total Intangible Assets                [$________]

               (C)    Aggregate    amount   of   all
                      tangible    assets   and properties             $________
                      (item (A) minus item (B), above)

      (ii)     Minus:  Consolidated Total Liabilities                [$________]

      (iii)    Tangible  Net Worth                                    $
               (item (i) minus item (ii), above)                       ========

      (iv)     Plus:  Consolidated Subordinated Indebtedness          $________

      (v)      Consolidated  Effective  Net Worth $ (item (iii)       $
               plus items (iv) and (v), above)                         ========

      (b) The Consolidated Effective Leverage Ratio as at the Reporting Date was not more than the maximum for such date permitted by Section 6.01(b) of the Loan Agreement with compliance calculated as follows:

      (i) Consolidated Unsubordinated Liabilities:

               (A)  Total Liabilities                                $_________

               (B)  Minus:  Consolidated Subordinated Indebtedness   [$_______]

               (C)  Consolidated Unsubordinated Liabilities          $
                    (item  (i)  minus  item                           =========
                                          (ii), above)

      (ii)     Consolidated Effective Net Worth                      $
               (from part (a)(vi), above)                             =========

      (iii)    Consolidated  Effective  Leverage  Ratio                   __ :1
               (the ratio of item (i)(C) to item (ii), above)


      (c) The Consolidated Funded Debt Ratio for the fiscal year or other period of four consecutive fiscal quarters ended on the Reporting Date did not exceed the maximum permitted for such date by Section 6.01(c) of the Loan
     Agreement, with compliance calculated as follows:

      (i)      Consolidated Senior Funded Indebtedness:

               (A) Indebtedness payable in one year or more  $________
                   (including current portions)

               (B) Minus:  Consolidated   Subordinated      [$_______]
                   Indebtedness included in item (A), above

               (C) Minus:   any Indebtedness included       [$_______]
                   in   item   (A), above, secured fully
                   and only by cash and cash equivalents

               (D) Consolidated Senior Funded Indebtedness            $________
                   (item (A) minus item (B), and then minus
                   item (C), above)

      (ii)     Consolidated Available Earnings:

               (A)  Net Income (or Loss) for such period    $________

               (B) Minus: Extraordinary or unusual gain(s) $________ included in determining item (A), above

               (C) Plus: Extraordinary or unusual loss(es)$________ included in determining item (A), above

               (D) Plus: Consolidated  Interest  Expense    $________
                   included in determining item (A), above

               (E) Plus: Total federal, state, local and    $________
                   foreign income and franchise taxes
                   accrued and/or paid during such period
                   and deducted in computing (A), above

               (F) Consolidated EBIT (item (A) minus item             $
                   (B),  then$ plus items (C),  (D),  and             =========
                   (E), above)

               (G) Plus:  Consolidated  Depreciation   and  $________
                   Amortization  included in  determining
                   item (F), above

               (H) Minus: Aggregate  Capital Expenditures   $________
                   for such period

               (I) Consolidated Available Earnings                    $
                   (item (F) plus item (G), and then                  =========
                   minus item (H), above)

    (iii) Consolidated Funded Debt Ratio (the ratio of                   ___ :1
          item (i)(D) to item (ii)(I), above)


(d) The Consolidated Debt Service Ratio of the Borrowers for the fiscal year or other period of four consecutive fiscal quarters ended on the Reporting
     Date was not less than the  minimum  for such  period  required  by Section
     6.01(d) of the Loan Agreement, with compliance calculated as follows:

    (i) Adjusted Consolidated Available Earnings

               (A)  Consolidated   Available  Earnings    $________
                    (from  part (c)(ii)(I), above)

               (B)  Plus:  Capital  Expenditures          $________
                    financed  through  Other  Debt
                    (which  expenditures  are  reflected
                    in item  (c)(ii)(H), above)

               (C)  Adjusted Consolidated  Available Earnings         $________
                    (item (A) minus item (B) above)

    (ii) Consolidated Debt Service:

               (A)  Consolidated Interest Expense for     $________
                    such period

               (B)  Plus: Long-Term Indebtedness          $________
                    payable during twelve-month period

               (C)  Minus: the principal balance of the   $________
                    Revolving  Credit Loans   (only
                    during  final  twelve  months  of  the
                    Revolving  Credit  Period) to the
                    extent  included in item (B), above

               (D) Minus:  the principal  balance of      $________
                   Indebtedness  secured fully and
                   only by cash and cash  equivalents
                   to the extent included in item (B), above

               (E) Plus: interest expense re discontinued $________
                   business operations

               (F) Plus: Indebtedness payable during      $________
                   the next succeeding  twelve-month
                   period re discontinued business operations

               (G) Consolidated  Debt Service                         $
                   (the sum of items (A), (B), (E) and                =========
                   (F), then minus items (C) and (D), above)

    (iii) Consolidated Debt Service Ratio                                ___ :1
          (the ratio of item (i)(C) to item (ii)(G), above)


(e) The Consolidated Quick Ratio of the Borrowers at the Reporting Date was not less than the minimum required for such date by Section 6.01(e) of the Loan
     Agreement, with compliance calculated as follows:

      (i) Consolidated Quick Assets (consisting of the following)

               (A)  cash                                $_________

               (B)  marketable securities               $_________

               (C)  Accounts Receivable                 $_________

               (D)  Minus: current assets               $_________
                    listed above that are
                    encumbered  by security
                    interests other under the
                    Loan Agreement

               (E)  Consolidated Quick Assets                         $
                    (the sum of items (A), (B) and                    =========
                    (C), minus item (D), above)

     (ii) Consolidated Current Liabilities                            $
          (excluding the current portion of long-term debt)           =========

    (iii) Consolidated  Quick  Ratio  (the  ratio of item (i)            ___ :1
          to item (ii), above)

(f) The consolidated income before taxes of the Borrowers for the fiscal year ended on the Reporting Date was not less than the minimum required for the fiscal year by Section 6.01(f) of the Loan Agreement ($6,000,000), with compliance calculated as follows:

      (i) Net Income (or Loss) for such period          $_________
          (same as item (c)(ii)(A), above)

     (ii) Plus: Total federal,  state, local            $_________
          and foreign  income and franchise
          taxes accrued and/or paid during
          such period and deducted in computing
          (i), above (same as item (c)(ii)(E),
          above)

   (iii)  Consolidated  income  before  taxes  (item (i) plus         $
          item (ii), above)                                           =========

(g) The Consolidated Capital Expenditures of the Borrowers for the period commencing with the beginning of the fiscal year and ended on the Reporting
     Date did not exceed the  maximum  permitted  for the fiscal year by Section
     6.01(g) of the Loan Agreement, with compliance calculated as follows:

      (i) Consolidated Capital Expenditures                           $
                                                                      =========

(h) The Applicable Pricing Level for the forthcoming fiscal quarter is calculated as follows:

      (i) Consolidated  Effective  Leverage Ratio                        ___ :1
          (from item (b)(iii), above)

     (ii) Applicable   Pricing   Level                             Level  _____
          (the numerically  lowest pricing level where item (i)
          does not  exceed  the  specified  maximum in the
          definition of Applicable Pricing Level)

(i) The Other Debt incurred by the Borrowers pursuant to Section 6.02(b)(i) of the Loan Agreement during the period commencing with the beginning of the fiscal year and ended on the Reporting Date did not exceed the maximum amount for the fiscal year permitted by that section, with compliance calculated as follows:

      (i) purchase money Indebtedness                                 $________

     (ii) refinancings secured by equipment, etc.                     $________

    (iii) leases,  whether  or  not  constituting   Indebtedness      $________
          under GAAP  (excluding,  however,  leases (i) of real
          property or (ii) having  aggregate  rental  payments
          for the initial  term  (discounted  to present value)
          of less than $100,000 for any lease (with multiple
          equipment schedules constituting a single lease) or
          series of related leases)

     (iv) total Other Debt                                            $________
          (the sum of items (i), (ii) and (iii), above)


(j) The Borrowers mandatory prepayment of the Loans under Section 2.05 (e) is calculated as follows:

     (i) net proceeds received by any of the Borrowers since the beginning of the fiscal year in connection with:

         (A) any voluntary sale, lease, transfer,      $_________
             assignment, liquidation, or other
             disposition of any Investment or
             property, plant or equipment
             (whether or not) Collateral

         (B) any  involuntary  transfer,               $_________
             assignment,   discontinuation,
             liquidation,  condemnation,
             destruction  or other  disposition
             of any Collateral or other business,
             asset or property

         (C) total disposition proceeds                              $_________

    (ii) Annual Threshold Amount                                       $100,000

   (iii) Excluded Dispositions since the beginning of the fiscal year

         (A) sales  of  equipment  in  any   sale/leaseback
             transaction permitted under Section 7.03(c) of
             the Loan Agreement                                      $_________

         (B) dispositions  of any  Collateral  or other asset
             or property specified in Section  7.03(b) of the
             Loan  Agreement if the conditions of  that subsection
             are satisfied and the repair, rebuilding, replacement
             or acquisition contemplated by that subsection  are
             completed within the specified time                     $_________

         (C) Total Excluded Disposition Amount                       $_________

    (iv) Mandatory Prepayments previously made since the beginning of the fiscal year

     (v) Mandatory  Prepayment  currently due                        $_________
         (item (i)(C) minus the sum of items
         (ii), (iii) and (iv), above)

     The preceding calculations are summarized from the Loan Agreement; in the event of any conflict, the actual provisions of the Loan Agreement shall control.

     Capitalized terms and noncapitalized words and phrases used and not otherwise defined in this Certificate shall have the meanings respectively assigned to them in the Loan Agreement, except that certain terms refer to the applicable captions or headings of the Borrowers' financial statements and reports. This Certificate may be relied upon by the successors, assigns and participants of each Bank and by counsel to the Administrator in giving any opinion or advice requested of such counsel.



                              --------------------------------------------------
                                               (SIGNATURE)

                              DATE SIGNED:____________ ___, ____

                                  EXHIBIT E-II
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------
                           BORROWING BASE CERTIFICATE
                                   respecting
                    AEROFLEX INCORPORATED (f/k/a ARX, Inc.),
                       AEROFLEX LABORATORIES INCORPORATED,
                          AEROFLEX INTERNATIONAL INC.,
                             AEROFLEX LINTEK CORP.,
                             AEROFLEX SYSTEMS CORP.,
                        COMSTRON INTERNATIONAL, S.A.R.L.,
                           MIC TECHNOLOGY CORPORATION,
                            MIC TECHNOLOGY S.A.R.L.,
                     VIBRATION MOUNTINGS AND CONTROLS, INC.,
                                       and
                        UTMC MICROELECTRONIC SYSTEMS INC.

                             [MONTH, DATE AND YEAR]
                              --------------------
     Pursuant to the Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"), I, [Print Name] , the [Print Title] of Aeroflex Incorporated (f/k/a ARX, Inc.), Aeroflex Laboratories Incorporated, Aeroflex International Inc., Aeroflex Lintek Corp., Aeroflex Systems Corp., Comstron International, S.A.R.L., MIC Technology Corporation, MIC Technology S.A.R.L., Vibration Mountings and Controls, Inc., and UTMC Microelectronic Systems Inc. (individually, a "Borrower", and collectively, the "Borrowers"), hereby certify to Fleet Bank N.A., as Administrator (the "Administrator"), and to each of the Banks, as of the date hereof that:

      (k) Determination of Discounted Eligible Receivables Amount

      (i) Accounts Receivable Amount (gross book value)               $________

     (ii) Ineligible Receivable Amounts (The following categories are summarized from the Loan
          Agreement; the actual provisions of the Loan Agreement shall control.) If a receivable would be includible in more than one category below, include it in the first appropriate category only (i.e., do not count the same one more than once)

          (A) Less than or equal to 30 day invoices more
              than 120 days past due                       $________

          (B) >30 day invoices more than 60 days past due  $________

          (C) invoice  permits  payment  more than 92 days
              after invoice date                           $________

          (D) receivables of customers where more than
              50% of the receivables of the customer and
              its affiliates are past due beyond the
              permitted 60 or 120 day periods, as
              applicable                                   $________

          (E) no final or progress invoice issued          $________

          (F) delivery or agreed upon progress stage not
              completed                                    $________

          (G) invoice is conditional, permits returns, or
              restricts collection rights or assignments
              in any respect                               $________

          (H) payment permitted in other than United
              States Dollars                               $________

          (I) payment permitted outside the United States  $________

          (J) obligation evidenced by chattel paper, note
              or other instrument (unless  duly  endorsed
              and  delivered  to  the Administrator)       $________

          (K) invoiced   items   have   been   rejected,
              returned   or disputed                       $________

          (L) customer  has  attempted to  renegotiate
              the invoiced  price (other than  claiming
              mistake or in accord with  customary
              credit and collection practices of such
              Borrower)                                   $________

          (M) receivable where customer  has  asserted
              any right of reduction, setoff, recoupment,
              counterclaim or defense                     $________

          (N) receivables  in  which  the  Administrator
              does not have a perfected first priority
              security interest (other than those owed
              by the United States Government for which
              no Assignments of Claims have been requested
              pursuant to the Loan Agreement)             $________

          (O) receivables  subject to any financing
              statement or Lien other than in favor of
              the Administrator                           $________

          (P) receivables  from any  governmental
              Authority other than the United States of America or a department or division thereof $________

          (Q) receivables from customer located outside
              the United States                           $________

          (R) receivables  from  customer not meeting
              established  credit standards of such
              Borrower                                    $________

          (S) receivables   from  any  customer   that
              is  insolvent  or bankrupt (or  has  taken
              or is  the  subject  of any of the actions
              specified in Section 8.01(h) of the Loan
              Agreement)                                  $________

         (T) receivables  not conforming to the
             representations and warranties
             respecting Collateral in general or
             Accounts Receivable in particular            $________

        (U)  receivables excluded by notice from the
             Administrator                                $________

        (V)  TOTAL INELIGIBLE RECEIVABLES AMOUNT                      $________
             (sum of items (A) - (U), above)

 (iii)  Eligible  Receivables  Amount  (item (i) minus
        item  (ii)(V), above)                                         $________

  (iv)  Discount Factor                                                    0.85

   (v)  Discounted  Eligible  Receivables  Amount  included
        in Borrowing Base (item (iii) times item (iv), above)         $________

(l)  Determination of Discounted Eligible Inventory Amount

     (i) Inventory (net book value) (consisting of eligible classes of finished goods Inventory and raw materials) (i.e., the gross value of such Inventory, determined at the lower of cost or market, less any and all reserves for obsolescence, damage, theft and the like)

          (A)  Finished Goods Inventory                   $________

          (B)  Raw Materials                              $________

          (C)  Total Eligible Inventory (item (A) plus
               item (B), above)                                       $________

     (ii) Ineligible Inventory Amounts (The following categories are summarized from the Loan
          Agreement; the actual provisions of the Loan Agreement shall control.) If an item would be includible in more than one category below, include it in the first appropriate category only (i.e., do not count the same one more than once)

          (A) Inventory not in good condition or of
              merchantable quality                        $________

          (B) Inventory  is  defective  or does not
              meet the  established specs                 $________

          (C) Inventory is obsolete or infrequently sold  $________

          (D) Inventory   in   the   possession   or
              control   of   any non-Borrower             $________

          (E) Inventory   located  at  any  location
              not identified  in Loan Agreement Schedule
              3.10(d) (or otherwise approved)             $________

          (F) Inventory   located   on  any   leased
              premises without landlord access agreement  $________

          (G) Inventory   located  at  any  location
              outside  the  United States                 $________

          (H) Inventory  in  which  the  Administrator
              does  not  have  a perfected first
              priority security interest                  $________

          (I) Inventory  subject to any  financing
              statement or Lien other than in favor
              of the Administrator                        $________

          (J) Inventory subject to any other person's
              claim of ownership or other interest        $________

          (K) Inventory  not   conforming  to  the
              representations  and warranties
              respecting   Collateral   in  general
              or  Inventory  in particular                $________

          (L) Inventory excluded by notice from the
              Administrator                               $________

          (M) TOTAL INELIGIBLE INVENTORY AMOUNT                       $________
              (sum of items (A) - (L), above)

       (iii)  Eligible  Inventory  Amount (item  (i)(C)
              minus item  (ii)(M), above)                             $________

        (iv)  Amount of  Eligible  Gold  Inventory
              included  in item  (iii), above                         $________

         (v) Eligible (Non-Gold)  Inventory Amount
             (item (iii) minus item (iv), above)                      $________

        (vi) Discount Factor
            (prior to July 25, 1996, 0.40, and on
             and after July 25, 1996, 0.25)                            ________

       (vii) Discounted Eligible Inventory Amount
             included in Borrowing Base
             (item (v) times item (vi), above)                        $________

(m) Eligible Gold Inventory

         (i) Eligible Gold Inventory Amount
             (from item (b)(iv), above)                               $________

        (ii) Discount Factor                                               0.85

       (iii) Discounted Eligible Gold Inventory Amount
             included in Borrowing Base
             (item (i) times item (ii), above)                        $________

(n) Gross  Discounted  Borrowing  Base                                $________
    (item  (a)(v) plus item (b)(vii) plus item (c)(iii), above)

(o) Borrowing Base (item (d) minus item (e), above)                   $________

(p) Outstandings

        (i) Revolving Credit Loans outstanding            $________

       (ii) Letters of Credit (unadvanced face amount)
            outstanding                                   $________

      (iii) Total Usage                                               $________

(q) Determination of Remaining Availability, if any

        (i) Gross Availability  (smaller of the           $________
            Commitment (from the Loan Agreement)
            or the Borrowing Base from item (f), above)

       (ii) Total Usage (from item (g)(iii), above)       $________

      (iii) REMAINING  AVAILABILITY                                   $________
            (item (i) minus item (ii), above, if (i)
            is larger than (ii))

       (iv) PAYMENT OR ADDITIONAL  COLLATERAL DUE                     $________
            (item (ii) minus item (i), above, if (ii)
            is larger than (i))

     Capitalized terms and noncapitalized words and phrases used and not otherwise defined in this Certificate shall have the meanings respectively assigned to them in the Loan Agreement, except that certain terms refer to the applicable captions or headings of the Borrowers' financial statements and reports. This Certificate may be relied upon by the successors, assigns and participants of each Bank and by counsel to the Administrator in giving any opinion or advice requested of such counsel.

                                        ----------------------------------------
                                                     (SIGNATURE)

                                        DATE SIGNED:____________ ___, ____

                                    EXHIBIT F
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                                      with
                    AEROFLEX INCORPORATED (f/k/a ARX, Inc.),
                            AND CERTAIN SUBSIDIARIES


                  RESPECTIVE COMMITTED SHARES ON EFFECTIVE DATE
                  ---------------------------------------------

     Set forth below are the respective maximum principal amounts of the Commitment and/or the Term Loans committed by each referenced Bank, and the corresponding percentage of the aggregate maximum principal amount so committed. These amounts and percentages are as of the Effective Date only. Capitalized terms used herein are used as defined in the Loan Agreement.

                                                                       Percentage of Aggregate
                                                      Maximum Principal    Maximum Principal
           Bank                                       Amount Committed     Amount Committed*
           ----                                       ---------------- -----------------------
----------------------------------------------------------------------------------------------
Commitment and Revolving Credit Loans:

The Chase Manhattan Bank                                  $ 9,200,000             40.00%

Fleet Bank N.A                                            $13,800,000             60.00%
                                                          -----------            ------
Total Commitment for
Revolving Credit Loans:                                   $23,000,000            100.00%
                                                          ===========            ======
----------------------------------------------------------------------------------------------
Term Loans:
----------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                  $ 8,000,000             40.00%

Fleet Bank N.A                                            $12,000,000             60.00%
                                                          -----------            ------

Total Term Loans                                          $20,000,000            100.00%
                                                          ===========            ======
----------------------------------------------------------------------------------------------
Mortgage Loans:
----------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                  $ 1,793,600             40.00%

Fleet Bank N.A                                            $ 2,690,400             60.00%
                                                          -----------            ------

Total Mortgage Loans                                      $ 4,484,000            100.00%
                                                          ===========            ======

     * Rounded to the nearest basis point for the convenience of this Exhibit. (The Administrator reserves the right to calculate these percentages to further decimal places.)

                                    EXHIBIT G
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                                      with
                    AEROFLEX INCORPORATED (f/k/a ARX, Inc.),
                            AND CERTAIN SUBSIDIARIES
                            ------------------------

                           Wire Transfer Instructions






                                [PLEASE PROVIDE]

                                    EXHIBIT H
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                                      with
                    AEROFLEX INCORPORATED (f/k/a ARX, Inc.),
                            AND CERTAIN SUBSIDIARIES
                            ------------------------
                      ------------------------------------


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

     This Agreement, dated as of __________ __, ____, is by and between [Name of Purchaser], a [national banking association] having an address at _________________________ (the "Purchaser"), and [Name of Seller], a [national banking association] having an address at _______________________________ (the "Seller").

                                    Recitals
                                    --------

     Aeroflex Incorporated, a Delaware corporation formerly known as ARX, Inc., and currently having an address at 35 South Service Road, Plainview, New York 11803 ("Aeroflex"), Aeroflex Laboratories Incorporated, a Delaware corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("Laboratories"), Aeroflex International Inc., a Delaware corporation currently having an address at State Road No. 155 KM 58.6, Caguas West Industrial Park, Caguas, Puerto Rico 00625 ("International"), Aeroflex Lintek Corp., an Ohio corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("Lintek"), Aeroflex Systems Corp., a Delaware corporation currently having an address at 1749 Old Meadow Road, McLean, Virginia 22102 ("Systems"), Comstron International, S.A.R.L., a French corporation currently having an address at 4 Centre Administratif Des #7, MARES, 78990, Elancourt, France ("Comstron"), MIC Technology Corporation, a Texas corporation currently having an address at 797 Turnpike Street, North Andover, Massachusetts 01845 ("MIC"), MIC Technology S.A.R.L. (a\k\a S.A.R.L. MIC Technology and S.A.R.L. MIC Technologie), a French corporation currently having an address at 15, Rue Boudeville, 31100 Toulouse, France ("MICSARL"), Vibration Mountings and Controls, Inc., a New York corporation currently having an address at 113 Main Street, Box 37, Bloomingdale, New Jersey 07403 ("Vibrations"), and UTMC Microelectronic Systems Inc., a Delaware corporation currently having an address at 4350 Centennial Boulevard, Colorado Springs, Colorado 80907 ("UTMC", and, together with Aeroflex, Laboratories, International, Lintek, Systems, Comstron, MIC, MICSARL, Vibrations and UTMC individually a "Borrower" and collectively the "Borrowers"), and the Seller (among others) are parties to a Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 1999, [as amended by a First Amendment dated as of __________ ___, ____, a Second Amendment dated as of __________ ___, ____, ETC. (as amended,] (the "Loan Agreement"), under which the Seller is a "Bank" and Fleet Bank N.A. is the current "Administrator". Capitalized terms used and not otherwise defined in this Agreement shall have the meanings respectively assigned to them in the Loan Agreement, as applicable.

     The Purchaser has agreed to purchase $___________ (approximately ____%) of the Seller's interest in the Loan Agreement, the other Loan Instruments and the Loans outstanding thereunder, as well as to assume the same percentage of the Seller's duties, liabilities and obligations with respect thereto, and the Seller has agreed to sell such interest to the Purchaser without any representation or warranty (except as otherwise expressly provided) by or recourse to the Seller. The Purchaser has agreed to pay the Seller an acquisition price equal to that percentage of the Seller's Pro Rata Share of (i) the principal balance of the Loans then outstanding under the Loan Agreement and other Loan Instruments and (ii) all shared interest, fees and other amounts accrued but unpaid through the closing of the acquisition.

     The parties have entered into this Agreement in order to reflect the terms of that acquisition, and the assumption of the stipulated portion of the Seller's obligations under the Loan Agreement and other Loan Instruments by the Purchaser, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    Agreement
                                    ---------

     In consideration of the foregoing, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

     Section 1. Assignment and Assumption. Upon the terms and provisions and subject to the conditions contained in this Agreement, effective as of the Effective Date (as defined in Section 3 hereof):

     (a) The Seller hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases and accepts, that interest in and to the Seller's entire right, title and interest as a Bank in and to the Loan Agreement and the other Loan Instruments corresponding to a $_________ Committed Share (approximately _____% of the total Commitment) [and a $____________ share of the Term Loans (approximately _____% of the total Term Loans] (the "Stipulated Portion"), together with the Stipulated Portion of the Seller's Pro Rata Share of all principal amounts outstanding thereunder on the Effective Date and all interest, fees and other amounts accrued but unpaid thereunder through and accruing thereunder after the Effective Date (collectively, the "Monetary Obligations"), and all collateral securing the Monetary Obligations and all guaranties thereof.

     (b) The Purchaser hereby expressly assumes and agrees to be bound by and liable for: (i) the Stipulated Portion of the Seller's specific agreements, duties, obligations and liabilities under the Loan Agreement and the other Loan Instruments, including (without limitation) the Stipulated Portion of the Seller's Committed Share of the Commitment; (ii) all of the general agreements, duties, obligations and liabilities of, and all other terms and provisions applicable to, a "Bank" under the Loan Agreement and the other Loan Instruments, in all cases as if the Purchaser had become an express signatory thereto on the Effective Date; and (iii) all attendant risks, including (without limitation) those pertaining to the enforceability of the Loan Instruments, the collectibility of the Monetary Obligations, and the existence, perfection and sufficiency of any [Loan] Collateral.

     (c) The Banks, the Borrowers and the other parties to the Loan Instruments are intended beneficiaries of the Purchaser's assumptions under this Agreement and may rely upon those assumptions as if the Purchaser had signed the relevant Loan Instruments as a "Bank" on the Effective Date.

     Section 2. Purchase Price. (a) In consideration of the assignment contemplated by this Agreement, the Purchaser shall pay to the Seller the sum of ____________________ DOLLARS and _______________CENTS ($____________) (the
"Purchase Price") in immediately available funds on the Effective Date, which amount consists of the Stipulated Portion of the Seller's Pro Rata Share of (i) the aggregate principal amount of the Loans outstanding under the Loan Agreement and other Loan Instruments on the Effective Date and (ii) all shared interest, fees and other amounts accrued under the Loan Agreement and other Loan Instruments through the Effective Date. [The Seller hereby assigns to the Purchaser, and waives any right to any payment for, any additional interest that may have been due it as a result of any continuing default under the Loan Agreement having occurred prior to the Effective Date.]

     (b) All payments under this Agreement shall be made free and clear of, and without any deduction for, any present or future taxes, levies, imposts, deductions, charges or withholdings, and shall not be subject to any counterclaim, setoff, right of recoupment, abatement or other reduction. If an obligor is prohibited by law from paying such sums free and clear of any such deductions or withholdings, then the sum payable shall be increased as necessary so that, after making all required deductions and withholdings, the Seller receives an amount equal to the sum it would have received had no such deduction or withholding been made.

     Section 3. Conditions to Effectiveness. As a condition precedent to the effectiveness of this Agreement: (a) the parties shall have executed this Agreement; (b) the Seller shall have received the full payment of the Purchase Price from the Purchaser under Section 2(a) hereof (exclusive of any post-closing recalculations); (c) the consent of the Borrowers shall have been obtained to the extent required under Section 10.14 or 9.21 of the Loan Agreement; and (d) the Administrator shall have received (i) an executed original copy of this Agreement, which shall permit the Administrator to record the assignment as of the date received (which the Administrator may rely upon as being the Effective Date unless given concurrent written notice by the Purchaser or Seller to the contrary) and reflect the adjusted Committed Shares and Pro Rata Shares and other interests of the Purchaser and Seller under the Loan Agreement and other Loan Instruments, (ii) the documents specified in Section 10.14(d) of the Loan Agreement, (iii) payment of the Administrator's customary processing and recording fees[, and (iv) the Note[s] issued by the Borrowers to the Seller to exchange for new notes to the Purchaser [and Seller] in denominations reflecting the assignment under this Agreement, which exchange will be effected by the Administrator after the Effective Date, who will forward the new Note[s] to Purchaser [and Seller] [and return the old Note[s] to the Borrowers for cancellation]. This Agreement shall take effect when all of the preceding conditions have been fully satisfied (the "Effective Date").

     Section 4. Purchaser's Representations and Warranties. The Purchaser hereby represents and warrants to the Seller that the Purchaser: (a) has the power and authority to execute, deliver and perform this Agreement, and has duly authorized its execution, delivery and performance; (b) is a sophisticated and knowledgeable financial institution, both generally and with respect to transactions of this type; (c) is an Eligible Assignee; (d) has received [directly from the Borrowers], had an opportunity to review and evaluate, and in fact has independently reviewed and evaluated (i) copies of the Loan Agreement and all other Loan Instruments and (ii) such financial and other information relating to each of the Borrowers, all other relevant persons and all collateral as it deemed necessary or prudent; (e) has made that independent review, evaluation and credit determination, as well as its other decisions pertaining to or under this Agreement and the assignment and assumption contemplated hereby, without any reliance upon any oral or written representation, warranty, advice or analysis of any kind whatsoever from the Seller, however obtained; (f) has acquired the interests of the Seller hereunder for its own account; and (g) has executed and delivered this Agreement and acquired its interests hereunder in accordance with all Applicable Laws, including (without limitation) any legal lending limitation applicable to it.

     Section 5. Seller's Limited Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that: (a) the Seller has the power and authority to execute, deliver and perform this Agreement, and has duly authorized its execution, delivery and performance; (b) the assignment affected by this Agreement satisfies the terms of Section 10.14 of the Loan Agreement;
(c) as of the date hereof the Seller is not [to its knowledge] a Delinquent Bank; (d) the Seller is the legal and beneficial owner of the interests being assigned by it under this Agreement and those interests have not been assigned or pledged to anyone else; and (e) as of the date of this Agreement (without giving effect to this or any other assignment not yet effective) the Seller's share of the total Commitment is $____________, which represents a Committed Share of approximately _____%, [and] share of the total principal balance(s) outstanding under the [Revolving Credit] Loans is $____________, which represents a Pro Rata Share of such Loans approximately _____% [and share of the total principal balance outstanding under the Term Loans is $____________, which represents a Pro Rata Share of such Loans of approximately _____%].

     Section 6. No Recourse to Seller; Investment Waivers and Exculpation. The Purchaser acknowledges and agrees that the Seller's assignments and Purchaser's assumptions made under this Agreement are without any representation, warranty or covenant by or any recourse to the Seller of any kind whatsoever (except for the limited representation and warranties set forth in Section 5 hereof). Without limiting the generality of the foregoing, the Purchaser acknowledges that the Seller has not, and the Purchaser agrees that the Seller shall not be deemed or construed to have, made any representation or warranty (except for the Seller's limited representations and warranties expressly set forth in Section 5, above), offered any advice or analysis, assumed any liability or responsibility or made any Credit Support or other agreement, whether orally or otherwise, and whether express or implied, to the Purchaser with respect to: (a) any recital, statement, representation or warranty made by any of the Borrowers or any other person, any certificate delivered by any officer of any of the Borrowers or any other person, or any report, document or other information delivered from time to time by any of the Borrowers or any other person, or furnished on their behalf; (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Agreement or any of the other Loan Instruments; (c) the existing or future financial condition of any of the Borrowers or any other person; (d) the existence or value of any collateral, or the validity, sufficiency, priority or effectiveness of any Lien created or intended to be created under or by any Loan Instruments; (e) the performance by any of the Borrowers or any other person of, or the willingness, ability or likelihood of any of the Borrowers or any other person to perform, their respective obligations under the Loan Agreement and the other Loan Instruments; or (f) the validity, enforceability or collectibility of any of the Monetary Obligations and other obligations of any of the Borrowers under the Loan Agreement and other Loan Instruments.

     Section 7. Further Assurances. The Seller agrees to do such further acts and things and to execute and deliver such further statements, assignments, agreements, instruments and other documents as the Purchaser from time to time reasonably may request in order to evidence, confirm or perfect the assignments made pursuant to this Agreement, which shall be without any representation, warranty or covenant by or recourse to the Seller of any kind whatsoever, shall be consistent with the terms and provisions of this Agreement and shall otherwise be in such form and substance as may be acceptable to the Seller in its sole and absolute discretion, and in each case shall be at the sole cost and expense of the Purchaser.

     Section 8. Notice. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above (or at such other address as shall be designated hereunder by notice to the other parties, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first Business Day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours on any non-Business Day). If a certificate, signed notice or other signed item is expressly required by another provision of this Agreement, a manually signed original must be delivered by the party giving it; any other notice, request, demand or other communication instead may be sent by telecopy, with the cost of transmission prepaid or for the account of the sender, and shall (except as otherwise provided in this Agreement) be deemed conclusively to have been given on the first Business Day following the day duly sent.

     Section 9. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     Section 10. Governing Law. This Agreement has been executed and delivered, and shall be governed by and construed in accordance with the Applicable Laws pertaining, in the State of New York.

     Section 11. Counterparts. This Agreement may be executed in two or more counterpart copies of the entire document or of the signature pages to the document, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement binding upon all of the parties hereto.

     Section 12. Successors and Assigns; Assignment. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of any party in this Agreement shall inure to the benefit of the successors and assigns of the other parties.

                                  [End of Page]

     Section 13. Modification, Amendment, Etc. Each and every modification and amendment of this Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement shall be in writing and signed by each adversely affected party hereto.

     Section 14. Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.


     In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first written above.


                               [Name of Purchaser]


                               By:
                                  ----------------------------------------------


                               [Name of Seller]


                               By:
                                  ----------------------------------------------

                   [FORM OF BANK ACKNOWLEDGMENT WITHOUT SEAL]


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the _____ day of _______________ in the year ______, before me, the undersigned, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he (OR SHE) executed the same in his (OR HER) capacity (i.e., as a Vice President), and that by his (OR HER) signature on the instrument, the person upon behalf of which the individual acted (i.e., [Name of Purchaser]) executed the instrument.

                                  ----------------------------------------------
                                  Notary Public, State of New York
                                  My Commission Expires:







            [FORM OF BANK ACKNOWLEDGMENT WITHOUT SEAL]


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the _____ day of _______________ in the year ______, before me, the undersigned, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he (OR SHE) executed the same in his (OR HER) capacity (i.e., as a Vice President), and that by his (OR HER) signature on the instrument, the person upon behalf of which the individual acted (i.e., [Name of Purchaser]) executed the instrument.

                                  ----------------------------------------------
                                  Notary Public, State of New York
                                  My Commission Expires:

                                    EXHIBIT I
                                       to
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                                      with
                     AEROFLEX INCORPORATED (f/k/a ARX, Inc.)
                            AND CERTAIN SUBSIDIARIES
                            ------------------------

                        ADDRESSES FOR NOTICE AND SERVICE


              I. Address for Notices and Service to the Borrowers:

     c/o Aeroflex Incorporated (f/k/a ARX, Inc.)
     35 South Service Road
     Plainview, New York  11803
     Attention: Mr. Michael Gorin, President
     Telephone: (516) 694-6700
     Telecopy:  (516) 694-4823


 With a copy of notices from the Administrator under Section 7.07(a) or 8.02 to:

     Blau, Kramer, Wactlar & Lieberman, P.C.
     100 Jericho Quadrangle
     Jericho, New York  11753
     Attention: Edward I. Kramer, Esq.
     Telephone: (516) 822-4820
     Telecopy:  (516) 822-4824


II.       Address for notices to the Administrator:

     Fleet Bank, N.A.
     300 Broad Hollow Road
     Melville, New York  11747
     Attention: Mr. Christopher Mendelsohn, Vice President
     Telephone: (516) 349-2065
     Telecopy:  (516) 349-2098/2087


 With a copy of any default notice or other notice under Section 5.01 to:

     Parker Chapin Flattau & Klimpl, LLP
     1211 Avenue of the Americas
     New York, New York  10036
     Attention:  Lawrence David Swift, Esq.
     Telephone: (212) 704-6147
     Telecopy:  (212) 704-6159/6288
     E-Mail:    LDSwift@PCFK.com

     III. Addresses for notices to the Banks:

     The Chase Manhattan Bank
     7600 Jericho Turnpike, Suite 306
     Woodbury, New York  11797
     Attention: Ms. Barbara G. Bertschi, Vice President
     Telephone: (516) 677-4509
     Telephone: (516) 364-3307

     Fleet Bank, N.A.
     300 Broad Hollow Road
     Melville, New York  11747
     Attention: Mr. Christopher J. Mendelsohn, Vice President
     Telephone: (516) 349-2065
     Telecopy:  (516) 349-2098/2087